Exhibit 99.C.4

ISSN 0115-0421 SPECIAL EDITION VOLUME 2 Edited at the Office of the President of the Philippines pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987 VOL. 120 Manila, Philippines, December 30, 2024 NO. 53 REPUBLIC OF THE PHILIPPINES REPUBLIC ACT NO. 12116 GENERAL APPROPRIATIONS ACT January 1 - December 31, 2025 FISCAL YEAR 2025 AGENDA FOR PROSPERITY Fulfilling the Needs and Aspirations of the Filipino People

R.A. No. 12116

GENERAL APPROPRIATIONS ACT

January 1 - December 31, 2025

VOLUME II

Republic of the Philippines

GENERAL APPROPRIATIONS ACT, FY 2025

January 1 - December 31, 2025

VOLUME II

C O N T E N T S

B.	National Capital Region	30

B.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	30
B.2	Marikina Polytechnic College	32
B.3	Philippine Normal University	33
B.4	Philippine State College of Aeronautics	34
B.5	Polytechnic University of the Philippines	35
B.6	Rizal Technological University	36
B.7	Technological University of the Philippines	38

C.	Region I - ILOCOS	40

C.1	Don Mariano Marcos Memorial State University	40
C.2	Ilocos Sur Polytechnic State College	41
C.3	Mariano Marcos State University	43
C.4	Pangasinan State University	45
C.5	University of Northern Philippines	46

D.	CORDILLERA ADMINISTRATIVE REGION (CAR)	48

D.1	Abra State Institute of Sciences and Technology	48
D.2	Apayao State College	49
D.3	Benguet State University	50
D.4	Ifugao State University	52
D.5	Kalinga State University	54
D.6	Mountain Province State University	55

E.	Region II - CAGAYAN VALLEY	56

E.1	Batanes State College	56
E.2	Cagayan State University	57
E.3	Isabela State University	58
E.4	Nueva Vizcaya State University	60
E.5	Quirino State University	62

F.	Region III - CENTRAL LUZON	63

F.1	Aurora State College of Technology	63
F.2	Bataan Peninsula State University	65
F.3	Bulacan Agricultural State College	66
F.4	Bulacan State University	67
F.5	Central Luzon State University	69
F.6	Don Honorio Ventura State University	70
F.7	Nueva Ecija University of Science and Technology	72
F.8	Pampanga State Agricultural University	74
F.9	Philippine Merchant Marine Academy	75
F.10	President Ramon Magsaysay State University	76
F.11	Tarlac Agricultural University	78
F.12	Tarlac State University	80

G.	Region IV-A CALABARZON	81

G.1	Batangas State University	81
G.2	Cavite State University	83
G.3	Laguna State Polytechnic University	85
G.4	Southern Luzon State University	86
G.5	University of Rizal System	87

H.	Region IV-B (MIMAROPA)	89

H.1	Marinduque State College	89
H.2	Mindoro State University	91
H.3	Occidental Mindoro State College	92
H.4	Palawan State University	93
H.5	Romblon State University	95
H.6	Western Philippines University	96

I.	Region V - BICOL	98

I.1	Bicol State College of Applied Sciences and Technology	98
I.2	Bicol University	100
I.3	Camarines Norte State College	101
I.4	Camarines Sur Polytechnic Colleges	103
I.5	Catanduanes State University	104
I.6	Central Bicol State University of Agriculture	106
I.7	Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	108
I.8	Partido State University	109
I.9	Sorsogon State University	111

J.	Region VI - WESTERN VISAYAS	112

J.1	Aklan State University	112
J.2	Capiz State University	114
J.3	Carlos Hilado Memorial State University	115
J.4	Central Philippines State University	117
J.5	Guimaras State College	118
J.6	Iloilo Science and Technology University	119
J.7	Iloilo State University of Fisheries Science and Technology	120
J.8	Northern Iloilo State University	121
J.9	State University of Northern Negros	123
J.10	University of Antique	124
J.11	West Visayas State University	126

K.	Region VII - CENTRAL VISAYAS	127

K.1	Bohol Island State University	127
K.2	Cebu Normal University	129
K.3	Cebu Technological University	130
K.4	Negros Oriental State University	131
K.5	Siquijor State College	133

L.	Region VIII - EASTERN VISAYAS	134

L.1	Biliran Province State University	134
L.2	Eastern Samar State University	135
L.3	Eastern Visayas State University	136
L.4	Leyte Normal University	138
L.5	Northwest Samar State University	139
L.6	Palompon Polytechnic State University	141
L.7	Samar State University	142
L.8	Southern Leyte State University	143
L.9	University of Eastern Philippines	145
L.10	Visayas State University	146

M.	Region IX - ZAMBOANGA PENINSULA	148

M.1	Basilan State College	148
M.2	J.H. Cerilles State College	149
M.3	Jose Rizal Memorial State University	150
M.4	Western Mindanao State University	151
M.5	Zamboanga Peninsula Polytechnic State University	152
M.6	Zamboanga State College of Marine Sciences and Technology	153

N.	Region X - NORTHERN MINDANAO	154

N.1	Bukidnon State University	154
N.2	Camiguin Polytechnic State College	156
N.3	Central Mindanao University	157
N.4	MSU - Iligan Institute of Technology	158
N.5	Northern Bukidnon State College	159
N.6	Northwestern Mindanao State College of Science and Technology	160
N.7	University of Science and Technology of Southern Philippines - Cagayan De Oro Campus	161
N.8	University of Science and Technology of Southern Philippines - Claveria Campus	162

O.	Region XI - DAVAO REGION	163

O.1	Davao De Oro State College	163
O.2	Davao del Norte State College	164
O.3	Davao del Sur State College	166
O.4	Davao Oriental State University	167
O.5	Southern Philippines Agri-Business and Marine and Aquatic School of Technology	168
O.6	University of Southeastern Philippines	169

P.	Region XII - SOCCSKSARGEN	171

P.1	Cotabato Foundation College of Science and Technology	171
P.2	South Cotabato State College	172
P.3	Sultan Kudarat State University	173
P.4	University of Southern Mindanao	175

Q.	REGION XIII - CARAGA	176

Q.1	Agusan del Sur State College of Agriculture and Technology	176
Q.2	Caraga State University	178
Q.3	North Eastern Mindanao State University	179
Q.4	Surigao Del Norte State University	181

R.	BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)	182

R.1	Adiong Memorial State College	182
R.2	Cotabato State University	184
R.3	Mindanao State University	185
R.4	MSU-Tawi-Tawi College of Technology and Oceanography	186
R.5	Sulu State College	188
R.6	Tawi-Tawi Regional Agricultural College	189

IX.	DEPARTMENT OF ENERGY	190

A.	Office of the Secretary	190

X.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	194

A.	Office of the Secretary	194
B.	Environmental Management Bureau	195
C.	Mines and GeoSciences Bureau	196
D.	National Mapping and Resource Information Authority	198
E.	National Water Resources Board	198
F.	Palawan Council for Sustainable Development Staff	199

XI.	DEPARTMENT OF FINANCE	201

A.	Office of the Secretary	201
B.	Bureau of Customs	202
C.	Bureau of Internal Revenue	203
D.	Bureau of Local Government Finance	203
E.	Bureau of the Treasury	204
F.	Central Board of Assessment Appeals	207
G.	Insurance Commission	208
H.	National Tax Research Center	208
I.	Privatization and Management Office	209

XII.	DEPARTMENT OF FOREIGN AFFAIRS	211

A.	Office of the Secretary	211
B.	Foreign Service Institute	212
C.	Technical Cooperation Council of the Philippines	213
D.	UNESCO National Commission of the Philippines	213
E.	Presidential Commission on Visiting Forces	214

XIII.	DEPARTMENT OF HEALTH	215

A.	Office of the Secretary	215
B.	National Nutrition Council	217
C.	Philippine National AIDS Council	218

XIV.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	219

A.	Office of the Secretary	219
B.	Human Settlements Adjudication Commission	220

XV.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	222

A.	Office of the Secretary	222
B.	Cybercrime Investigation and Coordination Center	224
C.	National Privacy Commission	224
D.	National Telecommunications Commission	225

XVI.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	227

A.	Office of the Secretary	227
B.	Bureau of Fire Protection	227
C.	Bureau of Jail Management and Penology	228
D.	Local Government Academy	229
E.	National Commission on Muslim Filipinos	230
F.	National Police Commission	231
G.	National Youth Commission	232
H.	Philippine Commission on Women	233
I.	Philippine National Police	233
J.	Philippine Public Safety College	235

XVII.	DEPARTMENT OF JUSTICE	236

A.	Office of the Secretary	236
B.	Bureau of Corrections	237
C.	Bureau of Immigration	238
D.	Land Registration Authority	239
E.	National Bureau of Investigation	239
F.	Office for Alternative Dispute Resolution	240
G.	Office of the Government Corporate Counsel	240
H.	Office of the Solicitor General	241
I.	Parole and Probation Administration	242
J.	Presidential Commission on Good Government	242
K.	Public Attorney’s Office	243

XVIII.	DEPARTMENT OF LABOR AND EMPLOYMENT	244

A.	Office of the Secretary	244
B.	Institute for Labor Studies	245
C.	National Conciliation and Mediation Board	246
D.	National Labor Relations Commission	247
E.	National Wages and Productivity Commission	247
F.	Professional Regulation Commission	248
G.	Technical Education and Skills Development Authority	249

XIX.	DEPARTMENT OF MIGRANT WORKERS	251

A.	Office of the Secretary	251
B.	Overseas Workers Welfare Administration	253

XX.	DEPARTMENT OF NATIONAL DEFENSE	255

A.	Office of the Secretary	255
B.	Government Arsenal	255
C.	National Defense College of the Philippines	256
D.	Office of Civil Defense	256
E.	Philippine Veterans Affairs Office (PVAO) - Proper	258
F.	Veterans Memorial Medical Center	259
G.	Armed Forces of the Philippines	259
G.1	Philippine Army (Land Forces)	259
G.2	Philippine Air Force (Air Forces)	260
G.3	Philippine Navy (Naval Forces)	261
G.4	General Headquarters, AFP and AFP-Wide Service Support Units (AFPWSSUS)	261

XXI.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	263

A.	Office of the Secretary	263

XXII.	DEPARTMENT OF SCIENCE AND TECHNOLOGY	265

A.	Office of the Secretary	265
B.	Advanced Science and Technology Institute	266
C.	Food and Nutrition Research Institute	266
D.	Forest Products Research and Development Institute	267
E.	Industrial Technology Development Institute	268
F.	Metals Industry Research and Development Center	269
G.	National Academy of Science and Technology	270
H.	National Research Council of the Philippines	271

I.	Philippine Atmospheric, Geophysical and Astronomical Services Administration	272
J.	Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development	273
K.	Philippine Council for Health Research and Development	274
L.	Philippine Council for Industry, Energy and Emerging Technology Research and Development	274
M.	Philippine Institute of Volcanology and Seismology	275
N.	Philippine Nuclear Research Institute	276
O.	Philippine Science High School System	277
P.	Philippine Textile Research Institute	278
Q.	Science Education Institute	279
R.	Science and Technology Information Institute	280
S.	Technology Application and Promotion Institute	280

XXIII.	DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT	282

A.	Office of the Secretary	282
B.	Council for the Welfare of Children	284
C.	Juvenile Justice and Welfare Council	285
D.	National Anti-Poverty Commission	286
E.	National Authority For Child Care	287
F.	National Council on Disability Affairs	288
G.	Presidential Commission for the Urban Poor	288

XXIV.	DEPARTMENT OF TOURISM	290

A.	Office of the Secretary	290
B.	Intramuros Administration	291
C.	National Parks Development Committee	292
D.	Philippine Commission on Sports Scuba Diving	293

XXV.	DEPARTMENT OF TRADE AND INDUSTRY	294

A.	Office of the Secretary	294
B.	Board of Investments	295
C.	Construction Industry Authority of the Philippines	296
D.	Cooperative Development Authority	297
E.	Design Center of the Philippines	298
F.	Philippine Trade Training Center	299

XXVI.	DEPARTMENT OF TRANSPORTATION	300

A.	Office of the Secretary	300
B.	Civil Aeronautics Board	302
C.	Maritime Industry Authority	303
D.	Office of Transportation Cooperatives	304
E.	Office for Transportation Security	304
F.	Philippine Coast Guard	305
G.	Toll Regulatory Board	306

XXVII.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	307

A.	Office of the Secretary	307
B.	Commission on Population and Development	309
C.	Philippine National Volunteer Service Coordinating Agency	310
D.	Public-Private Partnership Center of the Philippines	311
E.	Philippine Statistical Research and Training Institute	312
F.	Philippine Statistics Authority	313
G.	Tariff Commission	314

XXVIII.	Presidential Communications Office	317

A.	Presidential Communications Office (Proper)	317
B.	Bureau of Broadcast Services	317
C.	National Printing Office	318
D.	News and Information Bureau	318
E.	Philippine Information Technology	319
F.	PBS- Bureau of Broadcast Services	320
G.	Presidential Broadcast Staff (RTVM)	320

XXIX.	OTHER EXECUTIVE OFFICES	322

A.	Anti-Money Laundering Council	322
B.	Anti-Red Tape Authority	322
C.	Climate Change Commission	323
D.	Commission on Filipinos Overseas	324
E.	Commission on Higher Education	324
F.	Commission on the Filipino Language	325
G.	Dangerous Drugs Board	326
H.	Energy Regulatory Commission	326
I.	Film Development Council of the Philippines	327
J.	Games and Amusements Board	328
K.	Governance Commission for Government-Owned or Controlled Corporations	329
L.	Marawi Compensation Board	330
M.	Mindanao Development Authority	330
N.	Movie and Television Review and Classification Board	331
0.	National Amnesty Commission	332
P.	National Commission for Culture and the Arts	333
P.l	National Commission for Culture and the Arts - (Proper)	333
P.2	National Historical Commission of the Philippines	334
P.3	National Library of the Philippines	335
P.4	National Archives of the Philippines	335
Q.	National Commission of Senior Citizens	336
R.	National Commission on Indigenous Peoples	337
S.	National Intelligence Coordinating Agency	338
T.	National Security Council	339
U.	Office of the Presidential Adviser on Peace, Reconciliation and Unity	339
V.	Optical Media Board	340
W.	Philippine Competition Commission	341
X.	Philippine Drug Enforcement Agency	341
Y.	Philippine Racing Commission	342
Z.	Philippine Space Agency	343
AA.	Philippine Sports Commission	343
AB.	Presidential Legislative Liason Office	344
AC.	Presidential Management Staff	345

XXX.	THE JUDICIARY	346

A.	Supreme Court of the Philippines and the Lower Courts	346
B.	Presidential Electoral Tribunal	346
C.	Sandiganbayan	347
D.	Court of Appeals	348
E.	Court of Tax Appeals	348

XXXI.	CIVIL SERVICE COMMISSION	349

A.	Civil Service Commission	349
B.	Career Executive Service Board	351

XXXII.	COMMISSION ON AUDIT	352

XXXIII.	COMMISSION ON ELECTIONS	355

XXXIV.	OFFICE OF THE OMBUDSMAN	357

XXXV.	COMMISSION ON HUMAN RIGHTS	359

A.	Commission on Human Rights	359
B.	Human Rights Violations Victims’ Memorial Commission	360

XXXVI.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS	361

A.	DEPARTMENT OF AGRICULTURE	361

A.1	National Dairy Authority	361
A.2	National Food Authority	361
A.3	Philippine Coconut Authority	362
A.4	Philippine Crop Insurance Corporation	363
A.5	Philippine Fisheries Development Authority	363
A.6	Philippine Rice Research Institute	364
A.7	Sugar Regulatory Administration	365

B.	DEPARTMENT OF ENERGY	365

B.1	National Electrification Administration	365
B.2	National Power Corporation	366

C.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	367

C.1	Local Water Utilities Administration	367
C.2	Metropolitan Waterworks and Sewerage System - Regulatory Office	367

D.	DEPARTMENT OF FINANCE	368

D.1	Philippine Tax Academy	368

E.	DEPARTMENT OF HEALTH	369

E.1	Lung Center of the Philippines	369
E.2	National Kidney and Transplant Institute	369
E.3	Philippine Children’s Medical Center	370
E.4	Philippine Heart Center	371
E.5	Philippine Institute of Traditional and Alternative Health Care	371

F.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	372

F.1	National Home Mortgage Financing Corporation	372
F.2	National Housing Authority	373
F.3	Social Housing Finance Corporation	373

G.	DEPARTMENT OF TOURISM	374

G.1	Tourism Promotions Board	374

H.	DEPARTMENT OF TRADE AND INDUSTRY	375

H.1	Aurora Pacific Economic Zone and Freeport Authority	375
H.2	Center for International Trade Expositions and Missions	375
H.3	Small Business Corporation	376

I.	DEPARTMENT OF TRANSPORTATION	377

I.1	Light Rail Transit Authority	377
I.2	Philippine National Railways	377

J.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	378

J.1	Development Academy of the Philippines	378
J.2	Philippine Institute for Development Studies	378

K.	OTHER EXECUTIVE OFFICES	379

K.1	Authority of the Freeport Area of Bataan	379
K.2	Bases Conversion and Development Authority	380
K.3	Cagayan Economic Zone Authority	380
K.4	Cultural Center of the Philippines	381
K.5	National Irrigation Administration	382
K.6	Philippine Center for Economic Development	382
K.7	Subic Bay Metropolitan Authority	383
K.8	Zamboanga City Special Economic Zone Authority	384

XXXVII.	ALLOCATIONS TO LOCAL GOVERNMENT UNITS	385

A.	Metropolitan Manila Development Authority	385

XXXIX.	STAFFING SUMMARY	387

A.	Congress of the Philippines	387
B.	Office of the President	390
C.	Office of the Vice-President	391
D.	Department of Agrarian Reform	392
E.	Department of Agriculture	393
F.	Department of Budget and Management	400
G.	Department of Education	402
H.	State Universities and Colleges	407
I.	Department of Energy	467
J.	Department of Environment and Natural Resources	468
K.	Department of Finance	473
L.	Department of Foreign Affairs	478
M.	Department of Health	481
N.	Department of Human Settlements and Urban Development	484
O.	Department of Information and Communications Technology	486
P.	Department of the Interior and Local Government	489
Q.	Department of Justice	496
R.	Department of Labor and Employment	504
S.	Department of Migrant Workers	509
T.	Department Of National Defense	511
U.	Department of Public Works and Highways	518
V.	Department of Science and Technology	519
W.	Department of Social Welfare and Development	530
X.	Department of Tourism	535
Y.	Department of Trade and Industry	538
Z.	Department of Transportation	542
AA.	National Economic and Development Authority	547
AB.	Presidential Communications Office	552
AC.	Other Executive Offices	557
AD.	The Judiciary	577
AE.	Civil Service Commission	582
AF.	Commission on Audit	584
AG.	Commission on Elections	585
AH.	Office of the Ombudsman	586
AI.	Commission on Human Rights	587
AJ.	Allocations to Local Government Units	589

DECEMBER 30, 2024	OFFICIAL GAZETTE	1
CONGRESS OF THE PHILIPPINES

I. CONGRESS OF THE PHILIPPINES

A. SENATE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Crafting of significant legislation and reform measures ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Crafting of significant legislation and reform measures ensured

SENATE LEGISLATIVE PROGRAM
Outcome Indicator(s)
Output Indicator(s)

B. SENATE ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of Senatorial electoral contests achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Fair and speedy resolution of Senatorial electoral contests achieved

SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM

Outcome Indicators
1. Percentage reduction in the processing time of electoral protests	0%	15% reduction in processing time for the Recruitment Process (Placement Sub-module under the HRMEIS-RSP Module) and enhancements of existing system
2. Percentage reduction in the cost of electoral protests	0%	15% reduction in the cost of electoral protests (e.g. salaries and supplies)

Output Indicators
1. Percentage of electoral contests resolved within the term of office being contested	0%	New Case (SET Case no. 001-25): 15% of the over-all work program to resolve a case Election Protest (1,500 Projected Pilot Precincts) / Petition for Quo Warranto

2	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

2. Percentage of work program for electoral protests filed completed	100% resolved	100% of the work program for the year to resolve the election protest (pilot precincts) /petition
3. Number of legal researches completed	Indicator applicable if no protests filed or ongoing case

Two (2) manuscripts - (1) Compilation of Supreme Court Rulings on Election Protest Cases from 2010 to 2024 (research and submission of case digests only) and (2) Pre-EDSA Elections:

A Backgrounder (review/validation and drafting only)

C. COMMISSION ON APPOINTMENTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Review and confirmation of Presidential appointments/nominations submitted to the Commission

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) /PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Review and confirmation of Presidential appointments / nominations submitted to the Commission

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM
Output Indicators
1. Number of Presidential appointments/nominations received from the Office of the President.	Depending on the appointments/ nominations submitted by the Office of the President	Depending on the appointments/ nominations submitted by the Office of the President
2. Number of Presidential appointments/nominations confirmed and /or given consent/unacted	Depending on the submission of complete documentary requirements by the appointees /nominees	Depending on the appointments/ nominations which have complied with the submission of complete documentary requirements

D. HOUSE OF REPRESENTATIVES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Crafting of significant legislation and reform measures ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	3
CONGRESS OF THE PHILIPPINES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Crafting of significant legislation and reform measures ensured

HOR LEGISLATIVE PROGRAM
Outcome Indicator(s)
Output Indicator(s)

E. HOUSE OF REPRESENTATIVES ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of House of Representatives electoral contests achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Fair and speedy resolution of House of Representatives electoral contests achieved

HOR ELECTORAL CONTESTS ADJUDICATION PROGRAM
Outcome Indicator
1. Number of cases adjudicated	N/A	2

4	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

II. OFFICE OF THE PRESIDENT

A. THE PRESIDENT’S OFFICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive support services to the Presidency

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Responsive support services to the Presidency

PRESIDENTIAL OVERSIGHT PROGRAM
Outcome Indicator
1. Stakeholders’ Level of Satisfaction	100%	85%
Output Indicators
1. Percentage of requests/instructions acted upon and submitted to the Executive Secretary (ES), or concerned officials within the prescribed period	100%	100%
2. Percentage of policy-related instructions acted upon, and/or policy recommendations/advice submitted within the prescribed period	100%	100%
3. Percentage of reports on consultations conducted on various policy directives/good governance initiatives/internal control systems within the prescribed period	100%	100%

PRESIDENTIAL ADVISORY PROGRAM
Outcome Indicator
1. Percentage of advice/policy recommendations adopted/considered by the President or the ES	100%	100%
Output Indicator
1. Percentage of advice/policy recommendations submitted to the President or the ES within the prescribed period	100%	100%
PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM

Outcome Indicator
1. Level of Satisfaction of the President / ES Output Indicators	100%	100%
1. No. of decisions/resolutions (DRs) submitted to the DESLA/ES within the prescribed period	N/A	N/A
2. Percentage of decisions/resolutions (DRs) submitted to the DESLA/ ES within the prescribed period	100%	100%
3. Percentage of orders issued within the prescribed period	100%	100%
4. Percentage of legal opinions prepared and released within the prescribed period	100%	100%
5. Percentage of legal actions prepared and released within the prescribed period	100%	100%
6. Percentage of bills/resolutions acted upon within the prescribed period	100%	100%
7. Percentage of disciplinary actions involving Presidential appointees resolved within the prescribed period	100%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	5
OFFICE OF THE PRESIDENT

PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM
Outcome Indicator
1. Percentage of Presidential events successfully undertaken	100%	100%
Output Indicators
1. Percentage of Presidential events managed according to schedule and quality standards	100%	100%
2. Percentage of received documents managed and acted upon within the prescribed period	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2025

III. OFFICE OF THE VICE-PRESIDENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Enhanced strategic partnership and advocacy on good governance

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Enhanced strategic partnership and advocacy on good governance
SOCIO-ECONOMIC PROGRAM DELIVERY

Outcome Indicator
1. Output Indicators Number of beneficiaries of all OVP services delivered	275

1. Number of strategic partnerships established or strengthened
2. Percentage of requests acted upon within standard processing time	85%
3. Percentage of projects with partners implemented as planned	75%
4. Percentage equivalent of average satisfaction ratings for OVP services	90%
5. Number of ceremonial engagements completed
6. Number of OVP engagements completed

DECEMBER 30, 2024	OFFICIAL GAZETTE	7
DEPARTMENT OF AGRARIAN REFORM

IV. DEPARTMENT OF AGRARIAN REFORM

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities by small farmers increased

ORGANIZATIONAL OUTCOME

1.	Tiller’s Security of Tenure Ensured

2.	Tiller’s Rights and Welfare Promoted

3.	Agrarian Reform Areas Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Tiller’s Security of Tenure Ensured

LAND TENURE SECURITY PROGRAM

Outcome Indicator
1. Percentage of farmers actually installed in awarded lands	100% of the farmers in distributed lands for the year	100% of the farmers in distributed lands for the year

Output Indicators
1. Number of hectares with claim folder documentation completed	35,709	20,785
2. Number of hectares with Emancipation Patents/Certificate of Land Ownership Award (EP/CLOA) registered	14,082	25,128
3. Number of hectares actually distributed to agrarian reform beneficiaries (ARBs)	39,574	28,468
4. Number of generated Certificate of Land Ownership Awards (CLOAs) registered (LRA-CARP)*	11,806 titles	25,128 titles
5. Number of hectares with approved survey (DENR-CARP)*	22,622	21,994.28

Tiller’s Rights and Welfare Promoted

AGRARIAN JUSTICE DELIVERY PROGRAM

Outcome Indicator
1. Percent reduction of pending cases	100%	100%

Output Indicators
1. Resolution rate of agrarian-related cases (DARAB and ALI cases)	97.08%	95%
2. Percentage of cases handled with agrarian legal assistance in judicial and quasi-judicial courts	96.02%	83%

Agrarian Reform Areas Improved

AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM

Outcome Indicators
1. Percentage of Agrarian Reform Beneficiary Organizations (ARBOs) managing profitable business enterprises	51.03%	75%

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2. Percentage increase in crop yield above the baseline (i.e. palay)	37.49%	5%

Output Indicators
1. Number of agrarian reform beneficiaries (ARBs) trained	525,012	320,329
2. Number of ARBs with access to credit and microfinance services	177,147	136,848
3. Number of ARBOs provided with technical, enterprise and farm productivity support and physical infrastructures	3,369	3,033
4. Number of farmer beneficiaries and small landowners trained (DTI-CARP)*	16,745	12,480
5. Number of Irrigator’s Associations (IAs) organized and trained (NIA-CARP)*	30	57
6. Number of sites and areas covered for upland development (DENR-CARP)*	83/2,621	70/2,000
7. Number of irrigation projects completed (NIA-CARP)*	44	57
8. Number of Technical and Marketing Assistance provided (DTI-CARP)*	3,929	3,592
9.Number of Micro, Small and Medium Enterprises (MSMEs) maintained (DTI-CARP)*	2,163	1,654
10. Number of hectares (new and restored areas) provided with irrigation (NIA-CARP)*	1,348	1,633

*	Please refer to the respective mother departments/agency budget for the requirements of CARP.

NOTE: Exclusive of Targets funded from other sources, e.g. Special Account in the General Fund.

DECEMBER 30, 2024	OFFICIAL GAZETTE	9
DEPARTMENT OF AGRICULTURE

V. DEPARTMENT OF AGRICULTURE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity in the Agricultural Sector increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Productivity in the Agricultural Sector increased

TECHNICAL AND SUPPORT SERVICES PROGRAM

Outcome Indicators
1. Percentage of beneficiaries rating the technical 100% 80% support services to be at least satisfactory
2. Percentage of deliveries of production support 100% 100% services validated by LGUs to have been delivered at the appropriate time

Output Indicators
1. Number of provinces and chartered cities provided with production support services and support to construct market-related infrastructure	59	86
2. Number of group beneficiaries provided with market development services	6,831	2,566
3. Number of extension workers trained to support the capacity of LGUs and farmers, fisherfolk, and other beneficiaries provided with training support services
a. LGU extension workers trained	15,177	11,169
b. Farmers, fisherfolk and other participants	88,244	68,663

AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM

Outcome Indicator	100%	80%
1. Percentage of beneficiaries rating the provision of agricultural machinery, equipment, facilities, and installation of small scale irrigation projects to be at least satisfactory

Output Indicators
1. Number of provinces and chartered cities provided with agricultural machineries, equipment, facilities, and small scale irrigation projects	13	85
2. Number of hectares of service area generated from the establishment and installation of small scale irrigation projects (SSIPs)	7,359.44	5,504.30

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3. Number of kilometers of Farm-to-Market Roads (FMRs) validated for construction/rehabilitation	1,108.83	1,541.22
4. Percentage of DPWH-constructed FMRs monitored	100%	100%

AGRICULTURE AND FISHERY POLICY PROGRAM

Outcome Indicator
1. Number of policies issued and disseminated	3	1

Output Indicator
1. Number of policies supported and endorsed for approval	83	55

AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM

Outcome Indicator
1. Number of provinces with control of incidence of major pests and diseases maintained at zero incidence
a. Foot and Mouth Disease	81	82
b. Avian Influenza	71	82

Output Indicators
1. Percentage of applications for quarantine and sanitary and phytosanitary (SPS) clearance processed within one (1) day	94.25%	100%
2. Number of agri-fishery standards developed	32	20
3. Percentage of new agriculture facilities and products that have been inspected at least once a year	100%	100%

LOCALLY-FUNDED AND FOREIGN-ASSISTED PROGRAM

Outcome Indicator
1. Number of agriculture and fishery based enterprises assisted	82

Output Indicator
1. Percentage of amount of approved FMR sub-projects to the total amount of FMR allocation	100%

B. AGRICULTURAL CREDIT POLICY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Efficiency of Agriculture, Forestry, and Fisheries (AFF) Production Enhanced

ORGANIZATIONAL OUTCOME

Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit and Financing Program increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	11
DEPARTMENT OF AGRICULTURE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit and Financing Program increased

AGRICULTURAL CREDIT PROGRAM

Outcome Indicators
1. Percentage increase of borrowers obtaining loans from formal sources:
a. small farmer (3 ha and below)		62%		2% in 2 years
b. small fisherfolk (3 tons and below)		63%		2% in 2 years
2. Repayment rate (loans collected/loans matured)		100%		85%-95%

Output Indicators
1. Amount of loans granted to credit retailers/lenders and to end-borrowers:
a. Credit retailers/lenders			₱	2,750 Million
b. End-borrowers	₱	2,955.50 Million	₱	1,952.50 Million
2. Number of credit program orientations and credit matching seminars and workshops conducted		47		32
3. Number of farmers and fisherfolk organizations provided with institutional capacity building assistance		164		12

C. BUREAU OF FISHERIES AND AQUATIC RESOURCES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity in Fisheries Sector within ecological limits improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Productivity in Fisheries Sector within ecological limits improved

FISHERIES DEVELOPMENT PROGRAM

Outcome Indicator	3.58	% annually	2	% annually
1. Percentage increase in volume of production for provision of support/supply

Output Indicators
1. Number of beneficiaries provided with aquaculture support/supply

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a. Number of individuals	47,892	38,715
b. Number of fisherfolk groups	2,511	1,013
2. Number of beneficiaries provided with postharvest support/supply
a. Number of individuals	319	310
b. Number of fisherfolk groups	207	278
3. Number of beneficiaries provided with environment- friendly fishing gears/paraphernalia
a. Number of individuals	10,087	16,380
b. Number of fisherfolk groups	274	402

FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM
Outcome Indicator
1. Percentage of administrative cases resolved within the prescribed period	91%	50%

Output Indicators
1. Percentage of applications for permits, licenses or accreditation with complete documentary requirements acted upon within the prescribed period	100%	100%
2. Number of fishery facilities and products monitored and/or inspected with reports issued	12,002	7,212
3. Percentage of violations acted upon within the prescribed period	100%	80%

FISHERIES EXTENSION PROGRAM
Outcome Indicator
1. Percentage of technology trained fisherfolk adoptors	87%	50%

Output Indicators
1. Percentage of individual fisherfolk who rated the extension support provided as satisfactory or better	99%	90%
2. Percentage of requests for extension support responded to within three (3) days	100%	90%

FISHERIES POLICY PROGRAM
Outcome Indicator
1. Percentage of approved policies that are translated into plans and programs within prescribed period	70%	70%

Output Indicators
1. Number of policies formulated and recommended	6	3
2. Number of policies reviewed/updated in accordance with the period prescribed thereon	11	5

D. FERTILIZER AND PESTICIDE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	13
DEPARTMENT OF AGRICULTURE

ORGANIZATIONAL OUTCOME

Fertilizer and pesticide products and handlers regulated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Fertilizer and pesticide products and handlers regulated

FERTILIZER AND PESTICIDE REGULATORY PROGRAM
Outcome Indicators
1. Percentage of handlers and products monitored/inspected with detected violations	0.50%	1%
2. Percentage of Notice of Violations and Order issuances that resulted into cases filed/litigated	0%	0%

Output Indicators
1. Percentage of regulatory documents issued within the prescribed time frame	97%	97%
2. Percentage of submitted reports that resulted in the issuance of notice of violations and penalties imposed	1%	1%

E. NATIONAL FISHERIES RESEARCH AND DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Responsive, sustainable and globally competitive fisheries industry through research and development

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Responsive, sustainable and globally competitive fisheries industry through research and development

FISHERIES RESEARCH AND DEVELOPMENT PROGRAM

Outcome Indicator
1. Percentage of policy recommendations and technology adopters/users	85%	85%

Output Indicators
1. Number of policy recommendations and technologies developed or improved	11	11
2. Percentage of requests for technical assistance responded to within the prescribed period	90%	90%
3. Percentage of clients that rated the technical services rendered/networked as satisfactory or better	85%	85%

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F. NATIONAL MEAT INSPECTION SERVICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

1. Meat Safety and Quality Assured

2. Meat Industry Sector Developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Meat Safety and Quality Assured

MEAT REGULATORY PROGRAM
Outcome Indicator
1. Percentage of existing meat establishments and transport vehicles conforming to national and international standards for handling safe and quality meat
a. Meat Establishments	584		90	% (526/584)
b. Transport Vehicles	9,530		90	% (8,577/9,530)

Output Indicators
1. Percentage increase in number of meat establishments and transport vehicles monitored and/or inspected with reports issued
a. Meat Establishments	10%		10	% (59)
b. Transport Vehicles	10%		10	% (95)
2. Number of Hazard Analysis and Critical Control Point (HACCP) certified meat establishments monitored and/or inspected with reports issued	157		160
3. Percentage of certificates and licenses issued within the prescribed period	100%		100%
4. Percentage of exporter and importer meat establishments registered and licensed within the prescribed period from the date of application	100%		100%

Meat Industry Sector Developed

LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM

Outcome Indicators	30	% (18/63)	35	% (23/63)
1. Percentage increase in the number of beneficiary LGU meat facilities that are compliant to national standards and are properly operated and maintained

DECEMBER 30, 2024	OFFICIAL GAZETTE	15
DEPARTMENT OF AGRICULTURE

2. Percentage of highly urbanized LGUs capable of performing meat inspection services	0	33	% (11/33)

Output Indicator
1. Number of LGU Meat Inspectors trained to perform meat inspection service	345	320

G. PHILIPPINE CARABAO CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Carabao-based enterprises enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Carabao-based enterprises enhanced

NATIONAL CARABAO DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage increase in the number of clients with genetically improved buffaloes (crossbred owners)	5	% Annually	5	% Annually
2. Percentage increase in the family income from dairy carabao-based enterprises (among value-chain players)	20%		20%
3. Percentage of technology adopters/users	20	% in 3 years	35	% in 3 years

Output Indicators
1. Percentage increase in the number of clients directly provided with production support services	5%		5%
2. Percentage of clients who rated the goods and services delivered as satisfactory or better	95%		95%
3. Percentage of requests for technical assistance responded to within 3 days	95%		95%
4. Number of technologies developed or improved	10		19

H. PHILIPPINE CENTER FOR POSTHARVEST DEVELOPMENT AND MECHANIZATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

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GENERAL APPROPRIATIONS ACT, FY 2025

ORGANIZATIONAL OUTCOME

Increase resource-use efficiency and productivity, reduce losses and add value to the produce through research, development, and extensions

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Increase resource-use efficiency and productivity, reduce losses and add value to the produce through research, development, and extensions

AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM

Outcome Indicators
1. Percentage increase in the number of new technology adopters/users	189	20% increase annually (380)
2. Percentage increase in the number of intellectual property applications filed	5	25% increase annually (13)
Output Indicators
1. Number of technologies developed or improved	10	10
2. Percentage of Research and Development results commercialized	50%	50% (10)
3. Number of individuals trained on technology utilization/adoption	771	2,050

I. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Enhanced Agriculture and Fishery Stakeholders Participation in Policy Development

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Enhanced Agriculture and Fishery Stakeholders
Participation in Policy Development

AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM

Outcome Indicators
1. Percentage of policy recommendations/resolutions adopted	30%	30%
2. Percentage increase in membership of agricultural and fishery stakeholders in PCAF Consultative Bodies	10%	7%

DECEMBER 30, 2024	OFFICIAL GAZETTE	17
DEPARTMENT OF AGRICULTURE

Output Indicators
1. Percentage of policy recommendations/resolutions endorsed within prescribed period	89%	75%
2. Number of partnership agreements with CSO and farmers/fisherfolk cooperatives forged	16	12

J. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity in the fiber industry increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Productivity in the fiber industry increased

FIBER DEVELOPMENT PROGRAM

Outcome Indicator
1. Percentage increase in fiber production	62,404 MTs (2021 PSA data)	10% increase within 5 years

Output Indicators
1. Number of beneficiaries of specific goods and services (planting materials, technical assistance)	8,272	9,356
a. Individual	8,224	9,181
b. Group	48	175
2. Percentage of beneficiaries who rated the goods and services delivered as satisfactory or better	80%	80%
3. Percentage of goods and services delivered within the prescribed time frame	80%	80%

FIBER INDUSTRY REGULATORY PROGRAM

Outcome Indicator
1. Percentage increase of Grading Bailing Establishment (GBEs) compliant with Quality Standards set by PhilFIDA	1,074 (2022 PhilFIDA data)	10% increase within 5 years

Output Indicators
1. Number of Permit to Transport Fibers (PTFs) issued	7,396	6,035
2. Number of Primary Certificate of Fiber Inspection (PCFI) issued	3,572	3,725
3. Number of licenses issued	1,318	1,338
4. Number of enforcement actions undertaken	13,887	12,478
5. Number of sites and facilities monitored	1,415	1,525

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GENERAL APPROPRIATIONS ACT, FY 2025

VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2. Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1. Allocative Efficiency and Operational Effectiveness Enhanced

2. Budget Improved Through Sustained Fiscal Discipline and Fiscal Openness

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Allocative Efficiency and Operational Effectiveness Enhanced

ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM

Outcome Indicators
1. Number of targeted policies approved and issued to improve the organizational effectiveness and productivity of government agencies	12	N/A
2. Percentage of approved actions on organization, staffing, position classification, compensation, management systems improvement, productivity enhancement, asset management, and strengthening of internal control systems released by the DBM within the target date	N/A	91%

Output Indicators
1. Percentage of approved actions on organization, staffing, position classification and compensation released by the DBM within the target date	100%	91%
2. Percentage of approved actions on management systems improvement, productivity enhancement, asset management, and strengthening of internal control systems released by the DBM within the target date	100%	91%
3. Percentage of proposed policies on organization, staffing, position classification and compensation released by the DBM within the target date	100%	81%
4. Percentage of proposed policies on management systems improvement, productivity enhancement, asset management, and strengthening of internal control systems released by the DBM within the target date	100%	81%

BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM

Outcome Indicator
1. President’s proposed appropriations aligned with the government priorities (i.e. Public Infrastructure spending kept within the target range, in % GDP)	N/A	5-6% of GDP

DECEMBER 30, 2024	OFFICIAL GAZETTE	19
DEPARTMENT OF BUDGET AND MANAGEMENT

Output Indicators
1. Budget documents under the responsibility of DBM submitted on time	100%	100%
2. Percentage of requests for budget authorization and variation acted upon within the prescribed period	99.82%	97%
3. Percentage of Agency Performance Reviews (APRs) conducted within the prescribed period	99.03%	92%
4. Percentage of targeted number of policy directives/ guidelines on budget preparation, execution, and accountability issued on the target date	100%	100%
5. Percentage of budget reviews on LGU Budgets and GOCC Corporate Operating Budgets (COB) completed within the prescribed period
A. Percentage of budget reviews on GOCC Corporate Operating Budgets (COB) completed within the prescribed period	100%	97%
B. Percentage of LGUs budgets submitted with complete documentation reviewed within 75 days	100%	100%

LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM
Outcome Indicator

1. Percentage of LGUs which conducted Public Financial Management (PFM) Assessment with PFM Reports and Implementing Improvement Plans	82.93%	35%

Output Indicators
1. Percentage of targeted number of policy directives/ guidelines issued on local expenditure management on the prescribed deadline	100%	100%
2. Percentage of LGUs with submitted PFM Assessment Report (AR) and PFM Improvement Plan (IP) desk validated at set deadline Budget Improved Through Sustained Fiscal Discipline and Fiscal Openness	N/A	35%

FISCAL DISCIPLINE AND OPENNESS PROGRAM

Outcome Indicators
1. Expenditure level kept within the target NG fiscal deficit-to-GDP ratio set by the DBCC	6.23%	Disbursement kept within the deficit target approved by the DBCC
2. Targeted PEFA or IMF-FTA budget indicators improved	PI 2.1: B PI 2.2: A	PI 2.1: B PI 2.2: B
3. Philippines’ score in the Open Budget Survey (OBS) improved	68	N/A

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Output Indicators
1. Percentage of targeted number of budget policy advisories submitted to and approved by the DBCC	N/A	100%
2. Percentage of Public Expenditure Management (PEM) reforms approved by Authorities and issued through policy guidelines/directives	100%	96%
3. All seven (7) essential budget documents (in the OBI) under DBM responsibility published on time	7	7

B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Efficient Government Operations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Efficient Government Operations

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM

Outcome Indicators
1. Percentage of Agency Procurement Compliance and Performance Indicator (APCPI) results evaluated by the GPPB-TSO with an average rating/score of “2.00” or better	50%	N/A
2. Percentage of the procurement report analytics submitted within the prescribed deadline and accepted by the GPPB	N/A	100%

Output Indicators
1. Percentage of procurement policy recommendations approved by the GPPB	90%	100%
2. Percentage of agencies evaluated under APCPI system	100%	100%
3. Percentage of target number of agencies covered by training or professionalization program	80%	80%

DECEMBER 30, 2024	OFFICIAL GAZETTE	21
DEPARTMENT OF EDUCATION

VII. DEPARTMENT OF EDUCATION

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Access of every Filipino to an enhanced basic education program enabling them to prepare for further education, entrepreneurship and the world of work achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) /PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Access of every Filipino to an enhanced basic education program enabling them to prepare for further education, entrepreneurship and the world of work achieved

EDUCATION POLICY DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage of completed education researches used for policy development	121% (678/560)	100% (955)
2. Percentage of satisfactory feedback from clients on issued policies	84%	84%

Output Indicators
1. Number of policies formulated, reviewed, and issued	26	25
2. Number of education researches completed	678	955
3. Number of proposed policies reviewed	82	31

BASIC EDUCATION INPUTS PROGRAM

Outcome Indicators
1. Percentage of public schools meeting the standard ratio for teachers
a. Elementary	99% (36,489/36,808) SY 2023-2024	99% (36,709/36,883) SY 2025-2026
b. Junior High School	86% (7,902/9,222) SY 2023-2024	90% (8,646/9,602) SY 2025-2026
c. Senior High School	92% (6,317/6,868) SY 2023-2024	98% (6,915/7,065) SY 2025-2026
2. Percentage of public schools meeting the standard ratio for classrooms

a. Grades 1 - 10	47% (22,273/46,932)	52% (24,235/46,606)
b. Senior High School	39% (2,749/7,045)	42% (2,991/7,121)
3. Percentage of public schools provided with Information and Communications Technology (ICT) package
a. Elementary	75% schools with electricity (27,754/37,045)	90% schools with electricity (33,340/37,045)
b. Junior High School	79% schools with electricity (7,827/9,871)	100% schools with electricity (9,871/9,871)
c. Senior High School	84% schools with electricity (6,143/7,350)	95% schools with electricity (6,982/7,350)

Output Indicators
1. Number of:
a. New classrooms constructed	192	6,000
b. New classrooms on-going construction	4,391	0

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GENERAL APPROPRIATIONS ACT, FY 2025

c. Textbooks and instructional/learning materials procured for printing and delivery	4,069,338	97,830,242
2. Number of equipment/tools procured for distribution:
a. Science and Math	8,500,892 pieces	14,174,775 pieces
b. Technical-Vocational-Livelihood	78,596 pieces	178,590 pieces
c. ICT	0 package	18,185 packages
3. Number of newly-created teaching positions filled up	5,591	20,000

INCLUSIVE EDUCATION PROGRAM

Outcome Indicators
1. Percentage of learners enrolled in:
a. Special Needs Education (SNED) - public	1.11% (289,291)	1.17% (303,756)
b. Arabic Language Islamic Values Education (ALIVE) - public and private	0.68% (179,456)	0.70% (181,226)
c. Indigenous Peoples Education (IPED) - public	1.11% (288,043)	1.17% (303,170)
d. Alternative Learning System (ALS)	2.26% (588,762)	2.43% (630,327)
2. Percentage of learners provided with learning resources	38.53% (10,024,400)	2.83% (733,954)

Output Indicators
1. Number of schools offering the following programs:
a. ALIVE - public and private	3,782	5,200
b. IPED - public	3,391	3,635
c. SNED - public	21,510	23,313
2. Number of public schools provided with learning resources	27,304	44,971
3. Percentage of reported errors in learning resources addressed	100%	100%

SUPPORT TO SCHOOLS AND LEARNERS PROGRAM

Outcome Indicators
1. Retention rate
a. Elementary	100.35% SY 2022-2023	98.00% SY 2024-2025
b. Secondary (Grades 7 to 12)	97.19% SY 2022-2023	96.00% SY 2024-2025
2. Completion rate
a. Elementary	99.56% SY 2022-2023	95.00% SY 2024-2025
b. Secondary (Grades 7 to 12)	83.09% SY 2022-2023	85.00% SY 2024-2025
3. Proportion of the learners achieving at least nearly proficient in National Achievement Test (NAT)
a. Elementary (Grade 6)	No Data Available	46% SY 2024-2025
b. Junior High School (Grade 10)	30% SY 2022-2023	50% SY 2024-2025
c. Senior High School (Grade 12)	24% SY 2022-2023	28% SY 2024-2025

Output Indicators
1. Number of learners benefiting from the School-Based Feeding Program	1,871,869	2,062,510
2. Number of grantees:
a. Educational Service Contracting (ESC)	859,996	1,045,654
b. Senior High School Voucher	1,228,257	1,392,713
c. Joint Delivery Voucher Program	105,675	117,150

EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM

Outcome Indicator
1. Increase in percentage of public schools conducting schools learning action cell sessions	0% increase	0% increase

DECEMBER 30, 2024	OFFICIAL GAZETTE	23
DEPARTMENT OF EDUCATION

Output Indicator
1. Number of public school teachers and teaching-related staff trained	397,769	127,661

B. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Readiness of Filipino Children for Kindergarten Achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Readiness of Filipino Children for Kindergarten Achieved

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage of children from age zero (0) to four (4) years enrolled in Child Development Centers (CDCs)	85%	85% (34,000/40,000)
2. Percentage of ECCD Centers accredited/recognized	85%	85%
3. Percentage of LGUs that support the implementation of their ECCD Program	90%	90% (954/1,060)

Output Indicators
1. ECCD centers established/expanded
Number of National Child Development Centers (NCDCs) established	50	50
Number of Day Care Centers converted into CDCs	250	500
2. Number of ECCD service providers trained for capacity-building	1,799	2,224
3. ECCD Centers provided with assistance for accreditation/recognition
Percentage of targeted NCDC sites trained in the utilization of the accreditation/recognition tool	90%	90% (90/100)
Percentage of accreditation/recognitions conferred to CDCs and learning centers upon submission of complete documents from DSWD	90%	90%

C. NATIONAL ACADEMY OF SPORTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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GENERAL APPROPRIATIONS ACT, FY 2025

ORGANIZATIONAL OUTCOME

Access to quality and enhanced secondary education, and high-quality sports training program in world-class sports facilities enabling them to excel in their respective sports and pursue their chosen future education, profession, or career achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS

Access to quality and enhanced secondary education, and high-quality sports training program in world-class sports facilities enabling them to excel in their respective sports and pursue their chosen future education, profession, or career achieved

SPORTS-INTEGRATED SECONDARY EDUCATION PROGRAM

Outcome Indicators
1. Percentage of student-athletes meeting the learning standards	99% (116/117)	90% (225/250) SY 2024-2025
2. Retention rate of student-athletes	96% (112/117)	88% (220/250) SY 2024-2025
3. Percentage of student-athletes qualifying in international or national sports competitions	98% (115/117)	75% (187/250) SY 2024-2025

Output Indicators
1. Number of NAS Programs implemented or completed	1	4
2. Number of student-athletes trained	161	250 SY 2024-2025
3. Number of NAS Campus sports facilities certified to international standards	0	2

D. NATIONAL BOOK DEVELOPMENT BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Local book publishing industry developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Local book publishing industry developed

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage increase in the number of manuscripts/ titles by NBDB-registered authors	5% Increase (1,742)	5% Increase (From 1,742 to 1,830)
2. Percentage increase in the number of titles published by NBDB-registered authors/publishers	2% Increase (4,120)	2% Increase (From 4,120 to 4,203)
3. Percentage increase in the gross revenue of NBDB- registered publishers	5% Increase (P4.64B)	5% Increase (From P4.64B to P4.87B)

DECEMBER 30, 2024	OFFICIAL GAZETTE	25
DEPARTMENT OF EDUCATION

Output Indicators
1. Number of capacity-building and trade promotion initiatives undertaken	73	267
2. Number of awards, grants, and incentives given	30	191
3. Number of policies developed, researches conducted, information systems developed and/or managed, and information campaigns conducted	22	45

E. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Promote and improve lifelong learning and education

ORGANIZATIONAL OUTCOME

Quality Child-Friendly Television Programs Promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Quality Child-Friendly Television Programs Promoted

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage of television airtime dedicated to child- friendly programs	15% (3.6 hours)	15% (3.6 hours)
2. Number of policies concerning children and media prepared which are adopted/approved by concerned agencies	1	1

Output Indicators
1. Number of policies concerning children and media prepared and presented to concerned agencies	1	1
2. Number of workshops, seminars, trainings, and conferences conducted	29	30
3. Percentage of participants of workshops, seminars, trainings, and conferences who rate the activities as good or better	95%	95%

F. NATIONAL MUSEUM OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Management and preservation of museums, collections, and cultural properties strengthened

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GENERAL APPROPRIATIONS ACT, FY 2025

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Management and preservation of museums, collections, and cultural properties strengthened

MUSEUMS PROGRAM

Outcome Indicators
1. Number of visitors to the museums managed and percentage increase over the previous year	2,797,322	3,084,048 (10.25% increase)
2. Percentage of visitors who rated the museums as good or better	98.93% (22,535/22,778)	98.00% (22,540/23,000)
3. Percentage of visitors who rated the quality of preservation and conservation as good or better	98.87% (22,521/22,778)	98.00% (22,540/23,000)
4. Percentage of visitors who rated the quality of exhibition material maintenance as good or better	98.65% (22,470/22,778)	98.00% (22,540/23,000)
5. Average percentage of year for which protected and preserved properties are accessible to the public during normal business hours	84.38% (308/365 calendar days)	85.00% (310/365 calendar days)
6. Percentage increase in government-owned cultural properties officially registered under the National Museum of the Philippines	17.00% (567 government-owned properties)	17.00% (116/682 government- owned properties)

Output Indicators
1. Number of days the museum is open for public viewing	308	310
2. Number of trainings/lectures or workshops conducted	125	142
3. Number of researches published, exhibited, and presented in international conferences	21 publications 19 exhibitions 27 paper presentations	27 publications 20 exhibitions 20 paper presentations

G. PHILIPPINE HIGH SCHOOL FOR THE ARTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Access of artistically gifted students to complete quality secondary education achieved

DECEMBER 30, 2024	OFFICIAL GAZETTE	27
DEPARTMENT OF EDUCATION

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Access of artistically gifted students to complete quality secondary education achieved

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM

Outcome Indicators
1. Enrollment of artistically gifted students	95% (200)	95% (200/210)
2. Percentage increase in National Achievement Test (NAT) scores of PHSA students annually	No Data Available	2% increase
3. Percentage increase in beneficiaries of outreach performances/workshops	1,500	5% increase (from 1,500 to 1,575 beneficiaries)

Output Indicators
1. Number of artistically gifted students trained	200	200
2. Average NAT scores for PHSA as a ratio to the Average NAT score	No Data Available	85%
3. Percentage of research-based artworks, published, staged/mounted at the end of the school year	90%	90% (29/32)

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GENERAL APPROPRIATIONS ACT, FY 2025

VIII. STATE UNIVERSITIES AND COLLEGES

A. UNIVERSITY OF THE PHILIPPINES SYSTEM

(THE NATIONAL UNIVERSITY)

A.1. UNIVERSITY OF THE PHILIPPINES SYSTEM

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

4.	Quality medical education and hospital services ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	80%	90.97% (1,974/2,170)
2. Percentage of graduates (2 years prior) that are employed	81%	88.99% (2,448/2,751)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	70%	63% (28,959/45,968)
2. Percentage of undergraduate programs with accreditation	N/A	N/A

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	40%	74.98% (1,112/1,483)
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or

DECEMBER 30, 2024	OFFICIAL GAZETTE	29
STATE UNIVERSITIES AND COLLEGES

c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	40%	68% (12,414/18,256)
2. Percentage of accredited graduate programs	N/A	N/A

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	888	1,114
Output Indicators
1. Number of research outputs completed within the year	868	1,311
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	37%	65.98% (576/873)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	300	500
Output Indicators
1. Number of trainees weighted by the length of training	50,000	82,688
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1,500	684
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	96% (57,259/59,645)

Quality medical education and hospital services ensured

HOSPITAL SERVICES PROGRAM
Outcome Indicator
1. Hospital infection rate	0.92%	0.75% (389/51,874 inpatients)
Output Indicators
1. Doctor to hospital bed ratio	1.99	0.97 (1,212 doctors to 1,250 beds)
2. Bed occupancy rate	78%	82% (374,125 inpatient care days/ 456,250 bed-days)
3. Average inpatient waiting time for elective surgeries	12 weeks	9 weeks

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GENERAL APPROPRIATIONS ACT, FY 2025

A.2. PHILIPPINE ENERGY RESEARCH AND POLICY INSTITUTE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Increased benefits to Filipinos through the conduct of Energy Research and Policy Development

RESEARCH DEVELOPMENT AND POLICY UTILIZATION PROGRAM
Outcome Indicators
1. Percentage of energy regulators, stakeholders, and other beneficiaries rating the energy research outputs and policies as acceptable or satisfactory in terms of quality and relevance	N/A	60% (6/10)
2. Percentage of energy research outputs or policies adopted or utilized by the energy regulators, stakeholders and other beneficiaries	N/A	25% (2/8)
Output Indicators
1. Number of energy research outputs completed within the year	N/A	4
2. Number of policies formulated/updated and recommended for adoption and implementation	N/A	4
3. Percentage of energy research outputs published in locally or internationally-refereed journal	N/A	12.50% (1/8)

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Percentage of energy regulators, stakeholders, and other beneficiaries rating the extension programs as satisfactory or higher in terms of quality and relevance	N/A	50% (6/12)
2. Number of active partnerships with LGUs, NGOs, NGAs SUCs, local and international research institutes, and other stakeholders in the energy industry as a result of extension activities.	N/A	20
Output Indicators
1. Percentage of energy regulators, stakeholders, and other beneficiaries trained	N/A	50% (20/40)
2. Number of extension programs organized and conducted	N/A	100% (2/2)

B. NATIONAL CAPITAL REGION (NCR)

B.1. EULOGIO “AMANG” RODRIGUEZ INSTITUTE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	31
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	43.41%	47.31%
2. Percentage of graduates (2 years prior) that are employed	2.60%	3.71%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	62.18%	63.83%
2. Percentage of undergraduate programs with accreditation	84%	87.50%
Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	79.43%	79.43%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	18.10%	31.24%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2

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GENERAL APPROPRIATIONS ACT, FY 2025

Output Indicators
1. Number of research outputs completed within the year	46	51
2. Percentage of research outputs presented in national, regional, and international fora within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	18
Output Indicators
1. Number of trainees weighted by the length of training	2,510	3,700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	58
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	100%

B.2. MARIKINA POLYTECHNIC COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	49.27%	70%
2. Percentage of graduates (2 years prior) that are employed	10%	42%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	28%	65%
2. Percentage of undergraduate programs with accreditation	100%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	33
STATE UNIVERSITIES AND COLLEGES

B.3. PHILIPPINE NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	90%	90%
2. Percentage of graduates (2 years prior) that are employed	85%	85%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	94%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	100%	100%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

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GENERAL APPROPRIATIONS ACT, FY 2025

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	98%	100%
2. Percentage of accredited graduate programs	40%	48%

RESEARCH PROGRAM

Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries
Output Indicators
1. Number of research outputs completed within the year	65	66
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	51%	52%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM

Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	37	38
Output Indicators
1. Number of trainees weighted by the length of training	1,000	1,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	37	38
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

B.4. PHILIPPINE STATE COLLEGE OF AERONAUTICS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	35
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM

Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	70%	79%
2. Percentage of graduates (2 years prior) that are employed	30%	87%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72%	80%
2. Percentage of undergraduate programs with accreditation	69%	70%

B.5. POLYTECHNIC UNIVERSITY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	64.49%	67.68%
2. Percentage of graduates (2 years prior) that are employed	53.84%	90.39%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and
RDC-identified priority programs	78.49%	41.00%
2. Percentage of undergraduate programs with accreditation	28.10%	66.89%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	34.07%	38.97%

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GENERAL APPROPRIATIONS ACT, FY 2025

a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	73.68%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries		3
Output Indicators
1. Number of research outputs completed within the year	114	131
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	12.41%	14.17%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	100	74
Output Indicators
1. Number of trainees weighted by the length of training	3,145	3,818
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	32
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	97.34%	98.04%

B.6. RIZAL TECHNOLOGICAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	37
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55.98%	66%
2. Percentage of graduates (2 years prior) that are employed	50%	56%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	95%	96%
2. Percentage of undergraduate programs with accreditation	79%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	70%	81%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	97%	100%
2. Percentage of accredited graduate programs	90%	91%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	6

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GENERAL APPROPRIATIONS ACT, FY 2025

Output Indicators
1. Number of research outputs completed within the year	45	48
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	80%	81%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	25	43
Output Indicators
1. Number of trainees weighted by the length of training	2,000	3,750
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	35	51
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	100%

B.7. TECHNOLOGICAL UNIVERSITY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	72%	62.72%
2. Percentage of graduates (2 years prior) that are employed	50%	50%

DECEMBER 30, 2024	OFFICIAL GAZETTE	39
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72%	97%
2. Percentage of undergraduate programs with accreditation	93%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	15%	73%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	16%	100%
2. Percentage of accredited graduate programs	41%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	12
Output Indicators
1. Number of research outputs completed within the year	40	83
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	17.90%	15%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	32
Output Indicators
1. Number of trainees weighted by the length of training	7,494	7,494
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	50	72
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	97%

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GENERAL APPROPRIATIONS ACT, FY 2025

C. REGION I - ILOCOS

C.1. DON MARIANO MARCOS MEMORIAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	58.92%	60.05%
2. Percentage of graduates (2 years prior) that are employed	4.15%	50.75%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	90%	45%
2. Percentage of undergraduate programs with accreditation	57.14%	79%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	10%	50%
a. pursuing advanced research degree programs (Ph.D.) or

DECEMBER 30, 2024	OFFICIAL GAZETTE	41
STATE UNIVERSITIES AND COLLEGES

b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	59.46%	65%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	26
Output Indicators
1. Number of research outputs completed within the year	48	81
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	25%	28%
Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	45	100
Output Indicators
1. Number of trainees weighted by the length of training	7,103	10,550
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	45	120
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

C.2. ILOCOS SUR POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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GENERAL APPROPRIATIONS ACT, FY 2025

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	59%	70%
2. Percentage of graduates (2 years prior) that are employed	57%	70%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	61.74%	80%
2. Percentage of undergraduate programs with accreditation	62.78%	85%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	2%	80%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5%	60%
2. Percentage of accredited graduate programs	60%	80%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	5

DECEMBER 30, 2024	OFFICIAL GAZETTE	43
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of research outputs completed within the year	27	45
2. Percentage of research outputs presented in national, regional, and international for a within the year	46.57%	47%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	10
Output Indicators
1. Number of trainees weighted by the length of training	4,981	5,000
2. Number of extension programs organized and supported consistent with the SUC’s mandate and priority programs	45	45
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

C.3. MARIANO MARCOS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	75.80%	75.87%
2. Percentage of graduates (2 years prior) that are employed	90.50%	81.04%

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GENERAL APPROPRIATIONS ACT, FY 2025

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	68%	68.57%
2. Percentage of undergraduate programs with accreditation	92%	95.45%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	48%	60%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	60%	76.14%
2. Percentage of accredited graduate programs	90%	93.75%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	16	18
Output Indicators
1. Number of research outputs completed within the year	5	21
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	15%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	33	41
Output Indicators
1. Number of trainees weighted by the length of training	5,360	7,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	9	14
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	45
STATE UNIVERSITIES AND COLLEGES

C.4. PANGASINAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	58.75%	60%
2. Percentage of graduates (2 years prior) that are employed	54%	56.05%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	49.10%	49.09%
2. Percentage of undergraduate programs with accreditation	100%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	1.72%	7%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or

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GENERAL APPROPRIATIONS ACT, FY 2025

c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	12.20%	21%
2. Percentage of accredited graduate programs	0%	83%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	11
Output Indicators
1. Number of research outputs completed within the year	132	135
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	40%	42%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	28	49
Output Indicators
1. Number of trainees weighted by the length of training	4,500	4,510
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	77
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	99.86%	100%

C.5. UNIVERSITY OF NORTHERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	47
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	50%	64%
2. Percentage of graduates (2 years prior) that are employed	44%	61%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	58%	60%
2. Percentage of undergraduate programs with accreditation	91%	95%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	80%	93%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	96%
2. Percentage of accredited graduate programs	83%	93%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	6	7
Output Indicators
1. Number of research outputs completed within the year	35	75
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	13.50%	15%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	40	48
Output Indicators
1. Number of trainees weighted by the length of training	5,520	5,780
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	130	159
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	94%	99%

D. CORDILLERA ADMINISTRATIVE REGION (CAR)

D.1. ABRA STATE INSTITUTE OF SCIENCES AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	42.86%	43.86%
2. Percentage of graduates (2 years prior) that are employed	25.64%	35%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	78.43%	77.67%
2. Percentage of undergraduate programs with accreditation	95.65%	82.60%

DECEMBER 30, 2024	OFFICIAL GAZETTE	49
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	9
Output Indicators
1. Number of research outputs completed within the year	75	61
2. Percentage of research outputs presented in national, regional, and international fora within the year	62.70%	62.75%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnership with LGUs, industries, NGOs NGAs, SMEs and other stakeholders as a result of extension activities	28	28
Output Indicators
1. Number of trainees weighted by the length of training	1,462	1,580
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	24	24
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	99.47%	99.47%

D.2. APAYAO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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GENERAL APPROPRIATIONS ACT, FY 2025

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	34.65%	45%
2. Percentage of graduates (2 years prior) that are employed	69%	75%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	82.35%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	N/A	15
Output Indicators
1. Number of research outputs completed within the year	N/A	85
2. Percentage of research outputs presented in national, regional, and international fora within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	12
Output Indicators
1. Number of trainees weighted by the length of training	3,442	3,450
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	18
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

D.3. BENGUET STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	51
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	67.78%	82%
2. Percentage of graduates (2 years prior) that are employed	62.05%	86%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	82.52%	60%
2. Percentage of undergraduate programs with accreditation	72.73%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	44.15%	74%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	96.88%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	23

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GENERAL APPROPRIATIONS ACT, FY 2025

Output Indicators
1. Number of research outputs completed within the year	49	60
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	75%	65%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	12
Output Indicators
1. Number of trainees weighted by the length of training	11,929	16,309
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	7	8
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98%	98%

D.4. IFUGAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	62.57%	62.57%
2. Percentage of graduates (2 years prior) that are employed	35.67%	36%

DECEMBER 30, 2024	OFFICIAL GAZETTE	53
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	86%	83%
2. Percentage of undergraduate programs with accreditation	67%	71%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	6%	45%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	29	9
Output Indicators
1. Number of research outputs completed within the year	45	43
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	17%	17%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	62	124
Output Indicators
1. Number of trainees weighted by the length of training	7,845	7,845
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2025

D.5. KALINGA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	29.87%	55%
2. Percentage of graduates (2 years prior) that are employed	30%	52%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	82.73%	44%
2. Percentage of undergraduate programs with accreditation	88%	92%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	13
Output Indicators
1. Number of research outputs completed within the year	41	75

DECEMBER 30, 2024	OFFICIAL GAZETTE	55
STATE UNIVERSITIES AND COLLEGES

2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	13%	34%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	4	20
Output Indicators
1. Number of trainees weighted by the length of training	2,700	4,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	24	55
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	96%

D.6. MOUNTAIN PROVINCE STATE UNIVERSITY

(Mountain Province State Polytechnic College)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	57.50%	60.50%
2. Percentage of graduates (2 years prior) that are employed	43%	43%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	93.39%	60%

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2. Percentage of undergraduate programs with accreditation	95.24%	83%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	8
Output Indicators
1. Number of research outputs completed within the year	6	30
2. Percentage of research outputs presented in national, regional, and international fora within the year	61%	62%

Community engagement increased
TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	25
Output Indicators
1. Number of trainees weighted by the length of training	517	1,033
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	8
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	92%	98%

E. REGION II - CAGAYAN VALLEY

E.1. BATANES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	57
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	25%	45.45%
2. Percentage of graduates (2 years prior) that are employed	18.64%	51.06%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	45%	50.99%
2. Percentage of undergraduate programs with accreditation	71.43%	85.71%

E.2. CAGAYAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	56.67%	56.70%
2. Percentage of graduates (2 years prior) that are employed	72%	67.70%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	70.42%	60%
2. Percentage of undergraduate programs with accreditation	47.19%	98.81%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	10%	59.38%

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a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	95%	100%
2. Percentage of accredited graduate programs	3.33%	100%
RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	15
Output Indicators
1. Number of research outputs completed within the year	89	50
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	80%	32.67%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	16
Output Indicators
1. Number of trainees weighted by the length of training	2,835	8,252
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	39	16
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95%	100%

E.3. ISABELA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	59
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	44%	60%
2. Percentage of graduates (2 years prior) that are employed	33%	36.99%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	50%	61.80%
2. Percentage of undergraduate programs with accreditation	78.82%	84.70%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	46%	54.54%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	80%	96.99%
2. Percentage of accredited graduate programs	100%	62.96%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	9	12

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Output Indicators
1. Number of research outputs completed within the year	27	50
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	15.58%	17.65%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	40	80
Output Indicators
1. Number of trainees weighted by the length of training	1,192	4,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	138	125
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98%	98%

E.4. NUEVA VIZCAYA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	70.21%	69.04%
2. Percentage of graduates (2 years prior) that are employed	71.05%	55%

DECEMBER 30, 2024	OFFICIAL GAZETTE	61
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	76.07%	57.01%
2. Percentage of undergraduate programs with accreditation	86.67%	79.55%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	60.66%	75%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	0.99%	100%
2. Percentage of accredited graduate programs	61.54%	73.08%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	25	10
Output Indicators
1. Number of research outputs completed within the year	48	18
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	32%	38.10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	30
Output Indicators
1. Number of trainees weighted by the length of training	2,820	1,800

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2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	12	30
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

E.5. QUIRINO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	57%	57.85%
2. Percentage of graduates (2 years prior) that are employed	82%	87.38%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	89.98%	54%
2. Percentage of undergraduate programs with accreditation	50%	88%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	44.44%	90.48%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or

DECEMBER 30, 2024	OFFICIAL GAZETTE	63
STATE UNIVERSITIES AND COLLEGES

c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	88.44%	100%
2. Percentage of accredited graduate programs	N/A	N/A

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	12	15
Output Indicators
1. Number of research outputs completed within the year	20	98
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	43.64%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	21	26
Output Indicators
1. Number of trainees weighted by the length of training	3,742	7,272
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	15
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

F. REGION III - CENTRAL LUZON

F.1. AURORA STATE COLLEGE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

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3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	80.47%	63.33%
2. Percentage of graduates (2 years prior) that are employed	11.25%	65.08%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.57%	91.57%
2. Percentage of undergraduate programs with accreditation	36.36%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	3
Output Indicators
1. Number of research outputs completed within the year	25	20
2. Percentage of research outputs presented in national, regional, and international for a within the year	95%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	8	15
Output Indicators
1. Number of trainees weighted by the length of training	1,737	2,756
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	17
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	65
STATE UNIVERSITIES AND COLLEGES

F.2. BATAAN PENINSULA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	48%	65%
2. Percentage of graduates (2 years prior) that are employed	12%	48%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	69.29%	98%
2. Percentage of undergraduate programs with accreditation	93.62%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	13
Output Indicators
1. Number of research outputs completed within the year	28	59
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	32%	37.50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs and other stakeholders as a result of extension activities	5	25

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Output Indicators
1. Number of trainees weighted by the length of training	9,273	11,896
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	19	23
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	98%

F.3. BULACAN AGRICULTURAL STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55%	55%
2. Percentage of graduates (2 years prior) that are employed	89%	90%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	81.82%	81.82%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2

DECEMBER 30, 2024	OFFICIAL GAZETTE	67
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of research outputs completed within the year	16	26
2. Percentage of research outputs presented in national, regional, and international fora within the year	75%	88.47%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	21	26
Output Indicators
1. Number of trainees weighted by the length of training	2,324	2,660
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	8
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	88%

F.4. BULACAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55.64%	61%
2. Percentage of graduates (2 years prior) that are employed	81.60%	83.23%

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Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	59.64%	92%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	49.23%	85.71%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	92.31%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	4
Output Indicators
1. Number of research outputs completed within the year	54	55
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	21.60%	22.70%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	17	29
Output Indicators
1. Number of trainees weighted by the length of training	14,492	15,240

DECEMBER 30, 2024	OFFICIAL GAZETTE	69
STATE UNIVERSITIES AND COLLEGES

2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	243	282
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	82.89%	88%

F.5. CENTRAL LUZON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	119%	75.55%
2. Percentage of graduates (2 years prior) that are employed	17%	17.03%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	46.68%
2. Percentage of undergraduate programs with accreditation	82%	71.88%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	62%	82.14%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or

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c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	88.38%	95.23%
2. Percentage of accredited graduate programs	95%	87.10%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	7
Output Indicators
1. Number of research outputs completed within the year	50	79
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	42%	40.38%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	8
Output Indicator
1. Number of trainees weighted by the length of training	15,525	15,614
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	8
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

F.6. DON HONORIO VENTURA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	71
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	84%	51%
2. Percentage of graduates (2 years prior) that are employed	60.32%	73.01%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	81.61%	95%
2. Percentage of undergraduate programs with accreditation	48.14%	57.45%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	N/A	80%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	N/A	90%
2. Percentage of accredited graduate programs	N/A	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	6
Output Indicators
1. Number of research outputs completed within the year	12	32
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	44.80%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	18	26

Output Indicators
1. Number of trainees weighted by the length of training	620	2,300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	27
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	96%

F.7. NUEVA ECIJA UNIVERSITY OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	50%	76.19%
2. Percentage of graduates (2 years prior) that are employed	5%	68.47%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	90%	58.45%
2. Percentage of undergraduate programs with accreditation	100%	97.87%

DECEMBER 30, 2024	OFFICIAL GAZETTE	73
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	60%	100%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	40%	90.07%
2. Percentage of accredited graduate programs	80%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	10

Output Indicators
1. Number of research outputs completed within the year	24	95
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	3%	37.59%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	40

Output Indicators
1. Number of trainees weighted by the length of training	6,200	19,598
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	21
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	99.25%

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F.8. PAMPANGA STATE AGRICULTURAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.50%	55%
2. Percentage of graduates (2 years prior) that are employed	61.50%	64%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	61.50%	77.50%
2. Percentage of undergraduate programs with accreditation	76.50%	95%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	20%	88.64%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	59.50%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	75
STATE UNIVERSITIES AND COLLEGES

2. Percentage of accredited graduate programs	76.50%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	18

Output Indicators
1. Number of research outputs completed within the year	16	23
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	26.20%	30.30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	9	16

Output Indicators
1. Number of trainees weighted by the length of training	3,158	3,425
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	15
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	79.50%	82.39%

F.9. PHILIPPINE MERCHANT MARINE ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	65%	64.80%
2. Percentage of graduates (2 years prior) that are employed	0%	100%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	0%	100%
2. Percentage of undergraduate programs with accreditation	N/A	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	N/A	80%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	N/A	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	N/A	N/A

Output Indicators
1. Number of research outputs completed within the year	2	4
2. Percentage of research outputs presented in national, regional, and international fora within the year	66.67%	100%

F.10. PRESIDENT RAMON MAGSAYSAY STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	77
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.56%	45.01%
2. Percentage of graduates (2 years prior) that are employed	75%	82.15%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	55.43%	62.50%
2. Percentage of undergraduate programs with accreditation	58.33%	90.70%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	50%	57.50%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	82.79%	93.50%
2. Percentage of accredited graduate programs	66.67%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	17

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Output Indicators
1. Number of research outputs completed within the year	32	62
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	25%	37.11%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	30

Output Indicators
1. Number of trainees weighted by the length of training	6,346	7,700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	23
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

F.11. TARLAC AGRICULTURAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	41.17%	50%
2. Percentage of graduates (2 years prior) that are employed	54.97%	38%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	70.33%

DECEMBER 30, 2024	OFFICIAL GAZETTE	79
STATE UNIVERSITIES AND COLLEGES

2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	N/A	36.11%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	N/A	100%
2. Percentage of accredited graduate programs	88.89%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	102	5

Output Indicators
1. Number of research outputs completed within the year	18	9
2. Percentage of research outputs published internationally-refereed or CHED recognized journal within the year	N/A	19.23%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	23

Output Indicators
1. Number of trainees weighted by the length of training	9,500	6,685
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95%	96%

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F.12. TARLAC STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	66.04%	73.56%
2. Percentage of graduates (2 years prior) that are employed	75%	88.58%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	61.90%	87.10%
2. Percentage of undergraduate programs with accreditation	90.24%	100.00%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	100%	2.22%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

DECEMBER 30, 2024	OFFICIAL GAZETTE	81
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	98.70%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	9	14

Output Indicators
1. Number of research outputs completed within the year	38	33
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	15%	10.42%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	26	44

Output Indicators
1. Number of trainees weighted by the length of training	2,300	3,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	91	129
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

G. REGION IVA - CALABARZON

G.1. BATANGAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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GENERAL APPROPRIATIONS ACT, FY 2025

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	67.78%	69%
2. Percentage of graduates (2 years prior) that are employed	65%	76%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	69.82%	65%
2. Percentage of undergraduate programs with accreditation	95.60%	98%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	25%	26%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	63.73%	76%
2. Percentage of accredited graduate programs	72%	95.24%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	19	22

Output Indicators
1. Number of research outputs completed within the year	12	30
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	5%	15%

DECEMBER 30, 2024	OFFICIAL GAZETTE	83
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	110	135

Output Indicators
1. Number of trainees weighted by the length of training	8,795	12,518
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	316	442
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	94.50%	97%

G.2. CAVITE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	75%	80%
2. Percentage of graduates (2 years prior) that are employed	30%	75%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	60.83%	90%
2. Percentage of undergraduate programs with accreditation	62%	99%

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GENERAL APPROPRIATIONS ACT, FY 2025

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	58%	60%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	65%	94%
2. Percentage of accredited graduate programs	50%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	16

Output Indicators
1. Number of research outputs completed within the year	44	52
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	19%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	14	34

Output Indicators
1. Number of trainees weighted by the length of training	11,810	12,270
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	9	28
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	76.40%	99.50%

DECEMBER 30, 2024	OFFICIAL GAZETTE	85
STATE UNIVERSITIES AND COLLEGES

G.3. LAGUNA STATE POLYTECHNIC UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	45.38%	56%
2. Percentage of graduates (2 years prior) that are employed	67.79%	73%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	45%	55%
2. Percentage of undergraduate programs with accreditation	86.36%	93%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	8

Output Indicators
1. Number of research outputs completed within the year	120	145
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	11.41%	22.50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	164	210

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Output Indicators
1. Number of trainees weighted by the length of training	10,438	12,240
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	57
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98.93%	100%

G.4. SOUTHERN LUZON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60%	60%
2. Percentage of graduates (2 years prior) that are employed	47%	50%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	49%	52%
2. Percentage of undergraduate programs with accreditation	58%	65%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	32%	35%
a. pursuing advanced research degree programs (Ph.D.) or

DECEMBER 30, 2024	OFFICIAL GAZETTE	87
STATE UNIVERSITIES AND COLLEGES

b. actively pursuing in the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	83%	100%
2. Percentage of accredited graduate programs	82%	93%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2

Output Indicators
1. Number of research outputs completed within the year	22	28
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	11%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	33	40

Output Indicators
1. Number of trainees weighted by the length of training	3,088	3,200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	31	35
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

G.5. UNIVERSITY OF RIZAL SYSTEM

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

88	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.71%	57%
2. Percentage of graduates (2 years prior) that are employed	17.16%	28%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	95.61%	74%
2. Percentage of undergraduate programs with accreditation	75.50%	85%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	40%	50%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	2.60%	95%
2. Percentage of accredited graduate programs	10%	91%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	4

DECEMBER 30, 2024	OFFICIAL GAZETTE	89
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of research outputs completed within the year	26	31
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	15.30%	5%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	21

Output Indicators
1. Number of trainees weighted by the length of training	3,862	4,160
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	14
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	83%	90%

H. REGION IVB - MIMAROPA

H.1. MARINDUQUE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	61.73%	64%
2. Percentage of graduates (2 years prior) that are employed	56.64%	65%

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GENERAL APPROPRIATIONS ACT, FY 2025

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	20%	30%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	11

Output Indicators
1. Number of research outputs completed within the year	54	60
2. Percentage of research outputs presented in national, regional, and international fora within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	19	23

Output Indicators
1. Number of trainees weighted by the length of training	3,249	3,300

DECEMBER 30, 2024	OFFICIAL GAZETTE	91
STATE UNIVERSITIES AND COLLEGES

2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	87.99%	88.50%

H.2. MINDORO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	49.80%	52.17%
2. Percentage of graduates (2 years prior) that are employed	78.71%	80.04%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	78.57%	82.14%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	8	10

Output Indicators
1. Number of research outputs completed within the year	51	55
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	96.23%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	8	10

Output Indicators
1. Number of trainees weighted by the length of training	16,150	16,220
2. Number of extension programs organized and supported consistent with the SUCs mandated and priority programs	11	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	83.15%	86.30%

H.3. OCCIDENTAL MINDORO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	46.89%	48%
2. Percentage of graduates (2 years prior) that are employed	28.61%	28.61%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.18%	83%
2. Percentage of undergraduate programs with accreditation	91.67%	94.29%

DECEMBER 30, 2024	OFFICIAL GAZETTE	93
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	13

Output Indicators
1. Number of research outputs completed within the year	80	82
2. Percentage of research outputs presented in national, regional, and international for a within the year	0%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	17	17

Output Indicators
1. Number of trainees weighted by the length of training	9,176	9,731
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	70	72
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	91.88%	94.42%

H.4. PALAWAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60%	61%
2. Percentage of graduates (2 years prior) that are employed	21.50%	30%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	97%	97%
2. Percentage of undergraduate programs with accreditation	44%	61%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	55%	65%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	89%	95%
2. Percentage of accredited graduate programs	62.50%	65%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	33	42

Output Indicators
1. Number of research outputs completed within the year	12	19
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	33%	39%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	7	18

DECEMBER 30, 2024	OFFICIAL GAZETTE	95
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	3,950	5,400
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	39	48
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	60%	75%

H.5. ROMBLON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.19%	52%
2. Percentage of graduates (2 years prior) that are employed	67.05%	60%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	87.61%	76%
2. Percentage of undergraduate programs with accreditation	45.65%	76%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	15%	15%
a. pursuing advanced research degree programs (Ph.D.) or

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b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	0%	15%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	45	47

Output Indicators
1. Number of research outputs completed within the year	15	19
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	6%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	10

Output Indicators
1. Number of trainees weighted by the length of training	3,526	3,750
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95%	100%

H.6. WESTERN PHILIPPINES UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	97
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	52.65%	54%
2. Percentage of graduates (2 years prior) that are employed	91%	71%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	76%
2. Percentage of undergraduate programs with accreditation	93.33%	87.50%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	21.52%	25%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	30%	42.86%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	1

Output Indicators
1. Number of research outputs completed within the year	30	42

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2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	15%	19%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	29	30

Output Indicators
1. Number of trainees weighted by the length of training	4,142	4,427
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	21
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	99.50%	99.50%

I. REGION V - BICOL

I.1. BICOL STATE COLLEGE OF APPLIED SCIENCES AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	53.06%	60%
2. Percentage of graduates (2 years prior) that are employed	42%	58%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	99%	83.75%

DECEMBER 30, 2024	OFFICIAL GAZETTE	99
STATE UNIVERSITIES AND COLLEGES

2. Percentage of undergraduate programs with accreditation	75%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	11.80%	40%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	85.96%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	10

Output Indicators
1. Number of research outputs completed within the year	16	28
2. Percentage of research outputs presented in national, regional, and international for a within the year	66%	70%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	12

Output Indicators
1. Number of trainees weighted by the length of training	1,588	1,800
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2025

I.2. BICOL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	66%	68%
2. Percentage of graduates (2 years prior) that are employed	60%	70%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	74%	73%
2. Percentage of undergraduate programs with accreditation	77%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	43%	50%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

DECEMBER 30, 2024	OFFICIAL GAZETTE	101
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	98%	98%
2. Percentage of accredited graduate programs	63%	70%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2

Outcome Indicators
1. Number of research outputs completed within the year	55	60
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	8%	8%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	67	70

Output Indicators
1. Number of trainees weighted by the length of training	13,334	14,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	N/A	N/A
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	98%

I.3. CAMARINES NORTE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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GENERAL APPROPRIATIONS ACT, FY 2025

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	56%	61%
2. Percentage of graduates (2 years prior) that are employed	72%	81%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	34%	50%
2. Percentage of undergraduate programs with accreditation	96%	80.65%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	7.14%	49%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5%	40%
2. Percentage of accredited graduate programs	50%	42.86%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	3
Output Indicators
1. Number of research outputs completed within the year	9	11
2. Percentage of research outputs presented in national, regional, and international fora within the year	59%	61%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	11

DECEMBER 30, 2024	OFFICIAL GAZETTE	103
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	1,100	3,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	4
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	96%

I.4. CAMARINES SUR POLYTECHNIC COLLEGES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	68%	50%
2. Percentage of graduates (2 years prior) that are employed	65%	68%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	70%	70%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	25%	53%
a. pursuing advanced research degree programs (Ph.D.) or

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GENERAL APPROPRIATIONS ACT, FY 2025

b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	25%	35%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	6
Output Indicators
1. Number of research outputs completed within the year	19	32
2. Percentage of research outputs presented in national, regional, and international fora within the year	32%	34%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	41	46
Output Indicators
1. Number of trainees weighted by the length of training	2,400	3,575
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	29	45
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	83%

I.5. CATANDUANES STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	105
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60.31%	62%
2. Percentage of graduates (2 years prior) that are employed	70%	70%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	89%	90%
2. Percentage of undergraduate programs with accreditation	68%	73%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	18%	30%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	97%	97%
2. Percentage of accredited graduate programs	42%	50%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2

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GENERAL APPROPRIATIONS ACT, FY 2025

Output Indicators
1. Number of research outputs completed within the year	13	16
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	33%	33%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM

Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	16
Output Indicators
1. Number of trainees weighted by the length of training	2,857	2,900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	0%	80%

I.6. CENTRAL BICOL STATE UNIVERSITY OF AGRICULTURE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	104%	65%
2. Percentage of graduates (2 years prior) that are employed	53.33%	88%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.58%	93%

DECEMBER 30, 2024	OFFICIAL GAZETTE	107
STATE UNIVERSITIES AND COLLEGES

2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	75%	76%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	16
Output Indicators
1. Number of research outputs completed within the year	58	88
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	19%	14%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	21
Output Indicators
1. Number of trainees weighted by the length of training	19,281	19,730
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	24	28
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	97.92%	98.37%

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I.7. DR. EMILIO B. ESPINOSA, SR. MEMORIAL STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	37%	41%
2. Percentage of graduates (2 years prior) that are employed	43.68%	53%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	64%	84%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

DECEMBER 30, 2024	OFFICIAL GAZETTE	109
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	66.67%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	41	45
2. Percentage of research outputs presented in national, regional, and international for a within the year	46.34%	60%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	18
Output Indicators
1. Number of trainees weighted by the length of training	4,285	4,550
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

I.8. PARTIDO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.91%	54%
2. Percentage of graduates (2 years prior) that are employed	60%	64%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	52.49%	54%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	36.36%	63.64%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	6
Output Indicators
1. Number of research outputs completed within the year	63	63
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	7

DECEMBER 30, 2024	OFFICIAL GAZETTE	111
STATE UNIVERSITIES AND COLLEGES

Outcome Indicators
1. Number of trainees weighted by the length of training	17,226	17,750
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	11
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	77.78%	98%

I.9. SORSOGON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	57%	57%
2. Percentage of graduates (2 years prior) that are employed	50%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	26%	26%
2. Percentage of undergraduate programs with accreditation	87%	87%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	15%	15%
a. pursuing advanced research degree programs (Ph.D.) or

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b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	2%	2%
2. Percentage of accredited graduate programs	75%	75%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	71	71
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	3%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	31	31

Output Indicators
1. Number of trainees weighted by the length of training	12,919	12,919
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	25	25
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	94%	95%

J. REGION VI - WESTERN VISAYAS

J.1. AKLAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	113
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	52.71%	60%
2. Percentage of graduates (2 years prior) that are employed	82.33%	83%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	76.38%	77%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	66.67%	75%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	84.33%	100%
2. Percentage of accredited graduate programs	66.67%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	5
Output Indicators
1. Number of research outputs completed within the year	23	38
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	36%	30%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	21
Output Indicators
1. Number of trainees weighted by the length of training	3,641	4,763
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	26
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	91.91%	98%

J.2. CAPIZ STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51%	55%
2. Percentage of graduates (2 years prior) that are employed	77%	60%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	87%	88%
2. Percentage of undergraduate programs with accreditation	68%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	75%	92%
a. pursuing advanced research degree programs (Ph.D.) or

DECEMBER 30, 2024	OFFICIAL GAZETTE	115
STATE UNIVERSITIES AND COLLEGES

b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	60%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4
Output Indicators
1. Number of research outputs completed within the year	33	38
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	3%	5%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	65
Output Indicators
1. Number of trainees weighted by the length of training	14,200	11,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	65
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	100%

J.3. CARLOS HILADO MEMORIAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	54%	62%
2. Percentage of graduates (2 years prior) that are employed	32%	45%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	54%	63%
2. Percentage of undergraduate programs with accreditation	95.83%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	N/A	50%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	N/A	70%
2. Percentage of accredited graduate programs	N/A	60%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	17
Output Indicators
1. Number of research outputs completed within the year	74	82
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	5%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	19
Output Indicators
1. Number of trainees weighted by the length of training	1,704	1,875
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	13	20
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	66.70%	85%

DECEMBER 30, 2024	OFFICIAL GAZETTE	117
STATE UNIVERSITIES AND COLLEGES

J.4. CENTRAL PHILIPPINES STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	81%	65%
2. Percentage of graduates (2 years prior) that are employed	40%	60%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	55%	83%
2. Percentage of undergraduate programs with accreditation	15%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	12
Output Indicators
1. Number of research outputs completed within the year	37	50
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	0%	12.83%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	17
Output Indicators
1. Number of trainees weighted by the length of training	1,898	4,250

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2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	15
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	95%

J.5. GUIMARAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	57.58%	65%
2. Percentage of graduates (2 years prior) that are employed	54%	85%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	67.98%	67.98%
2. Percentage of undergraduate programs with accreditation	100%	73.68%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	25%	50%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	25%	28%
2. Percentage of accredited graduate programs	71.43%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	119
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	10
Output Indicators
1. Number of research outputs completed within the year	27	40
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	0	55
Output Indicators
1. Number of trainees weighted by the length of training	3,808	5,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	40
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

J.6. ILOILO SCIENCE AND TECHNOLOGY UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	65.62%	55%
2. Percentage of graduates (2 years prior) that are employed	30%	70%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	80%	78%
2. Percentage of undergraduate programs with accreditation	90%	100%

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Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	45%	65%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	5
Output Indicators
1. Number of research outputs completed within the year	25	32
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	28.17%	40%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	27	43
Output Indicators
1. Number of trainees weighted by the length of training	3,302	4,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	30	70
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

J.7. ILOILO STATE UNIVERSITY OF FISHERIES SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	121
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	46.86%	60%
2. Percentage of graduates (2 years prior) that are employed	71%	75%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	90%	95%
2. Percentage of undergraduate programs with accreditation	86%	90%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	22	26
Output Indicators
1. Number of research outputs completed within the year	96	99
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	8%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	16
Output Indicators
1. Number of trainees weighted by the length of training	4,435	4,520
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	22
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

J.8. NORTHERN ILOILO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	45.56%	60%
2. Percentage of graduates (2 years prior) that are employed	47%	55%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	73%	75%
2. Percentage of undergraduate programs with accreditation	87.88%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	61.17%	100%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	81.23%
2. Percentage of accredited graduate programs	75%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	18
Output Indicators
1. Number of research outputs completed within the year	70	72
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	16.12%

DECEMBER 30, 2024	OFFICIAL GAZETTE	123
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	17

Output Indicators
1. Number of trainees weighted by the length of training	6,000	6,250
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	60	66
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98%	98.90%

J.9. STATE UNIVERSITY OF NORTHERN NEGROS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	50%	60%
2. Percentage of graduates (2 years prior) that are employed	35%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	61%
2. Percentage of undergraduate programs with accreditation	82%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	65.71%	100%
a. pursuing advanced research degree programs (Ph.D.) or

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b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	N/A	55%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	13
Output Indicators
1. Number of research outputs completed within the year	32	46
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	5%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	21
Output Indicators
1. Number of trainees weighted by the length of training	1,741	2,280
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	20
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	97%

J.10. UNIVERSITY OF ANTIQUE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	125
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	87%	54%
2. Percentage of graduates (2 years prior) that are employed	39%	63%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	78%	80%
2. Percentage of undergraduate programs with accreditation	91%	66%
Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	89%	93%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	50%
2. Percentage of accredited graduate programs	78%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4
Output Indicators
1. Number of research outputs completed within the year	27	42
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	26%	12%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	35
Output Indicators
1. Number of trainees weighted by the length of training	2,670	2,100

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2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	14
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

J.11. WEST VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

4.	Quality medical education and hospital services ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	66.75%	70.02%
2. Percentage of graduates (2 years prior) that are employed	60.77%	71.16%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	46.71%	66.28%
2. Percentage of undergraduate programs with accreditation	98%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	77.13%	98.15%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	91.68%	99.74%
2. Percentage of accredited graduate programs	80%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	127
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	19
Output Indicators
1. Number of research outputs completed within the year	72	76
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	19.12%	13.37%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	40	49
Output Indicators
1. Number of trainees weighted by the length of training	9,691	10,939
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	24	54
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90.30%	93.56%

Quality medical education and hospital services ensured

HOSPITAL SERVICES PROGRAM
Outcome Indicator
1. Hospital infection rate	2.50%	1%
Output Indicators
1. Doctor to hospital bed ratio	1:16	1:15
2. Bed occupancy rate	85%	85%
3. Average inpatient waiting time for elective surgeries	4 days	4 days

K. REGION VII - CENTRAL VISAYAS

K.1. BOHOL ISLAND STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	218.50%	83%
2. Percentage of graduates (2 years prior) that are employed	70%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	94%	95%
2. Percentage of undergraduate programs with accreditation	81%	82%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	100%	98%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	16.60%	50%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	6	8
Output Indicators
1. Number of research outputs completed within the year	30	32
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	64%	65%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	25	35

DECEMBER 30, 2024	OFFICIAL GAZETTE	129
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	7,659	6,700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	15
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	92%

K.2. CEBU NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	10%	80%
2. Percentage of graduates (2 years prior) that are employed	38%	45%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	67%	70%
2. Percentage of undergraduate programs with accreditation	93%	93%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	68%	69%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

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Output Indicators
1. Percentage of graduate students enrolled in research degree programs	76%	78%
2. Percentage of accredited graduate programs	75%	76%
RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	18
Output Indicators
1. Number of research outputs completed within the year	67	100
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	0%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	11	17
Output Indicators
1. Number of trainees weighted by the length of training	9,970	10,747
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	13
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	82%	85%

K.3. CEBU TECHNOLOGICAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	57.62%	59%
2. Percentage of graduates (2 years prior) that are employed	80%	65%

DECEMBER 30, 2024	OFFICIAL GAZETTE	131
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	42.88%	52%
2. Percentage of undergraduate programs with accreditation	79%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	4%	4%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	71%	71%
2. Percentage of accredited graduate programs	70%	70%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	19	19
Output Indicators
1. Number of research outputs completed within the year	144	144
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	20%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	20
Output Indicators
1. Number of trainees weighted by the length of training	3,000	3,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	63	20
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	60%	60%

K.4. NEGROS ORIENTAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	46.61%	49.50%
2. Percentage of graduates (2 years prior) that are employed	20% -30%	30%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	69.30%	81%
2. Percentage of undergraduate programs with accreditation	80%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	43.48%	100%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	99.92%	99.92%
2. Percentage of accredited graduate programs	40%	40%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	7
Output Indicators
1. Number of research outputs completed within the year	32	44
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	65.62%	70%

DECEMBER 30, 2024	OFFICIAL GAZETTE	133
STATE UNIVERSITIES AND COLLEGES

Community engagement increased
TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	31
Output Indicators
1. Number of trainees weighted by the length of training	2,758	4,030
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	26
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

K.5. SIQUIJOR STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60.53%	61%
2. Percentage of graduates (2 years prior) that are employed	70.09%	75%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	34%	35%
2. Percentage of undergraduate programs with accreditation	80%	80%
Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	14

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Output Indicators
1. Number of research outputs completed within the year	7	10
2. Percentage of research outputs presented in national, regional, and international for a within the year	33%	33%

L. REGION VIII - EASTERN VISAYAS

L.1. BILIRAN PROVINCE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	43.69%	50%
2. Percentage of graduates (2 years prior) that are employed	47.49%	48%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	40.98%	50%
2. Percentage of undergraduate programs with accreditation	74.07%	85%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	30%	30%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

DECEMBER 30, 2024	OFFICIAL GAZETTE	135
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	3.49%	57%
2. Percentage of accredited graduate programs	90%	90%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	5
Output Indicators
1. Number of research outputs completed within the year	65	75
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	16%	18%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	22	30
Output Indicators
1. Number of trainees weighted by the length of training	841	4,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

L.2. EASTERN SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	50.43%	63%
2. Percentage of graduates (2 years prior) that are employed	6.86%	39.61%

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Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72.18%	74.39%
2. Percentage of undergraduate programs with accreditation	60.42%	87.93%
Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	57.89%	87.27%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	9.63%	47%
2. Percentage of accredited graduate programs	87.50%	93.75%

RESEARCH PROGRAM

Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	21
Output Indicators
1. Number of research outputs completed within the year	41	95
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	68.75%	68.75%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	112	137
Output Indicators
1. Number of trainees weighted by the length of training	9,918	14,245
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	56
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	96.33%	100%

L.3. EASTERN VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	137
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	49.26%	51%
2. Percentage of graduates (2 years prior) that are employed	59.97%	52%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	62.48%	63.35%
2. Percentage of undergraduate programs with accreditation	89.69%	85%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	37.50%	57%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	77%	76%
2. Percentage of accredited graduate programs	71.43%	88%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	16
Output Indicators
1. Number of research outputs completed within the year	21	30
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	6.76%	11%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	11	16
Output Indicators
1. Number of trainees weighted by the length of training	885	1,600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	21	25
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	92.32%	91%

L.4. LEYTE NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	73%	73%
2. Percentage of graduates (2 years prior) that are employed	55%	56%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	78%	78%
2. Percentage of undergraduate programs with accreditation	64%	64%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	50%	50%
a. pursuing advanced research degree programs (Ph.D.) or

DECEMBER 30, 2024	OFFICIAL GAZETTE	139
STATE UNIVERSITIES AND COLLEGES

b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	4%	5%
2. Percentage of accredited graduate programs	78%	83%

RESEARCH PROGRAM

Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	10
Output Indicators
1. Number of research outputs completed within the year	40	42
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	27.50%	30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	3
Output Indicators
1. Number of trainees weighted by the length of training	60,798	60,798
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	6
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	86%

L.5. NORTHWEST SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM

Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	45%	50%
2. Percentage of graduates (2 years prior) that are employed	28%	30%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	75.70%	77.08%
2. Percentage of undergraduate programs with accreditation	62%	73%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM

Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	15%	20%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	50%	50%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	1
Output Indicators
1. Number of research outputs completed within the year	10	14
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	3%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	14

DECEMBER 30, 2024	OFFICIAL GAZETTE	141
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	2,845	3,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

L.6. PALOMPON POLYTECHNIC STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55.78%	60%
2. Percentage of graduates (2 years prior) that are employed	42%	45%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.63%	86.64%
2. Percentage of undergraduate programs with accreditation	85%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	29	40
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	10%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	30
Output Indicators
1. Number of trainees weighted by the length of training	509	750
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	30
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	83%	97%

L.7. SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.20%	52%
2. Percentage of graduates (2 years prior) that are employed	53.95%	55%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	88.35%	89%
2. Percentage of undergraduate programs with accreditation	95%	95%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	48%	54%

DECEMBER 30, 2024	OFFICIAL GAZETTE	143
STATE UNIVERSITIES AND COLLEGES

a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	71%	86%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	36	38
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	24%	25%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	21
Output Indicators
1. Number of trainees weighted by the length of training	3,911	4,120
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	33	35
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	88%	90%

L.8. SOUTHERN LEYTE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	54.46%	79.85%
2. Percentage of graduates (2 years prior) that are employed	43.78%	63.58%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	82.23%
2. Percentage of undergraduate programs with accreditation	88.46%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program	3.51%	16%
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	62.26%	100%
2. Percentage of accredited graduate programs	62.50%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	17
Output Indicators
1. Number of research outputs completed within the year	21	80
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	20.83%	26%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	51

DECEMBER 30, 2024	OFFICIAL GAZETTE	145
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	8,128	9,398
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	64	103
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95.07%	99.91%

L.9. UNIVERSITY OF EASTERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	48.41%	48.41%
2. Percentage of graduates (2 years prior) that are employed	86%	88%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	84%	85%
2. Percentage of undergraduate programs with accreditation	95%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	54.72%	64.15%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

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Output Indicators
1. Percentage of graduate students enrolled in research degree programs	88%	89%
2. Percentage of accredited graduate programs	46%	48%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	100	110
Output Indicators
1. Number of research outputs completed within the year	40	45
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	30%	33%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	36
Output Indicators
1. Number of trainees weighted by the length of training	5,100	5,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	24
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	90%

L.10. VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	53.49%	60%
2. Percentage of graduates (2 years prior) that are employed	80%	80%

DECEMBER 30, 2024	OFFICIAL GAZETTE	147
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	85%	83%
2. Percentage of undergraduate programs with accreditation	61%	90%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	20%	20%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	84%	84%
2. Percentage of accredited graduate programs	76%	80%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	56	60
Output Indicators
1. Number of research outputs completed within the year	42	45
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	32%	35%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	20
Output Indicators
1. Number of trainees weighted by the length of training	24,623	26,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	32	35
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	93%	95%

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M. REGION IX - ZAMBOANGA PENINSULA

M.1. BASILAN STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	77%	77%
2. Percentage of graduates (2 years prior) that are employed	12.60%	90%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	65.74%	99%
2. Percentage of undergraduate programs with accreditation	72%	90%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	12
Output Indicators
1. Number of research outputs completed within the year	18	24
2. Percentage of research outputs presented in national, regional, and international for a within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	18

DECEMBER 30, 2024	OFFICIAL GAZETTE	149
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	500	3,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	8
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95%	96%

M.2. J. H. CERILLES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	26.92%	31.27%
2. Percentage of graduates (2 years prior) that are employed	55%	91%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	94.85%	95%
2. Percentage of undergraduate programs with accreditation	37%	75%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	8
Output Indicators
1. Number of research outputs completed within the year	7	23
2. Percentage of research outputs presented in national, regional, and international for a within the year	85.71%	96%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	13
Output Indicators
1. Number of trainees weighted by the length of training	780	3,794
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	11
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	92.40%	94.72%

M.3. JOSE RIZAL MEMORIAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	44.29%	51.68%
2. Percentage of graduates (2 years prior) that are employed	36%	32%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	98.22%	64%
2. Percentage of undergraduate programs with accreditation	88.14%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	30	32

DECEMBER 30, 2024	OFFICIAL GAZETTE	151
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of research outputs completed within the year	131	134
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	14.98%	16.04%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	63	71
Output Indicators
1. Number of trainees weighted by the length of training	11,444	11,907
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	57	59
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	99.34%	100%

M.4. WESTERN MINDANAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	44%	49%
2. Percentage of graduates (2 years prior) that are employed	14%	20%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	62%	76%
2. Percentage of undergraduate programs with accreditation	89%	80%

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Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	8
Output Indicators
1. Number of research outputs completed within the year	9	12
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	45%	70%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	10
Output Indicators
1. Number of trainees weighted by the length of training	4,434	6,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	17
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	99%	99%

M.5. ZAMBOANGA PENINSULA POLYTECHNIC STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	43.49%	44%
2. Percentage of graduates (2 years prior) that are employed	85%	31%

DECEMBER 30, 2024	OFFICIAL GAZETTE	153
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72%	73%
2. Percentage of undergraduate programs with accreditation	94.12%	95%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	5
Output Indicators
1. Number of research outputs completed within the year	5	10
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	38%	38%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	8
Output Indicators
1. Number of trainees weighted by the length of training	110	200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	7	8
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

M.6. ZAMBOANGA STATE COLLEGE OF MARINE SCIENCES AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	20.83%	59.83%
2. Percentage of graduates (2 years prior) that are employed	40.12%	64.06%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	11%	89.51%
2. Percentage of undergraduate programs with accreditation	72%	81.25%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	N/A	1
Output Indicators
1. Number of research outputs completed within the year	3	3
2. Percentage of research outputs presented in national, regional, and international for a within the year	50%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	N/A	5
Output Indicators
1. Number of trainees weighted by the length of training	N/A	300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	N/A	6
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	N/A	100%

N. REGION X - NORTHERN MINDANAO

N.1. BUKIDNON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	155
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	54.01%	82.10%
2. Percentage of graduates (2 years prior) that are employed	33.08%	52%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	23.66%	25%
2. Percentage of undergraduate programs with accreditation	85%	30.74%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	18.60%	35%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	28.57%	90.91%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	7
Output Indicators
1. Number of research outputs completed within the year	13	30
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	37	43

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Output Indicators
1. Number of trainees weighted by the length of training	3,469	4,898
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	43
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	87%	98%

N.2. CAMIGUIN POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	48.50%	55.21%
2. Percentage of graduates (2 years prior) that are employed	66.35%	53.19%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	83.51%	58.89%
2. Percentage of undergraduate programs with accreditation	88.24%	94.44%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	80%	62.50%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

DECEMBER 30, 2024	OFFICIAL GAZETTE	157
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	30%	100%
2. Percentage of accredited graduate programs	100%	100%

N.3. CENTRAL MINDANAO UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL	OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	64%	60%
2. Percentage of graduates (2 years prior) that are employed	54%	20%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	40%	40%
2. Percentage of undergraduate programs with accreditation	93%	94%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	8
Output Indicators
1. Number of research outputs completed within the year	20	40
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	23%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	85	150

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Output Indicators
1. Number of trainees weighted by the length of training	4,099	3,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	97%	97%

N.4. MSU-ILIGAN INSTITUTE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	83% (717/861)	83.06% (951/1,145)
2. Percentage of graduates (2 years prior) that are employed	22.38% (499/2,230)	70.04% (1,552/2,216)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	79% (9,720/12,245)	100% (10,630/10,630)
2. Percentage of undergraduate programs with accreditation	68% (30/44)	93.02% (40/43)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	38% (186/495)	74.22% (190/256)
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

DECEMBER 30, 2024	OFFICIAL GAZETTE	159
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	N/A	100% (1,793/1,793)
2. Percentage of accredited graduate programs	88% (35/40)	70.59% (36/51)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	4
Output Indicators
1. Number of research outputs completed within the year	180	180
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	25.50% (46/180)	100% (182/182)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	132	168
Output Indicators
1. Number of trainees weighted by the length of training	9,575	9,575
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	104	141
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	90% (7,650/8,500)

N.5. NORTHERN BUKIDNON STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	70%	70%
2. Percentage of graduates (2 years prior) that are employed	75%	75%

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Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	70%	100%
2. Percentage of undergraduate programs with accreditation	50%	60%

N.6. NORTHWESTERN MINDANAO STATE COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	47%	49%
2. Percentage of graduates (2 years prior) that are employed	57%	60%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	83%	100%
2. Percentage of undergraduate programs with accreditation	85%	85%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	12
Output Indicators
1. Number of research outputs completed within the year	16	48
2. Percentage of research outputs presented in national, regional, and international for a within the year	20%	25%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	10

DECEMBER 30, 2024	OFFICIAL GAZETTE	161
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	150	180
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	7
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	100%

N.7. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CAGAYAN DE ORO CAMPUS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60%	60%
2. Percentage of graduates (2 years prior) that are employed	65.69%	68%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	97.03%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	80%	85%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

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Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	84.21%	91%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	14

Output Indicators
1. Number of research outputs completed within the year	13	32
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	41.07%	60%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	32

Output Indicators
1. Number of trainees weighted by the length of training	7,326	10,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	13
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98.50%	98.50%

N.8. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CLAVERIA CAMPUS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	35%	40%
2. Percentage of graduates (2 years prior) that are employed	70%	80%

DECEMBER 30, 2024	OFFICIAL GAZETTE	163
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	70%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	4

Output Indicators
1. Number of research outputs completed within the year	24	24
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	29%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	10

Output Indicators
1. Number of trainees weighted by the length of training	3,777	4,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	3
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	63%	90%

O. REGION XI - DAVAO

O.1. DAVAO DE ORO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	14.93%	45.07%
2. Percentage of graduates (2 years prior) that are employed	60.05%	65.03%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	9.09%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	7

Output Indicators
1. Number of research outputs completed within the year	3	18
2. Percentage of research outputs presented in national, regional, and international fora within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	22

Output Indicators
1. Number of trainees weighted by the length of training	120	650
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	100%

O.2. DAVAO DEL NORTE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	165
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	70.53%	75.95%
2. Percentage of graduates (2 years prior) that are employed	94%	95.68%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.93%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	93.33%	100%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	33.33%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	6

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Output Indicators
1. Number of research outputs completed within the year	17	31
2. Percentage of research outputs presented in national, regional, and international fora within the year	55%	80%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	18	28

Output Indicators
1. Number of trainees weighted by the length of training	937	964
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	17
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	99.21%	100%

O.3. DAVAO DEL SUR STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	50%	38.86%
2. Percentage of graduates (2 years prior) that are employed	50%	54.96%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	50%	89.99%
2. Percentage of undergraduate programs with accreditation	50%	50%

DECEMBER 30, 2024	OFFICIAL GAZETTE	167
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2

Output Indicators
1. Number of research outputs completed within the year	10	10
2. Percentage of research outputs presented in national, regional, and international fora within the year	70%	70%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	10

Output Indicators
1. Number of trainees weighted by the length of training	1,000	1,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	84.91%

O.4. DAVAO ORIENTAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	71%	71.02%

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2. Percentage of graduates (2 years prior) that are employed	66%	66.99%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	46%	60%
2. Percentage of undergraduate programs with accreditation	90%	90.91%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	6	6

Output Indicators
1. Number of research outputs completed within the year	27	16
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	26.47%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	32	16

Output Indicators
1. Number of trainees weighted by the length of training	10,261	3,400
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	80	40
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	89.71%	94%

O.5. SOUTHERN PHILIPPINES AGRI-BUSINESS AND MARINE AND AQUATIC SCHOOL OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	169
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	53.10%	75.35%
2. Percentage of graduates (2 years prior) that are employed	45.08%	88.34%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100%	75%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	5

Output Indicators
1. Number of research outputs completed within the year	11	14
2. Percentage of research outputs presented in national, regional, and international fora within the year	72.73%	50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	22	28

Output Indicators
1. Number of trainees weighted by the length of training	560	1,352
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	15
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	93.93%	100%

O.6. UNIVERSITY OF SOUTHEASTERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	75%	80.04%
2. Percentage of graduates (2 years prior) that are employed	54.99%	89.95%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	95%	75%
2. Percentage of undergraduate programs with accreditation	96.67%	83.72%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	74%	90%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	85.71%	90%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	10

Output Indicators
1. Number of research outputs completed within the year	41	45

DECEMBER 30, 2024	OFFICIAL GAZETTE	171
STATE UNIVERSITIES AND COLLEGES

2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	22.12%	24.19%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	15

Output Indicators
1. Number of trainees weighted by the length of training	4,600	2,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	19	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	96%	98%

P. REGION XII - SOCCSKSARGEN

P.1. COTABATO FOUNDATION COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	21.57%	28%
2. Percentage of graduates (2 years prior) that are employed	50%	51%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	94.04%	62%
2. Percentage of undergraduate programs with accreditation	100%	90%

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Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	33.33%	34.28%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	15.71%	8.66%
2. Percentage of accredited graduate programs	100%	90%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	4

Output Indicators
1. Number of trainees weighted by the length of training	3,627	3,063
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	90%

CUSTODIAL CARE PROGRAM
Outcome Indicator
1. Percentage of graduates (CCP residents) employed within the year after graduation	35%	40%

Output Indicators
1. Percentage of poor/disadvantaged students (CCP residents) served for non-academic needs	90%	3%
2. Percentage of students (CCP residents) who graduate within the prescribed period	4.75%	50%

P.2. SOUTH COTABATO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	173
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	0%	0%
2. Percentage of graduates (2 years prior) that are employed	0%	0%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	0%	0%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	0

Output Indicators
1. Number of research outputs completed within the year	0	5
2. Percentage of research outputs presented in national, regional, and international fora within the year	6.25%	6.25%

P.3. SULTAN KUDARAT STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	38%	42%
2. Percentage of graduates (2 years prior) that are employed	40%	57%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	50%	86%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	0%	19%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	100%	100%
2. Percentage of accredited graduate programs	50%	75%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	8

Output Indicators
1. Number of research outputs completed within the year	10	19
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	0%	10%

Community engagement increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	175
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	10

Output Indicators
1. Number of trainees weighted by the length of training	1,700	1,760
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	0	9
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95%	97%

P.4. UNIVERSITY OF SOUTHERN MINDANAO

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	30%	30%
2. Percentage of graduates (2 years prior) that are employed	80%	80%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	50%	50%
2. Percentage of undergraduate programs with accreditation	70%	70%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	10%	10%
a. pursuing advanced research degree programs (Ph.D.) or

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b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	10%	10%
2. Percentage of accredited graduate programs	50%	50%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	20	20

Output Indicators
1. Number of research outputs completed within the year	5	5
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	10%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	5

Output Indicators
1. Number of trainees weighted by the length of training	2,200	2,200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	80%

Q. REGION XIII - CARAGA

Q.1. AGUSAN DEL SUR STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	177
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	101.10% of the NPR	33%
2. Percentage of graduates (2 years prior) that are employed	95%	43%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	99%	60%
2. Percentage of undergraduate programs with accreditation	75%	66.67%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	100%	53%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	55%
2. Percentage of accredited graduate programs	100%	75%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	8

Output Indicators
1. Number of research outputs completed within the year	25	45

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2. Percentage of research outputs presented in national, regional, and international fora within the year	100%	40%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	9

Output Indicators
1. Number of trainees weighted by the length of training	3,525	2,505
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	16	16
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	70%

Q.2. CARAGA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	101.10% of the NPR	55%
2. Percentage of graduates (2 years prior) that are employed	65%	55%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	65%	65%
2. Percentage of undergraduate programs with accreditation	20%	20%

Higher education research improved to promote economic productivity and innovation

DECEMBER 30, 2024	OFFICIAL GAZETTE	179
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	50%	50%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	70%	70%
2. Percentage of accredited graduate programs	20%	20%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	9	9

Output Indicators
1. Number of research outputs completed within the year	55	40
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	50%	40%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	9	9

Output Indicators
1. Number of trainees weighted by the length of training	1,500	1,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	70%	70%

Q.3. NORTH EASTERN MINDANAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	95% of NPR	55%
2. Percentage of graduates (2 years prior) that are employed	56%	56%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	49%	60%
2. Percentage of undergraduate programs with accreditation	70%	73%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	60%	65%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	70%	85%
2. Percentage of accredited graduate programs	70%	80%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4

Output Indicators
1. Number of research outputs completed within the year	25	40

DECEMBER 30, 2024	OFFICIAL GAZETTE	181
STATE UNIVERSITIES AND COLLEGES

2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	5%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	20

Output Indicators
1. Number of trainees weighted by the length of training	N/A	N/A
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98%	75%

Q.4. SURIGAO DEL NORTE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	81.51%	32%
2. Percentage of graduates (2 years prior) that are employed	40%	42%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	65%	70%
2. Percentage of undergraduate programs with accreditation	63%	74%

Higher education research improved to promote economic productivity and innovation

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ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	66%	80%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	N/A	71%
2. Percentage of accredited graduate programs	60%	61%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	5

Output Indicators
1. Number of research outputs completed within the year	22	32
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	N/A	11%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	25

Output Indicators
1. Number of trainees weighted by the length of training	1,360	2,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	25
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	75%

R. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)

R.1. ADIONG MEMORIAL STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	183
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	20%	27%
2. Percentage of graduates (2 years prior) that are employed	60%	69%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	40%	55%
2. Percentage of undergraduate programs with accreditation	45%	50%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	15%	17%
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified and RDC-identified priority programs	5%	12%
2. Percentage of accredited graduate programs	5%	5%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4

Output Indicators
1. Number of research outputs completed within the year	2	4

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2. Percentage of research outputs presented in national, regional, and international fora within the year	2%	3%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	7	17

Output Indicators
1. Number of trainees weighted by the length of training	75	105
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	15
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	55%	68%

R.2. COTABATO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	40%	42%
2. Percentage of graduates (2 years prior) that are employed	42%	45%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	56%	64.48%
2. Percentage of undergraduate programs with accreditation	88.24%	96.43%

Higher education research improved to promote economic productivity and innovation

DECEMBER 30, 2024	OFFICIAL GAZETTE	185
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4

Output Indicators
1. Number of research outputs completed within the year	30	31
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	13%	13%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	17

Output Indicators
1. Number of trainees weighted by the length of training	2,800	2,911
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	13
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	87.08%

R.3. MINDANAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55% (1,608/2,942)	80.83% (3,208/3,969)
2. Percentage of graduates (2 years prior) that are employed	22% (2,145/9,935)	60.29% (5,538/9,185)

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	62% (25,019/40,372)	90.09% (45,611/50,629)
2. Percentage of undergraduate programs with accreditation	28% (50/179)	48.50% (97/200)

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Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	49% (84/173)	69.54% (137/197)
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	42% (2,505/5,971)	79.22% (7,970/10,061)
2. Percentage of accredited graduate programs	21% (7/33)	63.16% (48/76)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	654	308

Output Indicators
1. Number of research outputs completed within the year	336	347
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	45% (159/357)	78.02% (213/273)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	63	313

Output Indicators
1. Number of trainees weighted by the length of training	7,854	13,910
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	181	319
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	84% (4,090/4,862)	97.37% (12,267/12,598)

R.4. MSU-TAWI-TAWI COLLEGE OF TECHNOLOGY AND OCEANOGRAPHY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	187
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	79.34%	79.39% (181/228)
2. Percentage of graduates (2 years prior) that are employed	16.12%	70.92% (356/502)

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	92.28%	92.29% (1,581,/1,713)
2. Percentage of undergraduate programs with accreditation	14%	71.43% (10/14)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	60.71% (17/28)	60.71% (17/28)
a. pursuing advanced research degree programs (Ph.D.) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in research degree programs	79.01%	83.95% (136/162)
2. Percentage of accredited graduate programs	20%	25% (2/8)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2

Output Indicators
1. Number of research outputs completed within the year	21	26
2. Percentage of research outputs published in internationally-refereed or CHED recognized journal within the year	5% (4/77)	75% (27/36)

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	9

Output Indicators
1. Number of trainees weighted by the length of training	1,262	1,300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	9
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	95.57% (1,209/1,265)

R.5. SULU STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	84%	84%
2. Percentage of graduates (2 years prior) that are employed	38%	38%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	30%	30%
2. Percentage of undergraduate programs with accreditation	85%	85%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	70	70

DECEMBER 30, 2024	OFFICIAL GAZETTE	189
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of research outputs completed within the year	48	48
2. Percentage of research outputs presented in national, regional, and international fora within the year	17%	17%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	16

Output Indicators
1. Number of trainees weighted by the length of training	1,475	1,475
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	16	16
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	83%	90%

R.6. TAWI-TAWI REGIONAL AGRICULTURAL COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	8.09%	8.09%
2. Percentage of graduates (2 years prior) that are employed	81%	83%

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	3%	11%
2. Percentage of undergraduate programs with accreditation	0%	85%

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IX. DEPARTMENT OF ENERGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1.	Required energy supply level attained

2.	Sustainable consumption of energy promoted and achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Required energy supply level attained

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM

Outcome Indicators
1. Percentage of stakeholders rating the energy plans and programs as acceptable	85%	85%
2. Percentage of policy recommendations adopted in the short, medium and long-term national energy plans/programs/targets	75%	75%

Output Indicators
1. Number of energy plans prepared and updated	1	1
2. Number of statistical research and studies prepared/ updated	10	58
3. Percentage of project evaluation and monitoring conducted on time	75%	75%
4. Percentage of projects issued with Certification of Energy Project of National Significance assisted and monitored	149 issued with CEPNS	N/A

CONVENTIONAL ENERGY DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage of awareness of the target audience on the promoted message or technical advice	80%	80%
2. Percentage of conventional energy projects with satisfactory safety performance	Based on the number of active Service Contracts	80%
3. Percentage increase in investments in conventional energy development	P20 B	5%

Output Indicators
1. Number of contracts and/or circulars drafted, prepared and reviewed	5	2

DECEMBER 30, 2024	OFFICIAL GAZETTE	191
DEPARTMENT OF ENERGY

2. Number of information, education, communication, and other promotional activities conducted on conventional energy development	10	18
3. Number of monitoring activities/inspections conducted on conventional energy projects	100	89

RENEWABLE ENERGY DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage of renewable energy resources over total energy resource supply	32.6% (2022)	33.2%
2. Percentage increase in investments in renewable energy development	193 (2022)	48.7%

Output Indicators
1. Percentage of issuances and permits on renewable energy development issued on time	85%	85%
2. Number of information, education, communication, and other promotional activities conducted on renewable energy	20	61
3. Number of inspection conducted on renewable energy development projects	200	473

DOWNSTREAM ENERGY DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage increase in investment in the downstream oil and gas industry, providing quality fuels and safe technology for environment and consumer protection	Based on previous year’s actual accomplishments	0.80%
2. Percentage increase in the number of participants informed on matters in the downstream oil and gas industry	Based on previous year’s actual accomplishments	0.80%

Output Indicators
1. Number of issued permits/accreditations/ acknowledgements/endorsements and reports submitted	—	6,252
2. Number of information, education, communication and other promotional activities conducted on the downstream oil and gas sector	—	14
3. Number of downstream oil and gas field work and operational monitoring activities conducted	—	301
4. Number of plans and policies updated/formulated, monitored and recommended for adoption and implementation	—	5

ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM

Outcome Indicator
1. Issued and adopted plans and policies to attain energy supply security and reliability, energy access and electricity market competitiveness and power sector reforms	14	14

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Output Indicators
1. Number of plans/policies prepared, updated and disseminated	14 policies; 3 plans	11 policies; 3 plans
2. Number of information, education, promotional events and public consultations, etc. undertaken on electric power industry	23	24
3. Number of applications for endorsement to government agencies involved in processing energy projects processed	55	304
4. Number of power plant projects monitored and inspected	—	16

Sustainable consumption of energy promoted and achieved

ENERGY EFFICIENCY AND CONSERVATION PROGRAM

Outcome Indicators
1. Percentage increase in public awareness on energy efficiency and conservation in fuels and electricity	—	10%
2. Percentage increase in the number of establishments that had undergone energy audits	—	10%
3. Percentage increase in the compliance with the submission of Annual Energy Efficiency and Conservation and Annual Energy Utilization Reports by designated establishments	—	5%

Output Indicators
1. Number of information, education, communication, and other promotional events undertaken on energy efficiency and conservation program	27	28
2. Number of energy audit in government agencies conducted on time	45	120
3. Number of Annual Energy Efficiency and Conservation and Annual Energy Utilization Reports processed/evaluated	300	3,000
4. Number of products issued with energy labels	60	120

ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM

Outcome Indicator
1. Number of alternative fuels and energy technologies promoted	3	2

Output Indicators
1. Number of technical assistance/evaluation completed on time	12	12
2. Number of information, education, communication, and other promotional events conducted on alternative fuels and technologies	6	8

DECEMBER 30, 2024	OFFICIAL GAZETTE	193
DEPARTMENT OF ENERGY

3. Number of policies formulated/permits issued related to alternative fuels & technologies issued on time	3	4
4. Percentage of applications processed under the Vehicle Fuel Economy Labeling Program	—	100%

ELECTRIC VEHICLE INDUSTRY DEVELOPMENT PROGRAM

Outcome Indicators
1. Percentage of applications processed as recognized electric vehicle	100%	100%
2. Percentage of electric vehicle charging station providers processed for accreditation	100%	100%

Output Indicators
1. Number of plans, programs and policies issued on the development of the electric vehicle industry	1	1
2. Number of information, education and communication campaigns, promotional events, public consultations, etc. conducted on the electric vehicle industry	3	3
3. Number of centralized database maintained and updated	1	1

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X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1.	Natural Resources Sustainably Managed

2.	Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Natural Resources Sustainably Managed

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage of illegal logging hotspot areas neutralized	16	By the end of 2028, illegal logging hotspots decreased by 50%
2. Percentage of 8.2M ha of forests protected against forest fires, poaching, pest and diseases, etc.	8.2M ha	75% protected against forest fire, poaching, pest and diseases
Output Indicators
1. Number of hectares of open-access/untenured lands of the public domain placed under appropriate management arrangement/tenure	200,000 ha	N/A
2. Percentage of wildlife permits, certifications and/or clearance applications acted upon within 7 working days from date of receipt	9,137	N/A
3. Percentage of Convention of International Trade in Endangered Species of Wild Flora and Fauna (CITES) permit applications acted upon within 5 working days from date of receipt	80%	80%

NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Area of terrestrial protected areas (including inland wetlands and caves) under the NIPAS effectively managed increased (in ha)	Poor - 0 ha Fair - 319,994.99 ha Good - 1,258,782.29 ha Excellent - 72,173.80 ha	N/A
Number of terrestrial protected areas with excellent effectiveness status	31	53

DECEMBER 30, 2024	OFFICIAL GAZETTE	195
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

2. Area of marine protected areas under NIPAS effectively managed increased (in ha)	Poor - 0 ha Fair - 1,439,448.20 ha Good - 916,204.89 ha Excellent - 16,490.63 ha	N/A
Number of marine protected areas with excellent management effectiveness status	18	24
3. Ownership of public alienable and disposable lands secured (2011-Present)	1,089,950 patents (490,199 residential and 599,751 agricultural) 2011-2020	By the end of 2025, 1,247,604 residential and agricultural patents issued
4. Percentage increase in forest cover	24.09%	By the end of 2025, forest cover increased by 0.01%
Output Indicators
1. Number of terrestrial protected areas/wetlands/caves established/conserved
Inland Wetlands	13	N/A
Caves	20	N/A
2. Number of critical habitats established and managed	7	2 established and 8 managed
3. Number of legislated NIPAS MPAS with Water Quality Assessment Monitoring conducted	31	N/A
4. Number of established Marine Protected Areas Network (within NIPAS MPA or with at least one NIPAS MPA component strengthened)	9	N/A
Number of strengthened Marine Protected Areas Network (within NIPAS MPA or with at least one NIPAS MPA component)	13	20
5. Number of residential free patents issued	490,199 patents (2011-2020)	8,045
6. Area of denuded and degraded forestlands/PAs decreased (in ha cumulative)	7.6M ha	15,508 ha
7. Number of hectares planted area maintained and protected	1.86M ha	44,861 ha
8. Percentage of annual survival rate of seedlings planted	85%	85%

Adaptive Capacities of Human Communities and Natural Systems Improved

ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM
Outcome Indicator
1. Percentage of critical watershed with interventions implemented	131	100% of critical watersheds supporting National Irrigation System with interventions implemented based on IWMP
Output Indicator
1. Number of priority critical watershed supporting National Irrigation System characterized and vulnerability assessed	103	8

B. ENVIRONMENTAL MANAGEMENT BUREAU

STRATEGIC OBJECTIVES

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SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Clean and Healthy Environment Sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Clean and Healthy Environment Sustained

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM
Outcome Indicators
1. Percentage increase of environmentally compliant projects (from the baseline)	85%	2% increase
2. Percentage increase in stakeholders’ environmental awareness and participation	86%	5% increase
3. Assessed potential pollution problems	1	1

Output Indicators
1. Number of projects monitored based on ECC conditions with reports submitted	14,323	15,358
2. Information, Education and Communication materials developed and disseminated	33,019	1,751,000
3. Number of environmental research studies conducted for policy purposes	1	1

ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM
Outcome Indicators
1. Percentage increase of LGUs complying with the Ecological Solid Waste Management Act	40%	5% increase
2. Percentage increase of industries complying with environmental standards	88%	2% increase
3. Percentage of HUCs and major urban centers within ambient air quality guidelines/values (PM 10/2.5)	47%	64%

Output Indicators
1. Percentage of permits, clearances, and certificates issued within the prescribed timeframe	74%	80%
2. Number of sites/facilities or areas that have been inspected with report submitted	44,399	61,622
3. Percentage of cases/complaints acted upon within the prescribed timeframe	96%	96%

C. MINES AND GEOSCIENCES BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

DECEMBER 30, 2024	OFFICIAL GAZETTE	197
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

ORGANIZATIONAL OUTCOME

1.	Natural Resources Sustainably Managed

2.	Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Natural Resources Sustainably Managed

MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage increase in the revenues of government from mineral resources development	10%	10%
2. Percentage of monitored mining permits/contracts complying with laws, rules and regulations	75%	75%

Output Indicators
1. Mining applications (including other mining rights related applications) approved/ denied/endorsed within the prescribed period	4,108	4,211
2. Number of mining permits/contracts monitored	1,358	1,430

MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of LGUs informed of their geology and mineral potential	12	12

Output Indicators
1. Percentage of total Philippine area surveyed for geology and mineral potential	42.20%	5.70%
2. Number of new mineral reservation areas assessed/ endorsed for declaration	14	14

Adaptive Capacities of Human Communities and Natural Systems Improved

GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM
Outcome Indicator
1. Percentage of LGUs that included geohazard information in their Disaster Risk Reduction and Mitigation Plan, Comprehensive Land Use Plan, and/or Development Plans	87%	87%

Output Indicators
1. Number of cities and municipalities where vulnerabilities and risk assessments were conducted	371	58
2. Number of LGUs (cities/municipalities) provided with information, education, and communication campaigns on geohazards	692 cities/municipalities	98 cities/municipalities
3. Number of LGUs assessed for groundwater resources and vulnerability	1,222 cities/municipalities	50 cities/municipalities

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D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Adaptive Capacities of Human Communities and Natural Systems Improved

MAPPING AND RESOURCE INFORMATION PROGRAM
Outcome Indicators
1. Percentage of the Philippines with updated topographic base maps and nautical charts	22% (new cycle maps); 78% (old cycle charts); 10% (new cycle charts); & 26% ENC	44.31% (new cycle maps); 92% nautical charts; & 31.60% ENC
2. Number of hits/access to the online database	412,743	320,000

Output Indicators
1. Number of maps and charts produced or updated and published	2,040	2,092
2. Percentage of clients who rated the quality of maps and charts produced as satisfactory or better	98.58%	98%

E. NATIONAL WATER RESOURCES BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1.	Natural Resources Sustainably Managed

2.	Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Natural Resources Sustainably Managed

WATER RESOURCES MANAGEMENT PROGRAM
Outcome Indicator

DECEMBER 30, 2024	OFFICIAL GAZETTE	199
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

1. Percentage increase in public awareness of Water Code of the Philippines, Integrated Water Resources Management, Climate Change Adaptation, Core Functions and Services of NWRB	32.80%	20%

Output Indicators
1. Number of policies/plans endorsed or implemented	7	7
2. Number of information, education, and communication campaign conducted	4	3
3. Percentage of policies/plans endorsed or implemented that were consulted with external stakeholders	100%	100%

WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage increase in the number of water use/water utilities regulated	7.70%	6%
2. Percentage of violators penalized or with cases filed in court	18.70%	15%
3. Percentage reduction in illegal water use	16.41%	15%

Output Indicators
1. Number of permit applications (CWP/CPC) acted upon (approved/denied)	1,360	742
2. Number of water sources facilities monitored/ assessed	6,851	2,467
3. Percentage of water use violations/complaints acted upon within the prescribed timeframe	50%	50%

Adaptive Capacities of Human Communities and Natural Systems Improved

WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM
Outcome Indicators
1. Percentage increase in river basins and critical areas with scientifically robust water information and decision support tools	8% river basins and critical areas as of 2016	20%
2. Number of LGUs adopting/using the developed plans including the operation of the monitoring stations as basis for their groundwater protection and development program	3	3

Output Indicators
1. Number of water-constrained areas with Groundwater Management Plan developed	2	1
2. Number of water-constrained areas with groundwater monitoring wells established	2	1
3. Number of river basins with comprehensive water resources assessment	1	1

F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF

STRATEGIC OBJECTIVES

SECTOR OUTCOME

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Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Natural Resources Sustainably Managed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS

Natural Resources Sustainably Managed

PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM
Outcome Indicators
1. Average score of all ECAN zones	27.39%	38%
2. Ratio of total seized wildlife to total wild-sourced trade permits issued	0.52	0.48

Output Indicators
1. Number of Environmentally Critical Areas Network (ECAN) maps updated	4	4
2. Percentage of wildlife traffic monitoring units (WTMUs) that are functional	40%	100%
3. Number of endemic species subjected to population studies	2	2

DECEMBER 30, 2024	OFFICIAL GAZETTE	201
DEPARTMENT OF FINANCE

XI. DEPARTMENT OF FINANCE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Fiscal sustainability attained

2.	Asset and debt effectively managed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS

Fiscal sustainability attained

FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM

Outcome Indicators
1. Improved tax effort	FY 2022 - 14.60 FY 2021 - 14.10 FY 2020 - 14.00	% % %	14.7% (22 March 2024 DBCC approved level)
2. Improved government system that ensure transparency in all extractive industry transactions	FY 2022 - 100 FY 2021 - 100 FY 2020 - 100	% % %	100%
3. Sustained country’s position at the forefront of international and regional economic finance cooperation	FY 2022 - 38 FY 2021 - 18 FY 2020 - 34		20
Output Indicators
1. Number of plans and policy advisories developed and issued or updated and disseminated	FY 2022 - 5 FY 2021 - 6 FY 2020 - 6		3
2. Recommended policies on information disclosure and to address barriers to the full implementation of EITI	FY 2022 - 8 FY 2021 - 4 FY 2020 - 4		8
3. Number of final outcome documents in various fora/ international agreements endorsed to the Secretary	FY 2022 - 21 FY 2021 - 30 FY 2020 - 14		7

Asset and debt effectively managed

ASSET AND LIABILITY MANAGEMENT PROGRAM

Outcome Indicators
1. Percentage of dividends collected from GOCC/ collection targets	FY 2022 - 427.14 FY 2021 - 396.90 FY 2020 - 844.24	% % %	100%

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2. Percentage of foreign borrowings and grants negotiated over targets	FY 2022 - 334.45 FY 2021 - 897.05 FY 2020 - 2,287.96	% % %	100%
Output Indicators
1. Amount collected as dividend from GOCCs	FY 2022 - ₱68.34B FY 2021 - ₱43.05B FY 2020 - ₱119.08B		₱20.0 B
2. Value of foreign borrowings and grants negotiated	FY 2022 - US$ 13,378.20M FY 2021 - US$ 17,941.03M FY 2020 - US$ 16,015.72M		> or = US$ 4,000 M

B. BUREAU OF CUSTOMS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Revenue collection improved

2.	Secured trade facilitation by international standards achieved

PERFORMANCE	INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS

Revenue collection improved

CUSTOMS REVENUE ENHANCEMENT PROGRAM

Outcome Indicators
1. Percentage increase in revenue collection		34.0%		7.6%
2. Proper/efficient examination and appraisal of imported goods resulted to additional revenues		3.40%		3.70%
3. Apprehension of smuggling activities		100		352

Output Indicators
1. Amount of duties and taxes collected and percentage to BESF targets	₱	862.419B	₱	1,076.437B
2. Percentage of imported goods cleared within ten (10) days from filing of import declaration		96.00%		96.60%
3. Number of cases filed under the Bureau’s Action Team Against Smugglers (BATAS) Program within fifteen (15) days		48 cases		48 cases

Secured trade facilitation by international standards achieved

CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM

DECEMBER 30, 2024	OFFICIAL GAZETTE	203
DEPARTMENT OF FINANCE

Outcome Indicators
1. Percentage of enforcement actions undertaken resulting to seizures	160%	80%
2. Percentage of cargo clearance process improved	1.5%	1.60%
3. Apprehension of anti-social goods from illegal drugs, counterfeit goods, product of environment crimes, etc.	220	140

Output Indicators
1. Number of enforcement actions (alerts) undertaken	180	440
2. Percentage of shipment selected and physically examined or x-rayed	50%	2%
3. Number of cases of anti-social goods seized	180	140

C. BUREAU OF INTERNAL REVENUE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Improved Internal Revenue Collections

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS

Improved Internal Revenue Collections

REVENUE ADMINISTRATION PROGRAM

Outcome Indicator
1. Percentage increase in the number of registered business taxpayers	3% increase in the number of registered business taxpayers	3% increase in the number of registered business taxpayers

Output Indicators
1. Filing of Run After Tax Evaders (RATE) cases at DOJ	36 cases per year	36 cases per year
2. Audit effort	3% of the total collection goal	3% of total collection goal
3. Collection performance	Attained+/- 2% of assigned goal	Attained+/- 2% of assigned goal

D. BUREAU OF LOCAL GOVERNMENT FINANCE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

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ORGANIZATIONAL OUTCOME

Fiscal sustainability of LGUs strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Fiscal sustainability of LGUs strengthened

LOCAL FINANCE ADMINISTRATION PROGRAM

LOCAL FINANCE POLICY REFORMS AND FISCAL PERFORMANCE MONITORING AND EVALUATION SUB-PROGRAM

Outcome Indicators
1. Ratio of LGU expenditures over total income	< or = 1	< or = 1
2. Percentage of actual collections of LGU from local taxes and other locally-generated revenue sources versus targets	> or = 80%	> or = 80%
3. Number of LGUs not exceeding 20% of their regular income for debt servicing	> or = 1,662	> or = 1,662

Output Indicators
1. Percentage of requests for policy opinions and consultations provided in a timely manner	> or = 90%	> or = 90%
2. Percentage of LGU assessed on revenue and assessment performance	> or = 60%	> or = 60%
3. Percentage of LGUs evaluated for the issuance of certificate of net debt service ceiling and net borrowing capacity	> or = 95%	> or = 95%

LOCAL FINANCE CAPACITY DEVELOPMENT SUB-PROGRAM

Outcome Indicator
1. Percentage of training satisfaction for training programs	> or = 90%	> or = 90%

Output Indicators
1. Percentage of treasurers and assessors trained over the total number of treasurers/assessors	> or = 95%	> or = 95%
2. Percentage of LGU capacitated/informed on local finance policies	> or = 95%	> or = 95%
3. Number of trainings conducted for LGUs	> or = 60	> or = 60

E. BUREAU OF THE TREASURY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

DECEMBER 30, 2024	OFFICIAL GAZETTE	205
DEPARTMENT OF FINANCE

ORGANIZATIONAL OUTCOME

1.	Efficiency in cash management improved

2.	Efficiency in debt management achieved

3.	Efficiency in accounting of NG financial transactions enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Efficiency in cash management improved

FINANCIAL ASSET MANAGEMENT PROGRAM

Outcome Indicators
1. Fund the total government cash requirement to be negotiated daily with AGSBs (LBP, DBP, PVB)	Percentage (%) of cash requirement Year: 2024 Value: 100%		100%
2. Return on NG cash resources	Unit: Php: BSP-ODF rate USD: Fed Funds rate Year: 2024 Value: PhP: BSP-ODF rate at 6 USD: FFR at 5.33	% %	Prevailing: Php: BSP-ODF rate USD: Fed Funds rate

Output Indicators
1. Deviation from Php 5 Billion Average Year to Date (AYTD) in MDS Seed Fund Account with LBP	Unit: Percentage (%) deviation from 5 Billion AYTD Year: 2024 Value: 2.00%		2.00%
2. BSF: Percentage of Free Cash invested in money market instrument	Unit: At least 50% of BSF free cash invested Year: 2024 Value: 50% of BSF free cash invested		At least 50% of BSF free cash invested
3. Number of assets registered in the National Asset Registry	Unit: Asset Count Year: 2024 Value: 1,000		1,000
4. Number of NGAs with data captured in the National Asset Registry	Unit: Number of NGAs Year: 2024 Value: 4 NGAs		10 NGAs

Efficiency in debt management achieved

DEBT AND RISK MANAGEMENT PROGRAM

Outcome Indicators
1. Government financing requirement met through issuance of government securities (In Million Pesos)	Year: 2024 Value: 2,128,150		₱2,235,342
2. Refinancing risk efficiently managed	Unit: Percentage Year: 2024 Value: 100% efficiency		100% efficiency

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3. Efficient debt monitoring and servicing	Unit: Percentage Year: 2024 Value: 100% efficiency		100% efficiency

Output Indicators
1. Issuance of government securities consistent with auction schedule/calendar	Unit: Date Year: 2024 Value: Release of auction schedule: 100 Conduct of Tbill auctions: 100 Conduct of Tbond auctions: 100	% % %	Q1: Quarterly release of auction schedule: Jan-Mar: Dec. 23, 2024 To conduct auctions as scheduled: Weekly for Tbills and Weekly for Tbonds.
Q2: Quarterly release of auction schedule: Apr-Jun: Mar. 24, 2025 To conduct auctions as scheduled: Weekly for Tbills and Weekly for Tbonds.
Q3: Quarterly release of auction schedule: Jul-Sept: June 23, 2025 To conduct auctions as scheduled: Weekly for Tbills and Weekly for Tbonds.
Q4: Quarterly release of auction schedule: Oct-Dec: Sep. 22, 2025 To conduct auctions as scheduled: Weekly for Tbills and Weekly for Tbonds.
2. Percentage of debt maturing in one year to total outstanding debt	Unit: Percentage Year: 2024 Value: 10.98% and 7.41 years		Debt maturing in one year should be < or = 15% to total outstanding debt. Average time to maturity should be > or = 7 years
3. Amount and percentage of debt service payment paid on or before due date	Unit: Amount and Percentage Year: 2024		₱2,049,982 M

Efficiency in accounting of NG financial transactions enhanced

NG ACCOUNTING PROGRAM

Outcome Indicators
1. Efficient release of National Tax Allotment (NTA) and other shares to Local Government Units (LGUs)	Year: 2024 Value: 100%		100% efficiency
2. Reconciled active cash balances	Unit: Number of TOP cash accounts (170 active accounts) Year: 2024 Value: 85%		To reconcile monthly 85% or 145 of the active accounts or a total of 1740 cash accounts for the year
3. Timely submission of Journal Entry Vouchers	Unit: Monthly transactions Year: 2024 Value: 100%		To submit electronically 100% of the monthly JEVs on the 10th day after the reference month
4. Efficient release of Certification	Unit: Request from NGAs Year: 2024 Value: 100%		100% efficiency

DECEMBER 30, 2024	OFFICIAL GAZETTE	207
DEPARTMENT OF FINANCE

Output Indicators
1. Submission of Journal Entry Vouchers (JEVs) to COA	Unit: Monthly transactions Year: 2024 Value: 100%	To submit electronically 100% of the monthly JEVs to COA
2. Percentage of Certifications issued to requesting parties	Unit: Number of requests Year: 2024 Value: 85%	To issue certifications equivalent to 80% of the requests received from agencies
3. Percentage of Bank Reconciliation Statement (BRS) submitted to COA on time	Unit: Number of Bank Accounts Year: 2024 Value: 85% of the bank accounts	To submit 85% or 145 monthly bank reconciliation statement to COA within 20 days after receipt of bank statement or closing of the books of accounts whichever comes later
4. Release of National Tax Allotment (NTA) and other shares to Local Government Units (LGUs) consistent with Release Schedule	Unit: Monthly Allocation Year: 2024 Value: 100% of the NCA	To release 100% of the NCA to LGUs on the 1st working day of the month for NTA and within 5 days from receipt of complete documents for other shares

F. CENTRAL BOARD OF ASSESSMENT APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Fair and equitable real property assessment

ORGANIZATIONAL OUTCOME

Due process for fair and equitable real property tax assessment improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Due process for fair and equitable real property tax assessment improved

REAL PROPERTY TAX ADJUDICATION PROGRAM

Outcome Indicators
1. Percentage of cases reviewed over the last five (5) years whose decisions are overturned by a higher court	9%	10%
2. Percentage of cases reviewed over the last ten (10) years were sustained/affirmed by higher courts	95%	95%

Output Indicators
1. Percentage of new cases received on appeal from the LBAA and Motions for Reconsideration received by the CBAA that are given due course/acted upon within 30 days after receipt of complete documentation	100%	100%
2. Number of case events/hearings conducted	50	60
3. Percentage of cases submitted for decision that are resolved/decided within 90 days from submission	90%	90%

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G. INSURANCE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Insurance, Pre-Need, and HMO Industries’ growth and stability improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Insurance, Pre-Need, and HMO Industries’ growth and stability improved

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM

Outcome Indicators
1. Percentage of supervised entities’ compliance with IC’s regulatory enforcement action	100%	100%
2. Number of Key Performance Indicators improved for insurance, pre-need and HMO industries	4	4

Output Indicators
1. Percentage of supervised/regulated entities examined, verified or monitored	100%	100%
2. Percentage of received application for new and renewal of licenses processed within the prescribed period	80%	85%
3. Percentage of applications for premium rates, insurance products, investments, contract forms, policies, reinsurance treaties, facultative placements processed within the prescribed period	98%	98%

H. NATIONAL TAX RESEARCH CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound and stable macroeconomic environment

ORGANIZATIONAL OUTCOME

Philippine Tax System Improved

PERFORMANCE INFORMATION

DECEMBER 30, 2024	OFFICIAL GAZETTE	209
DEPARTMENT OF FINANCE

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Philippine Tax System Improved

NATIONAL TAX ADVISORY PROGRAM

Outcome Indicators
1. Number of National Government Agencies (NGAs) monitored and rendered technical assistance in fee revision within the prescribed timeframe	Monitored - 37 NGAs Rendered technical assistance - 15	Monitored - 37 NGAs Rendered technical assistance - 15
2. Percentage of tax research recommendations considered in tax policy reforms	90%	90%

Output Indicators
1. Number of tax research studies conducted and publications completed	37 tax studies conducted 12 publications completed	37 tax studies conducted 12 publications completed
2. Number of legislative bills evaluated/commented within the prescribed timeframe	40	40
3. Number of tax subsidy requests/applications of GOCCs/SUCs/GIs/Commissaries evaluated and processed within the prescribed timeframe	4 tax subsidy requests of GOCCs/SUCs/ GIs/ Commissaries evaluated and processed	4 tax subsidy requests of GOCCs/SUCs/ GIs/ Commissaries evaluated and processed
4. Number of investment promotion agency (IPA) - endorsed tax incentives applications of registered business enterprises (RBEs) to the FIRB that were evaluated and processed within the prescribed timeframe	12	6

I. PRIVATIZATION AND MANAGEMENT OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Effective management and disposition of transferred assets and other government properties

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Effective management and disposition of transferred assets and other government properties

PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM

Outcome Indicators
1. Remittance to the Bureau of the Treasury	₱	651,782,678	₱	674,550,211

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2. Privatization proceeds collected	₱	724,202,976	₱	749,500,234
3. Average value of privatized assets sold over appraised value		0%		0%

Output Indicators
1. Number of assets/entities currently being managed		133		133

2. Number & value of assets/properties being prepared for disposition for the year (a. include custodianship and pre-selling activities, eg. inventory, appraisal, etc.; b. the privatization plan should be submitted to the Privatization Council and approval should be implemented, such as the conduct of public bidding)

	₱	10 762,292,450	₱	7 701,025,720
3. Percentage of privatization plan adopted by the Privatization Council		50%		50%

DECEMBER 30, 2024	OFFICIAL GAZETTE	211
DEPARTMENT OF FOREIGN AFFAIRS

XII. DEPARTMENT OF FOREIGN AFFAIRS

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Foreign relations strengthened to promote national development and international cooperation

Overseas Filipinos protected and engaged, and consular services improved

PERFORMANCE	INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Foreign relations strengthened to promote national development and international cooperation

DIPLOMACY PROGRAM
Outcome Indicators
1. National Security: Percentage of activities / reports	95%	97%
2. Economic Diplomacy: Percentage of activities / reports that led to expressions of support, commitment, or interest arising from DFA engagements	95%	97%
3. Public Diplomacy: Percentage of media engagement activities that communicated Philippine positions or responses to situations and developments involving the Philippines or its interest (new)	94%	94%
4. Cultural Diplomacy: Percentage of cultural diplomacy activities, programs and projects that will further the three pillars of foreign policy (new)	85%	85%
Output Indicators
1. National Security
Number of activities organized, initiated or attended by the DFA annually	50,527	60,000
Number of reports submitted by the Department in connection with diplomatic activities	26,718	33,000
2. Economic Diplomacy
Number of activities organized, initiated or attended by the DFA annually	20,602	32,000
Number of reports submitted by the Department in connection with diplomatic activities	11,464	14,000
3. Public Diplomacy: Number of media engagement activities organized, press and photo releases, articles, and public advisories issued, processed and/or published (new)	100,000	100,000
4. Cultural Diplomacy: Number of cultural diplomacy activities, programs and projects initiated, implemented, and attended (new)	1,200	1,200

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Overseas Filipinos protected and engaged, and consular services improved

CONSULAR / ATN PROGRAM
Outcome Indicators
1. Percentage of passports issued within the prescribed period	95%	98%
2. Percentage of other consular documents issued within the prescribed period (new)	80%	80%
3. Percentage of cases involving Overseas Filipinos acted upon within the prescribed period (new)	80%	80%
Output Indicators
1. Percentage of the number of passports issued within the prescribed period (new)	95%	95%
2. Percentage of consular documents issued/processed within the prescribed period (new)	80%	80%
3. Percentage of Overseas Filipinos assisted during the year (new)	80%	80%

B. FOREIGN SERVICE INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Competency of DFA personnel enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Competency of DFA personnel enhanced

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM
Outcome Indicators
1. Percentage of training programs conducted within the prescribed period	95%	95%
2. Percentage of training programs rated useful by the personnel trained	95%	97%
3. Percentage of policy inputs adopted by the DFA	90%	95%
Output Indicators
1. Number of training programs conducted / implemented	72	85
2. Number of personnel trained	1,634	4,785
3. Number of research / policy papers completed and accepted by the requesting entity	70	90

DECEMBER 30, 2024	OFFICIAL GAZETTE	213
DEPARTMENT OF FOREIGN AFFAIRS

C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM
Outcome Indicator
1. Percentage of participants who rated the training course as good or better	90%	90%
Output Indicators
1. Number of training programs provided for other countries	7	7
2. Percentage of foreign technical and cooperation program implemented on time and rated useful	90%	90%

D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Philippine linkage in UNESCO’s programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Philippine linkage in UNESCO’s programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM

Outcome Indicator
1. Percentage of projects / activities and conferences coordinated, implemented and organized rated good or better	100%	100%

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Output Indicator
1. Number of projects / activities and conferences coordinated, implemented and organized	45	60

E. PRESIDENTIAL COMMISSION ON VISITING FORCES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Policies on all Status of Forces Agreements (SOFAs) that serve the national interest ensured and sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Policies on all Status of Forces Agreements (SOFAs) that serve the national interest ensured and sustained

PRESIDENTIAL OVERSIGHT PROGRAM
Outcome Indicator
1. Percentage of agencies complying with presidential directives	100%	100%
Output Indicators
1. Percentage of action documents and instruments submitted to the Executive Secretary for approval	100%	100%
2. Percentage of policy papers / instruments and issuances submitted to the President within the prescribed time frame	100%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	215
DEPARTMENT OF HEALTH

XIII. DEPARTMENT OF HEALTH

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Nutrition and health for all improved

2.	Accelerated demographic transition

3.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

1.	Access to promotive and preventive health care services improved

2.	Access to curative and rehabilitative health care services improved

3.	Access to safe and quality health commodities, devices, and facilites ensured

4.	Access to social health protection assured

5.	Strengthened health systems and primary care services

6.	Improved operations of DOH health facilities

7.	Ensured safe and quality health commodities, devices, and facilities

8.	Assured social health protection

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Strengthened health systems and primary care services

HEALTH POLICY AND SYSTEMS STRENGTHENING PROGRAM

Outcome Indicators
1. Percentage of Universal Health Care Integration Sites (UHC IS) that achieved the target number of Key Result Areas (KRAs) in Local Health Systems Maturity Level (LHS ML)	100% (58 UHC IS achieved at least 70% of the Level 3 LHS ML KRAs)	100% (58 UHC IS achieved at least 90% of the Level 3 LHS ML KRAs)
2. Percentage of partners with fulfilled technical assistance agenda on local health systems development	100%	100%
3. Percentage of healthy settings recognized	N/A	100%
4. Percentage of outbreaks and health events of public health concerns requiring investigations are examined by the Regional Epidemiology Surveillance Units (RESUs) and/or the Epidemiology Bureau	90%	90%
5. Percentage of local government units with zero outbreak post disaster	N/A	100%
6. Percentage of partners with fulfilled technical assistance agenda on public health	100%	100%

Output Indicators
1. Percentage of Priority Human Resources for Health (HRH) deployed in primary care facilities provided with appropriate Learning and Development Interventions	N/A	100%
2. Percentage of policies, plans, and research outputs issued and disseminated	N/A	100%
3. Percentage of epidemiology and surveillance and public health statistical reports generated and disseminated	N/A	90%

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LOCAL HEALTH SYSTEM SUPPORT PROGRAM

Outcome Indicators
1. Percentage of fully-immunized children	68%	95%
2. Treatment success rate for Drug-susceptible Tuberculosis	85%	85%
3. Percentage of 30-65 years old women screened for cervical cancer	N/A	80%
4. Percentage of decrease in HRH gap in the identified priority areas based on HRH standards in primary care facilities	Equal or more than 50%	MD : 20 RN : 70 RM : 30	% % %

Output Indicators
1. Percentage of centrally-procured health commodities distributed to the Centers for Health Development on time	90%	90%
2. Percentage of functional Bagong Urgent Care and Ambulatory Service (BUCAS) centers	N/A	100%
3. Percentage of Health Facilities Enhancement Program (HFEP) projects implemented by DOH completed within the contract timeline	70%	70%
4. Percentage of HFEP projects implemented by DPWH completed within the contract timeline	70%	70%
5. Percentage of identified priority areas supplemented with HRH through the National Health Workforce Support System	100%	100%

Improved operations of DOH health facilities

HEALTH FACILITIES OPERATION PROGRAM

Outcome Indicators
1. Healthcare-associated infection rate	<1%	<1%
2. Client experience survey score	N/A	86%
3. Drug abuse treatment completion rate	85%	85%

Output Indicators
1. Percentage of functional designated specialty centers	N/A	100%
2. Percentage of hospitals that achieved the target public health unit functionality	N/A	100%
3. Percentage of National External Quality Assurance Scheme provided to health facilities by the National Reference Laboratories	90%	90%
4. Percentage of blood units collected by Blood Service Facilities	N/A	100%
5. Percentage of in-patients, out-patients, and aftercare drug abuse cases managed	100%	100%

Ensured safe and quality health commodities, devices, and facilities

HEALTH REGULATORY PROGRAM

Outcome Indicators
1. Percentage of licensed health facilities and services compliant to regulatory policies	N/A	100%
2. Percentage of health establishments and health products compliant to regulatory policies	80%	85%
3. Percentage of Public Health Emergencies of International Concern and/or Public Health Risks rapidly responded at Point of Entry	100%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	217
DEPARTMENT OF HEALTH

Output Indicators
1. Percentage of applications for permits, licenses, or accreditation processed within the Citizen’s Charter Timeline	92% (DOH-OSEC) 85% (FDA) 90% (BOQ)	92% (DOH-OSEC) 85% (FDA) 90% (BOQ)
2. Percentage of licensed health facilities and services monitored and evaluated for continuous compliance to regulatory policies	98%	98%
3. Percentage of health establishments and health products monitored and evaluated for continuous compliance to regulatory policies	65%	65%
4. Percentage of border control and port health surveillance reports generated and disseminated	100%	100%

Assured social health protection

SOCIAL HEALTH PROTECTION PROGRAM

Outcome Indicators
1. Percentage of excess net bill incurred by indigent and financially-incapacitated patients covered by Medical Assistance to Indigent and Financially-Incapacitated Patients Program	100%	100%
2. Percentage of patients provided with medical assistance	N/A	100%

B. NATIONAL NUTRITION COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Proportion of households attaining 100% recommended energy intake

2.	Percentage of moderately and severe food insecure households

3.	Prevalence of stunting among children under five years of age

4.	Prevalence of wasting among children under five years of age

5.	Prevalence of overweight among children under five years of age

6.	Prevalence of anemia among women of reproductive age (15-49 years old)

ORGANIZATIONAL OUTCOME

Improved access to quality nutrition and nutrition-sensitive services

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Improved access to quality nutrition and nutrition-sensitive services

NATIONAL NUTRITION MANAGEMENT PROGRAM

Outcome Indicators
1. Percent of Local Government Units (LGUs) evaluated attaining the minimum score of 85% for Seal of Quality Nutrition Program	33%	20%
2. Percentage of target audience with recall of key nutrition messages	61%	61%

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Output Indicators
1. Percentage of target policies in the national policy agenda for nutrition issued	90%	90%
2. Percentage of target multi-sectoral plans approved or implemented	90%	90%
3. Percentage of targeted NNC-related data requirements indicated in the Philippine Plan of Action for Nutrition results framework with available data	100%	100%
4. Percentage of targeted promotional materials on nutrition developed or disseminated	99%	99%
5. Percentage of targeted stakeholders assisted	90%	90%

C. PHILIPPINE NATIONAL AIDS COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Improved quality of life for People Living with HIV (PLHIV) and decrease in the number of new HIV cases through policy development

ORGANIZATIONAL OUTCOME

1.	Improved access to HIV and AIDS preventive, curative, rehabilitative, and restorative health care services

2.	Full implementation of the AMTP through policies, guidelines, and standards development

3.	Increased awareness on HIV and AIDS including reduction of stigma and discrimination

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Full implementation of the AMTP through policies, guidelines, and standards development

POLICY AND STANDARDS DEVELOPMENT PROGRAM

Outcome Indicator
1. Percentage of Council Members implementing the newly developed policies and standards related to HIV and AIDS	N/A	100%

Output Indicator
1. Percentage of developed policies and standards related to HIV and AIDS within the prescribed timeline	N/A	100%

Increased awareness on HIV and AIDS including reduction of stigma and discrimination

INFORMATION, EDUCATION AND COMMUNICATION PROGRAM

Outcome Indicator
1. Percentage of participants who rated the advocacy activities conducted as satisfactory or better	N/A	90%

Output Indicator
1. Number of advocacy activities (e.g. World AIDS Day, International AIDS Candlelight Memorial, PNAC Links) conducted as planned	N/A	8

DECEMBER 30, 2024	OFFICIAL GAZETTE	219
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

XIV. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Adequate and affordable housing provided and communities orderly developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Adequate and affordable housing provided and communities orderly developed

HUMAN SETTLEMENTS AND URBAN DEVELOPMENT COORDINATION PROGRAM
Outcome Indicators
1. Percentage increase of slum communities and urban centers redeveloped and/or transformed	2%	2%
2. Percentage of families provided security of tenure in available public housing	17.98%	17.98%
3. Percentage of socialized and low-cost housing produced vis-à-vis housing needs	5.90% 80,904:1,371,118 (socialized) 7.29% 100,000:1,371,118 (4PH socialized) 5.25% 72,000:1,371,118 (low-cost)	5.90% 80,904:1,371,118 (socialized) 7.29% 100,000:1,371,118 (4PH socialized) 5.25% 72,000:1,371,118 (low-cost)
4. Percentage of cities and municipalities with capacity to develop public housing and human settlements	82.5%	82.5%

Output Indicators
1. Number of strategies developed and adopted to address housing needs	6	6
2. Number of policies and programs developed/updated and disseminated	8	8
3. Number of families provided security of tenure (Presidential Proclamations)	858	858
4. Percentage of request for technical assistance to LGUs acted upon	98%	98%

HOMEOWNERS ASSOCIATION AND COMMUNITY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of HOAs and communities organized and empowered	90%	90%
2. Percentage of stakeholders who rated DHSUD’s regulatory services for HOAs as satisfactory or better	92%	92%

Output Indicators
1. Percentage of HOA applications acted upon within the prescribed period	98%	98%

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2. Number of policies and programs developed/updated and disseminated	4	4
3. Number of plans, frameworks and strategies developed for HOAs and for community development	4	4
4. Percentage of HOAs regulated and supervised	92%	92%
5. Percentage of requests of HOAs, housing cooperatives and civil society organizations for technical assistance acted upon	91%	91%

ENVIRONMENTAL, LAND USE AND URBAN PLANNING AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of LGUs with approved plans for sustainable and resilient human settlements	46%	46%

Output Indicators
1. Number of Comprehensive Land Use Plans (CLUPs), Provincial Physical Framework Plans (PPFP), and Zoning Ordinances reviewed for compliance to land use and urban planning guidelines	100	100
2. Number of policies and programs developed/updated and disseminated	8	8
3. Number of plans, frameworks, and strategies formulated for human settlements and urban development	5	5

HOUSING AND REAL ESTATE DEVELOPMENT REGULATION PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated DHSUD’s regulatory process as satisfactory or better	92%	92%
2. Percentage of housing and real estate development projects monitored and ensured compliance	88%	88%

Output Indicators
1. Percentage of license to sell applications acted upon within the prescribed period	94%	94%
2. Number of policies and programs developed/updated and disseminated	4	4
3. Number of plans, frameworks, and strategies formulated for housing and real estate development regulation	4	4

B. HUMAN SETTLEMENTS ADJUDICATION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Due process in resolving human settlement disputes ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	221
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Due process in resolving human settlement disputes ensured

HUMAN SETTLEMENTS ADJUDICATION PROGRAM
Outcome Indicators
1. Percentage of decisions elevated to Court of Appeals that are affirmative	N/A	N/A
2. Percentage of stakeholders who rated the adjudication processes as satisfactory or better	71%	70%
3. Percentage of appealed cases resolved by the Commission within the prescribed period of 120 days from the date the appeal is deemed submitted for decision	N/A	90%

Output Indicators
1. Percentage of decisions rendered out of the total number of cases	52%	60%
2. Percentage of decisions rendered on real estate management within ninety (90) calendar days out of the total number of cases deemed submitted for decision	59%	60%
3. Percentage of decisions rendered on HOA disputes within ninety (90) calendar days out of the total number of cases deemed submitted for decision	57%	60%

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XV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2.	Economic opportunities in industry and services expanded

3.	Technology adopted, promoted and accelerated

4.	Innovation stimulated

5.	Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology

ICT GOVERNANCE PROGRAM
Outcome Indicators
1. Improved ranking in the Global e-Government Development Index (EGDI)	Philippines ranked 71st out of 193 countries in 2016	N/A

2. Improved ranking in the Global Cybersecurity Index (GCI)	Philippines ranked 37th out of 165 countries in 2017	N/A
Output Indicators
1. Number of national ICT plans developed and/or implemented	3	1 ICT plan implemented (NCSP 2023-2028)
2. Number of policies and standards developed and/or implemented	6 policies and 41 standards; 88 agencies’ ISSPs endorsed	7 policies developed; 100 agencies’ ISSP endorsed
3. Number of recommendations and position papers in ICT-related legislative bills and executive issuances	10 recommendations/position papers	30 position papers

ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM

INNOVATION AND DEVELOPMENT SUB-PROGRAM
Outcome Indicator
1. Increased number of places with broadband access to government services and connectivity	24 Municipalities; 24 Cities	No increase

DECEMBER 30, 2024	OFFICIAL GAZETTE	223
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Output Indicators
1. Number of developed ICT-enabled tools, applications and systems for public use	5 systems/modules developed	14
2. Number of active access points (APs)	4,385 APs	18,174 active APs
3. Number of covered locations	2,372 public places 293 SUCs	9,161 public places and 77 SUCs
4. Number of interconnected government agencies	170 NGAs/LGUs	1,425 government offices interconnected
5. Number of localities with connectivity	24 Municipalities; 24 Cities	2,168 localities (cities and municipalities	)

IMPLEMENTATION MANAGEMENT AND OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Increased provision of technical assistance to government agencies	301 technical services	15% increase

Output Indicators
1. Number of technical services provided	5 ICT Facilities/Services providing technical services	15 ICT facilities providing technical services
2. Number of government agencies who availed the technical services	600 NGAs/LGUs	2,753 NGAs/LGUs
3. Number of operationalized and enhanced infrastructures	Existing infrastructures for enhancement/ rehabilitation: 187 Buildings; 185 Towers; 40 Access Roads	17 (1 Data Center, 1 National Fiber Backbone, 15 GECS MOVE sets	)

ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM
Outcome Indicators
1. Increase in number of jobs generated in the Next Wave Cities	298,000	N/A
2. Increase in number of jobs generated in ICT Sector and IT-BPM industry	1.15 Million jobs generated	N/A
3. Increase in income generated from ICT Sector and IT-BPM industry	22.9 Billion USD income	N/A
4. Increase in number of cities included in the Tholons Top 100 Super Cities	6 cities	N/A

Output Indicators
1. Number of capability development activities conducted	137	772
2. Number of ICT users trained	2,110	48,000
3. Number of ICT-enabled centers established in the communities	850 ICT-enabled centers	No new DTCs established

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B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nation’s digital transformation secured, or risk mitigated through effective cybercrime prevention and suppression

ORGANIZATIONAL OUTCOME

Cybercrime prevention, investigation and coordination strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Cybercrime prevention, investigation and coordination strengthened

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the cybercrime plans and policies as satisfactory or better	50% of Stakeholders	80% of Stakeholders
2. Increased promotional strategy for Cybercrime Prevention	One (1) interactive website/online platform (public assistance and monitoring) 120,000 number of audience reached by public awareness	Updating of two (2) interactive websites/ online platforms (public assistance and monitoring) 1,000,000 number of audience reached by public awareness Updating of one (1) interactive learning management system
Output Indicators
1. Number of cybercrime cases handled, monitored, and assisted	90	3,500
2. Number of cybercrime plans and policies developed	3	3
3. Percentage of cybercrime cases handled, monitored, and assisted submitted to authorized agency/ies for appropriate action	50%	50%

C. NATIONAL PRIVACY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection achieved

ORGANIZATIONAL OUTCOME

Privacy and data security in information and communication systems supported and enhanced

DECEMBER 30, 2024	OFFICIAL GAZETTE	225
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Privacy and data security in information and communication systems supported and enhanced

REGULATORY AND ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the privacy plans and policies as satisfactory or better	75%	85%
2. Number of private sectors and government agencies checked for DPA compliance	400	600

Output Indicators
1. Number of Public Information/Education Projects implemented	12	20
2. Percentage of requests for technical assistance responded to within the prescribed time frame	80%	85%
3. Percentage of complaints and investigations resolved	70%	80%
4. Number of international membership or cooperation entered	3	10

D. NATIONAL TELECOMMUNICATIONS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adopted, promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Healthy competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Healthy competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction

RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage increase with access to reliable telecommunication service providers at just and reasonable rates	5,700 Issued New Radio Station License	40.35% (8,000) Issued New Radio Station License

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2. Increased broadband speed at just and reasonable rates	13.0 Mbps	20.0 Mbps
3. Percentage of consumer satisfaction in broadcast and telecommunications services	92%	80% and above

Output Indicators
1. Percentage of authorization cases acted upon within the prescribed time	100%	100%
2. Percentage of complaints received against frequency channel assignments made acted upon within the prescribed time	100%	100%
3. Percentage of licenses, permits, registrations and certificates issued within the prescribed time	100%	100%
4. Percentage of consumer complaints acted upon within the prescribed time	100%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	227
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

XVI. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Practice Good Governance and Improve Bureaucratic Efficiency; Promote Human Capital and Social Development; Ensure Peace, Security and Public Safety and Enhance Administration of Justice; and Accelerate Climate Action and Strengthen Disaster Resilience

ORGANIZATIONAL OUTCOME

Local Governance Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Local Governance Improved

LOCAL GOVERNMENT EMPOWERMENT PROGRAM
Outcome Indicator
1. Percentage of assisted LGUs that are implementing relevant policies, plans, programs/projects and/or systems on various governance areas	1,591 PCMs (excluding BARMM)	70% of 1,591 PCMs (excluding BARMM)
Output Indicator
1. Number of LGUs provided with pertinent capacity-building/ technical assistance services on various governance areas	1,591 PCMs (excluding BARMM)	1,591 PCMs (excluding BARMM)

LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM
Outcome Indicators
1. Percentage of LGUs that consistently receive awards/incentives for good local governance	total 2024 SGLG passers	at least 25% of 2024 SGLG passers consistently passed in 2025
2. Percentage of LGUs that passed the criteria for good governance	total 2024 SGLG passers	at least 2% increase from previous year

Output Indicators
1. Number of LGUs provided with recognition/incentives in accordance to set timelines	All SGLG/SGLGIF passers	All SGLG/SGLGIF passers
2. Number of LGUs assessed on good local governance	1,715 PCMs	1,715 PCMs

B. BUREAU OF FIRE PROTECTION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Protection of communities from destructive fires and other emergencies improved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Protection of communities from destructive fires and other emergencies improved

FIRE PREVENTION MANAGEMENT PROGRAM
Outcome Indicators
1. Reduction in the number of fire incidents per 10,000 population	1 in every 10,000 population	1 (11,400 fire incidents)
2. Reduction in the number of fire-related deaths per 200,000 population	1 in every 200,000 population	1 (570 fire-related deaths)
3. Reduction in the number of fire-related injuries per 100,000 population	1 in every 100,000 population	1 (1,140 fire-related injuries)

Output Indicators
1. Percentage of registered business establishments inspected against the total number of registered business establishments nationwide	total no. of registered business establishments nationwide	100%
2. Percentage of Fire Safety Inspection Certificate (FSIC) rated buildings and structures that has not been the cause of fire incident (origin of fire) against the total number of FSIC-rated buildings and establishments nationwide	total no. of FSIC rated buildings and structures	99.85%
3. Percentage of buildings and establishments inspected within the prescribed time frame i.e., 3 1/2 days from the receipt of Inspection Order (IO) of the Fire Safety Inspector (FSI) against the total number of buildings/establishments inspected nationwide	total no. of buildings/establishments inspected nationwide	90%

FIRE AND EMERGENCY MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of fire calls/emergency calls responded against the total number of fire calls received	total no. of fire/emergency calls received	100%
2. Percentage of fire incidents responded with estimated property damage not exceeding ₱300,000.00 out of the total number of fire incidents responded nationwide	total no. fire incidents responded	90%
3. Percentage of fire calls and related emergencies responded within seven (7) minutes (from receipt of fire call until arrival on the fire scene) against the total fire and emergency calls responded	total fire and emergency calls responded	90%

Output Indicators
1. Percentage of resolved cases with cause and origin determined within the prescribed time	90%	90%
2. Percentage of suspected arson cases filed in court against total number of intentional fire incidents investigated	75%	75%
3. Percentage of households in disaster/calamity-affected barangays rendered with assistance	40%	40%

C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Safe and Humane Management of all district, city, and municipal jails enhanced

DECEMBER 30, 2024	OFFICIAL GAZETTE	229
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Safe and Humane Management of all district, city, and municipal jails enhanced

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage reduction in the number of escape incidents	6% (9 escape incidents)	6% (8 escape incidents)
2. Percentage reduction in the number of jail disturbances	10% (17 jail disturbances)	10% (15 jail disturbances)

Output Indicators
1. Improved safekeeping efficiency	99.98% of actual number of PDL	99.98% of actual number of PDL
2. Percentage of inmates released within 24 hours of their release date	100% of actual number of PDL to be released	100% of actual number of PDL to be released
3. Percentage of inmates provided with welfare and development services	80% of actual number of PDL	80% of actual number of PDL

D. LOCAL GOVERNMENT ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sustainable Development-Oriented Local Government

ORGANIZATIONAL OUTCOME

Local governance capacity of LGU and DILG LG sector personnel improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Local governance capacity of LGU and DILG LG sector personnel improved

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of trainees that achieve the learning outcomes of the training they attended (by profile/position, gender, geographical, outcome sector)	80%	80%
2. Percentage of LGUs provided training which achieve learning outcome	80%	80%

Output Indicators
1. Number of officials/personnel trained (by profile/position, gender, geographical, outcome sector):
a) LGUs	18,512	144,003
b) DILG	2,146	2,630
2. Percentage of training activities commenced according to initial schedule	85%	85%
3. Percentage of training course attendees that rate the training as satisfactory or better:
a) LGUs	94%	94%
b) DILG	96%	96%

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E. NATIONAL COMMISSION ON MUSLIM FILIPINOS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Muslim culture, traditions, and cultural centers preserved, developed and strengthened

Access and enjoyment of social services and economic opportunities for Muslim Filipinos improved and regularized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Muslim culture, traditions, and cultural centers preserved, developed and strengthened

SOCIO-CULTURAL PROGRAM
Outcome Indicators
1. Percentage increase in Muslim communities access to the cultural programs of the Commission	1,136	10%
2. Percentage of stakeholders that rated the quality of the socio-cultural programs of the Commission as satisfactory or better	90%	90%

Output Indicators
1. Number of participants and beneficiaries of the projects and activities under the Socio-Cultural Program and percentage increase	7,378	8,946
2. Number of activities/projects conducted under the Socio-Cultural Program	30	40
3. Percentage of Muslim Filipino beneficiaries who rated the socio-cultural programs as satisfactory or better	90%	90%

Access and enjoyment of social services and economic opportunities for Muslim Filipinos improved and regularized

SOCIO-ECONOMIC PROGRAM
Outcome Indicators
1. Increased number of workers or employment generated in Halal industries		5% increase in Muslims employed in halal producing companies
2. Percentage increase in Muslim Filipinos assisted with enhanced economic opportunities	47	10% or 61
3. Percentage increase in Muslim communities access to the economic and social services programs of the Commission	20	10% or 25

Output Indicators
1. Number of participants and beneficiaries of the projects and activities under the Socio-Economic Program and percentage increase	47	250
2. Number of inter-agency and stakeholders activities on Halal conducted	31	35
3. Percentage of Muslim Filipino beneficiaries who rated the socio-economic programs as satisfactory or better	90%	90%

DECEMBER 30, 2024	OFFICIAL GAZETTE	231
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

SOCIAL PROTECTION PROGRAM
Outcome Indicators
1. Quality of legal assistance, relief operations and settlement service, peace initiatives and conflict resolution assistance/services, and support to education and advocacy for Muslim Communities rated satisfactory or better	90%	90%
2. Percentage increase of stakeholders with enhanced access to the abovementioned services and programs	30,252	5%

Output Indicators
1. Number of peace advocacies/campaigns, legal assistance, relief operations and settlement service, and support to education and advocacy for Muslim	2	40
2. Number of Muslims availing of the abovementioned social services	30,252	60,000
3. Percentage of request from Muslim Filipinos who were given assistance	90%	90%

F. NATIONAL POLICE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Police Professionalized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Police Professionalized

POLICE ADMINISTRATION PROGRAM

POLICE SUPERVISION SUB-PROGRAM
Outcome Indicators
1. Percentage of PNP Offices/Units complying with NAPOLCOM issued policies	50%	100%
2. Percentage of stakeholders who rated NAPOLCOM plans and policy advisories as satisfactory or better	70%	100%

Output Indicators
1. Number of plans and policies issued and updated	75	100
2. Percentage of examination applications processed within the prescribed timeframe	100%	100%
3. Number of inspection and audit reports submitted	2 National Inspection and Audit Reports	2 National Inspection and Audit Reports

POLICE DISCIPLINARY SUB-PROGRAM
Outcome Indicator
1. Percentage of police officers within administrative cases	3%	3%

Output Indicators
1. Percentage of complaints investigated	40%	100%

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2. Percentage of decision on summary dismissal cases of police officers drafted	15%	100%
3. Percentage of decisions on PNP administrative cases drafted by the National Appellate Board and Regional Appellate Board from receipt of complete records	60%	100%

POLICE WELFARE AND BENEFITS ADMINISTRATION SUB-PROGRAM
Outcome Indicator
1. Percentage of client satisfaction on the timeliness of payment of benefit claims	90%	100%

Output Indicators
1. Percentage of benefit claims adjudicated within sixty (60) days from receipt of complete documents	30%	100%
2. Percentage of valid claims paid within five (5) working days from receipt of SARO/NCA from DBM	100%	100%

CRIME PREVENTION AND COORDINATION PROGRAM
Outcome Indicator
1. Percentage of population that say they feel safe in their communities	50%	100%

Output Indicators
1. Number of crime prevention policies issued and programs developed	1	1
2. Number of criminological researches and studies undertaken	2	2
3. Percentage of stakeholders who rated the crime prevention information as satisfactory or better	50%	100%

G. NATIONAL YOUTH COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Increased contribution of, and benefit for the youth in the attainment of Millennium Development Goals

2.	Improved enabling conditions for youth participation in governance, society and development

3.	Improved social protection through enabling policies and programs

ORGANIZATIONAL OUTCOME

Coordination of government actions for the development of the youth improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Coordination of government actions for the development of the youth improved

YOUTH DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in LGUs with Local Youth Development Plan	0%	30% (Provinces, HUCs and ICCs); 50% (CCs and Municipalities)
2. Percentage of accomplishment of agencies’ commitment to the Philippine Youth Development Plan	40%	10% (1 key program)

DECEMBER 30, 2024	OFFICIAL GAZETTE	233
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Output Indicators
1. Number of youth policy advisories and advocacies accomplished	15	20
2. Number of youth and youth-serving organizations provided with technical assistance	42,036 SK Officials 120 youth-serving organizations	42,001 SK Officials; 1,716 SK Pederasyon Presidents/ VPs/Officials 1,716 LYDOs 1,716 LYDCs
3. Number of youth organizations mobilized for various advocacies	1,000	4,000

H. PHILIPPINE COMMISSION ON WOMEN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Gender-responsiveness of government policies, plans and programs improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Gender-responsiveness of government policies, plans and programs improved

WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM
Outcome Indicator
1. Percentage of NGAs with improved level of gender responsiveness	50% of target NGAs	50% of target (N=36)

Output Indicators
1. Percentage of stakeholders who rated the policy as good or better	70%	70% stakeholders rated the policies as good or better
2. Percentage of requests for technical support responded to within 15 working days	100%	100% all requests were responded within the prescribed period
3. Percentage of GAD Plans and Budget (GPB) and Annual Report (AR) submissions of NGAs reviewed within 30 working days	30%	50% of the submitted GPBs and GAD ARs were reviewed within the prescribed period

I. PHILIPPINE NATIONAL POLICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Community safety improved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Community safety improved

CRIME PREVENTION AND SUPPRESSION PROGRAM
Outcome Indicators
1. National Safety Index	69.3% feeling safety	The proposed target is 57% feeling safety rating from NAPOLCOM Survey and Other Alternative Proposent such as SWS, PSA Research Study, and if there’s any other Agency Study or Open Sources as applicable.
2. Percentage reduction in Average Monthly Index Crime Rate (AMICR)	7.33% or 5.0% reduction from 2023 baseline target of 7.72%	6.96% or 5.0% reduction from 2024 baseline target of 7.33%

Output Indicators
1. Number of foot and mobile patrol operations conducted	17,614,220 or 5% increase 16,775,448 baseline target	18,494,931 or 5% increase from the 2024 baseline target of 17,614,220
2. Percentage of calls responded within 15 minutes (in urban areas)	99% of total calls for police assistance responded	99% of total calls for police assistance responded

CRIME INVESTIGATION PROGRAM
Outcome Indicator
1. Crime Solution Efficiency	72.07% (69.97% +3% increase)	74.23% (3% increase from the 2024 baseline target of 72.07%)

Output Indicators
1. Crime Clearance Efficiency	72.25% or 3% increase from the 75% baseline target	79.57% (3% increase from 2024 baseline target of 77.25%)
2. Percentage of Arrested Wanted Persons	10% arrest	10% arrest

POLICE EDUCATION PROGRAM
Outcome Indicators
1. Stakeholders’ Satisfaction Index	PNPA - Very Satisfied NPTI - 80%	PNPA - Very Satisfied NPTI - 89%
2. Percentage of professional and highly trained PCOs and PNCOs of the PNP	PNPA - 15% of DBM approved authorized qouta for the year; NPTI - 100%	PNPA - 15%

DBM approved authorized qouta for the
year;

NPTI - 95%

(The reduction on the target from 100%
to 95% is due to the deployment of
PNCO to the National Election 2025 that
will cause delay to the completion of
Mandatory Courses.)

Output Indicators
1. Number of assessment and training needs conducted	PNPA - 1; NPTI - 2	PNPA - 1; NPTI - 2
2. Percentage of Cadets who completed the Academic Year	80% of DBM approved authorized qouta for the year	80% of DBM approved authorized qouta for the year
3. Percentage of Mandatory Trainings conducted	98%	95% (The reduction on the target from 98% to 95% is due to the deployment of PNCO to the National Election 2025 that will cause delay to the completion of Mandatory Courses.)

DECEMBER 30, 2024	OFFICIAL GAZETTE	235
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

J. PHILIPPINE PUBLIC SAFETY COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Professionalized Public Safety Officers

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Professionalized Public Safety Officers

PUBLIC SAFETY EDUCATION PROGRAM
Outcome Indicators
1. Percentage of total uniformed personnel completing the training programs of the PPSC for:
a) Baccalaureate (BSFE and BSPCA)	N/A	80% of 200
b) Masteral Degree Program (PMSA and MCDRM)	80% of 175	80% of 175
c) Doctor in Public Safety and Security Governance (SPSSG)	80% of 35	80% of 35
d) Mandatory Courses	80% of 9,600	80% of 10,950

Output Indicators
1. Number of Public Safety Personnel trained:
a) Baccalaureate	80% of 200	80% of 200
b) Masteral Degree Program	175	175
c) Doctor in Public Safety and Security Governance	N/A	35
d) Mandatory Courses	9,600	10,950
2. Percentage of training completed within specified time	100%	100%
3. Percentage of students/trainees who rate training courses as satisfactory or better	94%	94%
4. Number of researches completed	200	250

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GENERAL APPROPRIATIONS ACT, FY 2025

XVII. DEPARTMENT OF JUSTICE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Justice effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Justice effectively and efficiently administered

LAW ENFORCEMENT PROGRAM

PROSECUTION SUB-PROGRAM
Outcome Indicator
1. Percentage of successful prosecution (convictions vis-a-vis acquittal)	90%	90%

Output Indicators
1. Percentage of criminal complaints resolved during the period	92.29%	92.29%
2. Percentage of cases pending within 120 days	76.80%	76.91%

WITNESS PROTECTION SUB-PROGRAM

Outcome Indicator
1. Percentage of successful prosecution in cases with witnesses covered by the program	84.80%	95.65%

Output Indicators
1. Percentage of applications for witness coverage acted upon during the period	100%	100%
2. Percentage of witnesses with no untoward incident/s	100%	100%

SPECIAL ENFORCEMENT AND PROTECTION SUB-PROGRAM

Outcome Indicator
1. Percentage of successful prosecutions	86.05%	86.05%

Output Indicators
1. Number of law enforcers and service providers trained	8,968	8,968
2. Percentage of investigations completed	93.90%	93.90%

DECEMBER 30, 2024	OFFICIAL GAZETTE	237
DEPARTMENT OF JUSTICE

CORRECTIONS PROGRAM

Outcome Indicator
1. Percentage of parolees and pardonees not recommitted into prison due to reoffending or other infractions	98.65%	99.49%

Output Indicators
1. Percentage of inmate records, applications, petitions and other communications relative to parole and executive clemency acted upon during the period	98%	99.22%
2. Percentage of parole/executive clemency resolutions issued within the prescribed period/s days after Board decision	100%	100%
3. Percentage of victim compensation claims acted upon during the period	96%	100%

LEGAL SERVICES PROGRAM

Outcome Indicator
1. Percentage of requests for legal services acted upon within the prescribed period/s	94%	94%

Output Indicator
1. Percentage of requests for legal services acted upon during the period	94%	94%

B. BUREAU OF CORRECTIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

National prisoners effectively and efficiently kept safe and rehabilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
National prisoners effectively and efficiently kept safe and rehabilitated

PRISONERS REHABILITATION PROGRAM

Outcome Indicator
1. Rate of full compliance to prison rules committed by inmate participating in rehabilitation programs	99.57%	99.75%

Output Indicators
1. Inmate participation rate in rehabilitation programs	97%	98.13%
2. Number of qualified inmate carpetas forwarded to BPP	3,500	3,852

238	OFFICIAL GAZETTE	VOL. 120, NO. 53
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PRISONERS CUSTODY AND SAFEKEEPING PROGRAM

Outcome Indicators
1. Percentage of all inmates effectively secured in custody	100%	100%
2. Congestion rate in national prisons	303%	210%

Output Indicators
1. Average daily number of inmates maintained and safekept	52,632	54,988
2. Prison violence incidents as a percentage of average daily inmate population	0.02%	0.009%

C. BUREAU OF IMMIGRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Immigration enforcement and border control effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Immigration enforcement and border control effectively and efficiently administered

BORDER CONTROL AND MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of alien arrivals and departure cleared	99.99%	99.99%

Output Indicators
1. Percentage of entry and exits processed upon primary inspection within 45 seconds	99%	99%
2. Percentage of transactions processed not requiring Board action (from filing to implementation) within 6 days	95.51%	95.51%
3. Percentage of intelligence cases disposed (from referral to arrest/dismissal/ referral) within 60 days	95.91%	95.91%

DECEMBER 30, 2024	OFFICIAL GAZETTE	239
DEPARTMENT OF JUSTICE

D. LAND REGISTRATION AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Land registration services effectively delivered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Land registration services effectively delivered

LAND TITLING AND REGISTRATION PROGRAM

Outcome Indicators
1. Percentage of titles issued and deeds annotated without errors	99.85%	99.85%
2. Percentage of clients satisfied with agency services	76.69%	78.34%

Output Indicators
1. Percentage of titles issued 20 days after submission of complete documents	93.62%	93.62%
2. Percentage of deeds annotated 20 days after submission of complete documents	95.64%	95.64%

E. NATIONAL BUREAU OF INVESTIGATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Efficient and effective investigation ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Efficient and effective investigation ensured

CRIME DETECTION AND INVESTIGATION PROGRAM

Outcome Indicators
1. Percentage of cases recommended for prosecution that were upheld (filed in court) by the National Prosecution Service and Ombudsman (within the year)	57%	57%
2. Percentage of clients that rate the service as satisfactory or better	97%	97%

Output Indicators
1. Number of investigations conducted and acted upon	57,000	57,000
2. Percentage of cases investigated with final recommendation within the specified time	87%	87%
3. Number of applications for NBI clearance processed	7,610,000	7,610,000
4. Percentage of clearance applications processed within the prescribed time of ten (10) minutes	98%	98%

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F. OFFICE FOR ALTERNATIVE DISPUTE RESOLUTION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Use of Alternative Dispute Resolution (ADR) effectively promoted and developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Use of Alternative Dispute Resolution (ADR) effectively promoted and developed

ADR ADVOCACY AND DEVELOPMENT PROGRAM

Outcome Indicator
1. Percentage of clients/participants with at least very satisfactory overall rating for the agency’s ADR services and activities	92.50%	95%

Output Indicators
1. Number of ADR practitioners and implementers trained	1,400	1,650
2. Percentage of applications for accreditation and approval of ADR training program acted upon within the prescribed period	100%	100%

G. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Efficient legal services for Government Corporations ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Efficient legal services for Government Corporations ensured
LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM

Outcome Indicators
1. Percentage of clients who rated the legal representation and other legal services of OGCC as satisfactory	100%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	241
DEPARTMENT OF JUSTICE

2. Percentage of cases handled during the year and won	76%	76%

Output Indicators
1. Percentage of pleadings filed within the prescribed period by the court	100%	100%
2. Percentage of cases acted upon within the period prescribed by the courts	100%	100%
3. Percentage of contracts reviewed in the last (3) years that have been disputed	none	none
4. Percentage of contracts reviewed within the prescribed period	82.05%	82.05%
5. Percentage of legal opinions rendered within the prescribed period	80%	80%
6. Percentage of all contract reviews and legal opinions rendered within the prescribed period	80.65%	80.65%

H. OFFICE OF THE SOLICITOR GENERAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Efficient legal services for government and the public ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Efficient legal service for government and the public ensured

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM

Outcome Indicator
1. Percentage of client agencies who rated the OSG pleadings and services as Very Satisfactory or higher	100%	100%

Output Indicators
1. Percentage of cases acted upon within thirty (30) days	99%	99%
2. Percentage of cases acted upon for the year	98%	98%
3. Percentage of SCN petitions acted upon within the period allowed by law	100%	100%

242	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

I. PAROLE AND PROBATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Community-based rehabilitation and re-integration of offenders upgraded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Community-based rehabilitation and re-integration of offenders upgraded

PAROLE AND PROBATION PROGRAM

Outcome Indicators
1. Percent of probation investigation recommendations sustained by the courts	99.27%	99.27%
2. Percent of supervision recommendations sustained by the courts	99.89%	99.98%
3. Percent of clients’ compliance to the terms of their probation and/or parole conditions	99.14%	99.56%

Output Indicators
1. Percent of clients participating in the rehabilitation programs	97.30%	98.66%
2. Percent of investigation reports submitted to Courts / Board of Pardons and Parole within the prescribed period	72.98%	70.63%
3. Number of rehabilitation and intervention services rendered to clients and % increase over previous year	2,860,592 and 1%	2,860,592 and 1%
4. Percent of VPA mobilized to assist in the rehabilitation program of client	98.78%	98.78%

J. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Ill-gotten wealth effectively and efficiently recovered

DECEMBER 30, 2024	OFFICIAL GAZETTE	243
DEPARTMENT OF JUSTICE

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Ill-gotten wealth effectively and efficiently recovered

ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM

Outcome Indicator
1. Percentage of remittance over recovered assets		100%		100%

Output Indicators
1. Amount of remittance to the Bureau of Treasury; income generated from surrendered/sequestered assets including rental and interest income from recovered assets under escrow with the BTr	₱	839,883,000	₱	839,883,000
2. Percentage of cases requested by the Office of the Solicitor General (OSG) that are investigated within the prescribed timeframe		90%		100%

K. PUBLIC ATTORNEY’S OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Accessible, efficient and effective legal service to indigents and other qualified persons assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Accessible, efficient and effective legal service to indigents and other qualified persons assured

PUBLIC LEGAL ASSISTANCE PROGRAM

Outcome Indicators
1. Number of available lawyers’ time spent for each service	24 hrs.	24 hrs.
2. Percentage of cases, including the appealed cases, that were favorably disposed	83.05%	83.05%
3. Public attorney to court ratio	1:1	1:1

Output Indicators
1. Percentage of hearings for which no postponement is sought by the PAO legal representative	100%	100%
2. Alternative Dispute Resolution (ADR) success rate	91.35%	91.35%
3. Percentage of request for non-judicial assistance acted upon within two (2) hours	100%	100%

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XVIII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

1.	Employability of workers and competitiveness of MSMEs enhanced

2.	Protection of workers’ rights and maintenance of industrial peace ensured

3.	Social protection for vulnerable workers strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Employability of workers and competitiveness of MSMEs enhanced

EMPLOYMENT FACILITATION PROGRAM
Outcome Indicators
1. Percentage of Special Program for the Employment of Students (SPES) beneficiaries graduated from Tech Voc or College Courses	28,498 beneficiaries	1% inrease in graduates of SHS, College and Tech-Voc
2. Placement rate of qualified jobseekers	81%	83%
3. Placement rate of youth assisted under JobStart Philippines	73%	60%

Output Indicators
1. Number of youth-beneficiaries assisted	170,875	98,660
2. Number of qualified jobseekers referred for placement	2,330,936	1,999,600
3. Number of individuals reached through Labor Market Information (LMI)	4,184,649	4,600,000

Protection of workers’ rights and maintenance of industrial peace ensured

EMPLOYMENT PRESERVATION AND REGULATION PROGRAM
Outcome Indicators
1. Compliance rate of establishments inspected (LLCS)	79%	90%
2. Settlement rate (SEnA)	77%	75%
3. Enforcement rates of decisions/orders on:
a. certification election and	80%	90%
b. labor standards cases (writs of execution issued and served)	91%	100%

Output Indicators
1. Number of establishments assessed (LLCS)	59,380	190,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	245
DEPARTMENT OF LABOR AND DEVELOPMENT

2. Number of beneficiaries/workers served	662,095	610,838
3. Disposition rate of cases handled, including requests for assistance	92%	92%

Social protection for vulnerable workers strengthened

WORKERS PROTECTION AND WELFARE PROGRAM
Outcome Indicator
1. Percentage of livelihood projects still operational after two (2) years of grant	84% (group) 87% (individual)	44%

Output Indicators
1. Number of beneficiaries provided with livelihood assistance	85,471	68,550
2. Number of beneficiaries served	1,473,771	1,709,335
3. Percentage of individuals provided services within the prescribed process cycle time (PCT)	100%	100%

B. INSTITUTE FOR LABOR STUDIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability of workers increased

2.	Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Utilization of labor and employment researches for policy development and program implementation increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Utilization of labor and employment researches for policy development and program implementation increased

LABOR AND EMPLOYMENT RESEARCH PROGRAM
Outcome Indicators
1. Percentage of users satisfied with research papers	70%	80%
2. Percentage of research papers considered as actual or potential input to policy/program development	70%	70%
Output Indicators
1. Number of research papers completed	8	8
2. Number of research papers disseminated or published	8	8
3. Percentage of requests for technical papers or reports met not later than date of deadline set by the requesting person or agency	80%	90%

246	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

C. NATIONAL CONCILIATION AND MEDIATION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

1.	Labor-management relations improved

2.	Labor disputes effectively settled/resolved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Labor-management relations improved

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM
Outcome Indicators

1. Percentage of incidence of Preventive Mediation (PM) and Notices of Strike/Lockout (NS/L) cases involving companies with Labor Management Cooperation/Councils/Committees (LMCs) and/or Grievance Machineries (GMs)

a. Percentage of Incidence of PM and NS/L cases involving companies with LMCs	2.78%	not more than 10% of incidence of PM and NS/L cases involving companies with LMCs
b. Percentage of Incidence of PM and NS/L cases involving companies with GMs	4.68%	not more than 10% of incidence of PM and NS/L cases involving companies with GMs
Output Indicators
1. LMCs facilitated	388	493
2. LMCs Enhanced	2,175	2,525
3. GMs Institutionalized/Operationalized	386	493
4. GMs Enhanced	2,180	2,525

Labor disputes effectively settled/resolved

LABOR CASE MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of Notices of Strike/Lockout handled which resulted to strike incidence	1.39%	not more than 6% of NS/L handled
Output Indicators
1. Disposition rates of:
a. Actual Strike/Lockout (AS/L)	100%	100%
b. Voluntary Arbitration	72.05%	70%
2. Settlement rates of:
a. Requests for Assistance (RFAs)	70.38%	75%
b. Preventive Mediation (PM)	87.19%	85%
c. Notice of Strike/Lockout (NS/L)	82.64%	70%
3. Percentage of cases/RFAs settled within process cycle time (NS/L, PM, and SEnA)	70.50%	70%

DECEMBER 30, 2024	OFFICIAL GAZETTE	247
DEPARTMENT OF LABOR AND DEVELOPMENT

D. NATIONAL LABOR RELATIONS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

Due process in resolving labor disputes ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Due process in resolving labor disputes ensured

LABOR ARBITRATION PROGRAM
Outcome Indicators
1. Percentage of cases resolved through conciliation-mediation	N/A	N/A
Percentage of cases resolved through mandatory conciliation-mediation	58%	56%
Output Indicators
1. Percentage of original/appealed cases processed within nine (9) months or 270 days/six (6) months or 180 days	92%	86%
2. Percentage of decisions affirmed by a higher court	98%	97%
3. Percentage of cases resolved within three (3) months from filing of case	65%	46%

EXECUTION PROGRAM
Outcome Indicator
1. Percentage of judgment successfully executed within three (3) months	10%	10%
Output Indicators
1. Percentage of writs of execution issued within thirty (30) days	10%	10%
2. Percentage of writs of execution implemented within six (6) months	20%	20%

E. NATIONAL WAGES AND PRODUCTIVITY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

A secure workforce

ORGANIZATIONAL OUTCOME

1.	Capacity of MSMEs to implement productivity improvement program enhanced

2.	Fair and reasonable minimum wages in accordance with law ensured

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Capacity of MSMEs to implement productivity improvement program enhanced

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM
Outcome Indicators
1. Percentage of trained MSMEs with productivity improvement program/action plan	40%		50%
2. Percentage of MSMEs assisted on productivity pay advisory with productivity incentive schemes	12%		14%
Output Indicators
1. Number of MSMEs trained/oriented	9,000		17,000
2. Percentage of clients who rated training/technical services as satisfactory or better	100%		98%
3. Number of MSMEs provided with technical assistance on designing productivity based incentive schemes	800		1,360

Fair and reasonable minimum wages in accordance with law ensured

WAGE REGULATORY PROGRAM
Outcome Indicators
1. Percentage of wage rates above the poverty threshold	0 100	% %	80% (2021 PT) 100% (2018 PT)
2. Percent of appealed cases on wage orders/ exemption cases resolved within the reglementary period/process cycle time of 60 days	100%		98%
Output Indicators
1. Number of clients reached thru advocacy services	270,000		400,000
2. Number of wage orders issued, as necessary	as necessary		as necessary
3. Percentage of wage cases resolved within forty-five (45) days upon receipt of application	98%		98%

F. PROFESSIONAL REGULATION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

Highly ethical, globally competitive, and recognized Filipino professionals ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Highly ethical, globally competitive, and recognized Filipino professionals ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	249
DEPARTMENT OF LABOR AND DEVELOPMENT

PROFESSIONAL LICENSURE PROGRAM
Outcome Indicator
1. Percentage of graduates in all certificate courses given professional certification	56%	56%
Output Indicators
1. Percentage of applications for licensure examinations acted upon within two (2) days from filling	N/A	N/A
2. Percentage of test items prepared/formulated/peer reviewed by the Professional Regulatory Boards	100%	100%
3. Percentage of statistical data for monitoring of school performance generated within one day after the release of examination results	N/A	N/A
4. Percentage of applications for licensure examinations acted upon within the process cycle time	100%	100%

PROFESSIONAL REGULATION PROGRAM
Outcome Indicators

1. Percentage increase in number of professionals registered under various mutual recognition arrangements within ASEAN and other countries including international trade agreements where the Philippines is a signatory

	N/A	N/A
2. Percentage of cases resolved within three (3) months	N/A	N/A
3. Percentage of cases resolved within the quarter	5%	5%
4. Percentage of registered professionals progressed or upgraded their Philippine Qualifications Framework level from Level 6 to Level 7 & 8	0.18%	2%
Output Indicators
1. Percentage of request for professional identification cards (PICs) and registration certificates acted upon within the prescribed timeframe	N/A	N/A
2. Percentage of complaints with investigations conducted	N/A	N/A
3. Number of institutions and establishments where professionals are employed that are inspected and monitored	N/A	N/A
4. Number of preliminary investigations conducted relative to motu proprio cases	134	134
5. Number of firms, institutions and organizations where professionals are employed that are inspected and monitored	1,062	1,110
6. Number of Continuing Professional Development Providers and Programs accredited	13,391	15,918
7. Number of PICs renewal issued within the appointment schedule	821,231	831,797

G. TECHNICAL EDUCATION AND SKILLS DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and Overseas Filipinos increased

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3.	Income-earning ability increased

4.	Maximize gains from demographic dividend

ORGANIZATIONAL	OUTCOME

Employability increased and/or enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Employability increased and/or enhanced

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT POLICY PROGRAM

Outcome Indicator
1. Percentage of stakeholders who rate policies/plans as good or better	99%	94%

Output Indicator
1. Number of National, Regional/Provincial TESD plans formulated/updated	1 National Progress Report	1 National Technical Education and Skills Development Plan (TESDP) 16 Regional TESDP
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT REGULATORY PROGRAM

Outcome Indicators
1. Percentage compliance of Technical-Vocational Education and Training (TVET) programs to TESDA, industry, and industry standards and requirements	95%	85%
2. Percentage of TVET graduates that undergo assessment for certification	80%	60%
3. Percentage of TVET programs with tie-ups to industry	47%	60%

Output Indicators
1. Percentage of registered accredited TVET programs audited	99.40%	100%
2. Percentage of skilled workers issued with certification within 7 days of their application	83%	90%
3. Number of consultations, orientations and workshops for development of competency standards/training regulations	201	200

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT PROGRAM

Outcome Indicator
1. Percentage of graduates from technical education and skills development scholarship programs that are employed	69.70%	78.98%

Output Indicators
1. Number of graduates from technical education and skills development scholarship programs	404,914	295,852
2. Number of training institutions/establishments/ assessment centers provided with technical assistance	8,229 (6,495 TVIs & 1,734 ACs)	6,133 (4,421 TVIs & 1,712 ACs)
3. Number of TESDA Technology Institutions (TTIs) graduates	261,094	269,884

DECEMBER 30, 2024	OFFICIAL GAZETTE	251
DEPARTMENT OF MIGRANT WORKERS

XIX. DEPARTMENT OF MIGRANT WORKERS

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Improvement of quality of life of OFWs and their families

ORGANIZATIONAL OUTCOME

Empowerment and Protection of Overseas Filipino Workers ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Empowerment and Protection of Overseas Filipino Workers ensured

OVERSEAS EMPLOYMENT AND WELFARE PROGRAM
Outcome Indicators
1. Percentage of clients who rated the services as good or better	94%	94%
2. Percentage of registered jobseekers placed for overseas employment	N/A	N/A
Percentage of registered jobseekers for government-to-government deployment placed for overseas employment	100%	100%
3. Percentage of LGUs that were able to implement reintegration program	N/A	N/A

Output Indicators
1. Percentage of Overseas Employment Certificates issued within the prescribed period	100%	100%
2. Percentage of target Migrant Workers Resource Center (MWRC) established and operationalized	N/A	N/A
3. Number of beneficiaries assisted and served	N/A	N/A
Percentage of beneficiaries provided with assistance within the prescribed timeline	100%	100%
4. Percentage of LGUs assisted in the implementation of reintegration program	100%	100%

OVERSEAS EMPLOYMENT REGULATORY PROGRAM
Outcome Indicators
1. Percentage of licensed recruitment and manning agencies compliant with recruitment rules and regulations	N/A	N/A
Percentage of licensed recruitment and manning agencies with filed application compliant with recruitment rules and regulations	100%	100%

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2. Percentage decrease in the number of illegal recruitment complainants	N/A	N/A
3. Percentage of targeted Anti-Illegal Recruitment and Trafficking-in-Person (AIRTIP) partnership agreements with stakeholders evaluated and approved	100%	100%

Output Indicators
1. Percentage of applications for licenses, Special Recruitment Authority and Letter of Acknowledgment acted upon within the prescribed period	100%	100%
2. Disposition rate of new adjudication cases filed (January to June of current year) decided by year-end (December of the same year)	N/A	N/A
Disposition rate of new adjudication cases filed/docketed in the first semester of current year disposed/decided by the end of the year	50%	50%
3. Percentage of licensed recruitment and manning agencies inspected and assessed	N/A	N/A
Percentage of licensed recruitment and manning agencies due for renewal and annual inspection inspected and assessed within the prescribed timeline	100%	100%
4. Percentage of illegal recruitment complainants assisted and endorsed for prosecution within the prescribed period	80%	80%

LABOR MIGRATION POLICY AND INTERNATIONAL COOPERATION PROGRAM
Outcome Indicator
1. Percentage of obligations and commitments to migration-related international organizations and treaties complied and implemented	100%	100%
Output Indicators
1. Percentage increase in the number of negotiated international agreements and treaties on labor migration	N/A	N/A
Percentage of international agreements and treaties on labor migration reviewed/negotiated/signed	100%	100%
2. Number of country and occupation specific employment contracts formulated and implemented	N/A	N/A
Percentage of country specific and occupation specific employment contract reviewed/formulated/implemented	100%	100%

MARITIME RESEARCH AND SKILLS COMPETENCY PROGRAM
Outcome Indicators
1. Percentage of seafarer-trainees employed a year after completion of training	N/A	N/A
Percentage of trainees employed within a year after completion of training	82%	82%

DECEMBER 30, 2024	OFFICIAL GAZETTE	253
DEPARTMENT OF MIGRANT WORKERS

2. Percentage of seafarer-trainees whose jobs after completion of training are related to skills aquired	N/A	N/A
Percentage of trainees whose jobs after completion of training are related to skills acquired	54%	54%
3. Percentage of research papers used as input to policy formulation and program development	100%	100%

Output Indicators
1. Number of trainees/participants who completed the course	N/A	N/A
Percentage of trainees who completed the course	90%	90%
2. Percentage of trainees issued with certification within 72 hours from successful completion of all course requirements	100%	100%
3. Number of researches completed	N/A	N/A
Percentage of researches completed within the prescribed timeline	100%	100%

B. OVERSEAS WORKERS WELFARE ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ensure a timely and adequate social protection programs and services for OFWs and their families.

ORGANIZATIONAL OUTCOME

Social Protection for OFWs Enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Social Protection for OFWs Enhanced

SOCIAL PROTECTION AND WELFARE FOR OFWs PROGRAM
Outcome Indicators
1. Percentage of scholars employed within six (6) months after graduation	N/A	N/A
Percentage of scholars who graduated or completed the education/trainings	70%	70%
2. Percentage of trainees deployed two (2) weeks after the training	N/A	N/A
Percentage of OFW who completed the Pre-Departure Orientation Seminar (PDOS)	80%	80%
3. Number of business enterprise established	38,667	30,089

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4. Percentage of workers who rated the repatriation service as satisfactory or better	50%	50%
5. Percentage of beneficiaries who rated insurance benefit program as satisfactory or better	70%	70%

Output Indicators
1. Number of graduates	N/A	N/A
Number of scholars	65,954	65,954
2. Number of OFWs who attended the PDOS	659,053	659,053
3. Percentage of trainees who rated the pre-departure seminar as satisfactory or better	50%	50%
4. Number of livelihood grantees	38,667	30,089
5. Percentage of workers repatriated within the prescribed time frame	100%	100%
6. Percentage of claims released within the prescribed time frame	100%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	255
DEPARTMENT OF NATIONAL DEFENSE

XX. DEPARTMENT OF NATIONAL DEFENSE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Defense and security policy and strategy direction provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Defense and security policy and strategy direction provided

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of targets accomplished based on DND-Proper policies as monitored in the DND-wide Program Performance and Budget Execution Review (PPBER) Report	100%	100%
2. Percentage of policies and strategies accepted by the President and the Cabinet	80%	80%

Output Indicators
1. Number of Defense System of Management (DSOM) Key Document Products developed	103	103
2. Number of International Defense and Security Engagements (IDSE) Key Document Products developed	99	99
3. One (1) DND-wide PPBER Report developed	1	1

B. GOVERNMENT ARSENAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand

SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM
Outcome Indicator
1. Percentage of supportability to AFP Small Arms Ammunition (SAA) requirements for two (2) basic loads (combat requirements)	100%	100%

Output Indicators
1. Number of Small Arms Ammunitions (SAA) manufactured	60.00 Million Rounds	60.00 Million Rounds
2. Percentage acceptance based on standards	98%	98%

C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Defense and Security Leaders’ Capacity Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Defense and Security Leaders’ Capacity Improved

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM
Outcome Indicator
1. Percentage of research papers accepted by requesting agencies	100%	100%

Output Indicators
1. Number of research papers produced	24	24
2. Number of publications produced	10	10

NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM
Outcome Indicators
1. Percentage of Senior Leaders from DND and AFP who completed MNSA program	33%	33%
2. Teacher to student ratio	1:10	1:10

Output Indicators
1. Number of graduates	65	65
2. Number of enrollees	65	65

D. OFFICE OF CIVIL DEFENSE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	257
DEPARTMENT OF NATIONAL DEFENSE

ORGANIZATIONAL OUTCOME

Resiliency of communities to disasters improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Resiliency of communities to disasters improved

CIVIL PROTECTION PROGRAM

CIVIL DEFENSE ENHANCEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage of volunteers and local Disaster Risk Reduction and Management Officers (DRRMOs) capacitated	10%	10%
2. Percentage of Local Disaster Risk Reduction and Management Offices (LDRRMOs) assessed	65%	65%

Output Indicators
1. Number of volunteers and local Disaster Risk Reduction and Management Officers (DRRMOs) capacitated	1,663	1,663
2. Number of Operation Centers (OpCens) managed	18	18

DISASTER RISK REDUCTION AND MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Number of Disaster Risk Reduction Management (DRRM) training programs and learning initiatives provided to National/Regional Disaster Risk Reduction Management Council (N/RDRRMC) member agencies, Local Government Units (LGUs), and sectoral groups	266	266
2. Percentage of National/Regional/Local Disaster Risk Reduction and Management Council (N/R/L DRRMC) member agencies, Local Government Units (LGUs), and sectoral groups assessed on disaster readiness and resiliency	100%	100%

Output Indicators
1. Percentage of participants from National/Regional Disaster Risk Reduction and Management Council (N/RDRRMC) member agencies, Local Government Units (LGUs), and sectoral groups who rated the Disaster Risk Reduction and Management (DRRM) trainings and learning initiatives as at least satisfactory	70%	70%
2. Percentage of National/Regional/Local Disaster Risk Reduction and Management Council (N/R/LDRRMC) member agencies, Local Government Units (LGUs), and sectoral groups assessed in the Gawad Kalasag (GK) program	100%	100%
3. Number of Local Disaster Risk Reduction and Management Plans (LDRRMPs) reviewed and evaluated	1,715	1,715

DISASTER MANAGEMENT OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Percentage of Disaster Risk Management (DRM) operations conducted and/or supported	100%	100%

Output Indicators
1. Percentage of requests for Non-Food Items (NFIs) of disaster-stricken Local Government Units (LGUs) acted upon	100%	100%
2. Percentage of Disaster Risk Management (DRM) operations conducted and/or supported in response to slow-onset and sudden-onset hazards	100%	100%
3. Percentage of Disaster Risk Management (DRM) operations conducted and/or supported in response to planned events	100%	100%

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E. PHILIPPINE VETERANS AFFAIRS OFFICE - PROPER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, competent, efficient, effective, and inclusive delivery of services

ORGANIZATIONAL OUTCOMES

1. Filipino veterans empowered

2. Filipinos’ appreciation and gratitude for veterans’ service demonstrated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Filipino veterans empowered

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM
Outcome Indicator
1. Percentage of regular pensions paid on or before due date	100%	100%

Output Indicators
1. Percentage of benefit claims processed within ten (10) working days upon receipt of completed documents	95%	98%
2. Number of recipients of non-pension benefits	12,100	17,267

VETERANS AFFAIRS MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of veterans who are member of veterans organizations	48%	52%

Output Indicators
1. Number of veteran-related engagements	65	75
2. Number of veterans organizations assisted	65	65

Filipinos’ appreciation and gratitude for veterans’ service demonstrated

VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM
Outcome Indicator
1.Number of shrine visitors and attendees to commemorative events	500,000	500,000

Output Indicators
1. Number of shrines maintained	9	9
2. Number of veterans’ celebratory events managed	15	23
3. Number of books, journals and other materials published	4	4

DECEMBER 30, 2024	OFFICIAL GAZETTE	259
DEPARTMENT OF NATIONAL DEFENSE

F. VETERANS MEMORIAL MEDICAL CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Quality Health Care Services Provided to Veterans and their Dependents

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Quality Health Care Services Provided to Veterans and their Dependents

VETERAN HEALTH CARE PROGRAM
Outcome Indicator
1. Percentage of hospital discharges successfully treated	85%	85%

Output Indicators
In-Patient Care
1. Number of In-patients treated	11,100	11,100
Out-Patient Care
1. Number of Out-patients treated	195,000	220,000
2. Percentage of patients attended to upon arrival in the emergency ward:
Category 1 - Immediate simultaneous assessment and treatment	100%	100%
Category 2 - Assessment and treatment within 10 minutes (often simultaneously)	100%	100%
Category 3 - Assessment and treatment start within 30 minutes	100%	100%
Category 4 - Assessment and treatment start within 60 minutes	100%	100%
Category 5 - Assessment and treatment start within 120 minutes	100%	100%

G. ARMED FORCES OF THE PHILIPPINES

G.1. PHILIPPINE ARMY (LAND FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Level of mission capability of army units in ground operations attained

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Level of mission capability of army units in ground operations attained

LAND FORCES DEFENSE PROGRAM
Outcome Indicators
1. Percentage of Tactical Units provided to force employers that are in prescribed readiness condition	81%	81%
2. Percentage of Ready Reserve Units in prescribed readiness condition	79%	79%

Output Indicators
1. Number of tactical and ready reserve units maintained	236	236
a. Tactical Battalions
b. Ready Reserve Battalions	88	90
2. Percentage of operational readiness of tactical and ready reserve units	89%	89%
a. Tactical Battalions
b. Ready Reserve Battalions	79%	79%
3. Average percentage of effective strength of tactical battalions that can be mobilized within 1 hour as dictated by higher authorities	90%	90%

G.2. PHILIPPINE AIR FORCE (AIR FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Level of mission capability of air force units in air operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Level of mission capability of air force units in air operations attained

AIR FORCES DEFENSE PROGRAM
Outcome Indicator
1. Percentage of Tactical Air Operations Group that supported the Unified Commands	100%	100%
Output Indicators
1. Number of supportable aircraft maintained	172	172
2. Percentage of accomplishment of one-hour response to flight-directed mission	90%	90%
3. Percentage of flying hours flown	100%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	261
DEPARTMENT OF NATIONAL DEFENSE

G.3. PHILIPPINE NAVY (NAVAL FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Level of mission capability of navy units in naval operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Level of mission capability of navy units in naval operations attained

NAVAL FORCES DEFENSE PROGRAM
Outcome Indicator
1. Percentage of Naval units provided to unified commands	100%	100%

Output Indicators
1. Number of Philippine Navy (PN) units deployed and sustained for utilization/employment	120	127
2. Number of PN units prepared for deployment	39	43
3. Number of Force-Level Support Services Units sustained	139	140

G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORT UNITS (AFPWSSUS)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Sovereignty of the State and the Filipino people protected

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Sovereignty of the State and the Filipino people protected
JOINT FORCE PLANNING PROGRAM
Outcome Indicator
1. Percentage of military plans, programs and policies formulated, reviewed and revised	90%	90%

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Output Indicator
1. Number of military plans, programs and policies formulated, reviewed and revised	234	234

JOINT FORCE OPERATIONS PROGRAM

JOINT FORCE OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Percentage compliance with strategic initiatives, memorandum of agreement/understanding and other treaties pertaining to Bilateral and Multilateral engagements	100%	100%

Output Indicator
1. Number of Bilateral and Multilateral engagements	140	140

JOINT FORCE SUPPORT OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Percentage of successful security operations for president, first family, visiting heads of state/ government and other VVIPs	100%	100%

Output Indicators
1. Number of operations conducted	103,559	103,559
2. Number of security operations for the president, first family, visiting heads of state/government and other VVIPs conducted	5,944	5,944

JOINT FORCE CAPABILITY PROGRAM
Outcome Indicators
1. Percentage of patients treated returning to duty (AFPMC)	90%	90%
2. Percentage of commanders who rated the new graduates satisfactory or better	90%	90%

Output Indicators
1. Number of patients that received treatment	10,852	12,842
2. Percentage of patients treated within the accepted Length of Stay (LOS) per case	90%	90%
3. Number of students trained
a) Cadets (PMA)	1,300	1,300
b) Personnel (Post-Commission)	146	146

AFP MODERNIZATION SUB-PROGRAM
Outcome Indicator
1. Percentage of AFP Modernization Projects being implemented (old)	100%	N/A
1. Percentage of funded AFP Modernization Projects implemented (new)	100%	100%

Output Indicator
1. Number of approved Acquisition Decision Memorandum (old)	10	N/A
1. Number of funded AFP Modernization Projects implemented (new)	10	10

DECEMBER 30, 2024	OFFICIAL GAZETTE	263
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

XXI. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Infrastructure development accelerated and operations sustained

2.	Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

1.	Ensure Safe and Reliable National Road System

2.	Protect Lives and Properties Against Major Floods

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Ensure Safe and Reliable National Road System

ASSET PRESERVATION PROGRAM
Outcome Indicators
1. An average International Roughness Index (IRI) of 3.7 (fair condition) for Primary Roads (N1) by 2025	4%	N/A
2. Percentage of national roads assessed within 3 or 4 star rating	1%	N/A
3. Improvement of road roughness index	100%	N/A

Output Indicators
1. Length (km) of maintained roads	503.391	1,313.822
2. Length (km) of rehabilitated / reconstructed / upgraded roads	N / A	443.816
3. Percentage of projects completed in accordance with plans and specifications and contract time	73.75%	100%

NETWORK DEVELOPMENT PROGRAM
Outcome Indicators
1. Percent reduction of travel time Primary Roads (N1)	6.25%	N/A
2. Percent increase in national road network	1.11%	N/A

Output Indicators
1. Length (km) of newly constructed roads	362.211	1,062.140
2. Length (km) of widened roads	N/A	701.467
3. Percentage of projects completed within the project timeline and according to specifications	29.50%	100%

BRIDGE PROGRAM
Outcome Indicator(s)
1. Percent reduction of travel time Primary Roads (N1)	15%	N/A

Output Indicators
1. Total length (lm) and area (m2) of (new and replacement) constructed bridges	4,594.732 ; N / A	29,361.349; 304,805.337
2. Number of maintained and rehabilitated bridges		614
3. Percentage of projects completed within the project timeline and according to specifications	23.50%	100%

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Protect Lives and Properties Against Major Floods

FLOOD MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Percent decrease of areas prone to flooding in selected river basins with flood control master plan	1%	N/A

Output Indicators
1. Number of constructed flood mitigation structures and drainage systems	819	1,903
2. Number of constructed / rehabilitated flood mitigation facilities with major river basins and principal rivers	177	835
3. Percentage of projects completed within the project timeline and according to specifications	56.50%	100%

LOCAL PROGRAM
Outcome Indicator(s)
1. Percent of projects completed and accepted within prescribed timeline (breakdown per agency)	100%	100%

Output Indicators
1. Percentage of projects completed within the project timeline and according to specifications	100%	100%
2. Number of projects (national buildings, evacuation centers, etc.)	N / A	226

CONVERGENCE AND SPECIAL SUPPORT PROGRAM
Outcome Indicator(s)
1. Percent of projects completed and accepted within prescribed timeline (breakdown per agency)	100%	100%

Output Indicators
1. Percentage of projects completed within the project timeline and according to specifications	24.5%	100%
2. Length of access roads leading to airports constructed/improved (km)	N/A	37.264
3. Length of access roads leading to seaports constructed/improved (km)	N/A	68.718
4. Length of access roads leading to tourist destinations constructed/improved (km)	N/A	110.326
5. Length of access roads leading to Industries (km)	N/A	110.486
6. Various Infrastructure in support to National Security, roads (km) and other infrasturctures	N/A; N/A	6.944; 134
7. Length of access roads leading to Railway Stations (km)	N/A	0.897

SUSTAINABLE INFRASTRUCTURE PROJECTS ALLEVIATING GAPS (SIPAG)
Output Indicator(s)
1. Number of projects (multipurpose buildings, water supply system, access roads/bridges, coastal roads, etc.)	N/A	2,477

DECEMBER 30, 2024	OFFICIAL GAZETTE	265
DEPARTMENT OF SCIENCE AND TECHNOLOGY

XXII. DEPARTMENT OF SCIENCE AND TECHNOLOGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME : Increased benefits to Filipinos from scientific knowledge and cutting-edge technological innovations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Increased benefits to Filipinos from scientific knowledge and cutting-edge technological innovations

STRATEGIC SCIENCE AND TECHNOLOGY (S&T) PROGRAM
Outcome Indicator(s)
1. Percentage of projects completed within the required timeframe	100%	100%
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences or with IP filed or approved	84%	84%
3. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	100%	100%

Output Indicator(s)
1. Number of projects funded	396	433
2. Number of grantees supported	117	217
3. Percentage of programs/projects received that are evaluated and approved within the standard period of 90 days	75%	100%

S&T PROGRAM FOR REGIONAL AND COUNTRYSIDE DEVELOPMENT
Outcome Indicator(s)
1. Percentage increase in productivity generated	11.81%	14%
2. Percentage increase in employment generated	3%	7%
3. Percentage of clients who rate the assistance as satisfactory or better	93%	93%

Output Indicators
1. Number of S&T interventions provided	22,604	24,365
2. Number of MSMEs, LGUs, HEIs, communities and other customers assisted	22,873	24,904
3. Percentage of requests for technical assistance that are acted upon within the ISO standard time	95%	95%

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B. ADVANCED SCIENCE AND TECHNOLOGY INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME : 1ncrease benefits to Filipinos from scientific knowledge and technologies in ICT and Microelectronics

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies in ICT and Microelectronics

ADVANCED SCIENCE AND TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Number of partnerships with public and private stakeholders and international organizations		7		7
2. Amount of revenue generated from partnerships	₱	120,000,000.00	₱	120,000,000.00

Output Indicator(s)
1. Number of projects completed		4		8
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved		100% (6/6)		100% (6/6)
3. Percentage of projects implemented within approved timeframe		100% (24/24)		95% (19/20)

ADVANCED SCIENCE AND TECHNOLOGY TRANSFER PROGRAM
Outcome Indicator(s)
1. Amount of revenue generated from technology transfer and technical assistance	₱	13,000,000	₱	13,000,000
2. Percentage of clients who rate the quality of technical assistance provided as satisfactory or better		97% (388/400)		97% (388/400)

Output Indicator(s)
1. Number of knowledge/technologies diffused		13		13
2. Number of technologies transferred/commercialized through technology transfer agreement		3		3
3. Percentage of request for technical assistance that have been provided within the required timeframe		100% (1,500/1,500)		95% (1,425/1,500)

C. FOOD AND NUTRITION RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	Vigorously advance Science, Technology and Innovation to enhance innovation and creative capacity towards self-sustaining and inclusive development

ORGANIZATIONAL OUTCOME : Increased benefits to Filipinos from scientific knowledge and food and nutrition technologies.

DECEMBER 30, 2024	OFFICIAL GAZETTE	267
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Increased benefits to Filipinos from scientific knowledge and food and nutrition technologies
FOOD AND NUTRITION RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage reduction of malnutrition prevalence in a municipality or barangay in each of the priority 25 provinces where S&T-based intervention model can be showcased		15%		N/A
2. Amount of revenue generated from partnerships	₱	2,000,000	₱	2,000,000

Output Indicator(s)
1. Number of projects completed		16		18
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved		20% (n=30)		20% (n=30)
3. Percentage of projects implemented within the approved timeframe		100% (n=42)		100% (n=51)

NUTRITIONAL ASSESSMENT AND MONITORING PROGRAM
Outcome Indicator(s)
1. Percentage of national government agencies and local government units that adopt/refer to the results of the National Nutrition Survey		100% (n=9)		100% (n=11)

Output Indicator(s)
1. Number of nutrition and nutrition-related indicators collected/generated and made available to the public within the prescribed time period		400		400
2. Number of feedback conferences/dissemination fora conducted		1		13
3. Number of projects/studies completed		5		17

FOOD AND NUTRITION TECHNOLOGY AND KNOWLEDGE DIFFUSION PROGRAM
Outcome Indicator(s)
1. Percentage increase in the utilization of science-based intervention (technologies/products/ services/models transferred and utilized; tools and guidelines adopted)		20% (n=21)		20% (n=22)
2. Percentage of technology transfer beneficiaries that rate the technology as satisfactory or better		95% (n=159)		95% (n=176)

Output Indicator(s)
1. Number of technology transfer agreements forged		20		185
2. Number of technical services rendered		3,000		57,600
3. Percentage of request for technical services provided within the required timeframe		95% (n=2,850)		95% (n=54,720)

D. FOREST PRODUCTS RESEARCH AND DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME : Increased benefits to Filipinos from scientific knowledge and forest-based product technological innovations

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Increased benefits to Filipinos from scientific knowledge and forest-based product technological innovations

FOREST PRODUCTS RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Number of partnerships with public and private stakeholders and international organizations		4		4
2. Amount of revenue generated from partnerships	₱	20,000,000.00	₱	20,000,000.00

Output Indicator(s)
1. Number of projects completed		12		12
2. Percentage of projects implemented within the approved timeframe		90% (10/11)		90% (10/11)
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, and/or with IP filed or approved		90% (11/12)		90% (11/12)

FOREST PRODUCTS TECHNOLOGY TRANSFER PROGRAM
Outcome Indicator(s)
1. Percentage of clients that rate the technology transfer as satisfactory or better		90% (66/73)		90% (66/73)

Output Indicator(s)
1. Number of knowledge/technologies diffused		80		80
2. Number of technologies transferred/commercialized through technology transfer agreement		10		10
3. Percentage of request for technology transfer that have been provided within the required timeframe		90% (72/80)		90% (72/80)

FOREST PRODUCTS SCIENCE AND TECHNOLOGY SERVICES PROGRAM
Outcome Indicator(s)
1. Percentage of customers that rate the technical services rendered as satisfactory or better		90% (225/250)		90% (225/250)

Output Indicator(s)
1. Number of technical services rendered		3,000		3,000
2. Percentage of request for technical services that have been provided within the required timeframe		90% (2,700/3,000)		90% (2,700/3,000)
3. Number of clients benefiting from technical services		720		720

E. INDUSTRIAL TECHNOLOGY DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Innovation stimulated

2. Technology adoption promoted and accelerated

3. Productivity and efficiency of communities and production sector, particularly MSMEs improved

ORGANIZATIONAL OUTCOME : Increased benefits to Filipinos from scientific knowledge and technologies for industry productivity and competitiveness

DECEMBER 30, 2024	OFFICIAL GAZETTE	269
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies for industry productivity and competitiveness

INDUSTRIAL TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Number of partnerships with public and private stakeholders and international organizations		10		20
2. Amount of revenue generated from partnerships	₱	100,000,000	₱	150,000,000

Output Indicator(s)
1. Number of projects completed		22		25
2. Percentage of projects implemented within the approved timeframe		100% (30/30)		100% (41/41)
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved		5% (5/100)		5% (6/130)

INDUSTRIAL TECHNOLOGY TRANSFER PROGRAM
Outcome Indicator(s)
1. Percentage of clients that rate the technology transfer as satisfactory or better		90%		90% (9/10)

Output Indicator(s)
1. Number of knowledge/technologies diffused		60		90
2. Number of technologies transferred/commercialized through technology transfer agreement		5		7
3. Percentage of requests for technical assistance that have been provided within the required timeframe		95%		95%

INDUSTRIAL TECHNOLOGY TECHNICAL SERVICES PROGRAM
Outcome Indicator(s)
1. Percentage of customers that rate the technical services rendered as satisfactory or better		90% (1,800/2,000)		90% (3,900/4,350)

Output Indicator(s)
1. Number of technical services rendered		20,000		23,000
2. Percentage of request for technical services that have been provided within the required timeframe		90% (9,000/10,000)		90% (14,900/16,500)
3. Number of clients benefiting from technical services		3,000		4,000

F. METALS INDUSTRY RESEARCH AND DEVELOPMENT CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Innovation and entrepreneurship accelerated

2. Technology extension, adoption, utilization, and commercialization scaled-up

ORGANIZATIONAL OUTCOME : Increased benefits to Filipinos from scientific knowledge and technologies in cutting-edge metals and engineering innovations

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies in cutting-edge metals and engineering innovations

METALS INDUSTRY RESEARCH PROGRAM
Outcome Indicator(s)
1. Number of partnerships with public and private stakeholders and international organizations		25		26
2. Amount of revenue generated from partnerships	₱	500,000	₱	1,100,000

Output Indicator(s)
1. Number of projects completed		15		17
2. Percentage of projects implemented within the approved timeframe		91% (10/11)		91% (10/11)
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, and/or with IP filed or approved		12% (24/192)		67.50% (50/71)

METALS INDUSTRY TECHNOLOGY TRANSFER PROGRAM
Outcome Indicator(s)
1. Percentage of clients that rate the technology transfer as satisfactory or better		80% (4/5)		85% (6/7)

Output Indicator(s)
1. Number of technologies diffused		25		27
2. Number of technologies transferred/commercialized through technology transfer agreement		6		6
3. Percentage of requests for technology transfer that have been provided within the required timeframe		70% (7/10)		85% (6/7)

METALS INDUSTRY SCIENCE AND TECHNOLOGY SERVICES PROGRAM
Outcome Indicator(s)
1. Percentage of customers that rate the technical services rendered as satisfactory or better		95% (1,615/1,700)		95% (1,995/2,100)

Output Indicator(s)
1. Number of technical services rendered		4,300		4,900
2. Percentage of requests for technical services that have been provided within the required timeframe		95% (4,085/4,300)		95% (4,655/4,900)
3. Number of clients benefiting from technical services		1,700		2,000

G. NATIONAL ACADEMY OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Innovation stimulated

2. Critical mass of globally competitive STI human resources

3. Effective STI governance achieved

ORGANIZATIONAL OUTCOME :	Increased benefits to Filipinos from scientific knowledge by recognizing outstanding achievements and enhancing and fostering policy environment for the development of Science and Technology

DECEMBER 30, 2024	OFFICIAL GAZETTE	271
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Increased benefits to Filipinos from scientific knowledge by recognizing outstanding achievements and enhancing and fostering policy environment for the development of Science and Technology

SCIENCE AND TECHNOLOGY RECOGNITION AND POLICY ADVISORY PROGRAM
Outcome Indicator(s)
1. Percentage of scientists given awards over nominations received	20%	25% (125/500)
2. Number and percentage of policies, recommendations, formulated, submitted to concerned offices and accepted by said offices	6 policies/80% acceptance	14 policies/85% acceptance

Output Indicator(s)
1. Percentage of nominations for awards and incentives acted upon within the prescribed period	100%	100% (500/500)
2. Percentage of benefits and privileges provided to national scientists and academy members within the prescribed period	57% (4/7)	57% (4/7)
3. Number of recognition, advisory, scientific linkages and PSHC-related activities	20	44

H. NATIONAL RESEARCH COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME : Problem-focused multi-disciplinary basic research, policy formulation and collaboration among Filipino researchers enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Problem-focused multi-disciplinary basic research, policy formulation and collaboration among Filipino researchers enhanced

POLICY DEVELOPMENT FOR SCIENCE AND TECHNOLOGY ADVISORY PROGRAM
Outcome Indicator(s)
1. Percentage of Filipino researchers collaborating on problem-focused multi-disciplinary basic Research and Development programs	16.25% (6,125/37,701)	18.57% (7,000/37,701)
2. Percentage increase of stakeholders approving the policies formulated	25%	30% (from 4 to 5)

Output Indicator(s)
1. Number of projects with policy implications presented in stakeholders’ forum	20	20
2. Percentage of participants that rated the forum as satisfactory or better	98%	98% (2,117/2,160)
3. Number of new approved NRCP members	654	800

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GENERAL APPROPRIATIONS ACT, FY 2025

BASIC RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	100%	100% (6/6)
2. Number of partnerships with local (public and private) and international organizations	20	25

Output Indicator(s)
1. Number of projects funded	44	44
2. Number of projects monitored	72	75
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	86%	97% (29/30)

I. PHILIPPINE ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL SERVICES ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Economic and social transformation for a prosperous, inclusive, and resilient economy

2. Enhance adaptive capacity and resilience of communities and ecosystems to natural hazards and climate change

ORGANIZATIONAL OUTCOME : Enhanced safety and resiliency of Filipinos to disaster risks from extreme weather, flooding, storm surge and related events

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Enhanced safety and resiliency of Filipinos to disaster risks from extreme weather, flooding, storm surge and related events

WEATHER AND CLIMATE FORECASTING AND WARNING PROGRAM
Outcome Indicator(s)
1. Percentage of 81 provinces including Metro Manila that have robust science-based weather related information and services in their disaster risk reduction plans	85%	94%

Output Indicator(s)
1. Percentage of timely weather and tropical cyclone warnings issued within fifteen (15) minutes of scheduled time	90% (20,831/23,145)	95% (21,988/23,145)
2. Number of seasonal climate forecasts, climate impact assessment, tropical cyclone warning advisory (TCWA) for agriculture and farm weather forecasts and advisories issued	827	1,152
3. Annual Mean 24-hour Forecast Track Error (in kilometers)	Typhoon - less than or equal to 100 km Tropical Storm - less than or equal to 120 km	Typhoon - less than or equal to 100 km Tropical Storm - less than or equal to 120 km

FLOOD FORECASTING AND WARNING PROGRAM
Outcome Indicator(s)
1. Reduced number of casualties	—	0 casualty

DECEMBER 30, 2024	OFFICIAL GAZETTE	273
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Output Indicator(s)
1. Number of timely and accurate flood warnings issued	1,267	2,106
2. Percentage of timely flood warning issued within fifteen (15) minutes of scheduled time	94.7% (1,200/1,267)	95.5% (2,011/2,106)
3. Number of hazard maps developed/generated/updated	4	6

RESEARCH AND DEVELOPMENT ON ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL AND ALLIED SCIENCES PROGRAM
Outcome Indicator(s)
1. Percentage of stakeholders who rated the forecasting capability services as satisfactory or better	80%	90%
2. Percentage increase of LGUs that use the hazard maps	50%	80%

Output Indicator(s)
1. Number of researches/studies completed/published/ operationalized and development of real innovative/ pioneering projects	4	4
2. Percentage of involvement on the localization of instruments, facilities and models through innovation, collaboration and linkages	100% (291/291)	100% (291/291)
3. Number of technical assistance on actions/policies adapted by the LGU	55	1,240

J. PHILIPPINE COUNCIL FOR AGRICULTURE, AQUATIC AND NATURAL RESOURCES RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME :	Increased benefits to Filipinos from scienced-based know-how and tools for agricultural productivity in the Agriculture, Aquatic and Natural Resources (AANR) sectors

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Increased benefits to Filipinos from science-based know-how and tools for agricultural productivity in the Agriculture, Aquatic and Natural Resources (AANR) sectors

NATIONAL AANR SECTOR R&D PROGRAM
Outcome Indicator(s)
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	90%	90% (43/48)
2. Number of partnerships with local (public and private) and international organizations	150	175

Output Indicator(s)
1. Number of projects funded	677	686
2. Number of projects monitored	656	687
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	90%	90% (147/163)

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GENERAL APPROPRIATIONS ACT, FY 2025

K. PHILIPPINE COUNCIL FOR HEALTH RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME :	Increased benefits to Filipinos from scientific knowledge and technological innovations for healthcare

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for healthcare

NATIONAL HEALTH RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	90% (9/10)	91% (10/11)
2. Number of partnerships with local (public and private) and international organizations	90	100

Output Indicator(s)
1. Number of projects funded	90	100
2. Number of projects monitored	280	280
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	50% (135/270)	65% (195/300)

L. PHILIPPINE COUNCIL FOR INDUSTRY, ENERGY AND EMERGING TECHNOLOGY RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME :	Increased benefits to Filipinos from scientific knowledge and technological innovations for productivity and competitiveness

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for productivity and competitiveness

NATIONAL INDUSTRY, ENERGY AND EMERGING TECHNOLOGY SECTORS R&D PROGRAM
Outcome Indicator(s)
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	100%	100% (28/28)
2. Number of partnerships with local (public and private) and international organizations	168	175

DECEMBER 30, 2024	OFFICIAL GAZETTE	275
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Output Indicator(s)
1. Number of projects funded	179	215
2. Number of projects monitored	290	406
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	55%	75% (578/770)

M. PHILIPPINE INSTITUTE OF VOLCANOLOGY AND SEISMOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

3. Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

ORGANIZATIONAL OUTCOME : Enhanced safety and resiliency of Filipinos to volcanic eruptions, earthquake, tsunamis and other related hazards

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Enhanced safety and resiliency of Filipinos to volcanic eruptions, earthquakes, tsunamis and other related hazards

VOLCANO, EARTHQUAKE AND TSUNAMI MONITORING AND WARNING PROGRAM
Outcome Indicator(s)
1. Percentage of bulletins and warnings where the event follows within the predicted time	80%	92% (830/900)
Output Indicator(s)
1. Number of warnings and bulletins issued	1,761	event-driven
2. Percentage of bulletins and warnings issued within the set standard time	85%	90% (850/940)

VOLCANO, EARTHQUAKE AND TSUNAMI HAZARDS MAPPING, RISK ASSESSMENT AND RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of stakeholders who availed and rated PHIVOLCS products and services as satisfactory or better	85%	87% (775/890)
Output Indicator(s)
1. Number of hazards maps, risk assessments reports generated/updated	16	200
2. Number of hazards maps, risk assessments certifications issued to clients	480	1,200
3. Number of technical papers presented in scientific meetings or published/submitted for publication in refereed journals	8	8

VOLCANO, EARTHQUAKE AND TSUNAMI DISASTER PREPAREDNESS AND RISK REDUCTION PROGRAM

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GENERAL APPROPRIATIONS ACT, FY 2025

Outcome Indicator(s)
1. Number of communities or institutions assisted by PHIVOLCS on mainstreaming DRR in local development or disaster management and contingency plans	1	3
2. Percentage of stakeholders who availed and rated PHIVOLCS products and services as satisfactory or better	85%	87% (970/1,115)

Outcome Indicator(s)
1. Number of PHIVOLCS-organized Disaster Risk Reduction (DRR) activities conducted	10	14
2. Number of stakeholders trained on Disaster Risk Reduction (DRR)	400	420
3. Number of REDAS license issued to trained stakeholders	240	480

N. PHILIPPINE NUCLEAR RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME : 1.	Increased benefits to Filipinos from science-based R&D know-how and tools in cutting-edge nuclear and radiation technologies

2.	Increased benefits to Filipinos from safe and secure utilization of nuclear and radiation technologies and materials

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Increased benefits to Filipinos from science-based R&D know-how and tools in cutting-edge nuclear and radiation technologies

NUCLEAR RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Number of partnerships with public and private stakeholders and international organizations	15	15
2. Amount of revenue generated from partnerships	P 40,000,000	P 60,000,000

Output Indicator(s)
1. Percentage of technologies transferred within the expected timeframe	100% (1/1)	100% (1/1)
2. Percentage of projects implemented within the approved timeframe	100% (35/35)	100% (36/36)
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, and/or IP filed or approved	100% (1/1)	100% (2/2)

NUCLEAR SCIENCE AND TECHNOLOGY SERVICES AND ADVISORY PROGRAM
Outcome Indicator(s)
1. Percentage of clients that rate the technology transfer as satisfactory or better	96% (29/30)	96% (23/24)
2. Percentage of clients who rate the technical services as satisfactory or better	99% (1,480/1,500)	99% (1,580/1,600)

DECEMBER 30, 2024	OFFICIAL GAZETTE	277
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Output Indicator(s)
1. Number of knowledge/technologies diffused	20	22
2. Number of technologies transferred/commercialized through technology transfer agreement	1	1
3. Number of technical services rendered by sector	62,000	66,000

Increased benefits to Filipinos from safe and secure utilization of nuclear and radiation technologies and materials

NUCLEAR REGULATIONS, SECURITY AND SAFEGUARDS PROGRAM
Outcome Indicator(s)
1. Percentage benefit incidence of satisfactory implementation of safeguards agreement and physical security system	100% (127/127)	100% (54/54)
2. Percentage benefit incidence of satisfactory regulatory issuances	100% (92/92)	100% (85/85)
3. Percentage of compliance to regulatory standards	90% (380/421)	90% (420/462)
Output Indicator(s)
1. Number of regulations, guides, notices, bulletins or associated documents issued	7	7
2. Number of violation of regulations detected over the last five (5) years as a percentage of the average number of licenses and permits issued over the last five (5) years	15% (68/463)	15% (70/467)
3. Number of nuclear security/safeguards and regulatory activities implemented	9	9

O. PHILIPPINE SCIENCE HIGH SCHOOL SYSTEM

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Lifelong learning opportunities for all ensured

2. Innovation stimulated

ORGANIZATIONAL OUTCOME : Increased competitiveness of Filipinos in Science and Engineering

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS

Increased competitiveness of Filipinos in Science and Engineering

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) SECONDARY EDUCATION ON SCHOLARSHIP BASIS PROGRAM
Outcome Indicator(s)
1. Percentage of PSHS graduates pursuing STEM courses	98%	90% (1,457/1,619)
2. Percentage of winnings/awards/recognition from the total number of STEM-related international (ASEAN included) competitions participated by the PSHS Scholars	100%	90%
3. Percentile of PSHS students in Math in the US-based Scholastic Aptitude Test (SAT)	90th percentile	85th percentile

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GENERAL APPROPRIATIONS ACT, FY 2025

Output Indicator(s)
1. Number of scholars supported	9,990	10,792
2. Cohort survival rate: Percentage of scholars who advance to the succeeding grade level until they complete the 6-year scholarship period	93.49%	90% (1,514/1,683)
3. Percentage of winnings, awards and recognition from total number of national and international competitions participated	100%	90%
4. Rank of the campuses based on the overall UPCAT scores of the PSHS student-takers	Top 10	Top 20

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) PROMOTION PROGRAM
Outcome Indicator(s)
1. Percentage of municipalities with applicants to the National Competitive Examination (NCE)	56%	60% (980/1,634)

Output Indicator(s)
1. Number of municipality recipients of promotional activities	1,286	980
2. Percentage of freshmen who were able to get a General Weighted Average (GWA) of 2.5 or better in the second quarter of the school year	93%	95% (1,814/1,910)

P. PHILIPPINE TEXTILE RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME :	Increased benefits to Filipinos from scientific knowledge and technological innovations for the productivity and competitiveness of textile, garment and allied industries and other institutions

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for the productivity and competitiveness of textile, garment and allied industries and other institutions

TEXTILE AND OTHER TEXTILE-RELATED RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Number of partnerships with public and private stakeholders and international organizations	12	30
2. Amount of revenue generated from partnerships	P 67M	P 67M

Output Indicator(s)
1. Number of projects completed	12	15
2. Percentage of projects implemented within the approved timeframe	100% (12/12)	100% (15/15)
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, and/or with IP filed or approved	36% (21/59)	49% (31/63)

DECEMBER 30, 2024	OFFICIAL GAZETTE	279
DEPARTMENT OF SCIENCE AND TECHNOLOGY

TEXTILE S&T SERVICES PROGRAM
Outcome Indicator(s)
1. Percentage of customers that rate the technical services rendered as satisfactory or better	95% (380/400)	98% (1,140/1,160)

Output Indicator(s)
1. Number of technical services rendered	24,395	26,444
2. Percentage of requests for technical services that have been provided within the required timeframe	98% (23,900/24,395)	98% (25,915/26,444)
3. Number of clients benefiting from technical services	400	730

TEXTILE TECHNOLOGY TRANSFER PROGRAM
Outcome Indicator(s)
1. Percentage of clients that rate the technology transfer as satisfactory or better	95% (142/149)	100% (26/26)

Output Indicator(s)
1. Number of knowledge/technologies diffused	32	44
2. Number of technologies transferred/commercialized through technology transfer agreement	16	26
3. Percentage of requests for technology transfer that have been provided within the required timeframe	100% (16/16)	100% (26/26)

Q. SCIENCE EDUCATION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Lifelong learning opportunities for all ensured

2. Innovation stimulated

ORGANIZATIONAL OUTCOME : Competitiveness of Filipinos in Science, Technology, Engineering and Mathematics (STEM) enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Competitiveness of Filipinos in Science, Technology, Engineering and Mathematics (STEM) enhanced

SCIENCE AND TECHNOLOGY SCHOLARSHIP PROGRAM
Outcome Indicator(s)
1. Percentage of scholars employed in STEM-related fields	70%	80% (1,040/1,300)
2. Percentage of municipalities served	98%	99% (1,637/1,655)

Output Indicator(s)
1. Number of scholars supported
Undergraduate level	36,452	48,615
Masters program	4,503	3,992
Doctoral program	2,379	1,099
2. Percentage of scholars graduating within the scheduled full-time program
Undergraduate level	85%	90% (8,934/9,927)
Masters program	70%	75% (911/1,215)
Doctoral program	40%	50% (128/256)

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3. Percentage of scholarship payments with a variance of actual payment to scheduled payment of more than one (1) day	90%	97% (52,095/53,706)

SCIENCE AND TECHNOLOGY EDUCATION DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of beneficiaries who rated the training and promotional program as satisfactory or better	90%	95% (32,577/34,292)

Output Indicator(s)
1. Number of trainings and promotional programs conducted	110	70
2. Number of innovative learning resources developed and disseminated/deployed/established	5	10
3. Number of applications processed within two (2) months of receipt	75	80

R. SCIENCE AND TECHNOLOGY INFORMATION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME : Public Science and Technology awareness increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Public Science and Technology awareness increased

SCIENCE AND TECHNOLOGY INFORMATION PROGRAM
Outcome Indicator(s)
1. Percentage increase in public S&T awareness survey	2% (from 18% to 20%	)	1-1.5% (from 26% to 27.5%	)

Output Indicator(s)
1. Percentage of clients who rate the library services as satisfactory or better	90%		93%
2. Number of STARBOOKS sites installed	100		100
3. Number of STARBOOKS contents added	N/A		1,200
4. Number of promotion services and advocacy activities conducted	1,336		3,800
5. Number of DOSTv broadcast	N/A		104

S. TECHNOLOGY APPLICATION AND PROMOTION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME :	1. Technology adoption promoted and accelerated

2. Innovation stimulated

ORGANIZATIONAL OUTCOME : Filipinos protecting and venturing for innovative and emerging technology-based projects increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	281
DEPARTMENT OF SCIENCE AND TECHNOLOGY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Filipinos protecting and venturing for innovative and emerging technology-based projects increased

TECHNOLOGY APPLICATION AND INVENTION DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage increase in Intellectual Property protection filing for local technologies in the IPO Philippines	10% increase [(180-163/163	)]	5% increase [(189-180)/180	)]
2. Percentage increase in the commercialization and adoption by industry/community of technologies diffused/supported	5% increase [(12.6-12/12	)]	5% increase [(16.8-16/16	)]
Output Indicator(s)
1. Number of pre-commercialization support provided for technologies, inventions and innovation	45		43
2. Number of inventions, innovations and technologies promoted and commercialized	50		50
3. Percentage of requests that are acted upon within 3 days of request	95%		95%
4. Number of technical advisory services rendered	1,600		1,600

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XXIII. DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

1.	Well-being of poor families improved

2.	Rights of the poor and vulnerable sectors promoted and protected

3.	Immediate relief and early recovery of disaster victims/survivors ensured

4.	Continuing compliance of Social Welfare and Development Agencies (SWDAs) to standards in the delivery of social welfare services ensured

5.	Delivery of Social Welfare and Development (SWD) programs by LGUs through Local Social Welfare and Development Offices (LSWDOs) improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs)/PERFORMANCE INDICATORS (PIs)	BASELINE	2025 Targets
Well-being of poor families improved

PROMOTIVE SOCIAL WELFARE PROGRAM
Outcome Indicator
1. Percentage of Pantawid households with improved well-being	Survival = 0.13% (1,352) Subsistence = 80.37% (820,269) Self-Sufficiency = 19.49% (198,947)	Survival = 2 Subsistence = 78 Self-Sufficiency = 20	% % %
Output Indicators
1. Number of Pantawid households provided with conditional cash grants	4,323,415	4,400,000
Percentage of compliant households provided with cash grants	N/A	N/A
2. Number of poor households assisted through the Sustainable Livelihood Program	240,668	194,804

Rights of the poor and vulnerable sectors promoted and protected

PROTECTIVE SOCIAL WELFARE PROGRAM

RESIDENTIAL AND NON-RESIDENTIAL CARE SUB-PROGRAM
Outcome Indicator
1. Percentage of clients in residential and non-residential care facilities rehabilitated	44.75%	30%

Output Indicators
1. Number of clients served in residential and non-residential care facilities	9,068	8,640
Percentage of clients referred to DSWD who are served in centers and residential care facilities	N/A	N/A
2. Percentage of facilities with standard client-staff ratio	77% (55 out of 71)	70%

SUPPLEMENTARY FEEDING SUB-PROGRAM
Outcome Indicator
1. Percentage of malnourished children in Community Development Centers (CDCs) and Supervised

DECEMBER 30, 2024	OFFICIAL GAZETTE	283
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Neighborhood Plays (SNPs) with improved nutritional status	72.73%	70%

Output Indicators
1. Number of children in CDCs and SNPs provided with supplementary feeding	1,993,377	1,583,316
2. Number of children /lactating mothers served through Bangsamoro Umpungan sa Nutrisyon (BangUN) Program	18,657 children; 3,343 pregnant and lactating women	18,700 children; 3,300 pregnant and lactating women

SOCIAL WELFARE FOR SENIOR CITIZENS SUB-PROGRAM
Outcome Indicator
1. Percentage of senior citizens using Social Pension to augment their daily living subsistence and medical needs	100% (3,839,048)	80%

Output Indicators
1. Number of senior citizens who received social pension within the quarter	3,839,048	4,085,066
2. Number of centenarians provided with cash gift	1,692	N/A

PROTECTIVE PROGRAM FOR INDIVIDUALS AND FAMILIES IN ESPECIALLY DIFFICULT CIRCUMSTANCES SUB-PROGRAM
Outcome Indicator
1. Percentage of clients who rated the services provided as satisfactory or better	100%	95%

Output Indicators
1. Number of beneficiaries served through Protective Services Program	5,336,381	6,075,956
2. Number of reached-out Pag-abot beneficiaries provided with comprehensive social protection services	N/A	5,000
3. Number of poor households provided with food transfers in a timely manner	50,000	50,000

SOCIAL WELFARE FOR DISTRESSED OVERSEAS FILIPINOS AND TRAFFICKED PERSONS SUB-PROGRAM
Outcome Indicator
1. Percentage of assisted individuals who are reintegrated to their families and communities	77%	78%

Output Indicators
1. Number of trafficked persons provided with social welfare services	1,959	1,521
Percentage of trafficked persons and their families referred to DSWD who are provided with social welfare services	N/A	N/A
2. Number of displaced overseas Filipinos provided with social welfare services	20,644	4,152

Immediate relief and early recovery of disaster victims/survivors ensured

DISASTER RESPONSE AND MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of disaster-affected households/ families assisted to early recovery	100%	100%

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Output Indicators
1. Number of LGUs/Field Offices with prepositioned goods	710 LGUs and 16 Field Offices with prepositioned goods	842 LGUs/16 Fos with prepositioned goods
2. Number of disaster-affected families provided with disaster response services	1,358,057	as the need arises
3. Number of disaster-affected families provided with early recovery services	144,055	as the need arises

Continuing compliance of Social Welfare and Development Agencies (SWDAs) to standards in the delivery of social welfare services ensured

SOCIAL WELFARE AND DEVELOPMENT AGENCIES REGULATORY PROGRAM
Outcome Indicator
1. Percentage of Social Welfare and Development Agencies (SWDAs) with sustained compliance to social welfare and development standards	10% (51 out of 507) accredited SWAs 5% (36 out of 714) registered/ licensed SWAs	70% (870 out of 1,243)

Output Indicators
1. Number of SWDAs registered and licensed	702	1,362
2. Number of SWAs registered, licensed and accredited	170	N/A
Number of SWAs accredited	N/A	223
3. Number of service providers accredited	398	436

Delivery of Social Welfare and Development (SWD) programs by LGUs through Local Social Welfare and Development Offices (LSWDOs) improved

SOCIAL WELFARE AND DEVELOPMENT TECHNICAL ASSISTANCE AND RESOURCE AUGMENTATION PROGRAM
Outcome Indicator
1. Percentage of Provincial/City/Municipal Social Welfare Development Offices (P/C/MSWDOs) with improved functionality	130.57% (773 out of 592)	Functionality assessment is undertaken every 3 years (2026)

Output Indicators
1. Percentage of LGUs provided with Technical Assistance (TA)	100% or 1,536 LGUs with TA Plan	100% (1,128) of LGUs provided with TA Plan
2. Percentage of LGUs provided with Resource Augmentation (RA)	100% or 896 LGUs under RA Plan	100% LGUs provided with RA Plan

B. COUNCIL FOR THE WELFARE OF CHILDREN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government actions for the fulfillment of the rights of the child

DECEMBER 30, 2024	OFFICIAL GAZETTE	285
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs)/PERFORMANCE INDICATORS (PIs)	BASELINE	2025 Targets
Coordination of government actions for the fulfillment of the rights of the child

CHILD RIGHTS COORDINATION PROGRAM
Outcome Indicators
1. Percentage of resolutions implemented by the member agencies	100% (11)	118.18% (13)
2. Percentage of member agencies meeting their commitments to the achievement of the goals and targets in the National Plan of Action for Children	100% (10)	100% (10)
3. Percentage increase in the number of LGUs practicing child-friendly local governance	1,365	6.66% increase from 2023 SCFLG Conferees
Output Indicators
1. Number of policies/resolutions adopted by the Board/Regional Committee/Sub-Committee for the Welfare of Children (RC/SCWC) /Regional Development Councils (RDCs)	CB - 11 RSCWC - 18	CB - 14 RSCWC - 25
2. Average percentage of national plans and policies rated by stakeholders as good or better	85%	100%
3. Number of assessed/audited LGUs on child-friendly practices	1,501	1,612

C. JUVENILE JUSTICE AND WELFARE COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government actions for the implementation of the juvenile intervention programs and activities improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs)/PERFORMANCE INDICATORS (PIs)	BASELINE	2025 Targets
Coordination of government actions for the implementation of the juvenile intervention programs and activities improved

JUVENILE JUSTICE AND WELFARE PROGRAM
Outcome Indicators
1. Percentage increase of LGUs with Comprehensive Local Juvenile Intervention Program (CLJIP)	10% (587)	10% (920)
2. Percentage increase in LGUs with at least 1% IRA utilized on CLJIP implementation, programs for children, and LCPC strengthening	10% (587)	N/A
Percentage increase in the number of LGUs implementing CLJIP	10% (171)	10% (171)
3. Percentage of resolutions implemented by the member agencies	10%	54%

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Output Indicators
1. Number of policies developed, approved and adopted	48	20
2. Number of LGUs provided with technical assistance	5,217	4,965
3. Percentage of plans and policies rated by stakeholders as good or better	75%	75%

D. NATIONAL ANTI-POVERTY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

People-responsive anti-poverty government policies and programs institutionalized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 Targets
People-responsive anti-poverty government policies and programs institutionalized

SOCIAL REFORM AND POVERTY ERADICATION COORDINATION AND OVERSIGHT PROGRAM

POLICY, PLAN AND PROGRAM ADVISORY, COORDINATION, DEVELOPMENT, REVIEW AND ADVOCACY SUB-PROGRAM
Outcome Indicators
1. Percentage of NGAs and LGUs that adopted policy recommendations	100%	100%
2. Number of government actions to promote poverty alleviation harmonized and synchronized	10	10
Output Indicators
1. Number and percentage of policy, plan, and program recommendations prepared as scheduled	133; 80%	321; 80%
2. Percentage of policy issues resolved in a single NAPC en banc meeting and rated by stakeholders as satisfactory or better	80%	80%
3. Number and percentage of pieces of information delivered/advocacy events conducted or opened up for public access rated by stakeholders as good or better	12,250; 80%	23,074; 80%

BASIC SECTOR PARTNERSHIP AND PARTICIPATORY PLATFORMS DEVELOPMENT AND MAINTENANCE SUB-PROGRAM
Outcome Indicators
1. Number and percentage increase of NGAs and LGUs that have basic sector representation in their policy-making and planning and monitoring structures	6; 100%	6; 100%
2. Ratio of Basic Sectoral Councils’ agenda carried out	40%	40%
Output Indicators
1. Number and percentage of consultative/convergent platforms organized as scheduled	530; 80%	886; 80%

DECEMBER 30, 2024	OFFICIAL GAZETTE	287
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

2. Percentage of stakeholders who rated the platforms as good or better	80%	80%
3. Number and percentage of trainees who rated the trainings as good or better	3,076; 80%	10,123; 80%

E. NATIONAL AUTHORITY FOR CHILD CARE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Filipino children in suitable alternative child care or permanent families protected and secured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 Targets
Filipino children in suitable alternative child care or permanent families protected and secured

INTER-COUNTRY ADOPTION REGULATORY PROGRAM
Outcome Indicators
1. Percentage of local stakeholders complying with policy guidelines	N/A	N/A
Percentage of local stakeholders participating and complying with policy guidelines	50%	100%
2. Percentage of Foreign Adoption Agencies/Liaison Service Agencies (FAAs/LSAs) compliant to NACC standards and requirements	25%	100%
3. Number of Child Caring Agencies participating in the Philippine Inter-Country Adoption Program	N/A	N/A
Output Indicators
1. Percentage of applications of new accreditation and re-accreditation applications processed within the prescribed timeframe	100%	100%
2. Number of accredited agencies subjected to inspection and compliance audit	25	25

INTER-COUNTRY ADOPTION PROGRAM
Outcome Indicators
1. Percentage of children entrusted with finalized adoption Percentage of children issued with Certification of Authority of Consent to Adopt (CACA)	N/A 70%	N/A 100%
2. Percentage of the number of adoption entrustment that suffered from disruption	N/A	N/A
Output Indicators

1. Number and percentage of children ready for adoption at the start of the year entrusted to foreign adoptive parents Percentage of children cleared of inter-country adoption with complete documentary requirements reviewed within the prescribed timeframe

	N/A 100%	N/A 100%

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2. Percentage of children matched to prospective adoptive parents upon receipt of complete updated documentary requirements Percentage of children entrusted to foreign adoptive parents	N/A 100%	N/A 100%

ALTERNATIVE CHILD CARE PROGRAM
Outcome Indicator
1. Number of children served through Alternative Child Care Program	1,662	1,828

F. NATIONAL COUNCIL ON DISABILITY AFFAIRS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government policies, programs and services in the promotion, protection and fulfillment of the rights of Persons with Disabilities improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs)/PERFORMANCE INDICATORS (PIs)	BASELINE	2025 Targets
Coordination of government policies, programs and services in the promotion, protection and fulfillment of the rights of Persons with Disabilities improved

PERSONS WITH DISABILITY RIGHTS PROGRAM
Outcome Indicators
1. Percentage of resolutions, policies and plans implemented by the member agencies	75% (9)	100% (12)
2. Percentage of Persons with Disability registered in the Department of Health (DOH) - Philippine Registry of Persons with Disability	39% (540,251)	29% (400,000)
3. Number/percentage and percentage increase over previous year of LGUs with programs on Persons with Disability	310 (18%)	230 (13%)
Output Indicators
1. Number of national policies, plans and programs updated, issued and disseminated	50	85
2. Number of consultations, trainings and IEC activities conducted	70	95

G. PRESIDENTIAL COMMISSION FOR THE URBAN POOR

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

2.	Universal and transformative social protection for all achieved

3.	Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

DECEMBER 30, 2024	OFFICIAL GAZETTE	289
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

ORGANIZATIONAL OUTCOME
Access of the urban poor to asset reform, human development, basic services and other programs enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs)/PERFORMANCE INDICATORS (PIs)	BASELINE	2025 Targets
Access of the urban poor to asset reform, human development, basic services and other programs enhanced

URBAN POOR COORDINATION AND SUPPORT PROGRAM
Outcome Indicators
1. Percentage of training participants rating the training as good or better	100%	100%
2. Percentage of Urban Poor Organizations well-informed of the urban poor related laws and government programs and services they may avail	100%	100%
Output Indicators
1. Number of capability building/training to Urban Poor Organizations conducted	678	678
2. Number of Urban Poor Organizations issued Certificate of Accreditation	302	362
3. Percentage of demolition and eviction activities reported to PCUP monitored	100%	100%

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XXIV. DEPARTMENT OF TOURISM

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Tourism Revenue, Employment and Arrivals Increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Tourism Revenue, Employment and Arrivals Increased

TOURISM POLICY FORMULATION AND PLANNING PROGRAM
Outcome Indicator
1. Number of tourism strategies, policies and action plans developed	79	164

Output Indicators
1. Number of technical assistance provided to tourism stakeholders
- Local Government Units (LGUs)	1,478	1,134
- Non-LGUs	1,396	1,590
2. Percentage of entities assisted who rated the technical assistance as satisfactory	94%	95%

TOURISM INDUSTRY TRAINING PROGRAM
Outcome Indicators
1. Percentage of target industry personnel trained that rated the services as satisfactory	92%	95%
2. Percentage of the total number of industry workforce/pax trained that improved their performance/ economic situation/marketability	0%	5%
Output Indicators
1. Percentage of attendees/trainees that completed the training	93%	95%
2. Number of persons trained
- LGUs	4,740	5,625
- Industry personnel	N/A	27,239
3. Number of trainings conducted	N/A	1,026

STANDARDS DEVELOPMENT AND ENFORCEMENT PROGRAM
Outcome Indicator
1. Percentage of accredited tourism enterprises that maintained the tourism standards and regulations	97%	97%
Output Indicators
1. Number of tourism standards reviewed	2	12
2. Percentage of accreditation applications acted upon within 20 working days	96%	98%

DECEMBER 30, 2024	OFFICIAL GAZETTE	291
DEPARTMENT OF TOURISM

3. Number of accredited enterprises	N/A	8,863

MARKET AND PRODUCT DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of products developed and/or enhanced	N/A	33%
2. Percentage increase in the number of partners selling the Philippines in the domestic and international markets	N/A	20%
Output Indicators
1. Number of travel trade development/support activities conducted	389	380
2. Number of consumer activations conducted/ support activities conducted	523	861
3. Number of product development activities conducted	N/A	418

B. INTRAMUROS ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOMES

1.	Cultural heritage conserved

2.	Tourism development promoted and visitor experience enriched

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Cultural heritage conserved

INTRAMUROS PROPERTY CONSERVATION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of existing sites/structures maintained or conserved and restored	100%	100%
2. Percentage of existing artifacts maintained	6,000	51.62%
3. Percentage increase in visitors	519,865	225%
Output Indicators
1. Number of sites/structures maintained	51	51
2. Number of artifacts maintained	1,200	3,097

INTRAMUROS COMMERCIAL PROPERTY LEASING PROGRAM
Outcome Indicators
1. Percentage of occupancy of IA commercial properties	68	94%
2. Percentage increase in occupancy of IA event facilities	2,625	14.29%
3. Percentage increase in revenue	60,106,022	74.69%
Output Indicators
1. Percentage of application for use of event facilities acted upon within 24 hours	100%	100%

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2. Number of promotional activities i.e., sales missions, trade fairs, client calls, advertisements, brochures		22		36
3. Revenue generated from leasing and rental of facilities	₱	22,399,704	₱	38,000,000

Tourism development promoted and visitor experience enriched
INTRAMUROS TOURISM PROMOTIONS PROGRAM
Outcome Indicator
1. Percentage increase in visitor arrivals		4,294,572		7%
Output Indicator
1. Number of events held		160		400

INTRAMUROS REGULATORY PROGRAM
Outcome Indicators
1. Percentage compliance of building owners to PD No. 1616		81.06%		89.60%
2. Percentage compliance of permit and clearance holders		90%		98%
Output Indicators
1. Percentage of establishments and structures inspected/audited		90%		95%
2. Number of building, repair and other ancillary permits processed/issued within 3 days		1,270		1,280

C. NATIONAL PARKS DEVELOPMENT COMMITTEE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic Opportunities in Industry and Services Expanded

ORGANIZATIONAL OUTCOMES

1.	National parks preserved and developed

2.	Visitor experience enriched

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
National parks preserved and developed

PARKS MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage change in park visitors	11,484,620	-43.72% (6,463,791)
2. Percentage of visitors who rate the quality of parks as satisfactory or better	92.03%	96%
3. Percentage decrease in park rules violations	304	-34.87% (198)
Output Indicators
1. Percentage reliability of CCTV	94%	96%
2. Percentage of security guards deployed	100%	100%
3. Average percentage of year for which parks are open to the public during normal and business hours	100%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	293
DEPARTMENT OF TOURISM

Visitor experience enriched

CULTURAL AND EVENTS PROGRAM
Outcome Indicators
1. Percentage of park end users who rate the parks’ arts and cultural programs as satisfactory or better	99.79%	98.75%
2. Number of attendees/viewers for the parks’ physical and/or virtual arts and cultural programs	736,675	716,300
Output Indicator
1. Number of arts and cultural programs held	2,045	5,545

D. PHILIPPINE COMMISSION ON SPORTS SCUBA DIVING

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded.

ORGANIZATIONAL OUTCOMES

1.	Dive establishments and liveaboard dive boats maintained the standards and regulations set by the PCSSD.

2.	Enhanced and developed rules and regulations, standard, and procedures.

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Dive establishments and liveaboard dive boats maintained the standards and regulations set by the PCSSD.

STANDARDS AND REGULATORY PROGRAM
Outcome Indicator
1. Percentage of accredited dive establishments and liveaboard dive boats that maintain standards and regulations	90%	90%
Output Indicators
1. Number of accredited dive establishments and liveaboard dive boats	250	250
2. Number of accredited recreational scuba divers and dive professionals	120	120
3. Number of monitoring activities conducted	85	85

PLANNING AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of rules and regulations, standards, and procedures developed or enhanced	7	7
Output Indicators
1. Number of technical assistance provided to dive stakeholders
A. LGU	2	2
B. Non-LGU	2	2
2. Percentage of entities assisted who rate the technical assistance as satisfactory	90%	90%

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XXV. DEPARTMENT OF TRADE AND INDUSTRY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

3.	Consumer welfare improved

ORGANIZATIONAL OUTCOME

1.	Exports and investments increased

2.	Industries developed

3.	MSMEs assisted and developed

4.	Consumer welfare enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Exports and investments increased

EXPORTS AND INVESTMENTS DEVELOPMENT PROGRAM
Outcome Indicators
1. Amount of exports	US$91.1 Billion	US$113.4 Billion - US$163.6 Billion
2. Amount of approved investments	PhP915 Billion	PhP1 Trillion
Output Indicators
1. Number of exports and investment promotion	54	30
2. Number of trade policy strategy papers developed for priority product, service, and/or market	16	30
3. Number of exporters assisted	3,576	5,807
4. Number of investors assisted	3,037	2,512

Industries developed

INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Employment generated from the industry increased annually	466,000	560,000 - 660,000
2. Employment generated from the services sector increased annually	617,000	336,000 - 396,000
Output Indicators
1. Number of industry roadmaps, policies, plans, researches, studies and position papers formulated	177	290
2. Number of localization activities, conferences, workshops, consultative sessions and capacity building sessions conducted	517	395
3. Stakeholder engagement rating	88%	89%

DECEMBER 30, 2024	OFFICIAL GAZETTE	295
DEPARTMENT OF TRADE AND INDUSTRY

MSMEs assisted and developed

MSME DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of MSMEs assisted to the total number of MSMEs in manufacturing, retail trade, construction and services sectors	34%	47%
Output Indicators
1. Number of MSMEs assisted	301,436	428,736
2. Number of clients assisted by the Negosyo Centers	821,771	1,000,000
3. Percentage of MSMEs assisted who rate DTI assistance as satisfactory or better	100%	100%

Consumer welfare enhanced

CONSUMER PROTECTION PROGRAM
Outcome Indicator
1. Consumer resolution rate	97%	99%
Output Indicators
1. Percentage of consumer complaints resolved through mediation and arbitration within the prescribed time	96%	99%
2. Percentage of applications for permits/ accreditation/licenses/authorities processed within the prescribed time	100%	100%
3. Number of Price Monitoring Reports submitted within the prescribed time	12,310	4,052

CONSUMER EDUCATION AND ADVOCACY PROGRAM
Outcome Indicator
1. Level of consumer awareness increased	70%	80%
Output Indicators
1. Number of consumer awareness and advocacy initiatives undertaken	7,734	8,537
2. Number of consumer education information materials produced	4,551	960
3. Percentage of clients who rate the DTI advocacy initiatives as satisfactory or better	97%	98%

B. BOARD OF INVESTMENTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

1.	Competitive industries developed

2.	Investments increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Competitive industries developed

INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Manufacturing Gross Value Added (GVA) as percentage of Gross Domestic Product (GDP)	23.3%	16.8%-17.0%
2. Manufacturing employment as percentage of total employment	8.81%	7.2% - 7.5%
3. Amount of new foreign and domestic investments and percentage increase over last year generated from BOI firms	PhP914.96 Billion (48.3% increase)	PhP1 Trillion (0.44% annual increase)
Output Indicators
1. Number of programs, activities, projects implemented for the identified priority sectors	22	24
2. Number of policies developed and approved in support of Industry Development Program Investments increased	38	40

INVESTMENT PROMOTION PROGRAM
Outcome Indicators
1. Amount and percentage increase in the amount of Investment Promotion Agencies (IPA)-approved investments	PhP1.084 Trillion (19.3% increase)	PhP1.151 Trillion
2. Number of employment generated from IPA-approved projects	192,335	95,439
Output Indicators
1. Number of leads generated from organized and conducted investment promotion activities in priority sectors	159	136
2. Percentage of applications for registration processed within five (5) weeks	99%	93%

C. CONSTRUCTION INDUSTRY AUTHORITY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

Competitiveness of the construction industry increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Competitiveness of the construction industry increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	297
DEPARTMENT OF TRADE AND INDUSTRY

CONSTRUCTION INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase on Constructors’ Performance Evaluation System (CPES) utilization among the Top 5 infrastructure implementing agencies (DPWH, DOTr, NIA, NHA and PPA)	5%		10%
2. Percentage increase in construction services exports	10%		20%
3. Percentage rate of construction industry roadmap implemented	10% (average	)	20%
Output Indicators
1. Percentage of critical industry issues and concerns addressed	98%		100%
2. Number of promotional activities conducted	19		50
3. Number of training/certification programs conducted	121 runs		161 runs
4. Amount of construction services exports generated	US$31 Million		US$89 Million
5. Number of advocacy, capacity building and stakeholder engagement activities with strategic partners	9		50

CONSTRUCTION INDUSTRY REGULATORY PROGRAM
Outcome Indicator
1. Percentage increase in the number of contractors with Philippine Contractors Accreditation Board license	11%		28%
Output Indicators
1. Percentage of licensing/registration/project authorization processed within the prescribed time	82	% (average)	100%
2. Percentage of contractors’ administrative cases acted upon within the prescribed time	80%		100%
3. Percentage of arbitration cases resolved within the prescribed time	98%		100%

D. COOPERATIVE DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities in industry and services for MSMEs, cooperatives, and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

Growth and viability of cooperative enterprises improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Growth and viability of cooperative enterprises improved

COOPERATIVE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of compliant micro and small cooperatives graduating to small and medium asset size category, respectively	292 from micro to small 159 from small to medium	N/A N/A
2. Number of compliant cooperatives graduating to the next category based on asset size	416	416
3. Number of cooperatives implementing best practices	1,391	N/A

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4. Number of cooperative business process facilitated through value chain	312	N/A
Output Indicators
1. Percentage and number of registered cooperatives provided with technical assistance	80% or 15,801	N/A
2. Percentage of compliant and non-compliant cooperatives provided with Technical Assistance Service (TAS)	90%	90%
3. Percentage of clients who rated the technical assistance or other development intervention as good or better	80%	N/A
4. Percentage of technical assistance rendered within the prescribed period and rated as Agree or Strongly Agree	90%	90%
5. Percentage of technical assistance or other development intervention rendered within the prescribed period	80%	N/A

COOPERATIVE REGULATION PROGRAM
Outcome Indicators
1. Percentage of cooperatives compliant with laws, policies and regulations	80%	N/A
2. Percentage increase in the efficiency of the registration process	5%	5%
3. Percentage of cooperatives compliant with the agency’s laws, policies, and regulations	85%	85%
Output Indicators
1. Percentage of applications for registration of cooperatives and amendments to their Articles of Cooperation and By-Laws (ACBL) acted upon within the prescribed period	100%	N/A
2. Percentage of applications for registration or amendment of cooperatives acted upon within the prescribed period	100%	100%
3. Percentage of cooperatives which rated registration/ amendment processes as good or better	80%	N/A
4. Percentage of applications for registration of cooperatives rated as Agree or Strongly Agree	90%	90%
5. Percentage of registered cooperatives inspected/ examined within the year	100%	90%
6. Percentage of non-compliant cooperatives complying with sanctions and directives	60%	N/A
7. Percentage of cooperatives complying with orders and directives monitored	60%	60%
8. Percentage of violations/complaints acted upon within fifteen (15) days after knowledge of violations or upon receipt of complaint	80%	N/A

E. DESIGN CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	299
DEPARTMENT OF TRADE AND INDUSTRY

ORGANIZATIONAL OUTCOME

Strong design culture cultivated and global competitiveness of Philippine products improved through design

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Strong design culture cultivated and global competitiveness of Philippine products improved through design

DESIGN INNOVATION, PROMOTION, AND INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of products developed that were commercialized	376	48	% (556)
2. Percentage increase in the number of designers and SMEs trained	63	41	% (89)
3. Percentage of clients who rate the services as satisfactory or better	96%	98%
Output Indicators
1. Number of design services and technical assistance provided	2,500	3,100
2. Number of intellectual property applications filed	8	93
3. Number of design promotion activities provided	201	268

F. PHILIPPINE TRADE TRAINING CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

More responsive trade training center

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
More responsive trade training center

TRADE BUSINESS MANAGEMENT TRAINING PROGRAM
Outcome Indicators
1. Percentage of PTTC-assisted MSMEs taking positive actions to become global entrepreneurs	10.5%	85%
2. Number of MSMEs enabled for international standards alignment	721	710

Output Indicators
1. Number of training and learning sessions conducted	821	750
2. Percentage of training and learning sessions with satisfactory or better rating	99%	99%
3. Percentage of MSMEs’ requests responded to within three (3) days	98%	100%

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XXVI. DEPARTMENT OF TRANSPORTATION

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1.	Rail transport services improved

2.	Air and water transport facilities and services improved 3. Road transport services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Rail transport services improved

RAIL TRANSPORT PROGRAM

METRO RAIL TRANSIT (MRT) SUB-PROGRAM
Outcome Indicators
1. % reduction in transfer time from platform to loading	11 minutes (peak hours)	30%
2. % decrease in load factor	128%	18%
Output Indicators
1. Compliance with approved timetable (90% efficiency)	90%	90%
2. Compliance with the peak-hour train availability requirements	90%	90%
3. Increase in average travel speed (kph)	40	40

RAILWAY CONSTRUCTION, REHABILITATION AND IMPROVEMENT SUB-PROGRAM
Outcome Indicators
1. % increase in number of weekday passengers	1,100,000	5%
2. Increase in average weekday peak-hour headway (minutes)	5	-0.5
Output Indicators
1. % completion of new railway system projects	15%	62.49%
2. % completion of expansion of existing railway system projects	15%	5.09%

Air and water transport facilities and services improved

AVIATION INFRASTRUCTURE PROGRAM
Outcome Indicator
1. % increase in airport facilities capacity	2.36 airports	5%

Output Indicators
1. % increase in passenger traffic	62,115,054	5%
2. % increase in cargo traffic (tons)	937,994	5%

DECEMBER 30, 2024	OFFICIAL GAZETTE	301
DEPARTMENT OF TRANSPORTATION

MARITIME INFRASTRUCTURE PROGRAM
Outcome Indicators
1. % increase in passenger traffic	2,353,109	5%
2. % increase in vessel traffic	4,737	5%

Output Indicator
1. No. of social port projects successfully bid out and obligated	0	2

Road transport services improved

MOTOR VEHICLE REGULATORY PROGRAM
Outcome Indicators
1. % reduction in average transaction time of:
- Driver’s license issuance	225 minutes	50%
- Motor vehicle registration	1,440 minutes	50%
2. % decrease in the number of apprehensions per major offense	1.71%	N/A
Output Indicators
1. % of motor vehicle registration applications processed within the reglementary period as determined by the Department and reckoned upon the submission of complete documentary requirements	100%	100%
2. % of driver’s license and permits issued within the reglementary period as determined by the Department and reckoned upon the submission of complete documentary requirements	100%	100%
3. No. of apprehension for which a Temporary Operator’s Permit is issued and complaints acted upon	568,531	568,531
4. No. of motor vehicle replacement plate backlog	1,871,960	0
5. No. of motorcycle plate backlog	13,091,463	0
6. No. of license card backlog	3,900,000	0

LAND PUBLIC TRANSPORTATION PROGRAM
Outcome Indicators
1. % increase in public transport vehicles modernized (improved model year and use of environmentally-friendly fuel)	4%	40%
2. % increase in ridership of public transport service	50%	60%
Output Indicators
1.% of Certificate of Public Convenience/ franchises applications resolved/decided upon within the reglementary period	97%	90%
2. % of holders audited/monitored/penalized for non-compliance with the terms and conditions of the franchise	1%	20%
3. No. of policies formulated, developed, implemented, updated and disseminated	17	220

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4. No. of beneficiaries provided fuel subsidy	1,360,000	1,000,000
5. No. of onboarded/deployed units under the Service Contracting Program (SCP)	18,520
6. No. of LGU participants under the SCP	58
7. No. of routes served under the SCP	420
8. No. of corporations/cooperatives enjoined under the SCP	340
9. No. of kilometers of bike lane networks established	632 kms	12 kms
10. % of Local Public Transport Route Plans reviewed and issued Notice of Compliance or Special Notice of Compliance by mid-year	9.8%	20% by 30 June 2025 30% by 31 December 2025
11. No. of approved Local Public Transport Route Plans	155	472
12. % of completion of the Metro Manila Urban Transportation Integration Study Update and Capacity Enhancement Project and Inter-Regional/Inter-Provincial Route Rationalization Study	0	20% for MUCEP and 15% for IRIP
13. No. of units with released subsidies through Government Financial Institutions	7,394	2,381
14. No. of units with released subsidies through Private Financial Institutions	915	811
15. % of completion of Buy-Back Feasibility Study for the Vehicle Useful Life component of the PUV Modernization Program	0	100%
16. No. of beneficiaries of Tsuper Iskolar Program	9,062	3,893
17. No. of beneficiaries of EnTSUPERneur Program	14,250	3,958

B. CIVIL AERONAUTICS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Improved services by adopting policies and encouraging growth through progressive liberalization, fair competition and promotion of users welfare

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Improved services by adopting policies and encouraging growth through progressive liberalization, fair competition and promotion of users welfare

AIR TRANSPORT DEVELOPMENT AND REGULATORY PROGRAM
Outcome Indicators
1. % increase in the total operated capacity (seats)	136,707,037	7%
2. % increase in the number of operated routes	699	5%
Output Indicators
1. No. of air agreements/negotiations initiated or acted upon within a year	2	4
2. % change of application for operating permits acted upon within the prescribed time	11,718	10%

DECEMBER 30, 2024	OFFICIAL GAZETTE	303
DEPARTMENT OF TRANSPORTATION

AIR PASSENGER BILL OF RIGHTS PROGRAM
Outcome Indicators
1. % of matters attended by the Passenger Rights Action Officer	8,046	100%
2. % change in the number of airline violations	260	5%
Output Indicators
1. % of complaints resolved within the prescribed time	2,041	70%
2. % of air passenger rights related complaints acted upon within the prescribed time	3,246	100%

C. MARITIME INDUSTRY AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1.	Global competitiveness of maritime industry enhanced

2.	Accessibility, safety and efficiency of maritime transport services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Global competitiveness of maritime industry enhanced
MARITIME INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicator
1. % increase in the number of operating merchant ships	19,901	10 1,990%
Output Indicator
1. No. of policies formulated, updated, issued and disseminated	8	8

Accessibility, safety and efficiency of maritime transport services improved

MARITIME INDUSTRY REGULATORY AND SUPERVISION PROGRAM
Outcome Indicators
1. % of clients who rate the frontline services as satisfactory or better	70%	70%
2. % increase in the number of Filipino seafarers certified as meeting international standards	62,163	12 7,459%
Output Indicators
1. % of applications received are acted upon within the standard processing time	100%	100%
2. % of complaints/reports of violations received are acted upon within the standard processing time	100%	100%

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D. OFFICE OF TRANSPORTATION COOPERATIVES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Transportation cooperatives developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Transportation cooperatives developed
TRANSPORTATION COOPERATIVE DEVELOPMENT PROGRAM
Outcome Indicators
1. % increase in registered cooperatives accredited	473	12%
2. % increase in the membership of accredited cooperatives	77,767	11.25%
3. % increase in the total value of assets of all accredited Transport Cooperatives (TC)	4,650,314	11.50%
4. % increase of accredited cooperatives with Certificate of Good Standing	322	30%
Output Indicators
1. % of TC processed for accreditation within the prescribed period	40	100%
2. No. of TC development services rendered according to client/s satisfaction and execution standards	1,285	2,257

E. OFFICE FOR TRANSPORTATION SECURITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Transportation systems secured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Transportation systems secured
TRANSPORTATION SECURITY PROGRAM
Outcome Indicators
1. % of transportation facilities compliant with transport security plans, programs, rules and regulations	90%	90%

DECEMBER 30, 2024	OFFICIAL GAZETTE	305
DEPARTMENT OF TRANSPORTATION

2. % of transportation facilities compliant with national/international standard	90%	90%
Output Indicators
1. No. of risk assessment conducted	37	70
2. No. of security personnel trained and certified within a prescribed timeframe	891	4,100
3. No. of site inspections and audit/verification conducted within a year	318	882

F. PHILIPPINE COAST GUARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

Maritime violations, incidents, and marine pollution reduced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Maritime violations, incidents, and marine pollution reduced
MARITIME SEARCH AND RESCUE PROGRAM
Outcome Indicator
1.% of incidents with successful search and rescue	642	100%
Output Indicators
1.% of incidents responded to	883	100%
2. % of incidents responded to within the prescribed period	883	100%
3. No. of Search and Rescue (SAR) conducted	642	600

MARITIME SECURITY AND LAW ENFORCEMENT PROGRAM
Outcome Indicators
1. % of apprehensions of violations (smuggling, illegal fishing, piracy, human trafficking, counternarcotics, etc.)	540	100%
2. % of Philippine coast under surveillance patrol more than fifty (50) times a year	36,289	100%
Output Indicators
1. No. of kilometers of Philippine coast patrolled/ monitored	416,718	1,372,841
2. % of maritime area patrolled in square Nautical Miles (sq. NM)	641,418	100%

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MARINE ENVIRONMENTAL PROTECTION PROGRAM
Outcome Indicator
1. % decrease in the number of marine pollution accidents	31	2%
Output Indicators
1. No. of vessels and facilities inspected by PCG on marine pollution regulations	18,621	19,000
2. % of vessels and facilities subjected to two (2) or more marine pollution compliance inspections in the last two (2) years	1.29%	3%

MARITIME SAFETY PROGRAM
Outcome Indicator
1. % decrease in maritime incidents reported pertaining to maritime safety	400	6%
Output Indicators
1. No. of Vessel Safety Enforcement Inspection (VSEI) and Pre-Departure Inspection (PDI) conducted	977,465	1,005,513
2. % of operational efficiency of lighthouses	92%	95%

G. TOLL REGULATORY BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Tollway regulatory services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Tollway regulatory services improved
TOLLWAY REGULATORY PROGRAM
Outcome Indicators
1. % decrease in toll road crashes	8,066	2%
2. % increase in average traffic volume in toll roads	931,399	5%
3. % decrease in the number of complaints received during public hearings on rate increases	15	5%
Output Indicators
1. % of complaints acted upon	41	80%
2. No. of inspection conducted	176	391
3. Increased kilometer-length of toll road	123	150

DECEMBER 30, 2024	OFFICIAL GAZETTE	307
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

XXVII. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Sound economic and development management effected

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Sound economic and development management effected

SOCIO-ECONOMIC POLICY AND PLANNING PROGRAM
Outcome Indicators
1. Percentage of policy recommendations adopted	90.87% (846 of 931)	88%
2. Percentage of agenda items related to the plans for NEDA Board Committees where NEDA is the Secretariat	93.8% (454 of 484)	95%
3. Average client satisfaction rating of members of the following with the secretariat services provided
a. NEDA Board	N/A	4/5 or 80% (Very Satisfactory) average rating
NEDA Board Committees:
b. Social Development Committee	4.53 or 90.6% (Outstanding) average rating	4/5 or 80% (Very Satisfactory) average rating
c. Committee on Tariff and Related Matters	4.49 or 89.8% (Very Satisfactory) average rating	4/5 or 80% (Very Satisfactory) average rating
d. National Land Use Committee (NLUC)	4/5 or 80% (Very Satisfactory) average rating	4/5 or 80% (Very Satisfactory) average rating
e. Regional Development Committee (RDCom)	4.37 or 87.4% (Very Satisfactory) average rating	4/5 or 80% (Very Satisfactory) average rating
f. Other Inter-Agency Committees	4.46 or 89.2% (Very Satisfactory) average rating	4/5 or 80% (Very Satisfactory) average rating
g. Regional Development Councils (RDC)	4.56 or 91.2% (Outstanding) average rating	4.35/5 or 87% (Very Satisfactory) average rating
4. Rate of satisfaction of key officials on the secretariat support provided by LEDAC secretariat	Better	4/5 or 80% (Very Satisfactory) average rating

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5. Set of approved Common Legislative Agenda (CLA) that signifies the commitment of both the Executive and the Legislative to pursue priority legislations that are essential to the realization of the goals of the national economy

	1 set	1 set
6. Percentage of bills included in the approved CLA that have been identified as priority legislations in the Philippine Development Plan (PDP)	50%	50%
Output Indicators
1. Percentage of requests for policy recommendations on socio-economic and development matters prepared or reviewed within the required date and/or time of completion	92.95% (1,094 of 1,177)	97%
2. Number of plans prepared/updated and submitted within schedule to NEDA Board, RDCom, NLUC, RDCs, and/or Secretary of Socioeconomic Planning respectively, for approval	8 total	17 total
3. Number of economic reports prepared on or before the release of official statistics for each reference period	44 total	28 total
4. Number of interventions employed to effectively address concerns on CLA	4 meetings/interventions	4 meetings/interventions
5. Number of monitoring reports/activities on CLA conducted	6 reports	4 monitoring reports/activities

NATIONAL INVESTMENT PROGRAMMING PROGRAM
Outcome Indicators
1. Average client satisfaction rating of members of the following with the secretariat services provided
NEDA Board Committees:
a. Investment Coordination Committee (ICC)	4.61 or 92.2% (Outstanding) average rating	4/5 or 80% (Very Satisfactory) average rating
b. Infrastructure Committee	4.58 or 91.6% (Outstanding) average rating	4/5 or 80% (Very Satisfactory) average rating
c. Other Inter-agency Committees	4.3 or 86% (Very Satisfactory) average rating	4/5 or 80% (Very Satisfactory) average rating
2. Percentage of programs and projects approved by the ICC included in the Public Investment Program (PIP)	78% (32 of 41)	90%
Output Indicators
1. Number of annual/medium-term public investment program documents prepared/updated and submitted by every end of the year to the concerned inter-agency bodies for appropriate action	29 total	16 total
2. Percentage of project appraised within target deadline	89.95% (188 of 209)	90%

DECEMBER 30, 2024	OFFICIAL GAZETTE	309
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

NATIONAL DEVELOPMENT MONITORING AND EVALUATION PROGRAM
Outcome Indicators
1. Adoption of Socio-Economic Report (SER) as basis for Budget Priorities Framework (BPF)	SER adopted in Parts III and IV of the BPF	Philippine Development Report (PDR) adopted in the BPF
2. Percentage of requests for monitoring and evaluation information for policy and decision-making made readily available to policy-makers and various stakeholders within prescribed period	97.84% (136 of 139)	100%
3. Percentage of agencies with problematic projects alerted/assisted to hasten or put project implementation back on track and/or to address implementation issues	100% (286 of 286)	100%
Output Indicators
1. Number of socioeconomic assessment reports prepared and released within schedule	9 total	16 total
a. Socio-Economic Report (SER)		1 Philippine Development Report (PDR)
b. Regional Development Report (RDR)	9 RDRs	15 RDRs
2. One (1) annual report on the performance of Official Development Assistance portfolio prepared and submitted to Congress on or before June 30 annually	1	1
3. Percentage of programs/projects (i.e. ICC-approved programs/projects with complete requirements) re-evaluated within target deadline	96.67% (29 of 30)	90%

B. COMMISSION ON POPULATION AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Nutrition and health for all improved

2.	Accelerated demographic dividend

3.	Maximize gains from demographic dividend ORGANIZATIONAL OUTCOME

Integrated population and development strategies to optimize demographic opportunities strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Integrated population and development strategies to optimize demographic opportunities strengthened
PHILIPPINE POPULATION MANAGEMENT PROGRAM
Outcome Indicators
1. Modern contraceptive prevalence rate	47%	N/A

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Number of national, regional, and local Population and Development (POPDEV)-related policies instituted	6	942
2. Percentage of LGUs with POPDEV policies, plans and programs to address local population issues	5%	N/A
Number of national and regional programs and strategies that integrated or explicitly addressed POPDEV issues and strategies	19	42
3. Number of live births born to adolescent aged 10-17 years (minors)	62,510	N/A
Percentage of LGUs with functional and sustainable local POPDEV programs and strategies addressing their local population issues and aligned with the Philippine	30%	50%
Population and Development Plan of Action (PPD-POA)
Output Indicators
1. Percentage of relevant national/regional institutions and LGUs provided with technical assistance and capacitated to significantly reduce unmet need for modern family planning by at least 50% (towards zero unmet need)	20%	N/A
Number of relevant researches, knowledge products, databases, templates/job aids, or analytical tools developed and used in formulating and implementing POPDEV integrated interventions	20	30
2. Percentage of relevant national/regional institutions and LGUs provided with technical assistance and capacitated to reduce adolescent pregnancy by 10%	20%	N/A
Percentage of relevant national and regional agencies capacitated and mobilized in implementing PPD-POA key actions	30%	50%
3. Percentage of relevant national/regional institutions and LGUs provided with technical assistance and capacitated to establish and implement functional population and development strategies and programs (Responsible Parenthood and Family Planning [RPFP], Adolescent Health and Development [AHD] and Population and Development [POPDEV] integration)	20%	N/A
Percentage of LGUs with developed and implemented POPDEV strategies	30%	50%

C. PHILIPPINE NATIONAL VOLUNTEER SERVICE COORDINATING AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

DECEMBER 30, 2024	OFFICIAL GAZETTE	311
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

ORGANIZATIONAL OUTCOME

Alignment of volunteer programs and activities to the national development priorities assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Alignment of volunteer programs and activities to the national development priorities assured
NATIONAL VOLUNTEER SERVICE PROGRAM
Outcome Indicators
1.Percentage of volunteer assisted projects in development priority areas	83.64% of 660	80% of 18,943
2. Percentage of target institutions and organizations participating in volunteering for development	38.30% of 94	96% of 177
Output Indicators
1. Number of public information and advocacy activities on volunteerism conducted	17	218
2. Percentage of programs and projects monitored and evaluated	72.27% of 660	80% of 18,943
3. Number and percentage of organizations / institutions requesting assistance provided with the same within 30 days upon receipt of request	100% of 12	100% of 87

D. PUBLIC-PRIVATE PARTNERSHIP CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Greater private sector participation through Public-Private Partnership to accelerate provision of safe, efficient, reliable and sustainable infrastructure and development projects

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Greater private sector participation through Public-Private Partnership to accelerate provision of safe, efficient, reliable and sustainable infrastructure and development projects
PUBLIC-PRIVATE PARTNERSHIP MANAGEMENT PROGRAM
Outcome Indicator
1. Number of PPP projects added to the pipeline of project development	6	10

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Output Indicators
1. Percentage of capacity building activities achieved as targeted per year	100%	100%
2. Percentage of policies approved/issued to the number of planned concept notes	100%	100%

E. PHILIPPINE STATISTICAL RESEARCH AND TRAINING INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Statistical capacity of government strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Statistical capacity of government strengthened
PHILIPPINE STATISTICAL SYSTEM CAPACITY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of training courses conducted with participants having significant increase in scores between the pre and post evaluation tests	100%	85%
2. Percentage of participants who were awarded certificate of completion	90%	85%
Output Indicators
1. Total number of training hours provided	1,113	1,001
2. Total number of persons trained	744	925
STATISTICAL RESEARCH PROGRAM
Outcome Indicator
1. Percentage of completed research outputs that are utilized by stakeholders and/or adopted by the Philippines Statistical System (PSS)	94%	100%
Output Indicators
1. Number of in-house research projects completed	10	10
2. Number of theses/dissertations provided with financial support	1	4
3. Percentage of research studies completed which are published in a refereed journal and/or presented in a users’ or research forum or scientific conference within 12 months after completion	100%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	313
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

F. PHILIPPINE STATISTICS AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1. Relevant and accessible statistics provided for evidence-based decision making

2. Citizen’s access to social services facilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Relevant and accessible statistics provided for evidence-based decision making
NATIONAL STATISTICS DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of website visits and percentage of favorable feedback	9 Million/95%	26.4 Million/95%
Output Indicators
1. Number of surveys and censuses conducted and percentage completed within target timeline	38/80%	34/100%
2. Percentage of statistical products disseminated within the Advance Release Calendar or prescribed period	100%	100%
3. Number of data dissemination and fora conducted	7	132
STATISTICAL POLICY AND COORDINATION PROGRAM
Outcome Indicator
1. Percentage of responding LGUs and/or NGAs that gave feedback on the recommendation to adopt the statistical classification systems	10%	20%
Output Indicators
1. Percentage of agencies with designated statistics which submitted budget proposals for review and endorsement to the DBM	60%	N/A
2. Number of participants from NGAs coordinated on the development/revision/updating of statistical classification systems	12	24
3. Number of new and updated statistical and classification systems	2	4
4. Number of statistical advocacy activities conducted	4	8

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5. Number of participants from LGUs and national government agencies provided with training on statistical classification systems	163	326
6. Number of statistical policies prepared, approved by the PSA Board and disseminated	21	20
Citizen’s access to social services facilitated
CIVIL REGISTRATION PROGRAM
Outcome Indicators
1. Percentage of civil registry documents which can be accessed by public through an online system	90%	95%
2. Satisfaction rating by the public of the Civil Registration Services (CRS)	77%	95%
3. Number of registered citizens issued with PhilID	26,357,178	15,000,000
Output Indicators
1. Number of servicing outlets maintained	40	90
2. Number of Local Civil Registrars (LCRs) who are trained on laws, regulations and system on civil registration	100	1,800
3. Percentage of civil registry applications issued / completed within prescribed time frame	92%	95%
4. Number of fixed and LGU-based PhilSys centers established/maintained	892	412
5. Number of new physical PhilID cards issued	N/A	15,210,000

G. TARIFF COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Competitiveness of local industries enhanced and international trade promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2024 TARGETS
Competitiveness of local industries enhanced and international trade promoted
TARIFF ADMINISTRATION PROGRAM
Outcome Indicators
1. Number of implementing Executive Orders (EOs) on	1	2

DECEMBER 30, 2024	OFFICIAL GAZETTE	315
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

tariff modification submitted pursuant to Section 1608 of the Customs Modernization and Tariff Act (CMTA) based on Committee on Tariff Related Matters (CTRM) final decisions
2. Percentage of classification rulings issued under Section 1100 of the CMTA not overruled by the Department of Finance (DOF)	100%	100%
Output Indicators
1. Number of petitions for tariff modification acted upon, including conduct of public hearings, over the total number of petitions received	2 out of 2	2 out of 2
2. Number of applications for tariff classification ruling acted upon over the total number of applications received	351 out of 351	450 out of 450
3. Percentage of investigations on petitions for tariff modification completed within 30 days after termination of the public hearing/consultation and receipt of complete supporting documents pursuant to Section 1608 of the CMTA	100%	100%
4. Percentage of tariff classification rulings issued within 30 days after receipt of properly documented application, with complete supporting data and sample/picture of subject article, pursuant to Section 1100 of the CMTA	100%	100%

INTERNATIONAL TRADE AND TARIFF NEGOTIATIONS PROGRAM
Outcome Indicators
1. Number of implementing Executive Orders (EOs) on tariff concessions to be granted by the Philippines under multilateral, regional, bilateral and international agreements drafted pursuant to Section 1609 of the CMTA based on final CTRM decisions	1	1
2. Percentage of tariff lines in the Philippine Tariff Finder (PTF) updated within 30 days from the issuance of an EO on tariff modification and/or change in tariff nomenclature	100%	100%
Output Indicators
1. Number of investigations and public hearings/ consultations conducted on tariff concessions to be granted by the Philippines under multilateral, regional, bilateral and other international agreements over the total number of requests for investigation/public consultation received	0	1 out of 1
2. Number of tariff lines in the PTF updated over the number of tariff lines in an EO on tariff modification and/or change in tariff nomenclature	11,059 out of 11,059	11,609 out of 11,609

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3. Percentage of investigations on tariff concessions to be granted by the Philippines under international agreements completed within 30 days after termination of the public hearing/consultation and receipt of complete supporting documents pursuant to Section 1609 of the CMTA	100%	100%
TRADE REMEDY MEASURES PROGRAM
Outcome Indicator
1. Percentage of completed formal investigations on dumping, safeguard and countervailing cases pursuant to Sections 711, 712 and 713 of the CMTA not overturned under the judicial process	100%	100%
Output Indicators
1. Number of applications for trade remedy measure acted upon over the total number of applications received	1 out of 1	2 out of 2
2. Percentage of formal investigations on dumping, safeguard and countervailing cases completed within 120 days (or 60 days when certified as urgent) from the date of receipt of endorsement from DTI/DA and receipt of complete supporting documents pursuant to Sections 711, 712 and 713 of the CMTA	100%	100%

DECEMBER 25, 2023	OFFICIAL GAZETTE	317
PRESIDENTIAL COMMUNICATIONS OFFICE

XXVIII. PRESIDENTIAL COMMUNICATIONS OFFICE

A. PRESIDENTIAL COMMUNICATIONS OFFICE (PROPER)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
PRESIDENTIAL COMMUNICATIONS PROGRAM
Outcome Indicator
1. Percentage of news and photo releases used by selected print media	90%	94%
Output Indicators
1. Number of news and photo releases disseminated	2,507	3,350
2. Percentage of Presidential events and visits provided with coverage arrangements	95%	95%

B. BUREAU OF COMMUNICATIONS SERVICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
GOVERNMENT COMMUNICATIONS PROGRAM
Outcome Indicator
1. Percentage of the feedback survey respondents from the target audience who gained awareness of presidential policies and government programs after exposure to print and digital information materials and events	90%	90%

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Output Indicators
1. Number of communication materials and events produced and disseminated	96,231	104,109
2. Percentage of the feedback survey respondents from the target audience who rated the communication materials and events as good or better	90%	90%
3. Percentage of materials and events produced as scheduled	90%	90%

C. NATIONAL PRINTING OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive and self-sustaining printing operations achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Responsive and self-sustaining printing operations achieved
NATIONAL PRINTING PROGRAM
Outcome Indicators
1. Ratio of cost operating expense against revenue / income		1:1		1:1
2. Amount and percentage increase of revenue income	₱	440,000,000 /10%	₱	572,000,000 /30%
3. Net income		18,000,000		55,000,000
Output Indicators
1. Number of printing work orders completed		1,480		1,480
2. Percentage of accuracy and completeness of printing work		95%		95%
3. Percentage of printing work orders delivered on time		95%		95%

D. NEWS AND INFORMATION BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS

DECEMBER 30, 2024	OFFICIAL GAZETTE	319
PRESIDENTIAL COMMUNICATIONS OFFICE

Public access, engagement and understanding of Presidential policies and government programs achieved
GOVERNMENT NEWS INFORMATION AND MEDIA SERVICES PROGRAM
Outcome Indicators
1. Percentage of national, provincial and foreign news stories and news photos utilized	89.00% or 42,525	100% or 48,000
2. Percentage of presidential stories and photos, transcripts, news monitoring reports and alerts and clippings utilized	100%	100%
3. Percentage of media arrangement, coordination, accreditation and assistance and press center operations rated as satisfactory or better	100%	100%
Output Indicators
1. Percentage of news, information and media services provided both locally and internationally	100% or 208,900	100% or 208,900
2. Percentage rating on news, information and media services that were provided both locally and internationally	100%	100%
3. Percentage of news, information and media services provided both locally and internationally rendered within prescribed schedule	100%	100%

E. PHILIPPINE INFORMATION AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
DEVELOPMENT COMMUNICATION PROGRAM
Outcome Indicators
1. Access rate audience of IEC materials developed	95%	95%
2. Percentage of government information officers trained who rate the training as satisfactory or better	95%	97%
3. Percentage of public who are aware / informed of government programs	90%	95%
Output Indicators
1. Percentage of IEC materials produced / disseminated within the prescribed timeframe	95%	97%
2. Percentage of training accomplished within the prescribed timeframe	95%	97%
3. Percentage of consultations held or stakeholders consulted within the prescribed timeframe	95%	95%

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F. PRESIDENTIAL BROADCAST SERVICE - BUREAU OF BROADCAST SERVICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
PUBLIC RADIO BROADCASTING PROGRAM
Outcome Indicator
1. Total number of listeners and percentage of market	300,000 (1.71%	)	300,000 (1.71%	)
Output Indicators
1. Total number of radio broadcasting hours and percentage increase from previous year	126,100 hours (0%	)	126,100 hours (0%	)
2. Number of Cities and Municipalities reached and percentage to total	120 Cities (82.76% 1,110 Municipalities (74.55%	) )	120 Cities (82.76% 1,110 Municipalities (74.55%	) )

G. PRESIDENTIAL BROADCAST STAFF (RTVM)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Public access, engagement and understanding of Presidential polices and government programs achieved
PRESIDENTIAL DOCUMENTATION AND BROADCAST MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of presidential events and activities hooked-up and aired by broadcast networks	100%	100%
2. Percentage of likes and shares of presidential events and activities through social media	90%	90%
3. Percentage of satisfactory feedback on requested video and audio materials by the broadcast networks and the general public	100%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	321
PRESIDENTIAL COMMUNICATIONS OFFICE

Output Indicators
1. Number of presidential events and activities hooked-up and aired by broadcast networks	90%	100%
2. Number of presidential events and activities posted in social media	90%	90%
3. Number of technical support provided to various agencies, local and foreign organizations and broadcast networks meeting the required broadcast quality standards on a prescibed schedule	90%	90%

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XXIX. OTHER EXECUTIVE OFFICES

A. ANTI-MONEY LAUNDERING COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Effective Anti-Money Laundering and Combating the Financing of Terrorism (AML and CFT) Regime Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Effective Anti-Money Laundering and Combating the Financing of Terrorism (AML and CFT) Regime Improved
ANTI-MONEY LAUNDERING PROGRAM
Outcome Indicator
1. Percentage of cases filed which were favorably decided by the courts	100%	100%
Output Indicators
1. Percentage of Money Laundering / Terrorist Financing (ML/TF) cases acted upon based on international and domestic requests received	100%	100%
2. Percentage of AML / CFT trainings conducted on schedule	100%	100%

B. ANTI-RED TAPE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services ensured

ORGANIZATIONAL OUTCOME

Better government services delivery by institutionalization and implementation of effective and efficient policies and practices to reduce red tape and promote ease of doing business

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Better government services delivery by institutionalization and implementation of effective and efficient policies and practices to reduce red tape and promote ease of doing business
Ease of Doing Business and Efficient Delivery of Government Services Program
Outcome Indicator
1. Number of agencies compliant to the Citizen’s Charter	1,618	10,989
Output Indicators
1. Number of agencies consulted and trained on Regulatory Management	44	40

DECEMBER 30, 2024	OFFICIAL GAZETTE	323
OTHER EXECUTIVE OFFICES

2. Percentage of complaint referred/resolved within the turnaround time	50%	90%
3. Number of reforms, policies, plans, researches, studies and position papers formulated	N/A	55
4. Number of conferences, workshops, consultative sessions conducted	N/A	180
5. Stakeholders engagement rating	85%	85%

C. CLIMATE CHANGE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Adaptive Capacity of Communities Built, Resilience of Natural Ecosystems to Climate Change Increased, and Mitigation Opportunities towards Sustainable Development Optimized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Adaptive Capacity of Communities Built, Resilience of Natural Ecosystems to Climate Change Increased, and Mitigation Opportunities towards Sustainable Development Optimized
CLIMATE CHANGE POLICY AND ADVISORY PROGRAM
Outcome Indicators
1. Percentage of National Climate Change Action Plan (NCCAP) activities programmed for implementation	84%	84%
2. Percentage of LGUs in the 18 major river basins with climate change adaptation and disaster risk reduction sensitive land use and development plans	86%	100%
Output Indicators
1. Number of plans and policies developed and issued or updated and disseminated	14	14
2. Percentage of actual capacity building activities conducted	80%	80%
3. Percentage of trainees who rate the capacity building as good or better	83%	85%
RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of research program/projects endorsed for implementation	22%	30%
2. Number of partnerships formalized with public and private stakeholders and international organizations	13	13
Output Indicators
1. Percentage of project proposals for qualification in various financial facilities endorsed for approval	33%	50%
2. Percentage of applications for funding acted upon within 21 days	77%	80%
3. Percentage of climate change research projects monitored over the last 2 years	77%	80%

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D. COMMISSION ON FILIPINOS OVERSEAS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Promotion of welfare and interest of Filipinos overseas

ORGANIZATIONAL OUTCOME

Filipinos overseas are productive, well-integrated and active in local development initiatives

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Filipinos overseas are productive, well-integrated and active in local development initiatives
OVERSEAS FILIPINO WELFARE PROGRAM
Outcome Indicators
1. Number of programs developed or reviewed or updated	137	137
2. Percentage of program beneficiaries who rated the program services as good or better	96%	98%
3. Percentage of integrated programs at least twice in the last two years	100%	100%
Output Indicators
1. Percentage of overseas Filipinos assisted who rated the services as good or better	95%	98%
2. Percentage of overseas Filipinos who are aware of the programs of the CFO	100%	100%
3. Percentage of requests for assistance responded to within 24 hours	100%	100%

E. COMMISSION ON HIGHER EDUCATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Lifelong learning opportunities for all ensured

2. Income-earning ability increased

3. Technology adoption promoted and accelerated

4. Innovation stimulated

ORGANIZATIONAL OUTCOME

Quality Tertiary Education Program to produce holistically-developed and civic-minded critical thinkers, lifelong learners innovators, job creators and entrepreneurs for inclusive growth

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Quality Tertiary Education Program to produce holistically-developed and civic-minded critical thinkers, lifelong learners innovators, job creators and entrepreneurs for inclusive growth

DECEMBER 30, 2024	OFFICIAL GAZETTE	325
OTHER EXECUTIVE OFFICES

HIGHER EDUCATION REGULATION PROGRAM
Outcome Indicators

1. Percentage of Higher Education Institutions (HEIs) with Centers of Excellence, Center of Development, with recognized flagship program, with Autonomous or Deregulated status, or with Level III or Level IV accredited programs

	18.32% (431/2,353)	18.32% (431/2,353)
2. Percentage increase of higher education graduates able to demonstrate excellence in the 21st century global knowledge economy	10.34% (62,271/602,271)	11% (73,537/668,521)
3. Percentage of HEIs subjected to reform	22.89% (452/1,975)	22.89% (452/1,975)
Output Indicators
1. Number and percentage of public and private HEIs visited/inspected/subjected to standards	1,253 (63.77%) (1,253/1,965)	1,255 (63.87%) (1,255/1,965)
2. Percentage of HEIs given incentives for offering quality higher education programs	12.48% (299/2,396)	12.52% (300/2,396)
3. Percentage of permits issued within the prescribed period	30.86% (337/1,092)	30.86% (337/1,092)
HIGHER EDUCATION DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of tertiary graduates in science, engineering, manufacturing and construction	39.61% (238,576/602,271)	39.95% (240,908/603,000)

2. Number and percentage increase of government industry-academe collaboration/cooperation on research and innovation projects and joint ventures, consultancy contracts and supervisory-faculty exchange

	420 (43.10%) (181/420)	420 (43.10%) (181/420)
3. Percentage of scholarship grantees from CHED completing their courses in priority programs	93.68% (18,091/19,312)	94% (6,196/6,592)
Output Indicators
1. Number of scholarships and student grants awarded	24,231	25,827
2. Number of faculty members provided with faculty development grants	1,692	2,055
3. Number of research, development and innovation project proposals funded	114	114

F. COMMISSION ON THE FILIPINO LANGUAGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Filipino and other Philippine languages preserved, enriched, and promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Filipino and other Philippine languages preserved, enriched, and promoted

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FILIPINO AND OTHER PHILIPPINE LANGUAGES DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of endangered Philippine languages documented, translated, and validated	26% of 23 endangered languages	30% of 23 or 7
2. Percentage of LGUs and NGAs adopting Filipino in their official correspondence	1.8% of provincial LGUs (80) and NGAs (194)	1.8%
3. Percentage of NGAs with citizen’s charter translated into Filipino	2% of NGAs	2%
Output Indicators
1. Number of historical works, cultural traditions, ethnolinguistic and government issuances translated into English or Filipino	1,770 pages	1,770 pages
2. Percentage of policy advice on language and resolutions adopted by CHED, DepEd and other stakeholders	94%	94%
3. Number of incentives, grants, and awards provided for the writing and publication of works in Philippine languages	24	25

G . DANGEROUS DRUGS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, health and safety

ORGANIZATIONAL OUTCOME

Institutionalization of the Philippine Anti-Illegal Drugs Strategy

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Institutionalization of the Philippine Anti-Illegal Drugs Strategy
DRUG ABUSE PREVENTION AND CONTROL PROGRAM
Outcome Indicator
1. Percentage increase of the number of government agencies implementing DDB policies in relation to PADS	67%	67%
Output Indicator
1. Number of DDB policies implemented by government agencies	9	9

H. ENERGY REGULATORY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

DECEMBER 30, 2024	OFFICIAL GAZETTE	327
OTHER EXECUTIVE OFFICES

ORGANIZATIONAL OUTCOME

Quality and reliability of electricity supply, and reasonable pricing ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Quality and reliability of electricity supply, and reasonable pricing ensured
ELECTRIC POWER INDUSTRY REGULATORY PROGRAM
Outcome Indicators
1. Percentage of Power Supply Agreement (PSA) and Ancillary Services Procurement Agreement (ASPA) cases with prayer for provisional authority approved or disapproved within seventy-five (75) days from filing	82%	82%
2. Percentage of applications for Certificate of Compliance (COC) approved or disapproved within sixty (60) days upon receipt of complete requirements	98%	98%
3. Percentage of Provisional Authorities to Operate (PAO) approved or disapproved within sixty (60) days upon receipt of the complete requirements for the grant of a PAO	40%	90%
Output Indicators
1. Number of audits conducted on sites and facilities (subjected to rate audits and regulatory visits)	836	1,045
2. Percentage of verified consumer cases resolved within sixty (60) days upon the time the case was submitted for resolution	70%	70%
3. Percentage of non-consumer related cases resolved / decided within sixty (60) days from the time the case was submitted for resolution	60%	70%
4. Number of new watt-hour meters tested and calibrated	1,440,000	2,100,000
5. Percentage of documents for external cases filed within the reglementary period	80%	85%
6. Percentage of applications for Retail Electricity Supplier (RES) License acted upon within sixty (60) days from the receipt of complete requirements	80%	90%
7. Percentage of consumer cases under summary procedures resolved within ninety (90) days from the time the case was filed	58%	70%

I. FILM DEVELOPMENT COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

1.	Local films quality upgraded

2.	Film heritage preserved and protected

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Local films quality upgraded
FILM INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Ratio of quality films shown to number of films produced	5:6	5:6
2. Percentage of films given awards from those provided assistance	25%	42%
3. Percentage increase in film workers provided employment over previous year	6%	6%
Output Indicators
1. Percentage of stakeholders who rate the promotional events as good or better	90%	95%
2. Percentage of films provided incentives/grants based on merit	30%	30%
3. Percentage of award winning producers, directors and actors given priority to avail of incentive/grants	50%	50%
Film heritage preserved and protected
FILM HERITAGE PRESERVATION PROGRAM
Outcome Indicators
1.Percentage of growth in archives holdings	3%	6%
2. Percentage of recoverable films made available for public viewing	0.50%	0.70%
3. Percentage of persons viewing the restored films who rate the quality of the preservation as good or better	96%	98%
Output Indicators
1.Number and percentage of films evaluated and considered for restoration	255 1% of 25,500	1,275 5% of 25,500
2. Number of audio-visual elements managed and preserved	1,500	1,500
3.Number of films restored	1	1

J. GAMES AND AMUSEMENTS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and safe professional sports and games developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Fair and safe professional sports and games developed

DECEMBER 30, 2024	OFFICIAL GAZETTE	329
OTHER EXECUTIVE OFFICES

PROFESSIONAL GAMES AND AMUSEMENTS REGULATORY PROGRAM
Outcome Indicators
1. Increase in revenue collection from off-track betting and professional sports	₱19,631,000.00		₱19,631,000.00
2. Percentage of license holders / registered entities and permit holders with two (2) or more violations recorded over the current year as a percentage of the total number of violators	100 (no violation	% )	100 (no violation	% )
Output Indicators
1. Percentage of annual inspections of licensed persons and registered entities	100%		100%
2. Percentage of enforcement actions that are resolved within seven (7) days	100%		100%
3. Percentage of licenses and permits issued within two (2) days	100%		100%

K. GOVERNANCE COMMISSION FOR GOVERNMENT-OWNED OR CONTROLLED CORPORATIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Transformed GOCC sector significantly contributing to inclusive and sustainable economic growth and development

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Transformed GOCC sector significantly contributing to inclusive and sustainable economic growth and development
GOCC REGULATORY PROGRAM
CORPORATE STANDARDS SERVICES SUB-PROGRAM
Outcome Indicator
1. GOCC Sector average score in the Corporate Governance Scorecard	60.00%	61.00%
Output Indicators
1. Percentage of GOCCs with assessed corporate governance scorecard	100.00%	100.00%
2. Development of the new Compensation and Position Classification System (CPCS)	30% completion of the compensation study	Submission of the Memorandum for the President (complete study and proposed EO) on the new CPCS to the Office of the President by the end of the year
3. Percentage of talent pool included in the shortlist submitted to the President	12.89%	37.00%
CORPORATE GOVERNANCE SERVICES SUB-PROGRAM
Outcome Indicator
1. GOCC Sector average score in the Performance Evaluation System (PES) for GOCCs	N/A	78%

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Output Indicator
1. Percentage of GOCCs with substantial submission and subjected to Performance Target Setting starting the 3rd quarter of the Year	60.00%	80.00%

L. MARAWI COMPENSATION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ensure all eligible claimants receive appropriate and fair compensation for the losses they incurred during the Marawi Siege

ORGANIZATIONAL OUTCOME

Established efficient systems and processes for receiving, processing, evaluating, and awarding compensation applications, ensuring smooth operations and effective management of the compensation program

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS

Established efficient systems and processes for receiving, processing, evaluating, and awarding compensation applications, ensuring smooth operations and effective management of the compensation program

MARAWI SIEGE VICTIMS COMPENSATION PROGRAM
Outcome Indicator
1. Percentage of eligible claims awarded and paid	1.37%	45%
Output Indicators
1. Percentage of compensation claims resolved	0.71%	45%
2. Number of claims applications received	N/A	N/A
3. Number of Marawi siege victims whose claims were evaluated	447	3,640

M. MINDANAO DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

ORGANIZATIONAL OUTCOME

Development of Mindanao coordinated and facilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Development of Mindanao coordinated and facilitated

DECEMBER 30, 2024	OFFICIAL GAZETTE	331
OTHER EXECUTIVE OFFICES

MINDANAO DEVELOPMENT PLANNING AND MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of the target development partners using the MinDA initiated plans	100%	100%
2. Percentage of policy recommendations adopted by policy makers and partners	100%	100%
3. Percentage of MinDA facilitated projects prioritized for funding	100%	100%
Output Indicators
1. Number of plans facilitated, developed, updated, and completed	46	10
2. Number of policy researches and draft policy instruments prepared	33	1
3.Number of policy recommendations advocated	11	3
4.Number of projects facilitated	426	42
MINDANAO GOVERNANCE AND INSTITUTIONAL SUPPORT PROGRAM
Outcome Indicator
1. Percentage of MinDA-initiated mechanisms for project implementation, facilitation and policy advocacy	100%	100%
Output Indicators
1. Number of resolutions, partnership agreements, endorsements and other legal mechanisms generated in support to MinDA’s development initiatives	180	44
2.Number of mechanisms capacitated and strengthened	42	40
MINDANAO INVESTMENTS PROMOTION PROGRAM
Outcome Indicators
1. Percentage of target leads from investment facilitation turned into commitments	30%	10%
2. Percentage of P-EAGA Programs and Projects implemented	100%	50%
3. Value of trade transactions facilitated for Mindanao and Palawan (under BIMP-EAGA)	$1,819,013.00	$500,000.00
Output Indicators
1. Number of investment leads facilitated for Mindanao and Palawan (under BIMP-EAGA)	24	20
2. Number of Philippine-EAGA programs and projects facilitated	58	12
3. Number of investors accessing the investment facilitation services of MinDA	40	20

N. MOVIE AND TELEVISION REVIEW AND CLASSIFICATION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Contemporary Filipino cultural values protected and promoted through the review and classification of movies, television, publicity materials, and optical media

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Contemporary Filipino cultural values protected and promoted through the review and classification of movies, television, publicity materials, and optical media

MOVIE AND TELEVISION REGULATORY AND DEVELOPMENTAL PROGRAM
Outcome Indicators
1. Percentage of entities (theaters, television networks, cable television operators, production outfits and film distributors) under MTRCB’s jurisdiction that are compliant with MTRCB rules	99%	99%
2. Increase in the level of awareness of the public on the relevance of classification system for movies and television	a. 5% increase in the number of reports/ reviews/feedbacks received from public viewers b. 5% increase in the number of participants in seminars, fora, and other information dissemination activities conducted	a. 5% increase in the number of reports/ reviews/feedbacks received from public viewers b. 5% increase in the number of participants in seminars, fora, and other information dissemination activities conducted
3. Percentage of movie, television and optical media materials that are reviewed and classified	100%	100%
Output Indicators
1. Percentage of materials submitted for classification that are acted upon within ten (10) days from receipt	100%	100%
2. Percentage of cases resolved within ninety (90) days after the last submission	96%	96%
3. Number of seminars, fora, infomercials and other information dissemination activities conducted	20	50

O. NATIONAL AMNESTY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Restoration of civil and political rights of those granted amnesty

ORGANIZATIONAL OUTCOME

Applications for amnesty efficiently processed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Applications for amnesty efficiently processed

AMNESTY GRANT PROGRAM
Outcome Indicator
1. Percentage of applications processed and submitted to the Office of the President		80%
Output Indicator
1. Number of applications evaluated within the timeline prescribed in the Rules of Procedure		100

DECEMBER 30, 2024	OFFICIAL GAZETTE	333
OTHER EXECUTIVE OFFICES

P. NATIONAL COMMISSION FOR CULTURE AND THE ARTS

P.1 NATIONAL COMMISSION FOR CULTURE AND THE ARTS (PROPER)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Arts and culture management enhanced through coordinated actions among affiliated cultural agencies Sense of nationhood and pride in being Filipino strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Arts and culture management enhanced through coordinated actions among affiliated cultural agencies

NATIONAL CULTURE AND ARTS COORDINATION PROGRAM
Outcome Indicators
1. Number and percentage increase of institutionalized culture and arts programs among affiliated cultural agencies	2 and 22 (9 institutionalized culture and arts programs)%	2 and 22%
2. Percentage of stakeholders who rated the implementation of policies on coordination as good or better	85 (100 stakeholders)%	85%
Output Indicator
1. Number of policies on coordination developed with affiliated cultural agencies for the enhancement of culture and arts management	5 policies on coordination	5 policies on coordination
Sense of nationhood and pride in being Filipino strengthened

NATIONAL CULTURE AND ARTS DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of audience for NCCA programs, events and activities	5 (124,107,000 audience reached)%	5%
2. Percentage increase in the number of participants who expressed deeper appreciation of Philippine culture and arts	5 (5,000 participants)%	5%
3. Percentage increase in average value of assets under administration	2.28% or P42 Million (P1.845 Billion)	2.28% or P42 Million
Output Indicators

1. Number of projects implemented on advancing “pagkamalikhain” value of creative excellence, strengthening culture-sensitive public governance and development, valuing our diverse culture and inculcating Filipino values for the common good

	300 projects	300 projects
2. Number of evaluation reviews of the NCCA investment	5 evaluation reviews	5 evaluation reviews

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P.2 NATIONAL HISTORICAL COMMISSION OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Management and preservation of national shrines and artifacts strengthened Awareness, appreciation and access of historical and cultural heritage increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Management and preservation of national shrines and artifacts strengthened
HISTORICAL ASSET PRESERVATION AND MANAGEMENT PROGRAM
Outcome Indicators
1. Increase in the number of historic sites and structures restored	6	15
2. Increase in the number of conserved and restored historical artifacts and objects	360	421
Output Indicators
1. Number of historical objects (monuments, shrines, sites, landmarks, relics and documents) under management	1,260	1,527
2. Percentage of restored and preserved sites open for public viewing	100%	100%
3. Percentage of visitors who rated the services of managed shrines, landmarks, and history museums as satisfactory or better	90%	90%
Awareness, appreciation and access of historical and cultural heritage increased

HISTORICAL COMMEMORATION AND PROMOTION PROGRAM
Outcome Indicators
1. Increase in the number of participants in historical commemoration and promotion events	28,561	59,500
2. Increase in the number of produced materials in various media, and published and disseminated historical works	95	161
Output Indicators
1. Number of historical commemoration and promotion events conducted	179	243
2. Percentage of requests for historical and mandate-related information met within the prescribed timeframe	90%	90%
3. Percentage of participants who rated the historical commemoration and promotion events are satisfactory or better	90%	90%

DECEMBER 30, 2024	OFFICIAL GAZETTE	335
OTHER EXECUTIVE OFFICES

P.3 NATIONAL LIBRARY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Collection, access, and preservation of library resources increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Collection, access, and preservation of library resources increased

NATIONAL LIBRARY PROGRAM
Outcome Indicator
1. Average number of daily library users	500 min, 600 max	6,680
Output Indicators
1. Number of new library materials acquired	290,000 volumes	682,500 volumes
2. Number of Filipiniana materials preserved	144,624,322 pages	146,389,115 pages
3. Number of research/publications produced	6	14

LIBRARY EXTENSION PROGRAM
Outcome Indicator
1. Percentage increase in users of extension/ affiliated (public) libraries	5% (48,421)	8% (284,717)
Output Indicators
1. Number of extension libraries supported	1,700 public libraries	1,810 public libraries
2. Number of extension libraries established	15 public libraries	46 public libraries

P.4 NATIONAL ARCHIVES OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Management of Government Records Strengthened

Awareness, Appreciation and Access to Archival Records Strengthened

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Management of Government Records and Strengthened

GOVERNMENT RECORDS AND MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of government agencies/offices with approved/updated Records Disposition Schedule	338 offices	4% (15 offices)
2. Number and percentage of government agencies/ offices with Records Disposition System implemented	4,315 offices	1,082 offices /25.08%
Output Indicators
1. Number and percentage increase of agencies/ offices provided with technical assistance	72 agencies/4.80%	72 agencies/4.80%
2. Percentage of requests for authority for disposition of records approved	90%	85%

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Awareness, Appreciation and Access to Archival Records Strengthened

GOVERNMENT ARCHIVES ADMINISTRATION PROGRAM
Outcome Indicators
1. Percentage increase in the number of records served to general public	17%/2,011 (12,061)	48%/5,789(17,850)
2. Percentage increase of users who rated services as good or better	335% or 8,340 total users	2% /167(8,507)
Output Indicators
1. Number of pages of archival holdings processed	2,000,000 pages	2,000,000 pages
2. Number of pages of damaged records restored	6,219 pages	6,219 pages
3. Number of promotional activities through printed publication, exhibits, and other media	5 promotional activities	5 promotional activities

Q. NATIONAL COMMISSION OF SENIOR CITIZENS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Supportive and enabling environment for the elderly ensured and promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Supportive and enabling environment for the elderly ensured and promoted

SENIOR CITIZENS POLICY DEVELOPMENT AND PLANNING PROGRAM
Outcome Indicator
1. Percentage of formulated policies and plans for senior citizens that are adopted and implemented by LGUs , NGAs, Senior Citizen Organizations and Development Partners	50%	50%
Output Indicator
1. Number of policies and plans for senior citizens updated and formulated	4 policies and plans	4 policies and plans

SENIOR CITIZENS ACTION FOR DEVELOPMENT AND NATION BUILDING PROGRAM
Outcome Indicator
1. Percentage of trained senior citizens with improved socio-economic activities	20%	20%

DECEMBER 30, 2024	OFFICIAL GAZETTE	337
OTHER EXECUTIVE OFFICES

Output Indicator
1. Number of consultations, trainings, and information, education and communication (IEC) activities conducted	30 activities	30 activities

SENIOR CITIZENS WELFARE DEVELOPMENT SERVICES PROGRAM
Output Indicator
1. Number of octogenarians, nonagenarians and centenarians provided with cash gift	275,342	275,342

R. NATIONAL COMMISSION ON INDIGENOUS PEOPLES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Philippine culture and values promoted

2.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved

ORGANIZATIONAL OUTCOME

Indigenous Cultural Communities /Indigenous Peoples’ (ICCs / IPs) Rights Recognized, Respected, Promoted and Protected

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs)/PERFORMANCE INDICATORS (PIs)	BASELINE	2025 Targets
Indigenous Cultural Communities /Indigenous Peoples’ (ICCs / IPs) Rights Recognized, Respected, Promoted and Protected
ANCESTRAL DOMAINS PROGRAM
Outcome Indicators
1. Percentage of increase in the number of Ancestral Domains (ADs)/Ancestral Lands (ALs) recognized and delineated	11%	11%
2. Percentage of increase in the number of ICCs/IPs assisted in the plan formulation	7%	7%
Output Indicators
1. Number of Certificate of Ancestral Domain Title (CADT)/Certificate of Ancestral Land Title (CALT) applicatios that progressed to the next stage	222	222
2. Number of plan formulation that progressed to the next phase	110	110
SELF-GOVERNANCE AND EMPOWERMENT PROGRAM
Outcome Indicator
1. Percentage of IP clients who rated the intervention for self-governance and empowerment as satisfactory or better	90%	90%
Output Indicator
1. Percentage of clients served	95%	95%
SOCIAL JUSTICE AND HUMAN RIGHTS PROGRAM
Outcome Indicator
1. Percentage of IP clients who rated the intervention for social justice and human rights as satisfactory or better	90%	90%

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Output Indicator
1. Percentage of clients served	95%	95%

CULTURAL INTEGRITY PROGRAM
Outcome Indicator
1. Percentage of IP clients who rated the intervention for cultural integrity as satisfactory or better	90%	90%
Output Indicator
1. Percentage of clients served	95%	95%

S. NATIONAL INTELLIGENCE COORDINATING AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Relevant intelligence on national security issues and concerns expeditiously communicated to the President and the National Security Council

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant intelligence on national security issues and concerns expeditiously communicated to the President and the National Security Council

NATIONAL INTELLIGENCE MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of intelligence reports utilized by National Security Council/National Security Adviser in his report to the President	90%	90%
2. Percentage of actionable intelligence provided to law enforcement units that led to positive results	100%	100%
3. Percentage of information provided to requesting agencies served as basis in the effective implementation of their mandated functions	100%	100%
Output Indicators
1. Percentage of intelligence reports and estimates for the President, Cabinet, National Security Council, National Security Adviser, and/or law enforcement units produced and disseminated within the prescribed timeframe	100%	100%
2. Percentage of government security services (Records Check, Background Investigation, Recommendation for the Grant of Security Plates, Security Survey, Security Inspection and Audit) provided within requested time	100%	100%
3. Percentage of inputs to policy and decision-making are disseminated within five (5) days	100%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	339
OTHER EXECUTIVE OFFICES

T. NATIONAL SECURITY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Relevant, responsive, timely and accurate national security policy advice provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Relevant, responsive, timely and accurate national security policy advice provided

NATIONAL SECURITY POLICY ADVISORY PROGRAM
Outcome Indicator
1. Percentage of policy research and strategic studies adopted by the President and the Cabinet Cluster on Security	100%	100%
Output Indicators
1. Number of reports planned/targeted for the year addressing the National Security Policy (NSP) objectives completed	15,434	15,434
2. Percentage of policy research and strategic studies rated by the stakeholders as satisfactory or better	100%	100%
3. Percentage of real time national security related presidential situational awareness reports submitted within the prescribed timeframe	100%	100%

NATIONAL SECURITY MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage increase in national security institutional exchanges/linkages/strategic relations established and sustained	100%	100%
Output Indicators
1. Number of essential elements of information levied to the intelligence sector through NICA	548	548
2. Percentage of clientele who rated the real-time coordination of national intelligence requirements as satisfactory or better	100%	100%

U. OFFICE OF THE PRESIDENTIAL ADVISER ON PEACE, RECONCILIATION AND UNITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

ORGANIZATIONAL OUTCOME

Negotiated political settlement of all internal armed conflicts achieved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Negotiated political settlement of all internal armed conflicts achieved

TECHNICAL ADVISORY AND SUPPORT SERVICES ON THE COMPREHENSIVE PEACE PROCESS PROGRAM
Outcome Indicators
1. Percentage of completion of delivery of the components of the Annex on Normalization namely security, socioeconomic component, confidence-building measures and transitional justice and reconciliation	16%	20%
2. Percentage completion of the implementation of remaining commitments under the Final Peace Agreement (FPA)	50%	70%
3. Percentage completion of the implementation of agreements	50%	50%
4. Number of women beneficiaries provided with National Action Plan on Women, Peace and Security (NAP-WPS) interventions	500	600
Output Indicators
1. Number of mechanisms reconstituted and operationalized for the implementation of the Comprehensive Agreement on the Bangsamoro (CAB)	19	20
2. Number of mechanisms for the implementation of GPH-MNLF peace agreement established and operationalized	3	10
3. Number of mechanisms supporting the transition of non-state armed groups (NSAGs) into legitimate political or socioeconomic organizations established and/or operationalized	28	29
4. Number of localized NAP-WPS implemented	20	20

V. OPTICAL MEDIA BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Optical	Media Industry effectively regulated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Optical Media Industry effectively regulated

OPTICAL MEDIA INDUSTRY REGULATORY PROGRAM
Outcome Indicators
1. Maintain the Philippine status of not being included in the 301 Watchlist (USTR)	Not to be included in 301 Watchlist (USTR)	Not to be included in 301 Watchlist (USTR)
Output Indicators
1. Percentage of registrations and licenses acted upon within the prescribed timeframe	97.81%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	341
OTHER EXECUTIVE OFFICES

2. Number and percentage of Inspection Orders served on optical media establishments acted upon within the prescribed timeframe	2,644 98.19%	3,000 100%
3. Percentage of:
a. Administrative cases filed/charged within fifteen (15) days; and	100%	100%
b. Clearances issued within the day	100%	100%

W. PHILIPPINE COMPETITION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Consumer welfare enhanced

2.	Market efficiency improved

ORGANIZATIONAL OUTCOME

Philippine Competition Act, which prohibits anti-competitive agreements, abuse of dominant position, and anti-competitive mergers and acquisitions enforced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Philippine Competition Act, which prohibits anti-competitive agreements, abuse of dominant position, and anti-competitive mergers and acquisitions enforced

COMPETITION POLICY ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage of mergers and acquisitions transactions under Phase II and/or motu proprio review resolved within the reglementary period	100%	100%
2. Percentage of proceedings on anti-competitive agreements and/or abuses of dominance resolved within the reglementary period	N/A	100%
3. Percentage of advocacy and communication activities rated “satisfactory” or better by stakeholders Output Indicators		90%
1. Number of advocacy and communication activities completed	35	34
2. Percentage of complaints and competition-related issues investigated or studied	100%	100%
3. Percentage of mergers and acquisitions transactions under Phase I Review resolved within the reglementary period	100%	100%

X. PHILIPPINE DRUG ENFORCEMENT AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Supply of drugs suppressed

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Supply of drugs suppressed
DANGEROUS DRUGS SUPPLY REDUCTION AND SUPPRESSION PROGRAM
Outcome Indicator
1. Percentage decrease in Drug Personality	1,700 Target Listed Drug Personality	10% Reduction of Annual Target List
Output Indicators
1. Percentage of high value targets (HVTs) arrested in total arrests	Total number of arrests	60% of Total PDEA-initiated arrests are HVTs in PDEA- initiated operations
2. Number of High Impact Operations (HIOs) conducted and % to total operations conducted during the year	325	500 of total operations are HIOs
3. Percentage of drug-related information and reports acted upon which resulted to anti-drug operations	Total drug-related information and reports acted upon resulted to anti- drug operations	60% total drug-related information and reports acted upon resulted to anti-drug operations

Y. PHILIPPINE RACING COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and safe horse racing industry developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Fair and safe horse racing industry developed
HORSE RACING INCENTIVE PROGRAM
Outcome Indicators
1. Projected government revenue generated from gross sales	P 1,200,000,000	P 800,000,000
2. Generated Direct Employment	1,500	1,465
Output Indicators
1. Number of races conducted as scheduled according to standards	45 stakes races	45 stakes races
2. Amount of prize money and percentage of paid within three (3) days after the race	P 110 million @100%	P 110 million @ 100%
HORSE RACING REGULATORY PROGRAM
Outcome Indicators
1. No. of license holders with one (1) or more recorded violations in the last three years	200 individuals	200 individuals
2. Decrease in the number of accidents	5% decrease	5% decrease based on 30 cases

Output Indicators
1. Number of applicants for registration, permits, and licenses acted upon within one (1) month	4,000	4,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	343
OTHER EXECUTIVE OFFICES

2. Number of inspections and investigations undertaken	150	150
3. Percentage of enforcement actions undertaken and resolved as a percentage of the total number of violations	100%	100%

Z. PHILIPPINE SPACE AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Enhanced national security, ecological integrity, economic opportunities and evidence-based decision-making from Space Science, Technology and Applications (SSTA) utilization, capacity-building, innovations and workforce

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS

Enhanced national security, ecological integrity, economic opportunities and evidence-based decision-making from Space Science, and Technology Applications (SSTA) utilization, capacity-building, innovations and workforce

SPACE SCIENCE AND TECHNOLOGY APPLICATIONS (SSTA) PROGRAM
Outcome Indicator
1. Percentage increase of space researchers, scientists and engineers (RSE) working in space related projects or activities in the public and private sector	10%	5%
Output Indicators
1. Number of research works, projects, plans, policies, cooperation agreements, products and services designed, implemented, completed, disseminated and evaluated by the PhilSA in line with the KDAs of the Philippine Space Policy.	1	3,000
2. Number of institutions and individuals that have benefited from grants, scholarships, training, education and public awareness programs of the PhilSA.	90	2,500
3. Percentage of request for technical assistance provided within the described time frame	90%	90%

AA. PHILIPPINE SPORTS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

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ORGANIZATIONAL OUTCOME

Participation in local and international sports competition and source of Filipino athletic talents increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Participation in local and international sports competition and source of Filipino athletic talents increased
AMATEUR SPORTS DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of grassroots athletes competing in the Philippine National Games and Batang Pinoy Games	20,048	17,660
2. Number of Filipinos participating in Sports-for-All activities	150,079	187,230
3. Number of national athletes participating in international and national competitions	1,582	1,973
Output Indicators
1. Number of LGUs sending delegates in PSC competitions	358	130
2. Number of promotional events/activities held	92	80
3. Number of national athletes and coaches supported	1,059 ave.	1,191 ave.

AB. PRESIDENTIAL LEGISLATIVE LIAISON OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

The Presidential policy reform agenda and the Administration’s program of governance promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
The Presidential policy reform agenda and the Administration’s program of governance promoted
LEGISLATIVE POLICY REFORMS AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of measures in the President’s Legislative Priorities shepherded towards the advance stages of the legislative process	100%	N/A
2. Percentage of measures in the President’s Legislative Priorities harmonized within the executive branch and shepherded in various stages of the legislative process	100%	70%
3. Percentage of other congressional measures harmonized and made consistent with the standards and policies of the Administration	100%	N/A
4. Percentage of other congressional measures outside the President’s Legislative Priorities harmonized and made consistent with the standards and policies of the Administration	100%	70%

DECEMBER 30, 2024	OFFICIAL GAZETTE	345
OTHER EXECUTIVE OFFICES

5. Percentage of issues addressed to enhance executive-legislative relations	100%	80%
Output Indicators
1. Number of advisories/reports relative to legislative/congressional concerns prepared and submitted to the President/Cabinet	2,386	3,256
2. Number of interventions employed which led to consensus among stakeholders and the harmonization of pending measures in Congress with the policies of the Administration	4,476	3,588
3. Number of presidential activities/engagements with legislators and other stakeholders facilitated	1,020	1,223

AC. PRESIDENTIAL MANAGEMENT STAFF

STRATEGIC OBJECTIVES

SECTOR OUTCOME

A well-supported Presidency towards the attainment of sustainable development, security and resiliency outcomes

ORGANIZATIONAL OUTCOME

Responsive staff support for the Presidency and facilitation work on Presidential priorities and directives

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Responsive staff support for the Presidency and facilitation work on Presidential priorities and directives
PRESIDENTIAL STAFF SUPPORT PROGRAM
Output Indicators
1. Percentage of briefers and/or profiles for Presidential engagements submitted	100%	100%
2. Percentage of directive monitoring reports submitted	100%	100%
3. Percentage of Presidential engagement managed	100%	100%

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XXX. THE JUDICIARY

A. SUPREME COURT OF THE PHILIPPINES AND THE LOWER COURTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Independent, Effective and Efficient Administration of Justice

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Independent, Effective and Efficient Administration of Justice

ADJUDICATION PROGRAM
Output Indicators
1. Number of resolutions/decisions
Supreme Court	6,000	6,000
Regional Trial Courts	241,800	266,566
Metropolitan Trial Courts	52,668	71,442
Municipal Trial Courts in Cities	76,814	87,241
Municipal Circuit Trial Courts	34,591	37,462
Municipal Trial Courts	30,574	35,119
Shari’a District Courts	54	61
Shari’a Circuit Courts	961	1,021
Child and Family Courts	33,380	42,164
2. Disposition rate of the courts
Supreme Court	39%	38%
Regional Trial Courts	40%	42%
Metropolitan Trial Courts	50%	60%
Municipal Trial Courts in Cities	51%	53%
Municipal Circuit Trial Courts	55%	57%
Municipal Trial Courts	51%	55%
Shari’a District Courts	25%	25%
Shari’a Circuit Courts	51%	51%
Child and Family Courts	34%	40%

B. PRESIDENTIAL ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of Presidential and Vice Presidential electoral cases/contests achieved

DECEMBER 30, 2024	OFFICIAL GAZETTE	347
THE JUDICIARY

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Fair and speedy resolution of Presidential and Vice Presidential electoral cases/contests achieved
ADJUDICATION OF PRESIDENTIAL AND VICE PRESIDENTIAL ELECTORAL PROTEST PROGRAM
Output Indicators
1. Number of pleadings filed and acted upon	80	80
2. Percentage of contested ballots reviewed and appreciated before expiration of the term of office contested	10%	10%
3. Number of case disposals	0	0

C. SANDIGANBAYAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME(S)

1.	People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

2.	Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgment of graft and corrupt practices committed by public officials and employees independently, effectively and efficiently rendered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Judgment of graft and corrupt practices committed by public officials and employees independently, effectively and efficiently rendered
SANDIGANBAYAN ADJUDICATION PROGRAM
CASE MANAGEMENT SUB-PROGRAM
Output Indicators
1. Number of total cases processed (filed, docketed, raffled, assigned and calendared)	5,640	5,640
2. Percentage reduction in aging of court cases from filing to disposition	6.26%	6.26%

CASE DISPOSITION MANAGEMENT SUB-PROGRAM
Output Indicator
1. Percentage of cases disposed	353 (6.26%)	353 (6.26%)

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D. COURT OF APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgment of cases independently, effectively and efficiently rendered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Judgment of cases independently, effectively and efficiently rendered
APPELLATE ADJUDICATION PROGRAM
Outcome Indicators
1. Resolution rate of cases	46%	46%
2. Rate of reduction of aging of cases from filing to disposition	5%	5%
3. Percentage of court users who believe court is accessible, accurate, timely, knowledgeable and courteous service	95%	95%
Output Indicators
1. Number of cases disposed	14,520	14,000
2. Percentage of cases filed this year that were disposed	17%	17%

E. COURT OF TAX APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgment of tax cases independently, effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Judgment of tax cases independently, effectively and efficiently administered
TAX APPELLATE ADJUDICATION PROGRAM
Outcome Indicator
1. Percentage of cases disposed of over cases filed	79.82%	79.82%
Output Indicators
1. Number of cases received/handled	1,794	1,794
2. Number of cases disposed	352	352

DECEMBER 30, 2024	OFFICIAL GAZETTE	349
CIVIL SERVICE COMMISSION

XXXI. CIVIL SERVICE COMMISSION

A. CIVIL SERVICE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Improved quality of civil servants

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Improved quality of civil servants
CIVIL SERVICE HUMAN RESOURCE GOVERNANCE PROGRAM
CIVIL SERVICE HR POLICY AND INFORMATION MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage of the number of CSC website users who rated their experience at least Very Satisfactory	N/A	70%
2. Percentage of stakeholders who rate the policies as satisfactory or better	85%	85%
3. Number of agencies meeting Maturity Level 2, 3, or 4 in all HR areas (Bronze/Silver/Gold-Level Award)	93	124
Output Indicators
1. Number of HRM System recognized	313	436
2. Number of agencies meeting Maturity Level 2 in RSP and PM	60	129
3. Timely updating of Government Human Resource Inventory	2018 IGHR posted in the CSC website on July 26, 2019	IGHR as of June 2025 released on August 31, 2025
4. Percentage of authenticated copies of requested records issued within prescribed time	100%	100%
PUBLIC ASSISTANCE SUB-PRORGRAM
Outcome Indicators
1. Complaints resolution rate	90%	N/A
2. Customer feedback resolution rate	N/A	75%
Output Indicator
1. Complaints referral rate	100%	N/A
2. Customer feedback referral rate	N/A	90%
CIVIL SERVICE PROFESSIONALIZATION AND WORKPLACE COOPERATION PROGRAM
CIVIL SERVICE PROFESSIONALIZATION SUB-PROGRAM
Outcome Indicator
1. Percentage of appointments acted upon	55%	75%

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Output Indicators
1. Number of days of the release of results/list of passers/ eligibles of the Career Service Examination via Pen-and-Paper	N/A	Volume of examinees: a. Aggregate of up to 300k: 59 days b. For every 5k in excess of the 300k: 1 day
2. Number/percentage increase in the pool of eligibles	12,816	N/A
3. Number of slots made available for examinees of various Civil Service Eligibility Examinations	N/A	510,000
4. Efficiency rate in the grant of eligibility under special laws and CSC issuances	N/A	75%
CIVIL SERVICE CAPABILITY BUILDING SUB-PROGRAM
Outcome Indicator
1. Number of agencies reporting application of learning (Level 3 Learning & Development Evaluation)	30	59
Output Indicator
1. Number of civil servants trained	N/A	75,000
PUBLIC SECTOR UNIONISM SUB-PROGRAM
Outcome Indicator
1. Percentage of CNA-related disputes resolved through amicable settlement	51%	N/A
2. Percentage of application for CNA registration acted upon within the prescribed timeframe	N/A	85%
Output Indicators
1. Number of agencies with accredited public sector unions	1,079	1,222
2. Number of accredited PSUs with CNAs	1,010	N/A
3. Percentage of petitions for accreditation of employees’ organization acted upon within the prescribed timeframe from receipt of DOLE verification	N/A	80%
ADMINISTRATIVE JUSTICE PROGRAM
Outcome Indicator
1. Percentage of cases decided	60%	44%
Output Indicators
1. Percentage of promulgated cases decided within one year from filing	75%	N/A
2. Case decongestion rate	N/A	36%

DECEMBER 30, 2024	OFFICIAL GAZETTE	351
CIVIL SERVICE COMMISSION

B. CAREER EXECUTIVE SERVICE BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Competent, motivated, agile, efficient, resilient public service and practice of good governance

ORGANIZATIONAL OUTCOME

Merit and Fitness system for Career Executive Service Officers strengthened and pool of globally competitive Career Executive Service Officers sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Merit and Fitness system for Career Executive Service Officers strengthened and pool of globally competitive Career Executive Service Officers sustained
CAREER EXECUTIVE SCREENING AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of CES positions occupied by CESOs and CES eligibles	50%	50%
Output Indicators
1. Percentage of qualified and commendable officials recommended for appointment/adjustment in CES rank within one (1) month from submission of complete requirements	100%	100%
2. Percentage of officials with complete ratings processed within 30 days after the closing of online submission for all government agencies	100%	100%
3. Percentage of participants rating the training programs conducted at least very satisfactory	90%	90%

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XXXII. COMMISSION ON AUDIT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public accountability upheld and efficiency, economy and effectiveness of government programs improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Public accountability upheld and efficiency, economy and effectiveness of government programs improved

GOVERNMENT AUDITING PROGRAM

NATIONAL GOVERNMENT AUDITING SUB-PROGRAM
Outcome Indicators
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission	100%	100%
2. Percentage of audit recommendations agreed to be implemented by the management	51%	60%
Output Indicators
1. Number of Government Audit Reports transmitted within the reglementary period	195	323
2. Number of transmitted Annual Audit Reports (AARs) published in the COA website	189	320

CORPORATE GOVERNMENT AUDITING SUB-PROGRAM

Outcome Indicators
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission	92.41%	100%
2. Percentage of audit recommendations agreed to be implemented by the management	60%	60%
Output Indicators
1. Number of Government Audit Reports transmitted within the reglementary period	114	586
2. Number of transmitted Annual Audit Reports (AARs) published in the COA website	113	584
LOCAL GOVERNMENT AUDITING SUB-PROGRAM
Outcome Indicators
1. Percentage of the number of prepared audit reports

DECEMBER 30, 2024	OFFICIAL GAZETTE	353
COMMISSION ON AUDIT

transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission	100%	100%
2. Percentage of audit recommendations agreed to be implemented by the management	55%	60%
Output Indicators
1. Number of Government Audit Reports transmitted within the reglementary period	1,693	1,746
2. Number of transmitted Annual Audit Reports (AARs) published in the COA website	1,685	1,746

SPECIAL AUDIT SUB-PROGRAM

Outcome Indicators
1. Percentage of settlement of over/under remittance in the collection of levies	10%	10%
2. Percentage of complaints/requests for audit acted upon vs. complaints/requests received	80%	80%
Output Indicators
1. Number of Fraud Case Evaluation Reports (FCER) submitted by teams from FAO	160	160
2. Number of Fraud/Special/Performance Audit Reports released to audited agencies	18	17
3. Number of Notices of Disallowance (NDs)/Notices of Charge (NCs) issued to agencies	158	158
4. Number of Performance Audit Reports published in the COA website	1	5

TECHNICAL SERVICES AND SYSTEMS AUDIT SUB-PROGRAM

Outcome Indicators
1. Percentage of Technical Evaluation/Inspection/ Appraisal Reports recommendations transmitted	100%	100%
2. Percentage of Information System (IS)/Information Technology (IT) audit/evaluation recommendations accepted and implemented by the auditees	50%	50%
3. Percentage of Assessment recommendations accepted by the internal audit unit/services/ management of government agencies	50%	50%

Output Indicators
1. Number of Technical Evaluation Reports rendered	7,666	7,625
2. Number of Inspection Reports rendered	6,676	7,527
3. Number of Appraisal Reports rendered	763	858
4. Number of IS/IT audits/evaluation reports rendered and transmitted to Management/COA Auditors of government agencies	12	21
5. Number of Assessments Reports rendered and transmitted to internal audit unit/services/ COA Auditors of government agencies	4	9

GOVERNMENT ACCOUNTANCY PROGRAM

Outcome Indicators
1. Percentage of Annual Financial Reports (AFRs) for National Government,

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Local Government and GOCCs and Annual Report on Appropriations, Allotments, Obligations and Disbursements (ARAAOD) submitted/transmitted to the Office of the President and Congress on or before September 30 and April 30, respectively	100%	100%
2. Percentage implementation of accounting standards developed/promulgated/disseminated	73%	90%
3. Percentage of increase in the number of agencies using COA-developed computerized applications on government accounting and financial management which submitted their financial statements and other reports for external audit within three to six months of the end of the year	1.81%	52%
Output Indicators
1. Number of Annual Financial Reports (AFRs) and Annual Report on Appropriations, Allotments, Obligations and Disbursements (ARAAOD) submitted to the Office of the President and Congress on or before September 30 and April 30, respectively	4	4
2. Number of agency users trained and assisted on the use of the COA-developed computerized systems on government accounting and financial management	2,240	2,240
3. Number of government accounting standards, policies, rules and regulations formulated and developed for implementation in government agencies	5	4
4. Percentage of agencies with request which implemented COA-developed computerized systems on government and financial management	60%	100%
GOVERNMENT FINANCIAL ADJUDICATION PROGRAM
Outcome Indicators
1. Percentage of COA Decisions affirmed by the Supreme Court	50%	50%
2. Percentage of the cases decided at the Cluster/Regional level vis-à-vis total cases outstanding	30%	30%
3. Percentage of COA Orders of Execution (COE) issued	2.5%	2.5%
4. Percentage of Notice of Finality of Decisions with COE isssued at the level of Cluster Director and Auditor	100%	100%
Output Indicators
1. Number of cases decided	625	935
2. Number of COA Orders of Execution (COE) issued	30	30
3. Number of COA Comments/Pleadings to Certiorari petitions prepared	16	16

DECEMBER 30, 2024	OFFICIAL GAZETTE	355
COMMISSION ON ELECTIONS

XXXIII. COMMISSION ON ELECTIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Free, orderly, honest and credible political exercises

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Free, orderly, honest and credible political exercises
ELECTION ADMINISTRATION PROGRAM
VOTER EDUCATION AND REGISTRATION MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage increase of new registrants during registration period	4.58% (EBAD)	2.44% (EBAD)
	0.13% (OFOV)	0.09% (Half month of December
2025 OV Registration)
2. Percentage of cleansed database of registered voters	100% (EBAD)	100%
Output Indicators
1. Number of voters education/information campaigns conducted	189 (EID)	200 (EID)
	22,070 (Field Offices)	31,521 (Field Offices)
2. Number of applications for registration, transfer of registration records, change/correction of entries, reactivation, and reinstatements/inclusions filed and acted upon	4,234,906 (1,829,637 new registrants 15-17 yrs. old)	3,465,411 (1,811,071 new registrants 15-17 yrs. old)
	(2,405,269 new registrants	(1,654,340 new registrants
	18 yrs. old and above)	18 yrs. old and above)
	1,373 (OFOV)	1,127 (Half month of December
2025 OV Registration)
3. Number of registration records cancelled (death), deleted (AFIS and double entry), deactivated and reactivated	1,533,295 (EBAD)	462,648 (EBAD)
ELECTORAL SUPERVISION AND MONITORING SUB-PROGRAM
Outcome Indicator
1. Range of voters turnout	84.1% (2022 NLE)	80% (2025 NLE)
70% - 73% (2025 Barangay Elections)
65% - 68% (2025 SK Elections)
75% - 80% (other elections and plebiscites)
Output Indicators
1. Number of elections held (for years with election)	6	3 (2025 NLE and 2025 Barangay and
SK Elections)
2. Number of command conferences/meetings/discussions conducted with election stakeholders/deputies/media	14	200
ELECTORAL ENFORCEMENT AND ADJUDICATION PROGRAM
Outcome Indicator
1. Increase in percentage of electoral protests resolved within an election cycle	59%	37.50%

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Output Indicators
1. Number of cases filed:
- Election protest cases, election appeal cases	112	81
- Special action cases	132	100
- Special proceedings	7	2
- Election matters	189	120
- Special cases	10	3

2. Number of cases resolved:
- Election protest cases, election appeal cases	144	54
- Special action cases	556	150
- Special proceedings	19	6
- Election matters	71	50
- Special cases	32	1

DECEMBER 30, 2024	OFFICIAL GAZETTE	357
OFFICE OF THE OMBUDSMAN

XXXIV. OFFICE OF THE OMBUDSMAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME(S)

1. People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2. Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Reduced incidence and impact of corruption and red tape

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Reduced incidence and impact of corruption and red tape
ANTI-CORRUPTION INVESTIGATION PROGRAM
Outcome Indicator
1. Percentage of completed case build-up reports and fact-finding investigations and/or lifestyle checks resulting in the filing of criminal and/or administrative cases	8.01%	10.00%
Output Indicators
1. Percentage of case build-up reports and fact-finding investigations and/or lifestyle checks completed	20.51%	21.00%
2. Percentage of criminal and forfeiture cases investigated and resolved	40.01%	41.00%
3. Percentage of criminal and forfeiture cases investigated and resolved within a one-year period	17.01%	26.00%
ANTI-CORRUPTION ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage of criminal and civil cases tried in court not resulting in an approved demurrer to evidence	12.01%	21.00%
2. Percentage of criminal and civil cases decided by the court resulting in conviction of at least 1 accused	25.01%	28.00%
Output Indicators
1. Percentage of administrative cases adjudicated	40.01%	41.00%
2. Percentage of administrative cases adjudicated within a one-year period	16.01%	27.00%
OMBUDSMAN PUBLIC ASSISTANCE PROGRAM
Outcome Indicator
1. Percentage of frontline service feedback with a rating of at least very satisfactory	80.01%	81.00%

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Output Indicator
1. Percentage of requests for assistance and grievances resolved or acted upon within the prescribed time	77.01%	78.00%
CORRUPTION PREVENTION PROGRAM
Outcome Indicator
1. Percentage of satisfied integrity promotion program beneficiaries	80.01%	81.00%
Output Indicator
1. Number of integrity and anti-corruption advocates capacitated and mobilized	10,010	6,000

DECEMBER 30, 2024	OFFICIAL GAZETTE	359
COMMISSION ON HUMAN RIGHTS

XXXV. COMMISSION ON HUMAN RIGHTS

A. COMMISSION ON HUMAN RIGHTS (CHR)

STRATEGIC OBJECTIVES

SECTOR OUTCOME(S)

1.	People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2.	Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME(S)

1.	Violations of human rights effectively addressed and remedied

2.	Human rights culture evolved and sustained

3.	Human rights mechanism strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Violations of human rights effectively addressed and remedied
HUMAN RIGHTS PROTECTION PROGRAM
Outcome Indicators
1. Percentage of resolved human rights violations cases finally disposed resulting in victims’ access to remedies	85%	90%
2. Percentage of clients who are satisfied with the quality and timeliness of the delivery of protection services	96%	97%
Output Indicators
1. Percentage of human rights cases finally disposed within the prescribed period	95%	95%
2. Percentage of claims for financial assistance processed within the prescribed period	94%	98%
3 Percentage of investigated cases of human rights violations	31%	35%
4. Percentage of programmed visitations on jails/detention centers implemented	85%	88%
Human rights culture evolved and sustained
HUMAN RIGHTS PROMOTION PROGRAM
Outcome Indicator
1. Percentage of participants who passed the post training test	95%	98%
Output Indicators
1. Percentage of programmed trainings, education activities and information campaigns implemented	95%	98%
2. Percentage of programmed IEC materials developed and disseminated	95%	98%

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Human rights mechanism strengthened
HUMAN RIGHTS POLICY ADVISORY PROGRAM
Outcome Indicator
1. Percentage of policy issuances that have incorporated or used human rights policy issuances	60%	65%
Output Indicators
1. Number of programmed policy issuances submitted/released according to target	48	50
2. Percentage of treaty reports and human rights situationer reports issued/submitted on or before prescribed date	90%	90%

B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Establishment, restoration, preservation of the Memorial/Museum/Library/Compendium developed and sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Establishment, restoration, preservation of the Memorial/Museum/ Library/Compendium developed and sustained
HUMAN RIGHTS EDUCATION PROGRAM
Outcome Indicator
1. Percentage of visitors and patrons that rated the museum services as satisfactory or better	75%	76%
Output Indicator
1. Percentage of programmed exhibitions, educational activities websites, offsite shrines, trainings, and information campaigns implemented	70%	90%

DECEMBER 30, 2024	OFFICIAL GAZETTE	361
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

XXXVI. BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

A. DEPARTMENT OF AGRICULTURE

A.1. NATIONAL DAIRY AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Growth and competitiveness of the dairy sector enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Growth and competitiveness of the dairy sector enhanced
DAIRY INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increment in annual milk value of small hold farmers from previous years	P226,291.89	2.62% (P253,127.89)
2. Percent coverage of NDA-assisted suppliers to the demand of the National Milk Program	27.32%	45.00%
Output Indicators
1. Number of dairy farmers/cooperatives trained	2,206	1,885
2. Total dairy animals inventory accumulated through build-up of existing local animals and animal infusion in dairy areas	75,809	90,134
3. Number of NDA-assisted Processors who are suppliers to the Milk Feeding Program	34	50
4. Volume of milk produced (million liters)	22.83	33.01

A.2. NATIONAL FOOD AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Market efficiency improved

ORGANIZATIONAL OUTCOME

Food security for rice and corn ensured

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Food security for rice and corn ensured
BUFFER STOCKING PROGRAM
Outcome Indicator
1. Rate of compliance to the Strategic Rice Reserve at national level	100% (9 days)	100% (9 days)
Output Indicators
1. Volume of domestic palay procured (metric tons)	300,000 MT	300,000 MT
2. Percentage of total stored stocks maintained in good and consumable condition	99.50%-100%	99.50%-100%

A.3. PHILIPPINE COCONUT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

Economic opportunities in agriculture, forestry and fisheries expanded

ORGANIZATIONAL OUTCOME

Growth and Competitiveness of the Coconut and Oil Palm Industry Enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Growth and Competitiveness of the Coconut and Oil Palm Industry Enhanced
COCONUT INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase in average annual (gross) income of PCA-assisted farmers per hectare	P23,000	P60,000
2. Average nut yield of coconut palms per year (nuts/tree/year)	64	90
COCONUT ENTERPRISE DEVELOPMENT (COED) SUBPROGRAM
Output Indicator
1. Number of hectares intercropped with coconut maintained or operationalized	1,117 (2021)	no data provided
COCONUT PRODUCTIVITY ENHANCEMENT (CPE) SUBPROGRAM
Output Indicators
1. Number of coconut seedlings planted	489,944	2,455,310
2. Survival percentage of coconut seedlings planted in the last three (3) years	85%	93%
3. Increase in area planted with coconut seeds (in hectares)	1,226	17,170
COCONUT RESEARCH AND DEVELOPMENT SUBPROGRAM
Output Indicators
1. Number of coconut research conducted	5	no data provided
2. Number of coconut research completed	5	no data provided

DECEMBER 30, 2024	OFFICIAL GAZETTE	363
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

A.4. PHILIPPINE CROP INSURANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Financial risk protection for agricultural producers increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Financial risk protection for agricultural producers increased
CROP INSURANCE PROGRAM
Outcome Indicators
1. Percentage increase in the number of subsistence farmers and fisherfolks provided with agricultural insurance over total number of RSBSA-listed subsistence farmers and fisherfolk	17.41%	30.76%
2. Level of insurance coverage on crops and non-crop agricultural assets (in Million Pesos)	50,853.798	61,930.394
Output Indicators
1. Number of RSBSA-listed susbsistence farmers/fisherfolk covered/insured	2,291,897	2,341,210
2. Percentage of available government premium subsidy (GPS) applied/used up	100%	100%
3. Percentage of claims with complete documents settled the prescribed period	100%	100%

A.5. PHILIPPINE FISHERIES DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Fish ports and other postharvest facilities and services enhanced

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Fish ports and other postharvest facilities and services enhanced
FISHERIES INFRASTRUCTURE DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of fish port/fishery infrastructure facilities and services rated as satisfactory or better	N/A	N/A
Output Indicators
1. Number of fish ports constructed/rehabilitated/improved	4	7
2. Percentage of fish port projects completed according to plan schedule	100%	100%

A.6. PHILIPPINE RICE RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

3.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

ORGANIZATIONAL OUTCOME

Adoption of high-quality seeds of developed/released rice varieties and other technologies increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Adoption of high-quality seeds of developed /released rice varieties and other technologies increased
RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of farmers who adopted at least three rice and rice-based technologies in the project sites	100%	100%
2. Increase in palay yield in the project sites	4.15 t/ha (2021; all eco- systems, national data) 3.28 t/ha (2021; rainfed, national data) 4.53 t/ha (2021; irrigated national data)	4-5% increase per year in the project sites 3.667% increase per year in the project sites (rainfed) 5.833% increase per year in the project sites (irrigated)
3. Reduction in palay production cost	14.52 pesos/kg (2021)	6.33% to 7.5% cost reduction yearly in the project sites by 2028
Output Indicators
1. Number of research projects implemented	77	87
2. Percentage of research projects completed	100%	100%
3. Number of farmers trained on rice production	4,621	4,621

DECEMBER 30, 2024	OFFICIAL GAZETTE	365
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

A.7. SUGAR REGULATORY ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Growth and competitiveness of the sugarcane industry sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Growth and competitiveness of the sugarcane industry sustained
SUGARCANE INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase (Decrease) in MMT of Sugar produced	2.238	-0.308 (1.93 MMT)
2. Increase in yield of sugarcane farms (TC/Ha)	56.25	-2.25 (54 tc/ha)
Output Indicators
1. Number of block farms established organized or made operational	32	21
2. Number of scholarship beneficiaries funded SRA	298	267 scholars 6,885 farmers/farm and mill workers, technical staff
3. Number of kms. of roads constructed	N/A	27.22
4. Number of meters of bridge constructed	N/A	6
5. Amount of loans released (Php M)	N/A	130.28
6. Number of RDE projects implemented	N/A	13

B. DEPARTMENT OF ENERGY

B.1. NATIONAL ELECTRIFICATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Access to electrification expanded

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Access to electrification expanded
NATIONAL RURAL ELECTRIFICATION PROGRAM
Outcome Indicators
1. Increase in connections over identified potential consumers	16,277,509	16,947,204
2. Amount of loans facilitated by national government equity infusion	0	P 795 million
Output Indicators
1. Number of households energized	450,000	450,000
2. Number of Electric Cooperatives (ECs) that were facilitated with a loan	0	15

B.2. NATIONAL POWER CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Access to electrification expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Access to electrification expanded
MISSIONARY ELECTRIFICATION PROGRAM
Outcome Indicators
1. Percentage increase in transmission line length over the previous year	5.87%	N/A
2. Percentage increase in substation capacity over the previous year	18.37%	15.22%
Output Indicators
1. Percentage of Households (HHs) served over potential coverage	N/A	85.94%
2. Number of projects completed	Transmission Lines: 71.30 ckt. kms. Substation Facilities: 45.00 MVA	Substation Facilities: 35.00 MVA Distribution Line: 29.50 ckt. kms. Renewable Energy (RE) Hybridization: 2,681 kWp Mini-Grid Generation: 1,490 kW

DECEMBER 30, 2024	OFFICIAL GAZETTE	367
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

C. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

C.1. LOCAL WATER UTILITIES ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Infrastructure development accelerated and operations sustained

2.	Clean and healthy environment protected

ORGANIZATIONAL	OUTCOME

Access of Filipinos to adequate Level III water supply and sanitation system improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Access of Filipinos to adequate Level III water supply and sanitation system improved

WATER SUPPLY AND SANITATION PROGRAM
Outcome Indicators
1. Percentage of households in operational water district areas with direct access to level III potable water supply and adequate sanitation	38.35%	39.43%
2. Percentage of population in operational water district areas with direct access to level III potable water supply and adequate sanitation	38.80%	39.89%

Output Indicators
1. Number of sanitation projects implemented	N/A	N/A
2. Number of water supply projects implemented to operationalize non-operational local water districts	N/A	1

C.2. METROPOLITAN WATERWORKS AND SEWERAGE SYSTEM - REGULATORY OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Clean and healthy environment protected

2.	Access to safely managed drinking water system

3.	Availability of effectively operated sewage and septage treatment facilities ensured

ORGANIZATIONAL OUTCOME

Compliance with the provisions of the Revised Concession Agreement and applicable legal requirements

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Compliance with the provisions of the Revised Concession Agreement and applicable legal requirements

CONCESSION MONITORING PROGRAM
Outcome Indicators
1. Percentage of compliance at the distribution of MWSS - RO and concessionaires’ samples to Philippine National Standards for Drinking Water (PNSDW) on Bacteriological Quality (Water Quality Monitoring)	95%	≥	95%
2. Percentage of compliance of the MWSS - RO and concessionaires’ samples to applicable DENR effluent standards (Wastewater Monitoring)	90.5%		90.5%
3. Percentage of the total revenues and operating expenditures tested and examined by COA auditors upon completion of the audit. Audit procedures shall include the following:
a. Substantive test of details
b. Substantive analytical procedure	N/A		75%
4. Percentage of complaints resolved within the prescribed timeline from submission for resolution (Customer Complaints Monitoring)	99.74%		100%
5. Number of CAPEX project inspected	16		16

D. DEPARTMENT OF FINANCE

D.1. PHILIPPINE TAX ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Fiscal Sustainability Strengthened and Enhanced through Professionalization of Revenue Personnel

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Fiscal Sustainability Strengthened and Enhanced through Professionalization of Revenue Personnel

SPECIALIZED TAX TRAINING AND EDUCATION MANAGEMENT PROGRAM
Outcome Indicator
1. At least 60% of attendees were evaluated to have demonstrated positive change of behavior in job performance	3,000	3,000

Output Indicators
1. No. of training program/modules designed and implemented by the PTA	50	30

DECEMBER 30, 2024	OFFICIAL GAZETTE	369
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

2. Attendance of at least 30% of existing officials and personnel of BIR, BOC, BLGF and local treasurers in a seminar or training program conducted by PTA	5,000	5,000
3. At least 30% of newly hired employees, BIR, BOC, BLGF and newly appointed local treasurers had passed the relevant basic course conducted by PTA	500	500

E. DEPARTMENT OF HEALTH

E.1. LUNG CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable pulmonary health care services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Access to quality and affordable pulmonary health care services assured

HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	Not more than 5%	Not more than 5%
2. Treatment success rate	90%	90%

Output Indicators
1. Hospital acquired infection rate	Not more than 5%	Not more than 5%
2. Triage response rate	100%	100%
3. Percentage of indigents assisted to total patients serviced	61%	61%

E.2. NATIONAL KIDNEY AND TRANSPLANT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable renal health care services assured

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Access to quality and affordable renal health care services assured

HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	Not more than 5%	Not more than 5%
2. Treatment success rate	92%	92%

Output Indicators
1. Hospital acquired infection rate	Less than 3%	Less than 3%
2. Triage response rate	Not less than 97%	Not less than 97%
3. Percentage of indigents assisted to total patients serviced	27%	27%

E.3. PHILIPPINE CHILDREN’S MEDICAL CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable tertiary pediatric health care services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Access to quality and affordable tertiary pediatric health care services assured

HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	Not more than 5%	Not more than 5%
2. Treatment success rate	Not less than 95%	Not less than 95%

Output Indicators
1. Hospital acquired infection rate	Not more than 5%	Not more than 5%
2. Triage response rate	100%	100%
3. Percentage of indigents assisted to total patients serviced	72%	82%

TRAINING AND RESEARCH DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of trainees who completed the program and passed certifying board exams	60%	65%
2. Percentage of completed medical research presented and published	80%	85%

Output Indicators
1. Number of accredited training program sustained	43	43

DECEMBER 30, 2024	OFFICIAL GAZETTE	371
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

2. Percentage of government professionals trained in affiliations and observership training program	54%	55%
3. Percentage of research projects completed within proposed timeframe	100%	100%

E.4. PHILIPPINE HEART CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable cardiovascular services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Access to quality and affordable cardiovascular services assured

HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	5.00%	5.00%
2. Treatment success rate	95.00%	96.00%

Output Indicators
1. Hospital acquired infection rate	1.00%	<1.10%
2. Triage response rate	100%	100%
3. Percentage of indigents assisted to total patients serviced	80%	81%

E.5. PHILIPPINE INSTITUTE OF TRADITIONAL AND ALTERNATIVE HEALTH CARE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and cost effective Traditional and Complementary Medicine (T&CM) products and services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Access to quality and cost effective Traditional and Complementary Medicine (T&CM) products and services improved

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TRADITIONAL AND COMPLEMENTARY MEDICINE DEVELOPMENT AND PROMOTION PROGRAM
Outcome Indicators
1. Percentage of researches adopted by the industry	100%	100%
2. Percentage of certified T&CM practitioners and accredited facilities available to the public	100%	100%

Output Indicators
1. Percentage of research projects completed within the last 3 years with results published in recognized journals or presented in local and international conferences	80%	100%
2. Percentage of research projects completed	100%	100%
3. Percentage of applications for certification of practitioners and accreditation of clinics and Traditional and Alternative Health Care (TAHC) organizations acted upon within 15 days	100%	100%

F. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

F.1. NATIONAL HOME MORTGAGE FINANCING CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access to secure shelter financing of low income families improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASE LINE	2025 TARGETS
Access to secure shelter financing of low income families improved

SOCIALIZED HOUSING LOAN TAKE-OUT OF RECEIVABLES (SHELTER) PROGRAM
Outcome Indicator
1. Percentage of households provided with adequate housing	no data provided	no data provided

Output Indicators
1. Total number of low-income families assisted	1	1
2. Amount of socialized housing loan receivables purchased from socialized housing originators	P450,000	P450,000
3. Value of funds generated to sustain funds for socialized housing programs through securitization of assets	no data provided	no data provided

DECEMBER 30, 2024	OFFICIAL GAZETTE	373
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

F.2. NATIONAL HOUSING AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Adequate housing for low-income families provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Adequate housing for low-income families provided

COMPREHENSIVE AND INTEGRATED HOUSING PROGRAM
Outcome Indicators
1. Percentage decrease in number of homeless low-income families	N/A	N/A
2. Percentage of prospective beneficiary-families provided with housing units	46.8%	72.50%
3. Percentage of houses built which remained unoccupied	N/A	N/A
4. Percentage of unawarded vacant residential lots and/or housing units/condo units that remain vacant	N/A	25%
5. Collection efficiency rate	19.9%	50%

Output Indicators
1. Number of lots/house and lot packages/housing units constructed/provided	1,723	2,338
2. Percentage of lots/house and lot packages/housing units completed within contract/project duration	39.5%	90%
3. Percentage of satisfied customers who rated NHA’s services as satisfactory or better	90%	90%

F.3. SOCIAL HOUSING FINANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access to secure shelter financing of low-income families improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Access to secure shelter financing of low-income families improved

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HIGH DENSITY HOUSING PROGRAM
Outcome Indicators
1. Decrease in the number of ISFs living in unacceptable housing based on HUDCC Housing Needs Estimates	7,586 ISFs	7,906 ISFs (50% of 2024 incremental housing needs - 15,812 ISFs)
2. Collection Efficiency Rate	66% CER (current and past due accounts)	67% cumulative CER

Output Indicators
1. Total number of ISFs residing in danger areas provided with land tenure security and upgraded site	1,294 ISFs	5,155 ISFs
2. Amount of loans released to legally-organized associations of ISFs residing in danger areas	P75,992,000	P75,992,000
3. Projects completed and awarded to households during the year	3 out of 10 HDH Projects	no data provided
4. Percentage of High Density Housing projects processed within turnaround time	90%	90%

COMMUNITY MORTGAGE PROGRAM
Outcome Indicators
1. Decrease in the number of ISFs living in unacceptable housing based on HUDCC Housing Needs Estimates	7,586 ISFs	7,906 ISFs (50% of 2024 incremental housing needs - 15,812 ISFs)
2. Collection Efficiency Rate	66% CER (current and past due accounts)	67% cumulative CER

Output Indicators
1. Total number of ISFs provided with land tenure security and upgraded site	326 ISFs	326 families provided with completed units
2. Amount of loans released to legally-organized associations of ISFs	P45,044,000	P45,044,000
3. Percentage of projects processed within turnaround time	29%	90%

G. DEPARTMENT OF TOURISM

G.1. TOURISM PROMOTIONS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Tourist arrivals and earnings/receipts increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Tourist arrivals and earnings/receipts increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	375
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

MARKETING AND PROMOTIONS PROGRAM
Outcome Indicator
1. No. of tourist arrivals in TPB’s international market	7,000,000	6,300,000

Output Indicators
1. Percentage of TPB-organized domestic and international projects completed within the prescribed deadline	N/A	75%
2. Percentage of foreign-organized domestic and international tourism promotions projects assisted	N/A	75%
3. Percentage of locally-organized domestic and international tourism promotions projects assisted	N/A	80%

H. DEPARTMENT OF TRADE AND INDUSTRY

H.1. AURORA PACIFIC ECONOMIC ZONE AND FREEPORT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Business located and operating within the economic zone increased

ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	47	34
2. Number of generated employment	1,500	500
3. Number of generated investment	P 30 Million	P 1.185 Billion

Output Indicators
1. Number of infrastructure projects started	N/A	7
2. Percentage of infrastructure projects implemented in accordance with plans and specifications	N/A	100%
3. Number of infrastructure projects completed on schedule	N/A	7

H.2. CENTER FOR INTERNATIONAL TRADE EXPOSITIONS AND MISSIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

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ORGANIZATIONAL OUTCOME

Increased Trade Promotion Activities

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Increased Trade Promotion Activities

EXPORT/TRADE PROMOTION PROGRAM
Outcome Indicators
1. Percentage increase in number of companies participating in Export Promotion activities	20% increase from 2023 target of 718 companies	at least 20% increase from 2024 target
2. Percentage of returning companies in Signature Events	47%	47%
3. Percentage increase in the amount of potential export orders	20% increase from 2023 target of US$66.49M total export orders	at least 20% increase from 2024 target

Output Indicators
1. Total export orders	US $79.788M	US $95.746M
2. Number of companies participating in Export Promotions Activities	862	1,034
3. Number of Trade Inquiries in Export Promotion Events	6,829	8,195
4. Number of Trade Buyers attending Export Promotion Events	3,221	3,865

H.3. SMALL BUSINESS CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Catalyze increased allocation and accelerated delivery of financing resources to MSME segments traditionally considered unfinanceable

ORGANIZATIONAL OUTCOME

Sustainable MSMEs increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Sustainable MSMEs increased

PONDO SA PAGBABAGO AT PAG-ASENSO PROGRAM
Outcome Indicator
1. Number of provinces benefitted by the Program	85	85

Output Indicators
1. Number of MSME beneficiaries	40,000	40,000
2. Pass-on rate by Microfinance Financing Institution	maximum of 30% per annum	maximum of 30% per annum

DECEMBER 30, 2024	OFFICIAL GAZETTE	377
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

I. DEPARTMENT OF TRANSPORTATION

I.1. LIGHT RAIL TRANSIT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Modern, seamless and effective transportation implemented

ORGANIZATIONAL OUTCOME

Safe, secure, responsive and reliable LRT services provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Safe, secure, responsive and reliable LRT services provided

SYSTEMS AND FACILITIES IMPROVEMENT, REHABILITATION AND MODERNIZATION PROGRAM
Outcome Indicator
1. Passenger Ridership	P31.64 Million	P57.03 Million

I.2. PHILIPPINE NATIONAL RAILWAYS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Safe, reliable and efficient rail services provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Safe, reliable and efficient rail services provided

RAILWAY SYSTEM MAINTENANCE PROGRAM
Outcome Indicators
1. Amount of revenues generated	P60,727,250	P60,727,250
2. Percentage of the riding public who rated the rail services as satisfactory or better	50%	90%

Output Indicators
1. Percentage increase of passenger trips completed per schedule	98.75%	100.00%
2. Number of passenger ferried/accommodated by safe and more reliable train operation considering 75% load factor	1,410,742	1,410,742

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GENERAL APPROPRIATIONS ACT, FY 2025

J. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

J.1. DEVELOPMENT ACADEMY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Competence of government officials enhanced and effectiveness and efficiency of assisted government organizations improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Competence of government officials enhanced and effectiveness and efficiency of assisted government organizations improved

EDUCATION AND TRAINING PROGRAM
Outcome Indicators
1. Percentage of scholar who completed the Education and Training Program	91%	90%
2. Program beneficiaries reached	190	90

Output Indicators
1. Number of government managers/executives and legislative officers/staff trained or capacitated	1,086 (2022)	305
2. Capstone Acceptance Rate	99%	85%
3. Number of international projects/hosting implemented	15	15

RESEARCH AND TECHNICAL ASSISTANCE ON PUBLIC SECTOR PRODUCTIVITY PROGRAM
Outcome Indicators
1. Number of technical assistance interventions adopted	33	37
2. Number of research results adopted	35	2

Output Indicators
1. Number of beneficiary agencies assisted	196	379
2. Number of research/studies undertaken	15	24
3. Proportion of knowledge product and information considered as relevant and useful by target readers	100%	100%

J.2. PHILIPPINE INSTITUTE FOR DEVELOPMENT STUDIES

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Sound, stable and supportive macroeconomic environment sustained

2.	Lifelong learning opportunities for all ensured

DECEMBER 30, 2024	OFFICIAL GAZETTE	379
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

ORGANIZATIONAL OUTCOME

Government policies and services, through the aid of policy research, improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Government policies and services, through the aid of policy research, improved

SOCIO-ECONOMIC POLICY RESEARCH PROGRAM
Outcome Indicator(s)
1. Percentage of research projects completed within 3 years that has contributed to policy/program formulation, implementation, and evaluation	50%	N/A
2. Percentage of research studies completed in the past three years used or presented for policy-making or to policymakers, cited in government plans, programs, and projects, and/or cited in refereed journals or PIDS-recognized journals	N/A	50%

Output Indicator(s)
1. Number of research studies completed within the year	34	34
2. Percentage of research projects completed within the last 3 years submitted/presented to policymakers and/or cited in an internationally referred or PIDS recognized journal	100%	N/A
3. Percentage of recently completed research studies disseminated through various channels, (i.e., events, seminars, fora, press releases, discussion papers, and online databases, etc.)	N/A	100%

K. OTHER EXECUTIVE OFFICES

K.1. AUTHORITY OF THE FREEPORT AREA OF BATAAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Business located and operating within the economic zone increased

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GENERAL APPROPRIATIONS ACT, FY 2025

ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of operational enterprises	95	329
2. Number of generated employment	39,764	38,204
3. Amount of generated investment	P12.08 Billion	P4.077 Billion
4. Amount of generated revenue	N/A	P2.1 Billion

Output Indicators
1. Number of infrastructure projects started	1	4
2. Percentage of infrastructure projects implemented in accordance with plans and specifications	52%	100%
3. Number of infrastructure projects completed on schedule	1	4

K.2. BASES CONVERSION AND DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Amount of investments generated in BCDA Special Economic Zones and Metro Manila Camps increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Amount of investments generated in BCDA Special Economic Zones and Metro Manila Camps increased

INFRASTRUCTURE DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of generated employment	1,743	2,020

Output Indicators
1. Number of infrastructure projects started	4	2
2. Percentage of completion of infrastructure projects	46%	50%

K.3. CAGAYAN ECONOMIC ZONE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

DECEMBER 30, 2024	OFFICIAL GAZETTE	381
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2025 TARGETS
Business located and operating within the economic zone increased

ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators		151		185
2. Number of generated employment		3,226		5,030
3. Amount of generated investment	₱	127.00 Million	₱	980.03 Million

Output Indicators
1. Number of infrastructure projects started		1		1
2. Percentage of infrastructure projects implemented in accordance with plans and specifications		100%		100%
3. Number of infrastructure projects completed on schedule		1		2

K.4. CULTURAL CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Philippine culture and values promoted

2.	Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Promotion of Philippine arts and culture improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Promotion of Philippine arts and culture improved

PHILIPPINE ARTS AND CULTURE PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of audiences who patronized CCP shows/productions, trainings and workshops	392,939	152,749
2. Percentage increase in the number of audiences	N/A	-24.96%
3. Percentage of clients who rated the facilities as good or better	98%	90%

Output Indicators
1. Number of events held in a year	663	604
2. Percentage increase in the number of productions	N/A	-21.05%

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GENERAL APPROPRIATIONS ACT, FY 2025

K.5. NATIONAL IRRIGATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Access to economic opportunities in industry by small farmers and fisherfolk increased

2.	Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Irrigation facilities and services enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Irrigation facilities and services enhanced

IRRIGATION SYSTEMS RESTORATION PROGRAM
Outcome Indicators
1.Percentage increase in the number of farmer beneficiaries with increased productivity	1.01%	0.10%
2.Percentage increase in the average cropping intensity:
a. National Irrigation Systems	1.00%	0.00%
b. Communal Irrigation Systems	2.00%	3.80%

Output Indicators
1.Number of hectares irrigated in all cropping season
a. National Irrigation Systems	1,399,707	1,563,335
b. Communal Irrigation Systems	903,874	1,006,442
2.Number of hectares in irrigation systems restored	6,569	7,857
3.Kilometers of canal network repaired/rehabilitated with and without canal lining	318	351.09

IRRIGATION SYSTEMS DEVELOPMENT PROGRAM
Outcome Indicators
1.Percentage increase of new service area developed	1.01%	0.50%
2.Percentage increase in the number of farmer beneficiaries	1.00%	0.62%

Output Indicator
1.Number of hectares of new service areas developed	28,164	8,692

K.6. PHILIPPINE CENTER FOR ECONOMIC DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOMES

1.	Lifelong learning opportunities for all ensured

2.	Sound, stable and supportive macroeconomic environment sustained

DECEMBER 30, 2024	OFFICIAL GAZETTE	383
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

ORGANIZATIONAL OUTCOME

Support for researches and scholarships of UPSE sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Support for researches and scholarships of UPSE sustained

TEACHING AND RESEARCH PROGRAM
Outcome Indicators
1. Percentage of graduate students and faculty who were supported and completed their scholarships on time	50%	65%
2. Number of research outputs in the last 3 years utilized by industry or by other beneficiaries	9	11

Output Indicators
1. Number of graduate students and faculty who availed of fellowship grants	39	62
2. Number of faculty research outputs completed within the year	4	4
3. Percentage of research outputs presented in internationally referred or UP recognized journal in the last 3 years	10%	50%

K.7. SUBIC BAY METROPOLITAN AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Jobs generated within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Jobs generated within the economic zone increased

ECOZONE DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of generated employment	140,001	145,657

Output Indicators
1. Amount of income from operations	P3,553,933,545	P3,838,593,000
2. Number of projects started	6	7
3. Percentage of projects implemented in accordance with the contract	17.95%	35%

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GENERAL APPROPRIATIONS ACT, FY 2025

K.8. ZAMBOANGA CITY SPECIAL ECONOMIC ZONE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Business located and operating within the economic zone increased

ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	30	102
2. Number of generated employment	1,532	1,158
3. Amount of generated investment	P1,504 Million	P2,772 Million

Output Indicators
1. Number of infrastructure projects started	2	4
2. Percentage of infrastructure projects implemented in accordance with plans and specification	100%	100%
3. Number of infrastructure projects completed on schedule	4	4

DECEMBER 30, 2024	OFFICIAL GAZETTE	385
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

XXXVII. ALLOCATIONS TO LOCAL GOVERNMENT UNITS

A. METROPOLITAN MANILA DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological integrity ensured and socioeconomic condition of resource-based communities improved

ORGANIZATIONAL OUTCOME

1.	Ecological, safe and efficient solid waste disposal and management ensured

2.	Safe and smooth flow of traffic in Metro Manila thoroughfares assured

3.	Flood mitigation assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2025 TARGETS
Ecological, safe and efficient solid waste disposal and management ensured

METROPOLITAN MANILA SOLID WASTE MANAGEMENT PROGRAM
Outcome Indicators
1. Available capacity of current landfill space	Available space for the next 10 yrs	Available space for the next 10 yrs
2. Percentage of solid waste diverted as a result of recycling activities of LGUs	N/A	N/A
3. Percentage compliance of landfills of ECC requirements and other environmental regulations	100%	100%

Output Indicators
1. Percentage of daily reports on sanitary landfills filed	100%	100%
2. Number of monitoring activities conducted on sanitary landfills	Quarterly monitoring	Twice a month monitoring
3. Number of information, education campaign on solid waste management conducted	240 seminars	240 seminars

Safe and smooth flow of traffic in Metro Manila thoroughfares assured

METROPOLITAN MANILA TRAFFIC MANAGEMENT PROGRAM
Outcome Indicators
1. Decrease in average travel time along major thoroughfares	2.44 mins/km	2.44 mins/km
2. Average time to resolve traffic obstruction along Metro Manila major thoroughfares	15 mins	15 mins
3. Percentage decrease of corruption reported in traffic operations	1.23% (29 traffic enforcers with cases out of 2,363 traffic enforcers in 2018)	5% reduction in reported cases

Output Indicators
1. Percentage of traffic obstructions/accident reports responded to within fifteen (15) minutes	100%	100%
2. Number and percentage of traffic constables deployed at designated major intersections and thoroughfares at all times	N/A	N/A

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GENERAL APPROPRIATIONS ACT, FY 2025

3. Number and percentage of traffic enforcers deployed to MMDA controlled and managed roads on a daily basis	100% (2,000 traffic enforcers)	100% (2,000 traffic enforcers)
4. Percentage of reliability of traffic signal lights, countdown timers and CCTVs	97%	97%

Flood mitigation assured

METROPOLITAN MANILA FLOOD CONTROL PROGRAM
Outcome Indicators
1. Time of flood water subsidence (for rainfall intensity of less than 40mm/hr)	N/A	N/A
2. Time of flood water subsidence (for rainfall intensity of less than 20mm/hr)	within 30 mins after the rain	within 30 mins after the rain
3. Percentage decrease in flooded areas	N/A	N/A
4. Percentage decrease in flooded areas (for rainfall intensity of less than 20mm/hr)	100%	100%

Output Indicators
1. Percentage reliability of all pumping stations and Effective Flood Control Operation System	100%	100%
2. Percentage of waterways and drainage systems declogged and desilted	100%	100%
3. Projects completed within the contract time	N/A	N/A
4. Projects completed within the contract period	100%	100%

DECEMBER 30, 2024	OFFICIAL GAZETTE	387
STAFFING SUMMARY

I. CONGRESS OF THE PHILIPPINES

A. Senate

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

President of the Senate	1	3,983
Senator	23	76,848
Secretary of the Senate	1	3,341
Sergeant-At-Arms IV	1	2,270
Deputy Secretary of the Senate	3	6,810
Director VI	7	15,890
Director V	9	18,081
Legislative Staff Head	28	56,257
Director IV	17	30,226
Head Executive Assistant	48	75,527
Director III	74	116,416
Director II	38	52,896
Director I	52	64,079

Total Key Positions	302	522,624

Other Positions

Administrative	6	1,671
Support to Technical	2,018	1,136,485
Technical	22	13,807

Total Other Positions	2,046	1,151,963

For the Difference Between the Authorized and Actual Salaries		64,852

Total Permanent Positions	2,348	1,739,439

Total Permanent Filled Positions	1,929	1,502,658

A.1. Senate Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Secretary of the Senate Electoral Tribunal	1	2,270
Deputy Secretary of the Senate Electoral Tribunal	1	2,009
Director IV	1	1,778
Director III	16	25,168

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GENERAL APPROPRIATIONS ACT, FY 2025

Total Key Positions	19	31,225

Other Positions

Support to Technical	132	86,496
Technical	5	3,384

Total Other Positions	137	89,880

For the Difference Between the Authorized and Actual Salaries		540

Total Permanent Positions	156	121,645

Total Permanent Filled Positions	108	83,615

B. Commission on Appointments

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Secretary of the Commission on Appointments	1	3,341
Sergeant-At-Arms IV	1	2,270
Deputy Secretary of the Commission on Appointments	4	9,080
Legislative Staff Head	26	52,234
Director IV	1	1,778
Director III	10	15,730

Total Key Positions	43	84,433

Other Positions

Administrative	2	489
Support to Technical	245	146,537
Technical	15	10,515

Total Other Positions	262	157,541

For the Difference Between the Authorized and Actual Salaries		9,650

Total Permanent Positions	305	251,624

Total Permanent Filled Positions	242	206,001

DECEMBER 30, 2024	OFFICIAL GAZETTE	389
STAFFING SUMMARY

C. House of Representatives

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Speaker of the House of Representatives	1	3,983
Member of the House of Representatives	315	1,055,048
Secretary-General of the House of Representatives	1	3,341
Sergeant-At-Arms IV	1	2,270
Deputy Secretary-General of the House of Representatives	12	27,244
Director V	20	40,181
Director IV	13	23,114
Director III	1	1,573
Director II	92	128,070
Chief Political Affairs Officer	316	443,578

Total Key Positions	772	1,728,402

Other Positions

Administrative	12	2,853
Support to Technical	3,306	1,626,360
Technical	344	340,880

Total Other Positions	3,662	1,970,093

For the difference between the Authorized and Actual Salaries		341,970

Total Permanent Positions	4,434	4,040,465

Total Permanent Filled Positions	3,883	3,590,294

C.1. House of Representatives Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Secretary of the House Electoral Tribunal	1	2,270
Deputy Secretary of the House Electoral Tribunal	1	2,009
Director IV	1	1,778
Director III	1	1,573
Attorney VI	5	6,962
Director II	16	22,276

Total Key Positions	25	36,868

Other Positions
Support to Technical	168	84,178

Total Other Positions	168	84,178

For the Difference Between the Authorized and Actual Salaries		2,601

Total Permanent Positions	193	123,647

Total Permanent Filled Positions	116	78,090

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GENERAL APPROPRIATIONS ACT, FY 2025

II. OFFICE OF THE PRESIDENT

A. The President’s Offices

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

President of the Philippines	1	5,030
Executive Secretary	1	3,341
Presidential Spokesman	1	3,341
Presidential Assistant II	5	16,706
Department Undersecretary	2	4,541
Deputy Executive Secretary	4	9,080
Presidential Assistant I	10	22,702
Commissioner III	2	4,541
Executive Director IV	1	2,009
Director V	1	2,009
Department Assistant Secretary	2	4,018
Assistant Executive Secretary	10	20,090
Director IV	30	53,340
Deputy Executive Director IV	1	1,778
Director III	32	50,339
Director II	2	2,784
Attorney VI	9	12,532
Director I	1	1,232
Attorney V	3	3,696
Internal Auditor V	3	3,243
Information Technology Officer III	3	3,243
Engineer V	2	2,162
Chief Accountant	1	1,081
Presidential Staff Officer VI	38	41,078
Architect V	1	1,081

Total Key Positions	166	274,997

Other Positions

Administrative	537	139,840
Support to Technical	21	12,471
Technical	577	305,376

Total Other Positions	1,135	457,687

For the difference between the Authorized and Actual Salaries		8,282

Total Permanent Positions	1,301	740,966

Total Permanent Filled Positions	914	493,717

DECEMBER 30, 2024	OFFICIAL GAZETTE	391
STAFFING SUMMARY

III. OFFICE OF THE VICE-PRESIDENT

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Vice-President of the Philippines	1	3,983
Chief of Staff (OVP)	1	2,270
Assistant Chief of Staff (OVP)	1	2,009
Director IV	2	3,556
Chief Accountant	1	1,081
Vice Presidential Staff Officer VI	6	6,486
Internal Auditor V	1	1,081
Information Technology Officer III	1	1,081
Chief Administrative Officer	4	4,324

Total Key Positions	18	25,871

Other Positions

Administrative	93	40,929
Support to Technical	5	3,239
Technical	134	68,113

Total Other Positions	232	112,281

For the difference between the Authorized and Actual Salaries		933

Total Permanent Positions	250	139,085

Total Permanent Filled Positions	149	91,232

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IV. DEPARTMENT OF AGRARIAN REFORM

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	8	18,164
Board Member III	3	6,028
Department Assistant Secretary	9	18,083
Executive Director III	1	1,778
Regional Agrarian Reform Adjudicator	15	26,671
Director IV	28	49,785
Provincial Agrarian Reform Adjudicator	57	89,689
Head Executive Assistant	1	1,573
Director III	27	42,483
Provincial Agrarian Reform Program Officer II	74	103,044
Attorney VI	1	1,392
Provincial Agrarian Reform Program Officer I	51	62,846
Attorney V	96	118,273
Chief Accountant	1	1,081
Project Development Officer V	4	4,324
Planning Officer V	2	2,162
Internal Auditor V	2	2,162
Information Technology Officer III	2	2,162
Information Officer V	1	1,081
Chief Agrarian Reform Program Officer	170	183,770
Chief Administrative Officer	90	97,290
Municipal Agrarian Reform Program Officer	33	22,709

Total Key Positions	677	859,891

Other Positions

Administrative	1,287	370,326
Support to Technical	841	360,245
Technical	7,210	2,907,611

Total Other Positions	9,338	3,638,182

For the difference between the Authorized and Actual Salaries		49,885

Total Permanent Positions	10,015	4,547,958

Total Permanent Filled Positions	8,334	3,805,142

DECEMBER 30, 2024	OFFICIAL GAZETTE	393
STAFFING SUMMARY

V. DEPARTMENT OF AGRICULTURE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	9	20,434
Department Assistant Secretary	7	14,064
Director IV	33	58,674
Project Manager III	1	1,573
Director III	37	58,216
Head Executive Assistant	1	1,573
Provincial Agricultural Officer	1	1,392
Director II	1	1,392
Attorney V	2	2,464
Chief Administrative Officer	25	27,025
Chief Accountant	1	1,081
Project Evaluation Officer V	10	10,810
Chief Agriculturist	49	52,969
Project Development Officer V	2	2,162
Chemist V	1	1,081
Agricultural Center Chief IV	16	17,296
Information Technology Officer III	4	4,324
Information Officer V	3	3,243
Engineer V	20	21,620
Market Specialist V	1	1,081
Planning Officer V	3	3,243
Development Management Officer V	15	16,215
Chief Science Research Specialist	20	21,620
Training Center Superintendent II	16	17,295
Veterinarian V	3	3,243
Chief Foreign Affairs Research Specialist	1	1,081

Total Key Positions	283	368,512

Other Positions

Administrative	1,933	558,774
Support to Technical	724	297,450
Technical	5,960	2,569,549

Total Other Positions	8,617	3,425,773

For the difference between the Authorized and Actual Salaries		35,573

Total Permanent Positions	8,900	3,829,858

Total Permanent Filled Positions	6,160	2,808,617

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GENERAL APPROPRIATIONS ACT, FY 2025

B. Agricultural Credit Policy Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	2,009
Deputy Executive Director IV	1	1,778
Director II	6	8,353
Financial Analyst V	2	2,162
Economist V	1	1,081
Information Technology Officer III	1	1,081
Project Development Officer V	1	1,081
Planning Officer V	1	1,081
Project Evaluation Officer V	2	2,162
Chief Administrative Officer	2	2,162

Total Key Positions	18	22,950

Other Positions

Administrative	10	3,483
Technical	12	6,474

Total Other Positions	22	9,957

For the difference between the Authorized and Actual Salaries		985

Total Permanent Positions	40	33,892

Total Permanent Filled Positions	35	30,805

C. Bureau of Fisheries and Aquatic Resources

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director V	1	2,009
Director IV	2	3,556
Director II	16	22,272
Attorney V	1	1,232
Chief Aquaculturist	10	10,810
Chief Fishing Regulations Officer	3	3,243
Chief Administrative Officer	2	2,162
Planning Officer V	1	1,081
Market Specialist V	1	1,081

Total Key Positions	37	47,446

DECEMBER 30, 2024	OFFICIAL GAZETTE	395
STAFFING SUMMARY

Other Positions

Administrative	301	78,015
Support to Technical	15	8,418
Technical	1,773	710,376

Total Other Positions	2,089	796,809

For the difference between the Authorized and Actual Salaries		7,188

Total Permanent Positions	2,126	851,443

Total Permanent Filled Positions	1,605	665,104

D. Fertilizer and Pesticide Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	2	3,147
Chemist V	1	1,081
Chief Agriculturist	2	2,162
Planning Officer V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	8	10,330

Other Positions

Administrative	23	7,817
Support to Technical	1	561
Technical	137	68,035

Total Other Positions	161	76,413

For the difference between the Authorized and Actual Salaries		878

Total Permanent Positions	169	87,621

Total Permanent Filled Positions	145	78,689

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E. National Fisheries Research and Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	2,009
Chief Science Research Specialist	5	5,405
Planning Officer V	1	1,081
Training Specialist V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	9	10,657

Other Positions

Administrative	19	6,022
Technical	81	40,049

Total Other Positions	100	46,071

For the difference between the Authorized and Actual Salaries		3,744

Total Permanent Positions	109	60,472

Total Permanent Filled Positions	81	47,656

F. National Meat Inspection Service

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Director II	16	22,280
Planning Officer V	1	1,081
Chief Meat Control Officer	5	5,405
Chief Administrative Officer	1	1,081

Total Key Positions	25	33,198

Other Positions

Administrative	16	7,170
Support to Technical	2	1,177
Technical	319	137,081

Total Other Positions	337	145,428

For the difference between the Authorized and Actual Salaries		3,479

Total Permanent Positions	362	182,105

Total Permanent Filled Positions	310	155,405

DECEMBER 30, 2024	OFFICIAL GAZETTE	397
STAFFING SUMMARY

G. Philippine Carabao Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Agricultural Center Chief IV	12	12,972
Information Officer V	1	1,081
Project Development Officer V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	17	19,566

Other Positions

Administrative	16	6,391
Support to Technical	10	5,365
Technical	166	72,613

Total Other Positions	192	84,369

For the difference between the Authorized and Actual Salaries		1,456

Total Permanent Positions	209	105,391

Total Permanent Filled Positions	176	86,518

H. Philippine Center for Postharvest Development and Mechanization

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Director I	3	3,697
Planning Officer V	1	1,081
Chief Science Research Specialist	8	8,648
Chief Administrative Officer	2	2,162

Total Key Positions	16	18,939

Other Positions

Administrative	45	16,098
Support to Technical	8	4,095
Technical	68	34,606

Total Other Positions	121	54,799

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For the difference between the Authorized and Actual Salaries		4,687

Total Permanent Positions	137	78,425

Total Permanent Filled Positions	113	61,483

I. Philippine Council for Agriculture and Fisheries

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	1	1,081
Planning Officer V	1	1,081
Development Management Officer V	2	2,162

Total Key Positions	6	7,675

Other Positions

Administrative	47	13,935
Support to Technical	10	3,853
Technical	72	35,001

Total Other Positions	129	52,789

For the difference between the Authorized and Actual Salaries		511

Total Permanent Positions	135	60,975

Total Permanent Filled Positions	92	44,665

J. Philippine Fiber Industry Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Director II	9	12,528
Chief Science Research Specialist	1	1,081
Chief Fiber Development Officer	3	3,243
Planning Officer V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	17	22,365

DECEMBER 30, 2024	OFFICIAL GAZETTE	399
STAFFING SUMMARY

Other Positions

Administrative	77	24,748
Support to Technical	29	12,350
Technical	286	119,802

Total Other Positions	392	156,900

For the difference between the Authorized and Actual Salaries		1,900

Total Permanent Positions	409	181,165

Total Permanent Filled Positions	277	118,662

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VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	6	13,622
Department Assistant Secretary	7	14,064
Director IV	37	65,786
Director III	30	47,191
Attorney VI	4	5,570
Chief Accountant	1	1,081
Planning Officer V	3	3,243
Internal Auditor V	2	2,162
Information Technology Officer III	5	5,405
Information Officer V	2	2,162
Chief Budget and Management Specialist	88	95,128
Project Development Officer V	1	1,081
Training Specialist V	1	1,081
Chief Administrative Officer	12	12,972

Total Key Positions	200	273,889

Other Positions

Administrative	438	198,467
Support to Technical	115	50,999
Technical	799	423,932

Total Other Positions	1,352	673,398

For the difference between the Authorized and Actual Salaries		6,505

Total Permanent Positions	1,552	953,792

Total Permanent Filled Positions	1,051	665,471

B. Government Procurement Policy Board - Technical Support Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Deputy Executive Director IV	2	3,556
Attorney V	1	1,232
Chief Administrative Officer	1	1,081

Total Key Positions	5	8,139

DECEMBER 30, 2024	OFFICIAL GAZETTE	401
STAFFING SUMMARY

Other Positions

Administrative	21	10,321
Support to Technical	5	2,858
Technical	65	44,297

Total Other Positions	91	57,476

For the difference between the Authorized and Actual Salaries		48

Total Permanent Positions	96	65,663

Total Permanent Filled Positions	54	36,628

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VII. DEPARTMENT OF EDUCATION

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	9	20,433
Department Assistant Secretary	8	16,073
Director IV	35	62,230
Executive Director II	2	3,146
Director III	27	42,473
Director II	2	2,785
Schools Division Superintendent	214	297,888
Attorney V	2	2,464
Assistant Schools Division Superintendent	254	312,963
Vocational School Superintendent I	1	1,232
Chief Education Program Specialist	12	12,972
Chief Administrative Officer	47	50,807
Chief Education Supervisor	518	559,958
Chief Accountant	1	1,081
Teachers’ Camp Superintendent	1	1,081
Project Development Officer V	15	16,215
Planning Officer V	1	1,081
Internal Auditor V	2	2,162
Information Technology Officer III	3	3,243
Engineer V	1	1,081
Vocational School Administrator III	1	1,081
Chief Health Program Officer	1	1,081
Vocational School Administrator II	2	1,920
Vocational School Administrator I	8	6,864
School Principal IV	1	858

Total Key Positions	1,169	1,426,513

Other Positions

Administrative	44,692	12,401,220
Support to Technical	2,834	1,241,887
Technical	982,202	372,800,510

Total Other Positions	1,029,728	386,443,617

For the difference between the Authorized and Actual Salaries		5,332,346

Total Permanent Positions	1,030,897	393,202,476

Total Permanent Filled Positions	983,351	375,458,859

DECEMBER 30, 2024	OFFICIAL GAZETTE	403
STAFFING SUMMARY

B. Early Childhood Care and Development Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council Chairman IV	1	3,341
Executive Director V	1	2,270
Deputy Executive Director IV	1	1,778

Total Key Positions	3	7,389

Total Permanent Positions	3	7,389

Total Permanent Filled Positions	1	2,270

C. National Academy of Sports

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Attorney V	1	1,232
Sports Development Officer V	1	1,081
Project Development Officer V	2	2,162
Chief Administrative Officer	4	4,324

Total Key Positions	10	12,150

Other Positions

Administrative	24	12,113
Support to Technical	2	800
Technical	45	23,096

Total Other Positions	71	36,009

Total Permanent Positions	81	48,159

Total Permanent Filled Positions	39	24,429

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D. National Book Development Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Director I	2	2,465
Project Development Officer V	4	4,324
Chief Administrative Officer	1	1,081
Board Secretary V	1	1,081
Chairman (Ex-Officio)	1
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	9

Total Key Positions	10	12,302

Other Positions

Administrative	31	10,218
Support to Technical	8	5,157
Technical	30	16,045

Total Other Positions	69	31,420

For the difference between the Authorized and Actual Salaries		178

Total Permanent Positions	79	43,900

Total Permanent Filled Positions	61	33,516

E. National Council for Children’s Television

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Project Development Officer V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	3	3,940

Other Positions

Administrative	7	3,080
Technical	11	5,710

Total Other Positions	18	8,790

Total Permanent Positions	21	12,730

Total Permanent Filled Positions	17	9,562

DECEMBER 30, 2024	OFFICIAL GAZETTE	405
STAFFING SUMMARY

F. National Museum of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

National Museum Director-General	1	2,270
National Museum Deputy Director-General	2	4,018
Director II	7	9,744
Museum Curator II	8	8,648
Chief Administrative Officer	9	9,729

Total Key Positions	27	34,409

Other Positions

Administrative	244	73,644
Support to Technical	19	6,446
Technical	255	103,769

Total Other Positions	518	183,859

For the difference between the Authorized and Actual Salaries		1,606

Total Permanent Positions	545	219,874

Total Permanent Filled Positions	424	166,713

G. Philippine High School for the Arts

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	3	4,432

Other Positions

Administrative	28	7,811
Support to Technical	3	1,152
Technical	32	17,333

Total Other Positions	63	26,296

406	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

For the difference between the Authorized and Actual Salaries		339

Total Permanent Positions	66	31,067

Total Permanent Filled Positions	49	24,337

DECEMBER 30, 2024	OFFICIAL GAZETTE	407
STAFFING SUMMARY

VIII. STATE UNIVERSITIES AND COLLEGES

A. UNIVERSITY OF THE PHILIPPINES SYSTEM

(THE NATIONAL UNIVERSITY)

A.1. University of the Philippines System

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
UP President	1	3,341
UP Executive Vice-President	1	2,270
UP Vice-President	4	8,036
University Secretary II	1	2,009
Chancellor II	6	12,054
Chancellor I	15	26,670
Director IV	2	3,556
Executive Director III	1	1,778
Director III	1	1,573
Director II	20	27,842
Director I	19	23,408
Attorney V	2	2,464
Medical Officer V	1	1,232
Chief Accountant	5	5,405
Social Welfare Officer V	1	1,081
Architect V	2	2,162
Records Officer V	1	1,081
Project Development Officer V	1	1,081
Pharmacist VI	1	1,081
Nutritionist-Dietitian VI	1	1,081
Information Technology Officer III	2	2,162
Guidance Services Specialist V	1	1,081
Engineer V	3	3,243
College Librarian V	4	4,324
College Business Manager IV	4	4,324
Registrar V	4	4,324
Chief Scholarship Affairs Officer	1	1,081
Special Police Chief	2	2,162
Chief Administrative Officer	30	32,430

Total Key Positions	137	184,336

Other Positions

Administrative	4,475	1,233,037
Support to Technical	4,390	1,818,964
Technical	5,652	7,584,442

Total Other Positions	14,517	10,636,443

For the difference between the Authorized and Actual Salaries		711,336

Total Permanent Positions	14,654	11,532,115

Total Permanent Filled Positions	13,611	11,020,670

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GENERAL APPROPRIATIONS ACT, FY 2025

A.2. Philippine Energy Research and Policy Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573

Total Key Positions	2	3,351

Other Positions

Administrative	13	5,758
Technical	12	7,566

Total Other Positions	25	13,324

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	27	16,675

Total Permanent Filled Positions	27	16,675

B. NATIONAL CAPITAL REGION

B.1. Eulogio ‘Amang’ Rodriguez Institute of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
SUC Vice-President I	1	1,232
Chief Administrative Officer	1	1,081

Total Key Positions	3	3,886

Other Positions

Administrative	129	40,562
Support to Technical	16	6,798
Technical	337	158,199

Total Other Positions	482	205,559

For the difference between the Authorized and Actual Salaries		938

Total Permanent Positions	485	210,383

Total Permanent Filled Positions	312	143,580

DECEMBER 30, 2024	OFFICIAL GAZETTE	409
STAFFING SUMMARY

B.2. Marikina Polytechnic College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573

Total Key Positions	1	1,573

Other Positions

Administrative	83	29,397
Support to Technical	21	8,239
Technical	195	94,129

Total Other Positions	299	131,765

For the difference between the Authorized and Actual Salaries		735

Total Permanent Positions	300	134,073

Total Permanent Filled Positions	215	90,158

B.3. Philippine Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President III	2	3,147
Chief Administrative Officer	2	2,162

Total Key Positions	5	7,318

Other Positions

Administrative	75	34,497
Support to Technical	1	858
Technical	614	415,379

Total Other Positions	690	450,734

For the difference between the Authorized and Actual Salaries		2,812

Total Permanent Positions	695	460,864

Total Permanent Filled Positions	518	337,233

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GENERAL APPROPRIATIONS ACT, FY 2025

B.4. Philippine State College of Aeronautics

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
SUC Vice-President I	1	1,232
Director I	1	1,232
Chief Administrative Officer	1	1,081

Total Key Positions	4	5,118

Other Positions

Administrative	112	36,355
Support to Technical	13	5,985
Technical	190	99,271

Total Other Positions	315	141,611

For the difference between the Authorized and Actual Salaries		924

Total Permanent Positions	319	147,653

Total Permanent Filled Positions	236	109,502

B.5. Polytechnic University of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President II	2	2,785
Attorney V	1	1,232
Medical Officer V	2	2,465
Registrar V	1	1,081
Chief Administrative Officer	5	5,405

Total Key Positions	12	15,238

Other Positions

Administrative	422	97,802
Support to Technical	96	43,771
Technical	1,537	953,899

Total Other Positions	2,055	1,095,472

DECEMBER 30, 2024	OFFICIAL GAZETTE	411
STAFFING SUMMARY

For the difference between the Authorized and Actual Salaries		15,790

Total Permanent Positions	2,067	1,126,500

Total Permanent Filled Positions	1,728	936,908

B.6. Rizal Technological University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President II	2	2,784
Chief Administrative Officer	1	1,081

Total Key Positions	4	5,874

Other Positions

Administrative	86	22,068
Support to Technical	15	7,379
Technical	525	291,831

Total Other Positions	626	321,278

For the difference between the Authorized and Actual Salaries		1,472

Total Permanent Positions	630	328,624

Total Permanent Filled Positions	465	230,528

B.7. Technological University of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President IV	2	3,556
Director II	1	1,392
Chief Administrative Officer	5	5,405

Total Key Positions	9	12,623

Other Positions

Administrative	224	65,627
Support to Technical	65	28,182

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Technical	848	492,117

Total Other Positions	1,137	585,926

For the difference between the Authorized and Actual Salaries		4,595

Total Permanent Positions	1,146	603,144

Total Permanent Filled Positions	882	424,185

C. REGION I - ILOCOS

C.1. Don Mariano Marcos Memorial State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President III	1	1,573
Director IV	1	1,778
Chief Administrative Officer	3	3,243

Total Key Positions	6	8,864

Other Positions

Administrative	311	81,380
Support to Technical	134	35,789
Technical	1,024	700,296

Total Other Positions	1,469	817,465

For the difference between the Authorized and Actual Salaries		4,372

Total Permanent Positions	1,475	830,701

Total Permanent Filled Positions	1,068	496,239

C.2. Ilocos Sur Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

DECEMBER 30, 2024	OFFICIAL GAZETTE	413
STAFFING SUMMARY

Other Positions

Administrative	126	31,349
Support to Technical	18	7,204
Technical	612	286,700

Total Other Positions	756	325,253

For the difference between the Authorized and Actual Salaries		720

Total Permanent Positions	758	329,063

Total Permanent Filled Positions	472	220,648

C.3. Mariano Marcos State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President IV	2	3,556
Chief Administrative Officer	2	2,162

Total Key Positions	5	7,988

Other Positions

Administrative	233	64,419
Support to Technical	88	25,433
Technical	667	463,217

Total Other Positions	988	553,069

For the difference between the Authorized and Actual Salaries		2,330

Total Permanent Positions	993	563,387

Total Permanent Filled Positions	758	388,539

C.4. Pangasinan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President IV	1	1,778
Chief Administrative Officer	2	2,162

Total Key Positions	4	6,210

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Other Positions

Administrative	437	124,314
Support to Technical	44	14,140
Technical	933	510,221

Total Other Positions	1,414	648,675

For the difference between the Authorized and Actual Salaries		2,951

Total Permanent Positions	1,418	657,836

Total Permanent Filled Positions	1,002	491,731

C.5. University of Northern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,432

Other Positions

Administrative	183	57,410
Support to Technical	7	4,026
Technical	570	337,774

Total Other Positions	760	399,210

For the difference between the Authorized and Actual Salaries		3,280

Total Permanent Positions	763	406,922

Total Permanent Filled Positions	663	346,239

D. CORDILLERA ADMINISTRATIVE REGION

D.1. Abra State Institute of Sciences and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

DECEMBER 30, 2024	OFFICIAL GAZETTE	415
STAFFING SUMMARY

Other Positions

Administrative	122	38,871
Support to Technical	11	3,408
Technical	233	130,271

Total Other Positions	366	172,550

For the difference between the Authorized and Actual Salaries		525

Total Permanent Positions	368	175,934

Total Permanent Filled Positions	313	146,719

D.2. Apayao State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	72	22,406
Support to Technical	5	2,476
Technical	154	82,490

Total Other Positions	231	107,372

For the difference between the Authorized and Actual Salaries		1,046

Total Permanent Positions	233	111,277

Total Permanent Filled Positions	152	82,815

D.3. Benguet State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President IV	1	1,778
Chief Administrative Officer	2	2,162

Total Key Positions	4	6,210

416	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Positions

Administrative	222	56,240
Support to Technical	65	19,049
Technical	515	397,746

Total Other Positions	802	473,035

For the difference between the Authorized and Actual Salaries		3,137

Total Permanent Positions	806	482,382

Total Permanent Filled Positions	630	334,310

D.4. Ifugao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	75	22,496
Support to Technical	23	8,253
Technical	435	232,091

Total Other Positions	533	262,840

For the difference between the Authorized and Actual Salaries		1,418

Total Permanent Positions	536	268,429

Total Permanent Filled Positions	456	230,432

D.5. Kalinga State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

DECEMBER 30, 2024	OFFICIAL GAZETTE	417
STAFFING SUMMARY

Other Positions

Administrative	46	13,545
Support to Technical	9	2,598
Technical	366	205,747

Total Other Positions	421	221,890

For the difference between the Authorized and Actual Salaries		1,448

Total Permanent Positions	424	227,509

Total Permanent Filled Positions	385	198,691

D.6. Mountain Province State University

(Mountain Province State Polytechnic College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President III	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	3	4,663

Other Positions

Administrative	127	37,434
Support to Technical	6	2,641
Technical	257	161,472

Total Other Positions	390	201,547

For the difference between the Authorized and Actual Salaries		813

Total Permanent Positions	393	207,023

Total Permanent Filled Positions	275	155,700

E. REGION II - CAGAYAN VALLEY

E.1. Batanes State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

418	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Other Positions

Administrative	3	1,358
Technical	122	47,509

Total Other Positions	125	48,867

For the difference between the Authorized and Actual Salaries		144

Total Permanent Positions	127	51,665

Total Permanent Filled Positions	63	24,106

E.2. Cagayan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	342	95,943
Support to Technical	94	28,601
Technical	868	547,761

Total Other Positions	1,304	672,305

For the difference between the Authorized and Actual Salaries		3,223

Total Permanent Positions	1,307	679,699

Total Permanent Filled Positions	1,169	611,891

E.3. Isabela State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,432

DECEMBER 30, 2024	OFFICIAL GAZETTE	419
STAFFING SUMMARY

Other Positions

Administrative	516	143,374
Support to Technical	55	16,637
Technical	1,042	694,946

Total Other Positions	1,613	854,957

For the difference between the Authorized and Actual Salaries		6,548

Total Permanent Positions	1,616	865,937

Total Permanent Filled Positions	1,402	763,124

E.4. Nueva Vizcaya State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,432

Other Positions

Administrative	261	76,814
Technical	500	346,327

Total Other Positions	761	423,141

For the difference between the Authorized and Actual Salaries		(6,061)

Total Permanent Positions	764	421,512

Total Permanent Filled Positions	568	313,982

E.5. Quirino State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	2	2,162

Total Key Positions	3	3,940

420	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Positions

Administrative	20	6,106
Support to Technical	8	1,828
Technical	373	173,024

Total Other Positions	401	180,958

For the difference between the Authorized and Actual Salaries		1,494

Total Permanent Positions	404	186,392

Total Permanent Filled Positions	323	158,039

F. REGION III - CENTRAL LUZON

F.1. Aurora State College of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	100	33,124
Support to Technical	3	1,124
Technical	103	60,986

Total Other Positions	206	95,234

For the difference between the Authorized and Actual Salaries		860

Total Permanent Positions	208	98,953

Total Permanent Filled Positions	195	92,013

F.2. Bataan Peninsula State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

DECEMBER 30, 2024	OFFICIAL GAZETTE	421
STAFFING SUMMARY

Other Positions

Administrative	181	49,696
Support to Technical	11	5,380
Technical	554	312,388

Total Other Positions	746	367,464

For the difference between the Authorized and Actual Salaries		1,607

Total Permanent Positions	749	373,242

Total Permanent Filled Positions	666	341,890

F.3. Bulacan Agricultural State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009

Total Key Positions	1	2,009

Other Positions

Administrative	39	12,143
Support to Technical	1	561
Technical	233	115,950

Total Other Positions	273	128,654

For the difference between the Authorized and Actual Salaries		339

Total Permanent Positions	274	131,002

Total Permanent Filled Positions	208	96,190

F.4. Bulacan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

422	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Positions

Administrative	146	46,667
Support to Technical	2	1,334
Technical	853	564,942

Total Other Positions	1,001	612,943

For the difference between the Authorized and Actual Salaries		4,165

Total Permanent Positions	1,004	621,279

Total Permanent Filled Positions	767	510,353

F.5. Central Luzon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President IV	1	1,778
Chief Administrative Officer	2	2,162

Total Key Positions	4	6,210

Other Positions

Administrative	405	102,831
Support to Technical	20	8,381
Technical	653	426,108

Total Other Positions	1,078	537,320

For the difference between the Authorized and Actual Salaries		5,270

Total Permanent Positions	1,082	548,800

Total Permanent Filled Positions	1,009	509,445

F.6. Don Honorio Ventura State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President III	1	1,573
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,744

DECEMBER 30, 2024	OFFICIAL GAZETTE	423
STAFFING SUMMARY

Other Positions

Administrative	46	17,636
Support to Technical	1	858
Technical	619	297,305

Total Other Positions	666	315,799

For the difference between the Authorized and Actual Salaries		1,907

Total Permanent Positions	670	323,450

Total Permanent Filled Positions	450	252,819

F.7. Nueva Ecija University of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President III	1	1,573
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,744

Other Positions

Administrative	140	38,793
Support to Technical	4	2,353
Technical	776	462,607

Total Other Positions	920	503,753

For the difference between the Authorized and Actual Salaries		1,779

Total Permanent Positions	924	511,276

Total Permanent Filled Positions	741	424,490

F.8. Pampanga State Agricultural University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,432

424	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Positions

Administrative	171	53,197
Support to Technical	10	3,372
Technical	281	176,298

Total Other Positions	462	232,867

For the difference between the Authorized and Actual Salaries		1,612

Total Permanent Positions	465	238,911

Total Permanent Filled Positions	381	206,027

F.9. Philippine Merchant Marine Academy

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
SUC Vice-President I	1	1,232
Chief Administrative Officer	1	1,081

Total Key Positions	3	3,886

Other Positions

Administrative	103	21,384
Support to Technical	25	8,971
Technical	149	76,564

Total Other Positions	277	106,919

For the difference between the Authorized and Actual Salaries		878

Total Permanent Positions	280	111,683

Total Permanent Filled Positions	197	76,150

F.10. President Ramon Magsaysay State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President III	1	1,573
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,744

DECEMBER 30, 2024	OFFICIAL GAZETTE	425
STAFFING SUMMARY

Other Positions

Administrative	156	48,802
Support to Technical	12	5,914
Technical	439	225,452

Total Other Positions	607	280,168

For the difference between the Authorized and Actual Salaries		1,552

Total Permanent Positions	611	287,464

Total Permanent Filled Positions	479	229,565

F.11. Tarlac Agricultural University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,432

Other Positions

Administrative	187	50,685
Support to Technical	5	1,550
Technical	287	165,626

Total Other Positions	479	217,861

For the difference between the Authorized and Actual Salaries		880

Total Permanent Positions	482	223,173

Total Permanent Filled Positions	370	166,623

F.12. Tarlac State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Internal Auditor V	1	1,081

426	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Chief Administrative Officer	2	2,162

Total Key Positions	4	5,252

Other Positions

Administrative	163	52,816
Support to Technical	16	7,013
Technical	405	264,085

Total Other Positions	584	323,914

For the difference between the Authorized and Actual Salaries		1,869

Total Permanent Positions	588	331,035

Total Permanent Filled Positions	492	271,454

G. REGION IV - SOUTHERN TAGALOG AND PALAWAN

REGION IVA - CALABARZON

G.1. Batangas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
College Administrator II	1	1,392
Chief Administrative Officer	2	2,162
Vocational School Administrator I	1	858

Total Key Positions	5	6,682

Other Positions

Administrative	234	63,958
Support to Technical	4	1,261
Technical	728	428,914

Total Other Positions	966	494,133

For the difference between the Authorized and Actual Salaries		1,322

Total Permanent Positions	971	502,137

Total Permanent Filled Positions	760	399,405

DECEMBER 30, 2024	OFFICIAL GAZETTE	427
STAFFING SUMMARY

G.2. Cavite State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President III	1	1,573
College Administrator II	1	1,392
College Administrator I	1	1,232
Chief Administrative Officer	2	2,162

Total Key Positions	6	8,629

Other Positions

Administrative	218	57,435
Support to Technical	22	6,504
Technical	772	436,830

Total Other Positions	1,012	500,769

For the difference between the Authorized and Actual Salaries		1,429

Total Permanent Positions	1,018	510,827

Total Permanent Filled Positions	784	374,538

G.3. Laguna State Polytechnic University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	74	19,341
Support to Technical	7	1,987
Technical	703	383,915

Total Other Positions	784	405,243

For the difference between the Authorized and Actual Salaries		1,007

Total Permanent Positions	786	409,340

Total Permanent Filled Positions	634	325,488

428	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

G.4. Southern Luzon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
College Administrator I	1	1,232
Chief Administrative Officer	1	1,081

Total Key Positions	3	4,322

Other Positions

Administrative	127	36,056
Support to Technical	13	2,692
Technical	419	238,206

Total Other Positions	559	276,954

For the difference between the Authorized and Actual Salaries		1,085

Total Permanent Positions	562	282,361

Total Permanent Filled Positions	408	196,519

G.5. University of Rizal System

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	185	58,360
Support to Technical	23	3,899
Technical	683	409,606

Total Other Positions	891	471,865

For the difference between the Authorized and Actual Salaries		3,431

Total Permanent Positions	894	479,467

Total Permanent Filled Positions	648	352,058

DECEMBER 30, 2024	OFFICIAL GAZETTE	429
STAFFING SUMMARY

REGION IVB - MIMAROPA

H.1. Marinduque State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	40	10,286
Support to Technical	11	3,702
Technical	341	164,220

Total Other Positions	392	178,208

For the difference between the Authorized and Actual Salaries		1,163

Total Permanent Positions	394	182,461

Total Permanent Filled Positions	271	133,041

H.2. Mindoro State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	100	34,691
Support to Technical	21	6,527
Technical	267	138,210

Total Other Positions	388	179,428

For the difference between the Authorized and Actual Salaries		749

Total Permanent Positions	390	183,267

Total Permanent Filled Positions	298	138,019

430	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

H.3. Occidental Mindoro State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	162	48,065
Support to Technical	26	8,500
Technical	321	156,378

Total Other Positions	509	212,943

For the difference between the Authorized and Actual Salaries		1,183

Total Permanent Positions	511	217,216

Total Permanent Filled Positions	403	171,384

H.4. Palawan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	323	98,650
Support to Technical	5	1,940
Technical	597	301,417

Total Other Positions	925	402,007

For the difference between the Authorized and Actual Salaries		2,213

Total Permanent Positions	927	407,310

Total Permanent Filled Positions	658	297,786

DECEMBER 30, 2024	OFFICIAL GAZETTE	431
STAFFING SUMMARY

H.5. Romblon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	78	18,181
Support to Technical	24	8,763
Technical	468	243,761

Total Other Positions	570	270,705

For the difference between the Authorized and Actual Salaries		732

Total Permanent Positions	572	274,296

Total Permanent Filled Positions	428	206,282

H.6. Western Philippines University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	124	36,712
Support to Technical	25	7,339
Technical	310	165,417

Total Other Positions	459	209,468

For the difference between the Authorized and Actual Salaries		1,015

Total Permanent Positions	461	213,573

Total Permanent Filled Positions	371	166,003

432	OFFICIAL GAZETTE	VOL. 120, NO. 53
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I. REGION V - BICOL

I.1. Bicol State College of Applied Sciences and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778

Total Key Positions	1	1,778

Other Positions

Administrative	80	25,824
Support to Technical	7	3,734
Technical	137	88,227

Total Other Positions	224	117,785

For the difference between the Authorized and Actual Salaries		389

Total Permanent Positions	225	119,952

Total Permanent Filled Positions	172	99,162

I.2. Bicol University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,432

Other Positions

Administrative	289	77,066
Support to Technical	63	21,601
Technical	957	591,267

Total Other Positions	1,309	689,934

For the difference between the Authorized and Actual Salaries		5,266

Total Permanent Positions	1,312	699,632

Total Permanent Filled Positions	1,002	522,973

DECEMBER 30, 2024	OFFICIAL GAZETTE	433
STAFFING SUMMARY

I.3. Camarines Norte State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	76	21,104
Support to Technical	20	7,825
Technical	390	178,655

Total Other Positions	486	207,584

For the difference between the Authorized and Actual Salaries		939

Total Permanent Positions	488	211,613

Total Permanent Filled Positions	350	148,077

I.4. Camarines Sur Polytechnic Colleges

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	78	26,746
Support to Technical	4	1,962
Technical	283	134,832

Total Other Positions	365	163,540

For the difference between the Authorized and Actual Salaries		401

Total Permanent Positions	367	167,031

Total Permanent Filled Positions	295	141,082

434	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

I.5. Catanduanes State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	185	46,276
Support to Technical	30	11,305
Technical	509	236,155

Total Other Positions	724	293,736

For the difference between the Authorized and Actual Salaries		1,388

Total Permanent Positions	726	298,214

Total Permanent Filled Positions	624	251,931

I.6. Central Bicol State University of Agriculture

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,351

Other Positions

Administrative	115	28,117
Support to Technical	30	11,076
Technical	487	304,160

Total Other Positions	632	343,353

For the difference between the Authorized and Actual Salaries		1,931

Total Permanent Positions	634	348,635

Total Permanent Filled Positions	436	242,399

DECEMBER 30, 2024	OFFICIAL GAZETTE	435
STAFFING SUMMARY

I.7. Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	88	26,447
Support to Technical	9	3,415
Technical	132	73,954

Total Other Positions	229	103,816

For the difference between the Authorized and Actual Salaries		854

Total Permanent Positions	231	107,760

Total Permanent Filled Positions	186	91,751

I.8. Partido State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	150	54,666
Support to Technical	19	7,391
Technical	317	185,869

Total Other Positions	486	247,926

For the difference between the Authorized and Actual Salaries		959

Total Permanent Positions	489	253,056

Total Permanent Filled Positions	325	168,271

436	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

I.9. Sorsogon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President II	1	1,392
Chief Administrative Officer	1	1,081

Total Key Positions	3	4,482

Other Positions

Administrative	96	26,768
Support to Technical	17	7,346
Technical	384	192,208

Total Other Positions	497	226,322

For the difference between the Authorized and Actual Salaries		1,257

Total Permanent Positions	500	232,061

Total Permanent Filled Positions	439	204,860

J. REGION VI - WESTERN VISAYAS

J.1. Aklan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	222	64,802
Support to Technical	48	16,145
Technical	460	261,470

Total Other Positions	730	342,417

For the difference between the Authorized and Actual Salaries		2,349

Total Permanent Positions	733	348,937

Total Permanent Filled Positions	421	221,109

DECEMBER 30, 2024	OFFICIAL GAZETTE	437
STAFFING SUMMARY

J.2. Capiz State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Internal Auditor V	1	1,081
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,252

Other Positions

Administrative	210	61,483
Support to Technical	54	21,741
Technical	582	460,834

Total Other Positions	846	544,058

For the difference between the Authorized and Actual Salaries		3,182

Total Permanent Positions	850	552,492

Total Permanent Filled Positions	707	414,819

J.3. Carlos Hilado Memorial State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	140	44,634
Support to Technical	17	6,120
Technical	403	231,212

Total Other Positions	560	281,966

For the difference between the Authorized and Actual Salaries		1,117

Total Permanent Positions	563	287,254

Total Permanent Filled Positions	473	252,797

438	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

J.4. Central Philippines State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	23	7,881
Support to Technical	10	3,098
Technical	340	153,693

Total Other Positions	373	164,672

For the difference between the Authorized and Actual Salaries		1,141

Total Permanent Positions	375	168,672

Total Permanent Filled Positions	350	159,019

J.5. Guimaras State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	67	22,580
Support to Technical	26	12,349
Technical	121	70,614

Total Other Positions	214	105,543

For the difference between the Authorized and Actual Salaries		541

Total Permanent Positions	217	110,255

Total Permanent Filled Positions	187	94,227

DECEMBER 30, 2024	OFFICIAL GAZETTE	439
STAFFING SUMMARY

J.6. Iloilo Science and Technology University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	217	67,648
Support to Technical	33	13,329
Technical	568	340,582

Total Other Positions	818	421,559

For the difference between the Authorized and Actual Salaries		3,161

Total Permanent Positions	821	428,891

Total Permanent Filled Positions	752	393,754

J.7. Iloilo State University of Fisheries Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	221	63,940
Support to Technical	42	15,156
Technical	298	185,063

Total Other Positions	561	264,159

For the difference between the Authorized and Actual Salaries		1,756

Total Permanent Positions	563	268,774

Total Permanent Filled Positions	453	218,996

440	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

J.8. Northern Iloilo State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	132	38,065
Support to Technical	39	13,951
Technical	546	285,105

Total Other Positions	717	337,121

For the difference between the Authorized and Actual Salaries		1,944

Total Permanent Positions	719	341,924

Total Permanent Filled Positions	535	277,011

J.9. State University of Northern Negros

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	14	4,666
Support to Technical	7	2,891
Technical	231	116,066

Total Other Positions	252	123,623

For the difference between the Authorized and Actual Salaries		558

Total Permanent Positions	254	127,040

Total Permanent Filled Positions	214	107,642

DECEMBER 30, 2024	OFFICIAL GAZETTE	441
STAFFING SUMMARY

J.10. University of Antique

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	134	39,670
Support to Technical	26	9,151
Technical	415	198,839

Total Other Positions	575	247,660

For the difference between the Authorized and Actual Salaries		1,579

Total Permanent Positions	578	253,410

Total Permanent Filled Positions	495	214,893

J.11. West Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

SUC President IV	1	2,270
Medical Center Chief II	1	1,573
Chief of Medical Professional Staff II	1	1,392
Chief Administrative Officer	4	4,324

Total Key Positions	7	9,559

Other Positions

Administrative	594	174,787
Support to Technical	80	29,933
Technical	1,571	907,155

Total Other Positions	2,245	1,111,875

For the difference between the Authorized and Actual Salaries		6,966

Total Permanent Positions	2,252	1,128,400

Total Permanent Filled Positions	1,845	956,389

442	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

K. REGION VII - CENTRAL VISAYAS

K.1. Bohol Island State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

SUC President III	1	2,009
SUC Vice-President III	1	1,573
SUC Vice-President II	1	1,392
Chief Administrative Officer	1	1,081

Total Key Positions	4	6,055

Other Positions

Administrative	283	85,774
Support to Technical	1	516
Technical	574	290,403

Total Other Positions	858	376,693

For the difference between the Authorized and Actual Salaries		1,724

Total Permanent Positions	862	384,472

Total Permanent Filled Positions	691	308,187

K.2. Cebu Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

SUC President III	1	2,009
SUC Vice-President III	1	1,573
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,744

Other Positions

Administrative	115	40,558
Technical	305	232,549

Total Other Positions	420	273,107

For the difference between the Authorized and Actual Salaries		1,063

Total Permanent Positions	424	279,914

Total Permanent Filled Positions	270	188,245

DECEMBER 30, 2024	OFFICIAL GAZETTE	443
STAFFING SUMMARY

K.3. Cebu Technological University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

SUC President IV	1	2,270
SUC Vice-President IV	1	1,778
Vocational School Superintendent II	1	1,392
Chief Administrative Officer	2	2,162

Total Key Positions	5	7,602

Other Positions

Administrative	226	63,222
Technical	1,365	687,578

Total Other Positions	1,591	750,800

For the difference between the Authorized and Actual Salaries		4,762

Total Permanent Positions	1,596	763,164

Total Permanent Filled Positions	1,184	609,321

K.4. Negros Oriental State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	69	18,527
Technical	678	345,104

Total Other Positions	747	363,631

For the difference between the Authorized and Actual Salaries		1,585

Total Permanent Positions	750	369,387

Total Permanent Filled Positions	399	209,394

444	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

K.5. Siquijor State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	25	8,778
Technical	147	75,243

Total Other Positions	172	84,021

For the difference between the Authorized and Actual Salaries		446

Total Permanent Positions	174	87,326

Total Permanent Filled Positions	85	50,834

L. REGION VIII - EASTERN VISAYAS

L.1. Biliran Province State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	68	18,574
Support to Technical	9	1,535
Technical	382	199,015

Total Other Positions	459	219,124

For the difference between the Authorized and Actual Salaries		1,062

Total Permanent Positions	462	224,357

Total Permanent Filled Positions	357	186,469

DECEMBER 30, 2024	OFFICIAL GAZETTE	445
STAFFING SUMMARY

L.2. Eastern Samar State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	190	44,937
Support to Technical	25	4,433
Technical	695	316,959

Total Other Positions	910	366,329

For the difference between the Authorized and Actual Salaries		2,274

Total Permanent Positions	913	372,774

Total Permanent Filled Positions	863	353,289

L.3. Eastern Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
College Administrator II	1	1,392
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,563

Other Positions

Administrative	285	85,090
Support to Technical	9	1,599
Technical	613	336,287

Total Other Positions	907	422,976

For the difference between the Authorized and Actual Salaries		2,130

Total Permanent Positions	911	430,669

Total Permanent Filled Positions	683	343,200

446	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

L.4. Leyte Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	70	19,660
Support to Technical	3	561
Technical	320	185,189

Total Other Positions	393	205,410

For the difference between the Authorized and Actual Salaries		503

Total Permanent Positions	396	210,084

Total Permanent Filled Positions	299	166,954

L.5. Northwest Samar State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	150	47,878
Support to Technical	2	511
Technical	262	127,160

Total Other Positions	414	175,549

For the difference between the Authorized and Actual Salaries		1,166

Total Permanent Positions	417	180,886

Total Permanent Filled Positions	299	138,508

DECEMBER 30, 2024	OFFICIAL GAZETTE	447
STAFFING SUMMARY

L.6. Palompon Institute of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	133	43,531
Support to Technical	6	1,066
Technical	220	126,796

Total Other Positions	359	171,393

For the difference between the Authorized and Actual Salaries		623

Total Permanent Positions	362	176,187

Total Permanent Filled Positions	235	113,276

L.7. Samar State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	133	37,083
Support to Technical	6	1,090
Technical	380	183,280

Total Other Positions	519	221,453

For the difference between the Authorized and Actual Salaries		1,175

Total Permanent Positions	522	226,799

Total Permanent Filled Positions	429	191,069

448	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

L.8. Southern Leyte State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
College Administrator II	2	2,784
Chief Administrative Officer	1	1,081

Total Key Positions	4	5,874

Other Positions

Administrative	286	89,594
Support to Technical	9	2,312
Technical	388	241,475

Total Other Positions	683	333,381

For the difference between the Authorized and Actual Salaries		996

Total Permanent Positions	687	340,251

Total Permanent Filled Positions	560	295,194

L.9. University of Eastern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	157	45,605
Support to Technical	31	6,421
Technical	645	386,401

Total Other Positions	833	438,427

For the difference between the Authorized and Actual Salaries		5,936

Total Permanent Positions	836	448,534

Total Permanent Filled Positions	606	339,639

DECEMBER 30, 2024	OFFICIAL GAZETTE	449
STAFFING SUMMARY

L.10. Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,432

Other Positions

Administrative	456	126,717
Support to Technical	23	5,212
Technical	737	436,917

Total Other Positions	1,216	568,846

For the difference between the Authorized and Actual Salaries		3,628

Total Permanent Positions	1,219	576,906

Total Permanent Filled Positions	909	434,700

M. REGION IX - ZAMBOANGA PENINSULA

M.1. Basilan State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

Other Positions

Administrative	96	32,619
Support to Technical	3	914
Technical	111	55,955

Total Other Positions	210	89,488

For the difference between the Authorized and Actual Salaries		316

Total Permanent Positions	212	92,458

Total Permanent Filled Positions	180	78,236

450	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

M.2. J. H. Cerilles State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778

Total Key Positions	1	1,778

Other Positions

Administrative	159	51,023
Support to Technical	12	2,932
Technical	230	127,838

Total Other Positions	401	181,793

For the difference between the Authorized and Actual Salaries		874

Total Permanent Positions	402	184,445

Total Permanent Filled Positions	356	166,470

M.3. Jose Rizal Memorial State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President III	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	3	4,663

Other Positions

Administrative	249	73,831
Support to Technical	19	4,755
Technical	448	273,870

Total Other Positions	716	352,456

For the difference between the Authorized and Actual Salaries		2,463

Total Permanent Positions	719	359,582

Total Permanent Filled Positions	587	306,835

DECEMBER 30, 2024	OFFICIAL GAZETTE	451
STAFFING SUMMARY

M.4. Western Mindanao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
SUC Vice-President III	2	3,147
Chief Administrative Officer	2	2,162

Total Key Positions	5	7,318

Other Positions

Administrative	188	54,027
Support to Technical	9	2,351
Technical	825	516,324

Total Other Positions	1,022	572,702

For the difference between the Authorized and Actual Salaries		2,627

Total Permanent Positions	1,027	582,647

Total Permanent Filled Positions	813	451,903

M.5. Zamboanga Peninsula Polytechnic State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778

Total Key Positions	1	1,778

Other Positions

Administrative	111	39,903
Technical	210	116,684

Total Other Positions	321	156,587

For the difference between the Authorized and Actual Salaries		(336)

Total Permanent Positions	322	158,029

Total Permanent Filled Positions	274	138,316

452	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

M.6. Zamboanga State College of Marine Sciences and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	138	42,269
Support to Technical	11	3,153
Technical	174	105,363

Total Other Positions	323	150,785

For the difference between the Authorized and Actual Salaries		772

Total Permanent Positions	325	154,647

Total Permanent Filled Positions	261	121,533

N. REGION X - NORTHERN MINDANAO

N.1. Bukidnon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,171

Other Positions

Administrative	40	12,820
Support to Technical	1	858
Technical	596	327,265

Total Other Positions	637	340,943

For the difference between the Authorized and Actual Salaries		1,093

Total Permanent Positions	640	346,207

Total Permanent Filled Positions	543	287,039

DECEMBER 30, 2024	OFFICIAL GAZETTE	453
STAFFING SUMMARY

N.2. Camiguin Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	24	6,760
Technical	127	60,715

Total Other Positions	151	67,475

For the difference between the Authorized and Actual Salaries		99

Total Permanent Positions	153	70,433

Total Permanent Filled Positions	132	60,882

N.3. Central Mindanao University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	2	2,162

Total Key Positions	3	4,432

Other Positions

Administrative	421	97,177
Support to Technical	68	21,879
Technical	508	350,444

Total Other Positions	997	469,500

For the difference between the Authorized and Actual Salaries		2,421

Total Permanent Positions	1,000	476,353

Total Permanent Filled Positions	839	410,418

454	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

N.4. MSU-Iligan Institute of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chancellor II	1	2,009
Chancellor I	3	5,334
Director II	2	2,784
Medical Officer V	1	1,232
Director I	3	3,696
Chief Administrative Officer	6	6,486
Chief Accountant	1	1,081
Security Officer V	1	1,081

Total Key Positions	18	23,703

Other Positions

Administrative	309	83,607
Support to Technical	118	44,981
Technical	597	578,549

Total Other Positions	1,024	707,137

For the difference between the Authorized and Actual Salaries		13,148

Total Permanent Positions	1,042	743,988

Total Permanent Filled Positions	799	604,356

N.5. Northern Bukidnon State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

Other Positions

Technical	118	44,541

Total Other Positions	118	44,541

Total Permanent Positions	120	47,195

Total Permanent Filled Positions	83	34,590

DECEMBER 30, 2024	OFFICIAL GAZETTE	455
STAFFING SUMMARY

N.6. Northwestern Mindanao State College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

Other Positions

Administrative	13	4,428
Technical	256	121,378

Total Other Positions	269	125,806

For the difference between the Authorized and Actual Salaries		176

Total Permanent Positions	271	128,636

Total Permanent Filled Positions	149	66,251

N.7. University of Science and Technology of Southern Philippines - Cagayan de Oro Campus

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President II	1	1,392
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,824

Other Positions

Administrative	57	15,184
Support to Technical	3	1,439
Technical	854	424,385

Total Other Positions	914	441,008

For the difference between the Authorized and Actual Salaries		1,082

Total Permanent Positions	918	447,914

Total Permanent Filled Positions	447	275,639

456	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

N.8. University of Science and Technology of Southern Philippines - Claveria Campus

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Administrative Officer	1	1,081

Total Key Positions	1	1,081

Other Positions

Administrative	22	7,010
Support to Technical	3	1,108
Technical	164	86,017

Total Other Positions	189	94,135

For the difference between the Authorized and Actual Salaries		395

Total Permanent Positions	190	95,611

Total Permanent Filled Positions	150	81,493

O. REGION XI - DAVAO

O.1. Davao de Oro State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

Other Positions

Administrative	34	10,709
Support to Technical	6	2,417
Technical	401	144,520

Total Other Positions	441	157,646

For the difference between the Authorized and Actual Salaries		84

Total Permanent Positions	443	160,384

Total Permanent Filled Positions	417	150,766

DECEMBER 30, 2024	OFFICIAL GAZETTE	457
STAFFING SUMMARY

O.2. Davao del Norte State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	35	8,158
Support to Technical	12	3,034
Technical	243	109,510

Total Other Positions	290	120,702

For the difference between the Authorized and Actual Salaries		395

Total Permanent Positions	292	124,187

Total Permanent Filled Positions	202	93,989

O.3. Davao del Sur State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
SUC Vice-President I	1	1,232
Chief Administrative Officer	1	1,081

Total Key Positions	3	3,886

Other Positions

Administrative	73	26,150
Technical	231	99,021

Total Other Positions	304	125,171

For the difference between the Authorized and Actual Salaries		675

Total Permanent Positions	307	129,732

Total Permanent Filled Positions	192	83,872

458	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

O.4. Davao Oriental State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	171	57,134
Support to Technical	5	1,887
Technical	391	186,660

Total Other Positions	567	245,681

For the difference between the Authorized and Actual Salaries		790

Total Permanent Positions	569	249,561

Total Permanent Filled Positions	480	215,686

O.5. Southern Philippines Agri-Business and Marine and Aquatic School of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	99	33,411
Support to Technical	4	1,610
Technical	117	57,295

Total Other Positions	220	92,316

For the difference between the Authorized and Actual Salaries		204

Total Permanent Positions	222	95,610

Total Permanent Filled Positions	163	67,648

DECEMBER 30, 2024	OFFICIAL GAZETTE	459
STAFFING SUMMARY

O.6. University of Southeastern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President II	1	1,392
Chief Administrative Officer	2	2,162

Total Key Positions	4	5,824

Other Positions

Administrative	123	30,330
Support to Technical	12	5,074
Technical	601	392,587

Total Other Positions	736	427,991

For the difference between the Authorized and Actual Salaries		1,166

Total Permanent Positions	740	434,981

Total Permanent Filled Positions	556	313,759

P. REGION XII - SOCCSKSARGEN

P.1. Cotabato Foundation College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
SUC Vice-President I	1	1,232
Chief Administrative Officer	1	1,081

Total Key Positions	3	4,091

Other Positions

Administrative	92	23,079
Support to Technical	17	4,053
Technical	212	110,732

Total Other Positions	321	137,864

For the difference between the Authorized and Actual Salaries		1,041

Total Permanent Positions	324	142,996

Total Permanent Filled Positions	272	117,756

460	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

P.2. South Cotabato State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

Other Positions

Administrative	45	13,287
Support to Technical	8	2,463
Technical	39	21,094

Total Other Positions	92	36,844

For the difference between the Authorized and Actual Salaries		95

Total Permanent Positions	94	39,593

Total Permanent Filled Positions	70	31,216

P.3. Sultan Kudarat State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	36	10,092
Support to Technical	11	3,493
Technical	452	251,327

Total Other Positions	499	264,912

For the difference between the Authorized and Actual Salaries		1,388

Total Permanent Positions	501	269,159

Total Permanent Filled Positions	455	233,127

DECEMBER 30, 2024	OFFICIAL GAZETTE	461
STAFFING SUMMARY

P.4. University of Southern Mindanao

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President III	1	1,573
Medical Officer V	1	1,232
Chief Administrative Officer	2	2,162

Total Key Positions	5	7,237

Other Positions

Administrative	237	68,348
Support to Technical	40	15,256
Technical	584	401,539

Total Other Positions	861	485,143

For the difference between the Authorized and Actual Salaries		3,025

Total Permanent Positions	866	495,405

Total Permanent Filled Positions	686	380,523

Q. REGION XIII - CARAGA

Q.1. Agusan del Sur State College of Agriculture and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	104	35,826
Support to Technical	1	376
Technical	129	83,541

Total Other Positions	234	119,743

For the difference between the Authorized and Actual Salaries		256

Total Permanent Positions	236	123,089

Total Permanent Filled Positions	210	105,022

462	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Q.2. Caraga State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,351

Other Positions

Administrative	53	15,067
Technical	618	337,793

Total Other Positions	671	352,860

For the difference between the Authorized and Actual Salaries		606

Total Permanent Positions	673	356,817

Total Permanent Filled Positions	453	271,044

Q.3. North Eastern Mindanao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	98	26,386
Support to Technical	14	2,525
Technical	880	429,267

Total Other Positions	992	458,178

For the difference between the Authorized and Actual Salaries		717

Total Permanent Positions	994	461,985

Total Permanent Filled Positions	613	310,236

DECEMBER 30, 2024	OFFICIAL GAZETTE	463
STAFFING SUMMARY

Q.4. Surigao del Norte State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,009
Chief Administrative Officer	1	1,081

Total Key Positions	2	3,090

Other Positions

Administrative	165	52,552
Support to Technical	2	727
Technical	351	230,095

Total Other Positions	518	283,374

For the difference between the Authorized and Actual Salaries		(16,379)

Total Permanent Positions	520	270,085

Total Permanent Filled Positions	338	185,101

R. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)

R.1. Adiong Memorial State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

Other Positions

Administrative	87	31,136
Technical	35	17,609

Total Other Positions	122	48,745

For the difference between the Authorized and Actual Salaries		143

Total Permanent Positions	124	51,542

Total Permanent Filled Positions	65	32,113

464	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

R.2. Cotabato State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,778
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,859

Other Positions

Administrative	112	37,340
Support to Technical	1	476
Technical	204	113,028

Total Other Positions	317	150,844

For the difference between the Authorized and Actual Salaries		861

Total Permanent Positions	319	154,564

Total Permanent Filled Positions	221	114,976

R.3. Mindanao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
Chancellor II	4	8,036
SUC Executive Vice-President	1	2,009
University Secretary I	1	1,778
SUC Vice-President IV	3	5,334
Chancellor I	5	8,890
SUC Vice-President III	2	3,146
Vocational School Superintendent II	3	4,176
Director II	12	16,709
Medical Officer V	1	1,232
Director I	8	9,858
Assistant Superintendent of Printing	1	1,232
College Business Manager IV	1	1,081
Chief Administrative Officer	11	11,891
Chief Accountant	1	1,081
Security Officer V	1	1,081
Engineer V	1	1,081

Total Key Positions	57	80,885

DECEMBER 30, 2024	OFFICIAL GAZETTE	465
STAFFING SUMMARY

Other Positions

Administrative	1,671	394,864
Support to Technical	418	149,556
Technical	2,855	1,952,847

Total Other Positions	4,944	2,497,267

For the difference between the Authorized and Actual Salaries		41,749

Total Permanent Positions	5,001	2,619,901

Total Permanent Filled Positions	4,715	2,513,516

R.4. MSU-Tawi-Tawi College of Technology and Oceanography

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chancellor II	1	2,009
Chancellor I	2	3,556
Director II	3	4,176
Planning Officer V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	8	11,903

Other Positions

Administrative	361	83,442
Support to Technical	123	38,341
Technical	389	260,936

Total Other Positions	873	382,719

For the difference between the Authorized and Actual Salaries		9,961

Total Permanent Positions	881	404,583

Total Permanent Filled Positions	881	404,585

R.5. Sulu State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

466	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Other Positions

Administrative	104	33,968
Support to Technical	1	561
Technical	164	96,577

Total Other Positions	269	131,106

For the difference between the Authorized and Actual Salaries		361

Total Permanent Positions	271	134,121

Total Permanent Filled Positions	244	119,513

R.6. Tawi-Tawi Regional Agricultural College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,573
Chief Administrative Officer	1	1,081

Total Key Positions	2	2,654

Other Positions

Administrative	89	31,568
Support to Technical	4	1,129
Technical	173	74,614

Total Other Positions	266	107,311

For the difference between the Authorized and Actual Salaries		873

Total Permanent Positions	268	110,838

Total Permanent Filled Positions	238	95,139

DECEMBER 30, 2024	OFFICIAL GAZETTE	467
STAFFING SUMMARY

IX. DEPARTMENT OF ENERGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	8	18,162
Department Assistant Secretary	6	12,055
Director IV	6	10,668
Director III	15	23,595
Head Executive Assistant	1	1,573
Attorney V	5	6,160
Internal Auditor V	1	1,081
Information Technology Officer III	2	2,162
Chief Technical Audit Specialist	3	3,243
Chief Science Research Specialist	33	35,673
Chief Administrative Officer	6	6,486
Chief Accountant	1	1,081

Total Key Positions	88	125,280

Other Positions

Administrative	285	100,395
Support to Technical	87	46,618
Technical	656	352,364

Total Other Positions	1,028	499,377

For the difference between the Authorized and Actual Salaries		7,875

Total Permanent Positions	1,116	632,532

Total Permanent Filled Positions	910	517,753

468	OFFICIAL GAZETTE	VOL. 120, NO. 53
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X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	9	20,434
Department Assistant Secretary	9	18,083
Director IV	30	53,341
Director III	42	66,085
Head Executive Assistant	1	1,573
Provincial Environment and Natural Resources Officer	74	103,008
Attorney V	22	27,104
Chief Science Research Specialist	7	7,567
Records Officer V	1	1,081
Project Evaluation Officer V	4	4,324
Chief Forest Management Specialist	5	5,405
Chief Environmental Management Specialist	1	1,081
Community Development Officer V	1	1,081
Chief Ecosystems Management Specialist	5	5,405
Internal Auditor V	2	2,162
Chief Administrative Officer	75	81,075
Information Technology Officer III	2	2,162
Engineer V	17	18,377
Land Management Officer V	2	2,162
Park Operations Superintendent V	4	4,324
Planning Officer V	18	19,458
Chief Accountant	1	1,081
Development Management Officer V	78	84,318
Statistician V	1	1,081
Community Environment and Natural Resources Officer	139	150,259

Total Key Positions	551	685,372

Other Positions

Administrative	3,797	1,096,561
Support to Technical	1,828	678,829
Technical	11,643	3,823,741

Total Other Positions	17,268	5,599,131

For the difference between the Authorized and Actual Salaries		76,068

Total Permanent Positions	17,819	6,360,571

Total Permanent Filled Positions	15,113	5,423,404

DECEMBER 30, 2024	OFFICIAL GAZETTE	469
STAFFING SUMMARY

B. Environmental Management Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	5	7,867
Director II	16	22,272
Attorney V	1	1,232
Chief Environmental Management Specialist	34	36,754
Chief Science Research Specialist	1	1,081
Chief Administrative Officer	17	18,377
Planning Officer V	1	1,081

Total Key Positions	76	90,442

Other Positions

Administrative	348	119,112
Support to Technical	108	41,940
Technical	1,240	638,231

Total Other Positions	1,696	799,283

For the difference between the Authorized and Actual Salaries		8,772

Total Permanent Positions	1,772	898,497

Total Permanent Filled Positions	1,421	746,362

C. Mines and Geosciences Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Director II	15	20,880
Chief Science Research Specialist	16	17,296
Chief Geologist	17	18,377
Development Management Officer V	1	1,081
Planning Officer V	1	1,081
Engineer V	17	18,377
Chief Administrative Officer	17	18,377

Total Key Positions	86	98,820

470	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Other Positions

Administrative	365	113,501
Support to Technical	217	77,346
Technical	681	419,055

Total Other Positions	1,263	609,902

For the difference between the Authorized and Actual Salaries		10,280

Total Permanent Positions	1,349	719,002

Total Permanent Filled Positions	960	543,523

D. National Mapping and Resource Information Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,270
Deputy Administrator II	2	3,556
Director II	4	5,568
Director I	3	3,696
Chief Remote Sensing Technologist	4	4,324
Engineer V	3	3,243
Chief Administrative Officer	2	2,162
Information Technology Officer III	3	3,243
Oceanographer V	1	1,081
Planning Officer V	1	1,081
Information Officer V	1	1,081

Total Key Positions	25	31,305

Other Positions

Administrative	91	28,778
Support to Technical	16	5,792
Technical	345	158,954

Total Other Positions	452	193,524

For the difference between the Authorized and Actual Salaries		5,236

Total Permanent Positions	477	230,065

Total Permanent Filled Positions	404	196,556

Total Uniformed Personnel	264	119,027
Total Filled Permanent and Uniformed	214	98,075

Total	618	294,631

DECEMBER 30, 2024	OFFICIAL GAZETTE	471
STAFFING SUMMARY

E. National Water Resources Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Attorney V	2	2,464
Chief Water Resources Development Officer	2	2,162
Chief Administrative Officer	1	1,081
Member (Ex-Officio)	9
Chairman (Ex-Officio)	1

Total Key Positions	7	9,058

Other Positions

Administrative	50	14,712
Support to Technical	23	12,794
Technical	44	25,566

Total Other Positions	117	53,072

For the difference between the Authorized and Actual Salaries		1,163

Total Permanent Positions	124	63,293

Total Permanent Filled Positions	111	57,164

F. Palawan Council for Sustainable Development Staff

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Director II	2	2,785
Chief Administrative Officer	1	1,081
Project Development Officer V	7	7,567
Member (Ex-Officio)	8
Vice Chairman (Ex-Officio)	1
Chairman (Ex-Officio)	1

Total Key Positions	11	13,211

Other Positions

Administrative	24	6,608

472	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Technical	5	2,423
Technical	47	24,544

Total Other Positions	76	33,575

For the difference between the Authorized and Actual Salaries		502

Total Permanent Positions	87	47,288

Total Permanent Filled Positions	79	43,086

DECEMBER 30, 2024	OFFICIAL GAZETTE	473
STAFFING SUMMARY

XI. DEPARTMENT OF FINANCE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	8	18,162
Department Assistant Secretary	9	18,082
Director IV	15	26,670
Executive Director III	2	3,556
Project Manager IV	1	1,778
Deputy Executive Director III	3	4,719
Head Executive Assistant	1	1,573
Director III	13	20,450
Project Manager II	3	4,176
Attorney V	8	9,857
Chief Financial Management Specialist	3	3,243
Chief Administrative Officer	11	11,891
Chief Tax Specialist	13	14,053
Planning Officer V	5	5,405
Management and Audit Analyst V	1	1,081
Chief Accountant	1	1,081
Intelligence Officer V	1	1,081
Information Technology Officer III	4	4,324
Information Officer V	3	3,243
Graft Prevention and Control Officer V	2	2,162
Internal Auditor V	2	2,162
Financial Analyst V	4	4,324
Economist V	6	6,486
Project Evaluation Officer V	1	1,081
Statistician V	1	1,081
Development Management Officer V	6	6,486

Total Key Positions	128	181,548

Other Positions

Administrative	314	121,478
Support to Technical	134	71,688
Technical	284	190,246

Total Other Positions	732	383,412

For the difference between the Authorized and Actual Salaries		4,186

Total Permanent Positions	860	569,146

Total Permanent Filled Positions	397	285,184

474	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

B. Bureau of Customs

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner of Customs	1	2,270
Deputy Commissioner of Customs	6	10,668
Director III	11	17,303
Director II	2	2,784
Collector of Customs VI	10	13,920
Attorney V	5	6,160
Collector of Customs V	24	29,574
Medical Officer V	1	1,232
Information Technology Officer III	4	4,324
Collector of Customs IV	19	20,539
Chief Tax Specialist	1	1,081
Chief Customs Operations Officer	60	64,857
Chief Administrative Officer	5	5,405
Intelligence Officer V	1	1,081
Statistician V	1	1,081
Special Police Chief	1	1,081
Management and Audit Analyst V	5	5,405
Chief Accountant	2	2,162
Collector of Customs III	8	7,680
Collector of Customs II	13	11,154
Collector of Customs I	10	7,680

Total Key Positions	190	217,441

Other Positions

Administrative	2,427	537,246
Support to Technical	1,382	441,855
Technical	2,265	1,014,070

Total Other Positions	6,074	1,993,171

For the difference between the Authorized and Actual Salaries		11,215

Total Permanent Positions	6,264	2,221,827

Total Permanent Filled Positions	3,726	1,367,403

C. Bureau of Internal Revenue

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

DECEMBER 30, 2024	OFFICIAL GAZETTE	475
STAFFING SUMMARY

Key Positions

Commissioner of Internal Revenue	1	2,270
Deputy Commissioner of Internal Revenue	6	10,668
Assistant Commissioner of Internal Revenue	15	23,595
Director III	1	1,573
Director II	43	59,857
Director I	28	34,496
Attorney V	27	33,264
Information Technology Officer III	17	18,377
Information Officer V	1	1,081
Executive Assistant V	1	1,081
Chief Revenue Officer IV	196	211,876
Chief Administrative Officer	20	21,620
Chief Accountant	19	20,539

Total Key Positions	375	440,297

Other Positions

Administrative	4,058	1,281,053
Support to Technical	933	451,393
Technical	16,116	6,917,878

Total Other Positions	21,107	8,650,324

For the difference between the Authorized and Actual Salaries		43,695

Total Permanent Positions	21,482	9,134,316

Total Permanent Filled Positions	15,666	6,621,197

D. Bureau of Local Government Finance

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	2	3,147
Director II	20	27,840
Director I	1	1,232
Attorney V	2	2,464
Chief Tax Specialist	1	1,081
Local Assessment Operations Officer V	1	1,081
Chief Administrative Officer	2	2,162
Information Technology Officer III	1	1,081
Fiscal Examiner V	1	1,081
Financial Analyst V	1	1,081
Local Treasury Operations Officer V	1	1,081
Project Evaluation Officer V	1	1,081
Development Management Officer V	1	1,081

476	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Total Key Positions	36	47,271

Other Positions

Administrative	184	54,624
Support to Technical	42	19,871
Technical	196	112,449

Total Other Positions	422	186,944

For the difference between the Authorized and Actual Salaries		2,930

Total Permanent Positions	458	237,145

Total Permanent Filled Positions	310	163,349

E. Bureau of the Treasury

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Treasurer of the Philippines	1	2,270
Deputy Treasurer of the Philippines	4	8,036
Director III	8	12,584
Director II	14	19,488
Chief Treasury Operations Officer II	115	124,315

Total Key Positions	142	166,693

Other Positions

Administrative	629	227,480
Support to Technical	132	47,810
Technical	402	228,089

Total Other Positions	1,163	503,379

For the difference between the Authorized and Actual Salaries		5,079

Total Permanent Positions	1,305	675,151

Total Permanent Filled Positions	596	350,550

F. Central Board of Assessment Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

DECEMBER 30, 2024	OFFICIAL GAZETTE	477
STAFFING SUMMARY

Key Positions
Director III	1	1,573
Director II	2	2,785
Attorney V	3	3,697

Total Key Positions	6	8,055

Other Positions

Administrative	19	5,532
Support to Technical	1	516

Total Other Positions	20	6,048

For the difference between the Authorized and Actual Salaries		109

Total Permanent Positions	26	14,212

Total Permanent Filled Positions	15	10,209

G. National Tax Research Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	5	7,867
Attorney V	2	2,464
Economist V	1	1,081
Chief Tax Specialist	6	6,486
Financial Analyst V	5	5,405
Statistician V	1	1,081
Information Technology Officer III	1	1,081
Chief Administrative Officer	3	3,243

Total Key Positions	25	30,486

Other Positions

Administrative	51	17,525
Support to Technical	14	6,948
Technical	94	49,954

Total Other Positions	159	74,427

For the difference between the Authorized and Actual Salaries		319

Total Permanent Positions	184	105,232

Total Permanent Filled Positions	100	60,691

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XII. DEPARTMENT OF FOREIGN AFFAIRS

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	5	11,352
Chief of Mission, Class I	80	181,620
Department Legislative Liaison Officer	1	2,009
Chief of Mission, Class II	80	160,721
Career Minister	87	154,686
Foreign Service Officer, Class I	97	152,591
Foreign Service Officer, Class II	90	125,299
Foreign Service Officer, Class III	16	19,713
Internal Auditor V	2	2,162
Foreign Service Staff Officer I	42	45,402
Foreign Service Officer, Class IV	5	5,405
Chief Administrative Officer	1	1,081
Senior Foreign Affairs Adviser	1	1,081
Chief Accountant	1	1,081

Total Key Positions	509	867,544

Other Positions

Administrative	191	99,674
Support to Technical	697	191,023
Technical	1,969	1,146,983

Total Other Positions	2,857	1,437,680

For the difference between the Authorized and Actual Salaries		18,236

Total Permanent Positions	3,366	2,323,460

Total Permanent Filled Positions	3,010	1,967,132

B. Foreign Service Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	1	1,081

DECEMBER 30, 2024	OFFICIAL GAZETTE	479
STAFFING SUMMARY

Training Specialist V	1	1,081
Chief Foreign Affairs Research Specialist	1	1,081

Total Key Positions	5	6,594

Other Positions

Administrative	32	9,670
Support to Technical	19	7,362
Technical	40	19,333

Total Other Positions	91	36,365

For the difference between the Authorized and Actual Salaries		842

Total Permanent Positions	96	43,801

Total Permanent Filled Positions	82	35,698

C. Technical Cooperation Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Other Positions

Administrative	4	1,256

Total Other Positions	4	1,256

For the difference between the Authorized and Actual Salaries		41

Total Permanent Positions	4	1,297

Total Permanent Filled Positions	4	1,297

D. UNESCO National Commission of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	2,009
Deputy Executive Director II	1	1,392

Total Key Positions	2	3,401

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Other Positions

Administrative	8	2,207
Technical	4	2,419

Total Other Positions	12	4,626

For the difference between the Authorized and Actual Salaries		82

Total Permanent Positions	14	8,109

Total Permanent Filled Positions	14	8,109

DECEMBER 30, 2024	OFFICIAL GAZETTE	481
STAFFING SUMMARY

XIII. DEPARTMENT OF HEALTH

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	9	20,434
FDA Director General	1	2,270
FDA Deputy Director General	2	4,018
Department Assistant Secretary	6	12,055
Director IV	40	71,120
Medical Center Chief II	51	80,223
Director III	25	39,326
Director II	6	8,352
Medical Center Chief I	17	23,664
Chief of Medical Professional Staff II	46	64,033
Chief of Hospital III	17	23,664
Chief of Medical Professional Staff I	11	13,552
Chief of Hospital II	4	4,928
Medical Officer V	43	52,980
District Health Officer I	1	1,232
Director I	1	1,232
Attorney V	4	4,928
Human Resource Management Officer V	2	2,162
Health Physicist IV	2	2,162
Health Education and Promotion Officer V	3	3,243
Financial and Management Officer II	30	32,430
Engineer V	2	2,162
Development Management Officer V	69	74,589
Dentist V	1	1,081
Food-Drug Regulation Officer V	8	8,648
Chief Science Research Specialist	9	9,729
Chief Health Program Officer	36	38,916
Chief Administrative Officer	90	97,290
Information Officer V	1	1,081
Chief Accountant	2	2,162
Planning Officer V	1	1,081
Nurse VII	42	45,402
Licensing Officer V	17	18,377
Internal Auditor V	2	2,162
Information Technology Officer III	3	3,243
Supervising Health Program Officer	2	1,716

Total Key Positions	607	778,988

Other Positions

Administrative	12,671	3,327,521
Support to Technical	4,622	1,661,316
Technical	80,497	41,506,542

Total Other Positions	97,790	46,495,379

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For the difference between the Authorized and Actual Salaries		93,445

Total Permanent Positions	98,397	47,367,812

Total Permanent Filled Positions	81,827	38,846,577

B. National Nutrition Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	2,009
Deputy Executive Director III	2	3,147
Nutrition Program Coordinator	14	17,252
Nutrition Officer V	3	3,243
Financial and Management Officer II	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	22	27,813

Other Positions

Administrative	56	14,664
Technical	48	25,839

Total Other Positions	104	40,503

For the difference between the Authorized and Actual Salaries		1,386

Total Permanent Positions	126	69,702

Total Permanent Filled Positions	86	50,061

C. Philippine National AIDS Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Medical Officer V	1	1,232
Chief Health Program Officer	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	5	6,745

DECEMBER 30, 2024	OFFICIAL GAZETTE	483
STAFFING SUMMARY

Other Positions

Administrative	10	4,368
Support to Technical	4	1,648
Technical	13	7,094

Total Other Positions	27	13,110

For the difference between the Authorized and Actual Salaries		37

Total Permanent Positions	32	19,892

Total Permanent Filled Positions	28	16,094

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XIV. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	10	22,704
Department Assistant Secretary	8	16,074
Director IV	26	46,228
Director III	19	29,887
Attorney V	2	2,464
Chief Accountant	1	1,081
Planning Officer V	1	1,081
Internal Auditor V	2	2,162
Information Technology Officer III	2	2,162
Information Officer V	3	3,243
Housing and Homesite Regulation Officer VI	57	61,617
Project Development Officer V	19	20,539
Chief Administrative Officer	22	23,782

Total Key Positions	173	236,365

Other Positions

Administrative	283	133,950
Support to Technical	50	27,987
Technical	663	348,051

Total Other Positions	996	509,988

For the difference between the Authorized and Actual Salaries		1,279

Total Permanent Positions	1,169	747,632

Total Permanent Filled Positions	783	503,829

B. Human Settlements Adjudication Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

HSAC Executive Commissioner	1	2,270
Commissioner II	4	8,037

DECEMBER 30, 2024	OFFICIAL GAZETTE	485
STAFFING SUMMARY

Deputy Executive Director IV	1	1,778
Director III	20	31,460
Director II	46	64,052
Attorney VI	2	2,784
Attorney V	19	23,409
Public Relations Officer V	1	1,081
Planning Officer V	1	1,081
Information Technology Officer III	1	1,081
Chief Administrative Officer	21	22,701
Chief Accountant	1	1,081

Total Key Positions	118	160,815

Other Positions

Administrative	213	89,089
Support to Technical	62	21,812
Technical	124	71,179

Total Other Positions	399	182,080

For the difference between the Authorized and Actual Salaries		717

Total Permanent Positions	517	343,612

Total Permanent Filled Positions	388	242,431

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XV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	8	18,163
Department Assistant Secretary	9	18,083
Director IV	29	51,563
Head Executive Assistant	1	1,573
Director III	21	33,040
Director II	5	6,962
Director I	5	6,161
Attorney V	3	3,696
Project Manager I	5	6,161
Development Management Officer V	1	1,081
Chief Postal Service Officer	1	1,081
Chief Administrative Officer	16	17,295
Engineer V	2	2,162
Chief Accountant	1	1,081
Training Specialist V	1	1,081
Project Development Officer V	2	2,162
Planning Officer V	10	10,810
Internal Auditor V	2	2,162
Information Technology Officer III	17	18,376
Information Officer V	1	1,081

Total Key Positions	141	207,115

Other Positions

Administrative	273	99,977
Support to Technical	12	2,625
Technical	882	418,005

Total Other Positions	1,167	520,607

For the difference between the Authorized and Actual Salaries		2,576

Total Permanent Positions	1,308	730,298

Total Permanent Filled Positions	972	520,450

B. Cybercrime Investigation and Coordination Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

DECEMBER 30, 2024	OFFICIAL GAZETTE	487
STAFFING SUMMARY

Key Positions

Executive Director V	1	2,270
Deputy Executive Director V	1	2,009
Director IV	3	5,334
Investigation Agent VI	1	1,232
Attorney V	1	1,232
Engineer V	1	1,081
Chief Administrative Officer	2	2,162
Planning Officer V	2	2,162
Intelligence Officer V	1	1,081
Information Technology Officer III	1	1,081

Total Key Positions	14	19,644

Other Positions

Administrative	28	12,202
Support to Technical	5	2,569
Technical	32	18,830

Total Other Positions	65	33,601

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	79	53,245

Total Permanent Filled Positions	54	41,354

C. National Privacy Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Privacy Commissioner	1	3,341
Deputy Privacy Commissioner	2	4,541
Executive Director IV	1	2,009
Director IV	4	7,112
Attorney V	5	6,160
Information Officer V	1	1,081
Chief Administrative Officer	3	3,243
Internal Auditor V	1	1,081
Information Technology Officer III	2	2,162

Total Key Positions	20	30,730

Other Positions

Administrative	49	22,914
Support to Technical	4	2,541
Technical	62	42,017

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Total Other Positions	115	67,472

For the difference between the Authorized and Actual Salaries		417

Total Permanent Positions	135	98,619

Total Permanent Filled Positions	103	77,289

D. National Telecommunications Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner II	1	2,009
Commissioner I	2	3,556
Director II	22	30,624
Attorney V	2	2,464
Chief Communications Development Officer	4	4,324
Engineer V	21	22,701
Chief Administrative Officer	17	18,377
Internal Auditor V	1	1,081
Management and Audit Analyst V	1	1,081
Planning Officer V	1	1,081
Financial and Management Officer II	1	1,081

Total Key Positions	73	88,379

Other Positions

Administrative	214	54,500
Support to Technical	39	22,542
Technical	217	87,999

Total Other Positions	470	165,041

For the difference between the Authorized and Actual Salaries		4,752

Total Permanent Positions	543	258,172

Total Permanent Filled Positions	446	210,808

DECEMBER 30, 2024	OFFICIAL GAZETTE	489
STAFFING SUMMARY

XVI. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	9	20,433
Department Assistant Secretary	10	20,091
Director IV	28	49,784
Head Executive Assistant	1	1,573
Director III	20	31,460
Local Government Operations Officer VIII	107	148,989
Attorney V	3	3,696
Internal Auditor V	2	2,162
Information Technology Officer III	3	3,243
Information Officer V	1	1,081
Engineer V	1	1,081
Chief Administrative Officer	22	23,782
Local Government Operations Officer VII	182	196,733
Public Relations Officer V	1	1,081
Project Evaluation Officer V	1	1,081
Planning Officer V	1	1,081
Chief Accountant	1	1,081
Local Government Operations Officer VI	203	174,202

Total Key Positions	597	685,975

Other Positions

Administrative	1,292	362,409
Support to Technical	170	101,721
Technical	2,856	1,928,182

Total Other Positions	4,318	2,392,312

For the difference between the Authorized and Actual Salaries		51,520

Total Permanent Positions	4,915	3,129,807

Total Permanent Filled Positions	4,375	2,870,012

* The number of Undersecretary and Assistant Secretary positions shall be adjusted based on the provisions of existing laws.

B. Bureau of Fire Protection

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Engineer V	2	2,162

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Planning Officer V	1	1,081
Chief Administrative Officer	3	3,243

Total Key Positions	6	6,486

Other Positions

Administrative	206	49,513
Support to Technical	218	76,588

Total Other Positions	424	126,101

For the difference between the Authorized and Actual Salaries		3,129

Total Permanent Positions	430	135,716

Total Permanent Filled Positions	371	117,150

Total Uniformed Personnel	39,289	15,411,510
Total Filled Uniformed Personnel	35,644	13,868,314

TOTAL	36,015	13,985,464

C. Bureau of Jail Management and Penology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director II	1	1,392
Inmate Guidance Chief	1	1,081
Intelligence Officer V	1	1,081
Planning Officer V	1	1,081
Presidential Staff Officer VI	1	1,081
Chief Administrative Officer	3	3,243

Total Key Positions	8	8,959

Other Positions

Administrative	37	10,917
Support to Technical	37	16,598
Technical	9	2,787

Total Other Positions	83	30,302

For the difference between the Authorized and Actual Salaries		1,572

Total Permanent Positions	91	40,833

Total Permanent Filled Positions	75	36,006

DECEMBER 30, 2024	OFFICIAL GAZETTE	491
STAFFING SUMMARY

Total Uniformed Personnel	25,399	9,874,840
Total Filled Uniformed Personnel	22,890	8,833,752

TOTAL	22,965	8,869,758

D. Local Government Academy

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081
Local Government Operations Officer VII	3	3,243

Total Key Positions	6	7,675

Other Positions

Administrative	23	8,519
Support to Technical	2	940
Technical	23	13,762

Total Other Positions	48	23,221

For the difference between the Authorized and Actual Salaries		300

Total Permanent Positions	54	31,196

Total Permanent Filled Positions	44	26,001

E. National Commission on Muslim Filipinos

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Executive Director IV	1	2,009
Commission Member III	8	16,073
Director IV	18	32,004
Deputy Executive Director IV	1	1,778
Director III	3	4,719
Head Executive Assistant	1	1,573
Attorney V	12	14,784
Planning Officer V	1	1,081

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GENERAL APPROPRIATIONS ACT, FY 2025

Information Technology Officer III	1	1,081
Information Officer V	1	1,081
Development Management Officer V	57	61,617
Chief Administrative Officer	15	16,215
Project Evaluation Officer V	1	1,081
Chief Accountant	1	1,081

Total Key Positions	122	159,518

Other Positions

Administrative	348	101,065
Support to Technical	59	28,663
Technical	395	215,231

Total Other Positions	802	344,959

For the difference between the Authorized and Actual Salaries		7,439

Total Permanent Positions	924	511,916

Total Permanent Filled Positions	857	476,451

F. National Police Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Member IV	4	9,081
Deputy Executive Director IV	1	1,778
Chairman, Police Regional Appellate Board	21	33,035
Director III	24	37,752
Head Executive Assistant	1	1,573
Director II	24	33,409
Attorney V	20	24,640
Law Enforcement Evaluation Officer V	1	1,081
Information Technology Officer III	1	1,081
Engineer V	1	1,081
Chief Communications Development Officer	1	1,081
Chief Administrative Officer	24	25,944
Chief Accountant	1	1,081
Logistics Management Officer V	1	1,081
Police Inspector V	1	1,081
Planning Officer V	3	3,243
Project Evaluation Officer V	1	1,081
Special Investigator V	1	1,081
Board Secretary V	1	1,081
Chairman (Ex-Officio)	1

Total Key Positions	132	181,265

DECEMBER 30, 2024	OFFICIAL GAZETTE	493
STAFFING SUMMARY

Other Positions

Administrative	737	212,293
Support to Technical	140	63,235
Technical	359	269,881

Total Other Positions	1,236	545,409

For the difference between the Authorized and Actual Salaries		16,298

Total Permanent Positions	1,368	742,972

Total Permanent Filled Positions	1,211	666,654

G. National Youth Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,270
Commission Member III	5	10,046
Executive Director III	1	1,778
Presidential Staff Officer VI	3	3,243
Chief Administrative Officer	1	1,081
Member (Ex-Officio)	1

Total Key Positions	11	18,418

Other Positions

Administrative	17	5,534
Support to Technical	20	9,125
Technical	69	33,779

Total Other Positions	106	48,438

For the difference between the Authorized and Actual Salaries		865

Total Permanent Positions	117	67,721

Total Permanent Filled Positions	105	61,994

H. Philippine Commission on Women

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778

494	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Deputy Executive Director III	2	3,147
Chief Administrative Officer	1	1,081
Information Officer V	1	1,081
Chief GAD Specialist	3	3,243
Member (Ex-Officio)	22
Chairman (Ex-Officio)	1

Total Key Positions	8	10,330

Other Positions

Administrative	31	9,115
Support to Technical	3	1,203
Technical	42	23,191

Total Other Positions	76	33,509

For the difference between the Authorized and Actual Salaries		686

Total Permanent Positions	84	44,525

Total Permanent Filled Positions	75	39,451

I. Philippine National Police

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Inspector General	1	2,009
Attorney V	3	3,696
Director I	3	3,696
Chief of Hospital II	1	1,232
Training Specialist V	1	1,081
Chief Administrative Officer	7	7,567
Chief Accountant	2	2,162
Medico-Legal Officer IV	1	1,081
Chemist V	1	1,081
Planning Officer V	1	1,081
Information Technology Officer III	3	3,243
Document Examiner V	1	1,081

Total Key Positions	25	29,010

Other Positions

Administrative	11,973	2,693,922
Support to Technical	1,387	457,198
Technical	269	116,166

Total Other Positions	13,629	3,267,286

For the difference between the Authorized and Actual Salaries		8,442

DECEMBER 30, 2024	OFFICIAL GAZETTE	495
STAFFING SUMMARY

Total Permanent Positions	13,654	3,304,738

Total Permanent Filled Positions	11,716	2,822,536

Total Uniformed Personnel	229,610	90,412,945
Total Filled Uniformed Personnel	221,753	89,650,424

TOTAL	233,469	92,472,960

J. Philippine Public Safety College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,270
SUC Vice-President IV	2	3,556
Director II	1	1,392
Professor II	1	1,232
Director I	2	2,464
Chief Education Program Specialist	4	4,324
Chief Administrative Officer	4	4,324
Professor I	1	1,081
Planning Officer V	1	1,081

Total Key Positions	17	21,724

Other Positions

Administrative	84	27,836
Support to Technical	26	12,019
Technical	55	27,493

Total Other Positions	165	67,348

For the difference between the Authorized and Actual Salaries		1,386

Total Permanent Positions	182	90,458

Total Permanent Filled Positions	150	72,008

Total Uniformed Personnel	200	92,079
Total Filled Uniformed Personnel	200	92,079

TOTAL	350	164,087

496	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XVII. DEPARTMENT OF JUSTICE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Prosecutor General	1	2,270
Commission Chairman III	1	2,270
Chief State Counsel	1	2,270
Department Undersecretary	9	20,433
Prosecutor V	53	120,330
Assistant Chief State Counsel	2	4,018
Department Legislative Liaison Officer	1	2,009
Department Assistant Secretary	7	14,064
Prosecutor IV	263	528,416
Commission Member III	2	4,018
Prosecutor III	629	1,118,395
Director IV	8	14,224
State Counsel V	6	10,668
Executive Director III	4	7,112
State Counsel IV	12	18,882
Prosecutor II	1,238	1,947,978
Head Executive Assistant	1	1,573
Deputy Executive Director III	2	3,146
State Counsel III	14	19,494
Prosecutor I	546	760,294
Director II	2	2,784
State Counsel II	14	17,251
Investigation Agent VI	1	1,232
Chief Parole Officer	2	2,465
Attorney V	11	13,554
Information Technology Officer III	3	3,243
Economist V	2	2,162
Chief Administrative Officer	7	7,567
Internal Auditor V	2	2,162
Chief Accountant	1	1,081
State Counsel I	15	16,214
Planning Officer V	2	2,162
Librarian V	1	1,081
Investigation Agent V	3	3,243

Total Key Positions	2,867	4,681,406

Other Positions

Administrative	1,626	456,071
Support to Technical	1,791	571,745
Technical	385	435,055

Total Other Positions	3,802	1,462,871

DECEMBER 30, 2024	OFFICIAL GAZETTE	497
STAFFING SUMMARY

For the difference between the Authorized and Actual Salaries		96,210

Total Permanent Positions	6,669	6,240,487

Total Permanent Filled Positions	5,540	5,380,697

B. Bureau of Corrections

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

BUCOR Deputy Director General	3	6,028
Director III	1	1,573
Attorney V	1	1,232
Planning Officer V	1	1,081
Chief Administrative Officer	3	3,243

Total Key Positions	9	13,157

Other Positions

Administrative	259	75,658
Support to Technical	8	5,433
Technical	21	8,912

Total Other Positions	288	90,003

For the difference between the Authorized and Actual Salaries		605

Total Permanent Positions	297	103,765

Total Permanent Filled Positions	199	72,150

Total Uniformed Personnel	8,133	3,231,109

Total Filled Permanent and Uniformed	6,451	2,374,363

Total	6,650	2,446,513

C. Bureau of Immigration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner III	1	2,270
Deputy Commissioner III	2	4,018
Attorney V	2	2,464

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Deputy Executive Director I	1	1,232
Chief Immigration Officer	3	3,243
Intelligence Officer V	1	1,081
Chief Administrative Officer	2	2,162
Planning Officer V	1	1,081

Total Key Positions	13	17,551

Other Positions

Administrative	359	83,069
Support to Technical	81	23,699
Technical	2,329	841,410

Total Other Positions	2,769	948,178

For the difference between the Authorized and Actual Salaries		5,852

Total Permanent Positions	2,782	971,581

Total Permanent Filled Positions	2,480	876,830

D. Land Registration Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,270
Deputy Administrator III	2	4,018
Register of Deeds IV	15	23,602
Director II	4	5,568
Deputy Register of Deeds IV	15	18,484
Attorney V	3	3,696
Register of Deeds III	41	50,524
Deeds Registry Inspector V	1	1,232
Records Officer V	1	1,081
Information Technology Officer III	1	1,081
Engineer V	2	2,162
Chief Administrative Officer	3	3,243
Chief Accountant	1	1,081

Total Key Positions	90	118,042

Other Positions

Administrative	1,065	250,472
Support to Technical	296	102,776
Technical	1,489	621,054

Total Other Positions	2,850	974,302

For the difference between the Authorized and Actual Salaries		16,175

DECEMBER 30, 2024	OFFICIAL GAZETTE	499
STAFFING SUMMARY

Total Permanent Positions	2,940	1,108,519

Total Permanent Filled Positions	2,112	749,485

E. National Bureau of Investigation

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,270
Director V	2	4,018
Director IV	7	12,446
Director III	17	26,741
Director II	17	23,664
Investigation Agent VI	75	92,418
Medico-Legal Officer V	2	2,464
Medical Specialist IV	1	1,232
Attorney V	3	3,696
Crime Investigator V	1	1,081
Chief Administrative Officer	10	10,810
Training Specialist V	1	1,081
Security Officer V	1	1,081
Dentist V	1	1,081
Chief Accountant	1	1,081
Chemist V	2	2,162
Intelligence Officer V	5	5,405
Ballistician V	1	1,081
Information Technology Officer III	5	5,405
Investigation Agent V	108	116,745
Planning Officer V	1	1,081
Polygraph Examiner V	1	1,081
Identification Officer II	2	2,162
Engineer V	1	1,081
Document Examiner V	1	1,081

Total Key Positions	267	322,448

Other Positions

Administrative	732	187,401
Support to Technical	516	143,301
Technical	749	504,658

Total Other Positions	1,997	835,360

For the difference between the Authorized and Actual Salaries		24,810

Total Permanent Positions	2,264	1,182,618

Total Permanent Filled Positions	1,318	711,188

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F. Office for Alternative Dispute Resolution

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Deputy Executive Director IV	1	1,778
Director III	2	3,146
Attorney V	1	1,232
Information Officer V	1	1,081
Planning Officer V	1	1,081
Chief Administrative Officer	3	3,243
Training Specialist V	1	1,081

Total Key Positions	11	14,912

Other Positions

Administrative	28	12,077
Support to Technical	3	1,488
Technical	29	16,556

Total Other Positions	60	30,121

For the difference between the Authorized and Actual Salaries		244

Total Permanent Positions	71	45,277

Total Permanent Filled Positions	60	38,395

G. Office of the Government Corporate Counsel

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Government Corporate Counsel	1	2,270
Deputy Government Corporate Counsel	1	2,009
Assistant Government Corporate Counsel	10	20,092
Government Corporate Attorney IV	12	21,337
Government Corporate Attorney III	18	28,323
Government Corporate Attorney II	21	29,242
Government Corporate Attorney I	4	4,929
Chief Administrative Officer	1	1,081

Total Key Positions	68	109,283

Other Positions

DECEMBER 30, 2024	OFFICIAL GAZETTE	501
STAFFING SUMMARY

Administrative	39	11,116
Support to Technical	38	12,403
Technical	8	12,454

Total Other Positions	85	35,973

For the difference between the Authorized and Actual Salaries		1,370

Total Permanent Positions	153	146,626

Total Permanent Filled Positions	129	118,935

H. Office of the Solicitor General

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Solicitor General	1	3,341
Assistant Solicitor General	30	68,112
Director IV	4	7,112
Head Executive Assistant	1	1,573
Associate Solicitor III	60	83,549
Chief Administrative Officer	8	8,648
Chief Accountant	1	1,081
Librarian V	1	1,081
Internal Auditor V	1	1,081
Planning Officer V	1	1,081
Information Technology Officer III	2	2,162

Total Key Positions	110	178,821

Other Positions

Administrative	468	179,186
Support to Technical	85	29,565
Technical	316	458,637

Total Other Positions	869	667,388

For the difference between the Authorized and Actual Salaries		12,869

Total Permanent Positions	979	859,078

Total Permanent Filled Positions	815	735,283

I. Parole and Probation Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

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Key Positions

Director V	1	2,009
Director IV	1	1,778
Director II	16	22,272
Director I	16	19,712
Attorney V	1	1,232
Chief Probation Officer	185	199,973
Chief Administrative Officer	2	2,162
Planning Officer V	1	1,081

Total Key Positions	223	250,219

Other Positions

Administrative	385	93,511
Support to Technical	13	5,367
Technical	686	373,232

Total Other Positions	1,084	472,110

For the difference between the Authorized and Actual Salaries		10,787

Total Permanent Positions	1,307	733,116

Total Permanent Filled Positions	919	533,585

J. Presidential Commission on Good Government

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Commission Member IV	4	9,082
Director IV	5	8,890
Attorney V	4	4,929
Special Investigator V	1	1,081
Chief Administrative Officer	7	7,567
Chief Accountant	1	1,081
Planning Officer V	1	1,081
Board Secretary V	1	1,081
Property Appraiser V	1	1,081
Information Technology Officer III	1	1,081
Development Management Officer V	1	1,081

Total Key Positions	28	41,376

Other Positions

Administrative	68	27,141

DECEMBER 30, 2024	OFFICIAL GAZETTE	503
STAFFING SUMMARY

Support to Technical	33	18,418
Technical	18	10,592

Total Other Positions	119	56,151

For the difference between the Authorized and Actual Salaries		707

Total Permanent Positions	147	98,234

Total Permanent Filled Positions	100	68,867

K. Public Attorney’s Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Public Attorney	1	2,270
Deputy Chief Public Attorney	2	4,018
Public Attorney V	16	32,144
Public Attorney IV	19	33,782
Public Attorney III	412	648,266
Public Attorney II	831	1,157,153
Director II	2	2,784
Public Attorney I	127	156,499
Planning Officer V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	1,412	2,039,078

Other Positions

Administrative	635	152,131
Support to Technical	366	92,077
Technical	1,137	1,444,155

Total Other Positions	2,138	1,688,363

For the difference between the Authorized and Actual Salaries		91,176

Total Permanent Positions	3,550	3,818,617

Total Permanent Filled Positions	3,538	3,809,777

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XVIII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Department Secretary	1	3,341
Department Undersecretary	5	11,352
Department Assistant Secretary	6	12,055
Director IV	28	49,784
Director III	16	25,168
Director II	15	20,884
Attorney V	4	4,928
Project Evaluation Officer V	1	1,081
Planning Officer V	1	1,081
Internal Auditor V	2	2,162
Information Technology Officer III	1	1,081
Chief Labor and Employment Officer	94	101,614
Chief Administrative Officer	25	27,025
Chief Accountant	1	1,081

Total Key Positions	200	262,637

Other Positions

Administrative	536	182,303
Support to Technical	253	115,803
Technical	1,667	977,807

Total Other Positions	2,456	1,275,913

For the difference between the Authorized and Actual Salaries		20,629

Total Permanent Positions	2,656	1,559,179

Total Permanent Filled Positions	2,118	1,219,716

B. Institute for Labor Studies

STAFFING SUMMARY

(Amount, In Thousand Pesos	No.	Amount
Permanent Positions

Key Positions
Executive Director III	1	1,778

DECEMBER 30, 2024	OFFICIAL GAZETTE	505
STAFFING SUMMARY

Deputy Executive Director III	1	1,573
Chief Administrative Officer	1	1,081
Chief Labor and Employment Officer	4	4,324

Total Key Positions	7	8,756

Other Positions

Administrative	24	9,083
Support to Technical	5	1,669
Technical	27	15,372

Total Other Positions	56	26,124

For the difference between the Authorized and Actual Salaries		481

Total Permanent Positions	63	35,361

Total Permanent Filled Positions	48	26,875

C. National Conciliation and Mediation Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director IV	1	2,009
Deputy Executive Director IV	2	3,556
Director II	18	25,056
Conciliator-Mediator	1	1,232
Chief Labor and Employment Officer	3	3,243
Chief Administrative Officer	3	3,243

Total Key Positions	28	38,339

Other Positions

Administrative	89	28,248
Support to Technical	31	9,255
Technical	101	84,056

Total Other Positions	221	121,559

For the difference between the Authorized and Actual Salaries		2,888

Total Permanent Positions	249	162,786

Total Permanent Filled Positions	192	122,209

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D. National Labor Relations Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Commission Chairman IV	1	3,341
Commission Member IV	23	52,218
Executive Clerk of Court IV	1	2,009
Labor Arbiter	171	343,570
Executive Clerk of Court II	7	11,011
Director II	2	2,784
Attorney VI	33	45,952
Attorney V	2	2,464
Chief Administrative Officer	2	2,162

Total Key Positions	242	465,511

Other Positions

Administrative	391	108,799
Support to Technical	378	127,177
Technical	284	283,760

Total Other Positions	1,053	519,736

For the difference between the Authorized and Actual Salaries		15,053

Total Permanent Positions	1,295	1,000,300

Total Permanent Filled Positions	1,088	831,161

E. National Wages and Productivity Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director IV	1	2,009
Deputy Executive Director IV	2	3,556
Director II	3	4,176
Board Secretary VI	16	19,712
Attorney V	1	1,232
Chief Labor and Employment Officer	3	3,243
Chief Administrative Officer	2	2,162
Planning Officer V	1	1,081
Vice Chairman (Ex-Officio)	1

DECEMBER 30, 2024	OFFICIAL GAZETTE	507
STAFFING SUMMARY

Member (Ex-Officio)	5
Chairman (Ex-Officio)	1

Total Key Positions	29	37,171

Other Positions

Administrative	65	18,360
Support to Technical	42	25,854
Technical	103	60,669

Total Other Positions	210	104,883

For the difference between the Authorized and Actual Salaries		2,144

Total Permanent Positions	239	144,198

Total Permanent Filled Positions	188	112,424

F. Professional Regulation Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Commission Chairman IV	1	3,341
Commission Member IV	2	4,541
Assistant Commissioner, Constitutional Commission	1	2,009
Director IV	7	12,446
Director III	16	25,168
Attorney V	4	4,928
Board Secretary V	1	1,081
Planning Officer V	2	2,162
Internal Auditor V	1	1,081
Information Technology Officer III	3	3,243
Chief Professional Regulations Officer	42	45,402
Chief Administrative Officer	21	22,701
Statistician V	1	1,081
Chief Accountant	1	1,081

Total Key Positions	103	130,265

Other Positions

Administrative	382	120,185
Support to Technical	99	48,040
Technical	497	269,969

Total Other Positions	978	438,194

For the difference between the Authorized and Actual Salaries		4,207

Total Permanent Positions	1,081	572,666

Total Permanent Filled Positions	885	479,610

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G. Technical Education and Skills Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Deputy Executive Director V	5	10,046
Director IV	25	44,450
Director III	84	132,169
College Administrator II	1	1,392
Vocational School Superintendent I	7	8,624
Board Secretary VI	1	1,232
Vocational School Administrator III	25	27,025
Internal Auditor V	1	1,081
Information Technology Officer III	2	2,162
Information Officer V	1	1,081
Chief Technical Education and Skills Development Specialist	51	55,131
Chief Administrative Officer	21	22,701
Chief Accountant	1	1,081
Vocational School Administrator II	14	13,440
Vocational School Administrator I	8	6,864

Total Key Positions	248	330,749

Other Positions

Administrative	1,339	411,020
Support to Technical	139	46,644
Technical	3,332	1,635,970

Total Other Positions	4,810	2,093,634

For the difference between the Authorized and Actual Salaries		22,248

Total Permanent Positions	5,058	2,446,631

Total Permanent Filled Positions	4,143	2,032,368

DECEMBER 30, 2024	OFFICIAL GAZETTE	509
STAFFING SUMMARY

XIX. DEPARTMENT OF MIGRANT WORKERS

A. Office of the Secretary

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	4	9,082
Department Assistant Secretary	8	16,073
Director IV	36	64,008
Executive Director III	1	1,778
Director III	19	29,887
Deputy Executive Director III	1	1,573
Head Executive Assistant	1	1,573
Medical Center Chief I	1	1,392
Attorney V	7	8,624
Attache II	42	51,756
Chief Labor and Employment Officer	77	83,237
Chief Administrative Officer	24	25,944
Chief Science Research Specialist	1	1,081
Chief Accountant	1	1,081
Training Specialist V	3	3,243
Planning Officer V	2	2,162
Internal Auditor V	2	2,162
Information Technology Officer III	2	2,162
Information Officer V	2	2,162

Total Key Positions	235	312,321

Other Positions

Administrative	434	177,659
Support to Technical	74	32,366
Technical	1,139	612,874

Total Other Positions	1,647	822,899

For the difference between the Authorized and Actual Salaries		10,936

Total Permanent Positions	1,882	1,146,156

Total Permanent Filled Positions	688	466,024

B. Overseas Workers Welfare Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

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Executive Director V	1	2,270
Deputy Executive Director V	3	6,027
Director IV	4	7,112
Director II	21	29,232
Chief Administrative Officer	8	8,648
Chief Labor and Employment Officer	3	3,243
Chief Accountant	1	1,081
Internal Auditor V	1	1,081
Overseas Workers Welfare Officer V	23	24,863
Information Technology Officer III	1	1,081

Total Key Positions	66	84,638

Other Positions

Administrative	167	78,261
Support to Technical	1	406
Technical	272	156,760

Total Other Positions	440	235,427

For the difference between the Authorized and Actual Salaries		4,671

Total Permanent Positions	506	324,736

Total Permanent Filled Positions	407	263,867

DECEMBER 30, 2024	OFFICIAL GAZETTE	511
STAFFING SUMMARY

XX. DEPARTMENT OF NATIONAL DEFENSE

A. Office of the Secretary (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	7	15,893
Department Assistant Secretary	8	16,074
Director IV	10	17,780
Director III	1	1,573
Head Executive Assistant	1	1,573
Attorney V	2	2,464
Internal Auditor V	2	2,162
Intelligence Officer V	1	1,081
Information Technology Officer III	2	2,162
Engineer V	1	1,081
Chief Defense Research Officer	2	2,162
Chief Administrative Officer	10	10,810
Logistics Management Officer V	2	2,162
Planning Officer V	2	2,162
Chief Accountant	1	1,081

Total Key Positions	53	83,561

Other Positions

Administrative	172	51,793
Support to Technical	90	52,256
Technical	32	15,971

Total Other Positions	294	120,020

For the difference between the Authorized and Actual Salaries		2,762

Total Permanent Positions	347	206,343

Total Permanent Filled Positions	256	157,661

B. Government Arsenal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	2	2,162
Planning Officer V	1	1,081

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Production Planning and Control Officer V	3	3,243
Engineer V	2	2,162

Total Key Positions	10	11,999

Other Positions

Administrative	165	38,984
Support to Technical	49	15,837
Technical	463	118,072

Total Other Positions	677	172,893

For the difference between the Authorized and Actual Salaries		1,851

Total Permanent Positions	687	186,743

Total Permanent Filled Positions	546	146,718

C. National Defense College of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	2	2,162
Chief Defense Research Officer	1	1,081

Total Key Positions	5	6,594

Other Positions

Administrative	40	11,271
Technical	21	14,145

Total Other Positions	61	25,416

For the difference between the Authorized and Actual Salaries		907

Total Permanent Positions	66	32,917

Total Permanent Filled Positions	56	27,913

DECEMBER 30, 2024	OFFICIAL GAZETTE	513
STAFFING SUMMARY

D. Office of Civil Defense

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,270
Deputy Administrator III	2	4,018
Director III	5	7,865
Director II	17	23,664
Director I	1	1,232
Civil Defense Officer V	17	18,377
Chief Administrative Officer	1	1,081
Training Specialist V	1	1,081
Planning Officer V	1	1,081

Total Key Positions	46	60,669

Other Positions

Administrative	193	67,054
Support to Technical	128	46,816
Technical	346	157,286

Total Other Positions	667	271,156

For the difference between the Authorized and Actual Salaries		1,907

Total Permanent Positions	713	333,732

Total Permanent Filled Positions	596	280,860

E. Philippine Veterans Affairs Office (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Special Presidential Representative	1	2,009
Director V	1	2,009
Director IV	1	1,778
Medical Officer V	1	1,232
Attorney V	1	1,232
Chief Shrine Curator	1	1,081
Chief Administrative Officer	3	3,243
Chief Veterans Assistance Officer	2	2,162

Total Key Positions	11	14,746

Other Positions

Administrative	148	36,531
Support to Technical	29	10,068
Technical	198	74,733

Total Other Positions	375	121,332

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For the difference between the Authorized and Actual Salaries		1,309

Total Permanent Positions	386	137,387

Total Permanent Filled Positions	325	116,256

F. Veterans Memorial Medical Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief of Medical Professional Staff II	1	1,392
Medical Specialist IV	14	17,252
Chief Administrative Officer	2	2,162

Total Key Positions	19	24,157

Other Positions

Administrative	315	82,622
Support to Technical	312	64,734
Technical	1,123	636,780

Total Other Positions	1,750	784,136

For the difference between the Authorized and Actual Salaries		9,635

Total Permanent Positions	1,769	817,928

Total Permanent Filled Positions	1,493	703,897

G. ARMED FORCES OF THE PHILIPPINES

G.1. Philippine Army (Land Forces)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Accountant	1	1,081
Chief Administrative Officer	3	3,243
Chemist V	1	1,081

Total Key Positions	5	5,405

DECEMBER 30, 2024	OFFICIAL GAZETTE	515
STAFFING SUMMARY

Other Positions

Administrative	1,001	254,997
Support to Technical	656	224,462
Technical	36	10,077

Total Other Positions	1,693	489,536

For the difference between the Authorized and Actual Salaries		1,552

Total Permanent Positions	1,698	496,493

Total Permanent Filled Positions	1,263	378,437

Total Military Personnel	114,576	46,075,281
Total Filled Permanent and Military	113,456	45,604,655

Total	114,719	45,983,092

G.2. Philippine Air Force (Air Forces)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Administrative Officer	3	3,243
Chief Accountant	1	1,081

Total Key Positions	4	4,324

Other Positions

Administrative	920	205,932
Support to Technical	604	201,740
Technical	270	102,244

Total Other Positions	1,794	509,916

For the difference between the Authorized and Actual Salaries		2,625

Total Permanent Positions	1,798	516,865

Total Permanent Filled Positions	1,325	399,856

Total Military Personnel	22,917	9,765,654
Total Filled Permanent and Military	20,208	8,542,138

Total	21,533	8,941,994

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G.3. Philippine Navy (Naval Forces)

STAFFING SUMMARY

(Amount, In Thousand Pesos) No.		Amount
Permanent Positions

Key Positions

Chief Administrative Officer	5	5,405
Chief Accountant	1	1,081

Total Key Positions	6	6,486

Other Positions

Administrative	683	188,206
Support to Technical	249	82,732
Technical	462	156,735

Total Other Positions	1,394	427,673

For the difference between the Authorized and Actual Salaries		4,312

Total Permanent Positions	1,400	438,471

Total Permanent Filled Positions	1,143	351,097

Total Military Personnel	27,930	11,659,834
Total Filled Permanent and Military	27,270	10,968,741

Total	28,413	11,319,838

G.4. General Headquarters, AFP and AFP-Wide Service Support Units (AFPWSSUs)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Medical Center Chief II	1	1,573
Chief of Medical Professional Staff II	1	1,392
Director I	1	1,232
Chief Administrative Officer	7	7,567
Chief Accountant	1	1,081

Total Key Positions	11	12,845

Other Positions

Administrative	1,520	370,514
Support to Technical	688	244,825
Technical	1,695	610,512

DECEMBER 30, 2024	OFFICIAL GAZETTE	517
STAFFING SUMMARY

Total Other Positions	3,903	1,225,851

For the difference between the Authorized and Actual Salaries		6,723

Total Permanent Positions	3,914	1,245,419

Total Permanent Filled Positions	2,918	937,736

Total Military Personnel	3,231	1,982,156
Total Filled Permanent and Military	3,053	1,901,505

Total	5,971	2,839,241

518	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XXI. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	9	20,434
Department Assistant Secretary	7	14,064
Project Manager IV	8	14,224
Director IV	31	55,119
Head Executive Assistant	1	1,573
Director III	23	36,187
Project Manager III	30	47,204
Project Manager II	31	43,167
Regional Equipment Engineer	1	1,232
Project Manager I	48	59,149
Attorney V	20	24,640
District Engineer	183	225,507
Chief Accountant	1	1,081
Architect V	1	1,081
Planning Officer V	1	1,081
Information Technology Officer III	2	2,162
Information Officer V	1	1,081
Fiscal Controller V	1	1,081
Engineer V	170	183,766
Community Affairs Officer V	1	1,081
Internal Auditor V	2	2,162
Chief Environmental Management Specialist	1	1,081
Chief Administrative Officer	40	43,240

Total Key Positions	614	784,738

Other Positions

Administrative	4,787	1,524,375
Support to Technical	3,520	871,152
Technical	14,183	6,703,283

Total Other Positions	22,490	9,098,810

For the difference between the Authorized and Actual Salaries		166,578

Total Permanent Positions	23,104	10,050,126

Total Permanent Filled Positions	20,097	8,866,948

DECEMBER 30, 2024	OFFICIAL GAZETTE	519
STAFFING SUMMARY

XXII. DEPARTMENT OF SCIENCE AND TECHNOLOGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	4	9,080
Department Assistant Secretary	3	6,028
Director IV	19	33,782
Director III	1	1,573
Head Executive Assistant	1	1,573
Attorney V	1	1,232
Project Development Officer V	1	1,081
Planning Officer V	2	2,162
Chief Science Research Specialist	96	103,776
Chief Health Program Officer	1	1,081
Chief Administrative Officer	20	21,620
Chief Accountant	1	1,081

Total Key Positions	151	187,410

Other Positions

Administrative	221	91,136
Support to Technical	43	23,127
Technical	759	409,485

Total Other Positions	1,023	523,748

For the difference between the Authorized and Actual Salaries		1,770

Total Permanent Positions	1,174	712,928

Total Permanent Filled Positions	830	521,010

B. Advanced Science and Technology Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Chief Science Research Specialist	4	4,324
Chief Administrative Officer	1	1,081

Total Key Positions	6	7,183

520	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Positions

Administrative	25	9,311
Support to Technical	6	1,883
Technical	53	27,314

Total Other Positions	84	38,508

For the difference between the Authorized and Actual Salaries		1,075

Total Permanent Positions	90	46,766

Total Permanent Filled Positions	84	44,314

C. Food and Nutrition Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081
Chief Science Research Specialist	3	3,243

Total Key Positions	6	7,675

Other Positions

Administrative	34	11,267
Support to Technical	5	2,500
Technical	141	66,514

Total Other Positions	180	80,281

For the difference between the Authorized and Actual Salaries		184

Total Permanent Positions	186	88,140

Total Permanent Filled Positions	162	76,422

D. Forest Products Research and Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573

DECEMBER 30, 2024	OFFICIAL GAZETTE	521
STAFFING SUMMARY

Chief Administrative Officer	1	1,081
Chief Science Research Specialist	3	3,243

Total Key Positions	6	7,675

Other Positions

Administrative	42	13,545
Support to Technical	8	2,580
Technical	136	61,207

Total Other Positions	186	77,332

For the difference between the Authorized and Actual Salaries		316

Total Permanent Positions	192	85,323

Total Permanent Filled Positions	174	76,643

E. Industrial Technology Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	2	3,147
Chief Administrative Officer	2	2,162
Chief Science Research Specialist	9	9,729

Total Key Positions	14	16,816

Other Positions

Administrative	48	16,531
Support to Technical	2	626
Technical	314	145,286

Total Other Positions	364	162,443

For the difference between the Authorized and Actual Salaries		999

Total Permanent Positions	378	180,258

Total Permanent Filled Positions	296	140,355

522	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

F. Metals Industry Research and Development Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	2	3,147
Chief Administrative Officer	1	1,081
Planning Officer V	1	1,081
Chief Science Research Specialist	4	4,324

Total Key Positions	9	11,411

Other Positions

Administrative	56	20,561
Support to Technical	45	14,823
Technical	124	58,429

Total Other Positions	225	93,813

For the difference between the Authorized and Actual Salaries		685

Total Permanent Positions	234	105,909

Total Permanent Filled Positions	207	96,175

G. National Academy of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Chief Science Research Specialist	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	3	3,940

Other Positions

Administrative	7	2,621
Technical	9	4,532

Total Other Positions	16	7,153

For the difference between the Authorized and Actual Salaries		215

Total Permanent Positions	19	11,308

Total Permanent Filled Positions	16	10,276

DECEMBER 30, 2024	OFFICIAL GAZETTE	523
STAFFING SUMMARY

H. National Research Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Chief Science Research Specialist	2	2,162
Chief Administrative Officer	1	1,081

Total Key Positions	4	5,021

Other Positions

Administrative	16	6,653
Support to Technical	6	3,139
Technical	18	7,624

Total Other Positions	40	17,416

For the difference between the Authorized and Actual Salaries		69

Total Permanent Positions	44	22,506

Total Permanent Filled Positions	40	20,194

I. Philippine Atmospheric, Geophysical and Astronomical Services Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,270
Director III	3	4,720
Chief Administrative Officer	2	2,162
Weather Services Chief	10	10,810

Total Key Positions	16	19,962

Other Positions

Administrative	79	28,799
Support to Technical	19	8,027
Technical	977	359,732

Total Other Positions	1,075	396,558

For the difference between the Authorized and Actual Salaries		(222)

Total Permanent Positions	1,091	416,298

Total Permanent Filled Positions	825	323,242

524	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

J. Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	3	4,720
Chief Administrative Officer	1	1,081
Chief Science Research Specialist	12	12,972

Total Key Positions	17	20,551

Other Positions

Administrative	76	22,639
Support to Technical	2	731
Technical	161	82,016

Total Other Positions	239	105,386

For the difference between the Authorized and Actual Salaries	275

Total Permanent Positions	256	126,212

Total Permanent Filled Positions	210	105,875

K. Philippine Council for Health Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Chief Science Research Specialist	3	3,243
Chief Administrative Officer	1	1,081

Total Key Positions	5	6,102

Other Positions

Administrative	24	8,696
Technical	46	23,005

Total Other Positions	70	31,701

For the difference between the Authorized and Actual Salaries		311

Total Permanent Positions	75	38,114

Total Permanent Filled Positions	61	31,879

DECEMBER 30, 2024	OFFICIAL GAZETTE	525
STAFFING SUMMARY

L. Philippine Council for Industry, Energy and Emerging Technology Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	1	1,081
Chief Science Research Specialist	6	6,486

Total Key Positions	9	10,918

Other Positions

Administrative	18	7,716
Support to Technical	4	1,867
Technical	46	25,646

Total Other Positions	68	35,229

For the difference between the Authorized and Actual Salaries		136

Total Permanent Positions	77	46,283

Total Permanent Filled Positions	68	41,843

M. Philippine Institute of Volcanology and Seismology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081
Chief Science Research Specialist	4	4,324

Total Key Positions	7	8,756

Other Positions

Administrative	34	10,451

526	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Technical	6	2,548
Technical	205	80,685

Total Other Positions	245	93,684

For the difference between the Authorized and Actual Salaries		943

Total Permanent Positions	252	103,383

Total Permanent Filled Positions	206	84,490

N. Philippine Nuclear Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081
Chief Science Research Specialist	4	4,324

Total Key Positions	7	8,756

Other Positions

Administrative	50	15,384
Support to Technical	10	4,342
Technical	195	96,850

Total Other Positions	255	116,576

For the difference between the Authorized and Actual Salaries		5,154

Total Permanent Positions	262	130,486

Total Permanent Filled Positions	219	110,486

O. Philippine Science High School System

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Director III	14	22,022
Deputy Executive Director III	1	1,573
Information Technology Officer III	1	1,081

DECEMBER 30, 2024	OFFICIAL GAZETTE	527
STAFFING SUMMARY

Chief Science Research Specialist	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	19	28,616

Other Positions

Administrative	233	88,120
Support to Technical	56	21,047
Technical	1,217	738,248

Total Other Positions	1,506	847,415

For the difference between the Authorized and Actual Salaries		658

Total Permanent Positions	1,525	876,689

Total Permanent Filled Positions	1,413	818,299

P. Philippine Textile Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Chief Science Research Specialist	2	2,162
Chief Administrative Officer	1	1,081

Total Key Positions	4	5,021

Other Positions

Administrative	32	10,620
Support to Technical	1	199
Technical	58	24,497

Total Other Positions	91	35,316

For the difference between the Authorized and Actual Salaries		97

Total Permanent Positions	95	40,434

Total Permanent Filled Positions	77	31,002

528	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Q. Science Education Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081
Chief Science Research Specialist	3	3,243

Total Key Positions	6	7,675

Other Positions

Administrative	13	5,678
Support to Technical	2	1,000
Technical	42	21,306

Total Other Positions	57	27,984

For the difference between the Authorized and Actual Salaries		243

Total Permanent Positions	63	35,902

Total Permanent Filled Positions	53	30,791

R. Science and Technology Information Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Chief Science Research Specialist	2	2,162
Chief Administrative Officer	1	1,081

Total Key Positions	4	5,021

Other Positions

Administrative	23	8,725
Support to Technical	12	4,874
Technical	29	14,736

Total Other Positions	64	28,335

For the difference between the Authorized and Actual Salaries		638

Total Permanent Positions	68	33,994

Total Permanent Filled Positions	56	27,411

DECEMBER 30, 2024	OFFICIAL GAZETTE	529
STAFFING SUMMARY

S. Technology Application and Promotion Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Chief Science Research Specialist	3	3,243
Chief Administrative Officer	1	1,081

Total Key Positions	5	6,102

Other Positions

Administrative	25	9,287
Support to Technical	5	2,716
Technical	40	22,488

Total Other Positions	70	34,491

For the difference between the Authorized and Actual Salaries		48

Total Permanent Positions	75	40,641

Total Permanent Filled Positions	68	36,548

530	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XXIII. DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	11	24,975
Department Assistant Secretary	20	40,184
Director IV	31	55,118
Director III	32	50,345
Attorney V	2	2,464
Chief Accountant	1	1,081
Social Welfare Officer V	62	67,022
Planning Officer V	2	2,162
Internal Auditor V	2	2,162
Information Technology Officer III	2	2,162
Information Officer V	3	3,243
Training Center Superintendent II	4	4,324
Chief Administrative Officer	26	28,106

Total Key Positions	199	286,689

Other Positions

Administrative	1,291	396,983
Support to Technical	486	157,955
Technical	1,398	643,478

Total Other Positions	3,175	1,198,416

For the difference between the Authorized and Actual Salaries		18,572

Total Permanent Positions	3,374	1,503,677

Total Permanent Filled Positions	2,963	1,313,688

B. Council for the Welfare of Children

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Deputy Executive Director IV	1	1,778

DECEMBER 30, 2024	OFFICIAL GAZETTE	531
STAFFING SUMMARY

Chief Administrative Officer	1	1,081
Planning Officer V	3	3,243

Total Key Positions	6	8,372

Other Positions

Administrative	36	14,566
Support to Technical	1	350
Technical	22	12,078

Total Other Positions	59	26,994

For the difference between the Authorized and Actual Salaries		39

Total Permanent Positions	65	35,405

Total Permanent Filled Positions	55	30,143

C. Juvenile Justice and Welfare Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	1	1,081
Social Welfare Officer V	2	2,162
Project Development Officer V	1	1,081

Total Key Positions	6	7,675

Other Positions

Administrative	35	11,022
Technical	35	19,705

Total Other Positions	70	30,727

For the difference between the Authorized and Actual Salaries		417

Total Permanent Positions	76	38,819

Total Permanent Filled Positions	65	31,270

532	OFFICIAL GAZETTE	VOL. 120, NO. 53
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D. National Anti-Poverty Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,341
Deputy Director-General	2	4,541
Director III	4	6,292
Information Technology Officer III	1	1,081
Development Management Officer V	5	5,405
Chief Administrative Officer	1	1,081
Vice-Chairman (Ex-Officio)	2

Total Key Positions	14	21,741

Other Positions

Administrative	13	7,350
Support to Technical	1	616
Technical	22	14,114

Total Other Positions	36	22,080

For the difference between the Authorized and Actual Salaries		352

Total Permanent Positions	50	44,173

Total Permanent Filled Positions	43	35,859

E. NATIONAL AUTHORITY FOR CHILD CARE

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Deputy Executive Director V	2	4,018
Director III	2	3,146
Director I	16	19,712
Project Development Officer V	1	1,081
Social Welfare Officer V	3	3,243
Chief Administrative Officer	2	2,162

Total Key Positions	27	35,632

Other Positions

Administrative	178	64,510
Technical	318	144,479

DECEMBER 30, 2024	OFFICIAL GAZETTE	533
STAFFING SUMMARY

Total Other Positions	496	208,989

For the difference between the Authorized and Actual Salaries		386

Total Permanent Positions	523	245,007

Total Permanent Filled Positions	275	133,224

F. National Council on Disability Affairs

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Project Development Officer V	1	1,081
Planning Officer V	1	1,081
Information Officer V	1	1,081
Chief Administrative Officer	1	1,081
Chairman (Ex-Officio)	1
Member (Ex-Officio)	18

Total Key Positions	6	7,675

Other Positions

Administrative	30	8,756
Support to Technical	5	2,451
Technical	22	13,192

Total Other Positions	57	24,399

For the difference between the Authorized and Actual Salaries		153

Total Permanent Positions	63	32,227

Total Permanent Filled Positions	47	24,620

G. Presidential Commission for the Urban Poor

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,270
Commission Member II	4	7,112

534	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Chief Administrative Officer	1	1,081
Development Management Officer V	4	4,324

Total Key Positions	10	14,787

Other Positions

Administrative	48	12,436
Support to Technical	5	2,532
Technical	119	54,760

Total Other Positions	172	69,728

For the difference between the Authorized and Actual Salaries		879

Total Permanent Positions	182	85,394

Total Permanent Filled Positions	151	71,991

DECEMBER 30, 2024	OFFICIAL GAZETTE	535
STAFFING SUMMARY

XXIV. DEPARTMENT OF TOURISM

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	5	11,351
Department Assistant Secretary	7	14,064
Director IV	30	53,340
Head Executive Assistant	1	1,573
Director III	16	25,168
Attorney V	2	2,464
Internal Auditor V	2	2,162
Information Technology Officer III	1	1,081
Chief Tourism Operations Officer	39	42,159
Chief Administrative Officer	6	6,486
Chief Accountant	1	1,081

Total Key Positions	111	164,270

Other Positions

Administrative	218	80,870
Support to Technical	31	12,505
Technical	404	209,513

Total Other Positions	653	302,888

For the difference between the Authorized and Actual Salaries		4,158

Total Permanent Positions	764	471,316

Total Permanent Filled Positions	546	348,346

B. Intramuros Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Chief Historic Sites Development Officer	2	2,162
Chief Tourism Operations Officer	1	1,081
Planning Officer V	1	1,081
Sales and Promotion Supervisor V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	7	8,756

536	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Positions

Administrative	32	10,277
Support to Technical	6	2,967
Technical	17	8,946

Total Other Positions	55	22,190

For the difference between the Authorized and Actual Salaries		442

Total Permanent Positions	62	31,388

Total Permanent Filled Positions	46	23,952

C. National Parks Development Committee

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	2	2,162
Park Operations Superintendent V	1	1,081
Planning Officer V	1	1,081
Media Production Specialist V	1	1,081

Total Key Positions	7	8,756

Other Positions

Administrative	68	18,365
Support to Technical	23	9,438
Technical	129	26,096

Total Other Positions	220	53,899

For the difference between the Authorized and Actual Salaries		1,158

Total Permanent Positions	227	63,813

Total Permanent Filled Positions	118	40,831

DECEMBER 30, 2024	OFFICIAL GAZETTE	537
STAFFING SUMMARY

D. Philippine Commission on Sports Scuba Diving

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573

Total Key Positions	2	3,351

Other Positions

Administrative	6	2,333
Technical	13	7,850

Total Other Positions	19	10,183

For the difference between the Authorized and Actual Salaries		0

Total Permanent Positions	21	13,534

Total Permanent Filled Positions	12	8,335

538	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XXV. DEPARTMENT OF TRADE AND INDUSTRY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	8	18,163
Department Assistant Secretary	13	26,119
Director IV	36	64,008
Special Trade Representative	10	17,781
Director III	28	44,045
Head Executive Assistant	1	1,573
Provincial Trade and Industry Officer	77	107,219
Attorney V	6	7,393
Information Technology Officer III	3	3,243
Information Officer V	1	1,081
Chief Trade-Industry Development Specialist	188	203,225
Chief Administrative Officer	20	21,620
Internal Auditor V	2	2,162
Chief Accountant	1	1,081
Project Development Officer V	1	1,081
Planning Officer V	2	2,162

Total Key Positions	398	525,297

Other Positions

Administrative	666	216,389
Support to Technical	106	60,141
Technical	1,484	766,712

Total Other Positions	2,256	1,043,242

For the difference between the Authorized and Actual Salaries		17,193

Total Permanent Positions	2,654	1,585,732

Total Permanent Filled Positions	2,210	1,291,278

B. Board of Investments

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Board Governor	3	6,028
Executive Director IV	4	8,037

DECEMBER 30, 2024	OFFICIAL GAZETTE	539
STAFFING SUMMARY

Director III	10	15,730
Attorney V	2	2,464
Chief Administrative Officer	3	3,243
Chief Investments Specialist	25	27,025
Chief Accountant	1	1,081
Planning Officer V	1	1,081
Information Technology Officer III	1	1,081
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	2
Chairman (Ex-Officio)	1

Total Key Positions	50	65,770

Other Positions

Administrative	66	22,588
Support to Technical	13	8,328
Technical	176	91,633

Total Other Positions	255	122,549

For the difference between the Authorized and Actual Salaries		638

Total Permanent Positions	305	188,957

Total Permanent Filled Positions	199	126,194

C. Construction Industry Authority of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director III	5	8,890
Chief Trade-Industry Development Specialist	9	9,729
Chief Administrative Officer	1	1,081

Total Key Positions	15	19,700

Other Positions

Administrative	35	10,590
Support to Technical	12	6,082
Technical	67	34,055

Total Other Positions	114	50,727

For the difference between the Authorized and Actual Salaries		752

Total Permanent Positions	129	71,179

Total Permanent Filled Positions	100	56,024

540	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

D. Cooperative Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman III	1	2,270
Board Member III	6	12,055
Administrator II	1	2,009
Executive Director III	1	1,778
Deputy Administrator II	5	8,890
Deputy Executive Director III	1	1,573
Director III	16	25,168
Director II	17	23,664
Attorney V	2	2,464
Planning Officer V	1	1,081
Internal Auditor V	1	1,081
Information Technology Officer III	1	1,081
Chief Cooperatives Development Specialist	6	6,486
Chief Administrative Officer	3	3,243

Total Key Positions	62	92,843

Other Positions

Administrative	216	61,512
Support to Technical	35	23,530
Technical	566	268,017

Total Other Positions	817	353,059

For the difference between the Authorized and Actual Salaries		4,942

Total Permanent Positions	879	450,844

Total Permanent Filled Positions	707	365,293

E. Design Center of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	2	2,162
Chief Trade-Industry Development Specialist	1	1,081
Chief Industrial Design Specialist	3	3,243

Total Key Positions	8	9,837

DECEMBER 30, 2024	OFFICIAL GAZETTE	541
STAFFING SUMMARY

Other Positions

Administrative	37	13,071
Support to Technical	4	1,515
Technical	95	49,266

Total Other Positions	136	63,852

For the difference between the Authorized and Actual Salaries		369

Total Permanent Positions	144	74,058

Total Permanent Filled Positions	77	43,593

F. Philippine Trade Training Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	1	1,081
Information Officer V	1	1,081
Planning Officer V	1	1,081
Chief Trade-Industry Development Specialist	2	2,162

Total Key Positions	7	8,756

Other Positions

Administrative	18	6,706
Support to Technical	9	3,363
Technical	24	12,397

Total Other Positions	51	22,466

For the difference between the Authorized and Actual Salaries		726

Total Permanent Positions	58	31,948

Total Permanent Filled Positions	48	26,945

542	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XXVI. DEPARTMENT OF TRANSPORTATION

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Executive Director V	1	2,270
Department Undersecretary	7	15,893
Board Chairman II	1	2,009
Department Assistant Secretary	13	26,118
Director V	1	2,009
Board Member III	2	4,018
Project Manager IV	1	1,778
Executive Director III	1	1,778
Director IV	7	12,446
Head Executive Assistant	1	1,573
Director III	16	25,170
Project Manager II	7	9,747
Director II	30	41,760
Attorney V	8	9,856
Director I	14	17,248
Planning Officer V	1	1,081
Internal Auditor V	2	2,162
Engineer V	7	7,567
Chief Transportation Regulation Officer	72	77,832
Chief Transportation Development Officer	31	33,511
Information Technology Officer III	4	4,324
Chief Communications Development Officer	1	1,081
Chief Administrative Officer	50	54,050
Chief Accountant	1	1,081
Supervising Transportation Regulation Officer	177	151,867
Supervising Transportation Development Officer	7	6,007
Engineer IV	1	858

Total Key Positions	465	518,435

Other Positions

Administrative	3,262	916,619
Support to Technical	495	183,064
Technical	1,749	662,038

Total Other Positions	5,506	1,761,721

For the difference between the Authorized and Actual Salaries		22,825

Total Permanent Positions	5,971	2,302,981

Total Permanent Filled Positions	4,762	1,811,329

DECEMBER 30, 2024	OFFICIAL GAZETTE	543
STAFFING SUMMARY

B. Civil Aeronautics Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Attorney V	2	2,464
Chief Transportation Regulation Officer	1	1,081
Chief Transportation Development Officer	1	1,081
Financial Analyst V	1	1,081
Chief Administrative Officer	2	2,162

Total Key Positions	9	11,220

Other Positions

Administrative	46	15,971
Support to Technical	26	12,993
Technical	45	21,502

Total Other Positions	117	50,466

For the difference between the Authorized and Actual Salaries		943

Total Permanent Positions	126	62,629

Total Permanent Filled Positions	103	53,520

C. Maritime Industry Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	2,009
Executive Director III	1	1,778
Deputy Executive Director IV	2	3,556
Deputy Executive Director III	1	1,573
Director II	22	30,624
Maritime Education & Training Standards Supervisor	25	34,812
Attorney V	4	4,928
Information Technology Officer III	2	2,162
Information Officer V	1	1,081
Chief Shipping Operations Specialist	3	3,243
Chief Shipbuilding Specialist	1	1,081

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GENERAL APPROPRIATIONS ACT, FY 2025

Chief Maritime Industry Development Specialist	19	20,539
Chief Administrative Officer	6	6,486
Planning Officer V	2	2,162
Chief Accountant	1	1,081
Member (Ex-Officio)	6
Chairman (Ex-Officio)	1

Total Key Positions	91	117,115

Other Positions

Administrative	242	72,075
Support to Technical	63	27,839
Technical	419	210,687

Total Other Positions	724	310,601

For the difference between the Authorized and Actual Salaries		3,726

Total Permanent Positions	815	431,442

Total Permanent Filled Positions	663	351,695

D. Office of Transportation Cooperatives

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman I	1	1,778
Executive Director II	1	1,573
Chief Administrative Officer	1	1,081
Planning Officer V	1	1,081
Chief Cooperatives Development Specialist	1	1,081
Member (Ex-Officio)	6

Total Key Positions	5	6,594

Other Positions

Administrative	25	7,099
Support to Technical	9	4,368
Technical	4	2,067

Total Other Positions	38	13,534

For the difference between the Authorized and Actual Salaries		392

Total Permanent Positions	43	20,520

Total Permanent Filled Positions	38	18,789

DECEMBER 30, 2024	OFFICIAL GAZETTE	545
STAFFING SUMMARY

E. Office for Transportation Security

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,270
Deputy Administrator III	1	2,009
Director IV	5	8,890
Attorney V	2	2,465
Chief Transportation Regulation Officer	5	5,405
Information Officer V	1	1,081
Chief Administrative Officer	3	3,243
Intelligence Officer V	1	1,081

Total Key Positions	19	26,444

Other Positions

Administrative	28	11,517
Support to Technical	7	5,432
Technical	172	81,354

Total Other Positions	207	98,303

For the difference between the Authorized and Actual Salaries		135

Total Permanent Positions	226	124,882

Total Permanent Filled Positions	189	179,566

F. Philippine Coast Guard

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Engineer V	1	1,081

Total Key Positions	1	1,081

Other Positions

Administrative	196	59,668
Support to Technical	332	70,714
Technical	40	10,981

Total Other Positions	568	141,363

For the difference between the Authorized and Actual Salaries		1,246

546	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Total Permanent Positions	569	143,690

Total Permanent Filled Positions	388	99,545

Total Uniformed Personnel	30,430	11,357,296
Total Filled Permanent and Uniformed	30,430	11,357,296

Total Filled Permanent and Uniformed	30,818	11,456,841

G. Toll Regulatory Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director II	1	1,573
Chief Public Utilities Regulation Officer	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	3	3,735

Other Positions

Administrative	10	3,590
Support to Technical	2	816
Technical	14	6,784

Total Other Positions	26	11,190

For the difference between the Authorized and Actual Salaries		545

Total Permanent Positions	29	15,470

Total Permanent Filled Positions	27	14,589

DECEMBER 30, 2024	OFFICIAL GAZETTE	547
STAFFING SUMMARY

XXVII. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Department Undersecretary	5	11,352
Department Assistant Secretary	6	12,055
Director IV	33	58,674
Director III	25	39,325
Head Executive Assistant	1	1,573
Attorney V	3	3,696
Planning Officer V	1	1,081
Internal Auditor V	2	2,162
Information Technology Officer III	2	2,162
Information Officer V	2	2,162
Chief Economic Development Specialist	100	108,100
Chief Administrative Officer	22	23,782
Chief Accountant	1	1,081

Total Key Positions	204	270,546

Other Positions

Administrative	471	155,798
Support to Technical	56	26,608
Technical	702	411,414

Total Other Positions	1,229	593,820

For the difference between the Authorized and Actual Salaries		8,615

Total Permanent Positions	1,433	872,981

Total Permanent Filled Positions	1,213	741,006

B. Commission on Population and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Deputy Executive Director III	1	1,573
Director I	16	19,712
Planning Officer V	1	1,081
Information Officer V	1	1,081
Population Program Officer V	1	1,081

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GENERAL APPROPRIATIONS ACT, FY 2025

Project Evaluation Officer V	1	1,081
Chief Administrative Officer	2	2,162

Total Key Positions	24	30,041

Other Positions

Administrative	140	45,071
Support to Technical	28	11,039
Technical	161	75,248

Total Other Positions	329	131,358

For the difference between the Authorized and Actual Salaries		335

Total Permanent Positions	353	161,734

Total Permanent Filled Positions	276	129,096

C. Philippine National Volunteer Service Coordinating Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Chief Volunteer Service Officer	2	2,162
Chief Administrative Officer	1	1,081

Total Key Positions	4	5,021

Other Positions

Administrative	12	3,634
Support to Technical	4	1,484
Technical	10	5,328

Total Other Positions	26	10,446

For the difference between the Authorized and Actual Salaries		273

Total Permanent Positions	30	15,740

Total Permanent Filled Positions	26	13,214

DECEMBER 30, 2024	OFFICIAL GAZETTE	549
STAFFING SUMMARY

D. Public-Private Partnership Center of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,270
Deputy Executive Director V	2	4,018
Director IV	6	10,668
Director III	4	6,292
Attorney V	2	2,464
Information Officer V	1	1,081
Training Specialist V	1	1,081
Chief Administrative Officer	3	3,243
Project Evaluation Officer V	2	2,162
Project Development Officer V	5	5,405
Planning Officer V	2	2,162
Information Technology Officer III	1	1,081

Total Key Positions	30	41,927

Other Positions

Administrative	23	10,303
Support to Technical	18	10,913
Technical	72	40,477

Total Other Positions	113	61,693

For the difference between the Authorized and Actual Salaries		964

Total Permanent Positions	143	104,584

Total Permanent Filled Positions	129	92,400

E. Philippine Statistical Research and Training Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Chief Statistical Specialist	2	2,162
Information Technology Officer III	1	1,081
Chief Administrative Officer	1	1,081
Member (Ex-Officio)	6
Chairman (Ex-Officio)	1

Total Key Positions	5	6,102

Other Positions

Administrative	15	5,828
Support to Technical	2	1,000
Technical	34	16,285

Total Other Positions	51	23,113

550	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

For the difference between the Authorized and Actual Salaries		277

Total Permanent Positions	56	29,492

Total Permanent Filled Positions	49	25,856

F. Philippine Statistics Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

National Statistician	1	2,270
Deputy National Statistician	4	8,037
Assistant National Statistician	14	24,892
Director III	4	6,292
Director II	17	23,664
Chief Administrative Officer	20	21,620
Planning Officer V	1	1,081
Chief Accountant	1	1,081
Internal Auditor V	1	1,081
Information Technology Officer III	9	9,729
Information Officer V	1	1,081
Project Development Officer V	3	3,243
Project Evaluation Officer V	1	1,081
Registration Officer V	5	5,405
Chief Statistical Specialist	132	142,692

Total Key Positions	214	253,249

Other Positions

Administrative	1,062	326,656
Support to Technical	11	5,688
Technical	1,995	886,918

Total Other Positions	3,068	1,219,262

For the difference between the Authorized and Actual Salaries		2,784

Total Permanent Positions	3,282	1,475,295

Total Permanent Filled Positions	2,751	1,239,793

G. Tariff Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,270

DECEMBER 30, 2024	OFFICIAL GAZETTE	551
STAFFING SUMMARY

Commission Member III	2	4,018
Director III	2	3,146
Director II	1	1,392
Attorney V	1	1,232
Chief Tariff Specialist	4	4,324
Chief Administrative Officer	2	2,162
Information Technology Officer III	1	1,081

Total Key Positions	14	19,625

Other Positions

Administrative	45	16,688
Support to Technical	5	2,562
Technical	47	25,712

Total Other Positions	97	44,962

For the difference between the Authorized and Actual Salaries		664

Total Permanent Positions	111	65,251

Total Permanent Filled Positions	74	46,448

552	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XXVIII. PRESIDENTIAL COMMUNICATIONS OFFICE

A. Presidential Communications Office (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Press Secretary	1	3,341
Department Undersecretary	6	13,622
Department Assistant Secretary	13	26,119
Director IV	4	7,112
Head Executive Assistant	1	1,573
Director III	12	18,880
Director II	3	4,177
Director I	2	2,465
Attorney V	1	1,232
Information Technology Officer III	1	1,081
Information Officer V	1	1,081
Executive News Editor	1	1,081
Chief Administrative Officer	4	4,324
Planning Officer V	2	2,162
Chief Accountant	1	1,081
Project Development Officer V	1	1,081

Total Key Positions	54	90,412

Other Positions

Administrative	152	67,542
Support to Technical	30	16,648
Technical	26	12,351

Total Other Positions	208	96,541

For the difference between the Authorized and Actual Salaries		426

Total Permanent Positions	262	187,379

Total Permanent Filled Positions	198	152,879

B. Bureau of Communications Services

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Information Officer V	1	1,081
Planning Officer V	1	1,081

DECEMBER 30, 2024	OFFICIAL GAZETTE	553
STAFFING SUMMARY

Production Planning and Control Officer V	1	1,081
Chief Administrative Officer	1	1,081

Total Key Positions	5	6,102

Other Positions

Administrative	61	16,916
Support to Technical	6	3,837
Technical	22	11,838

Total Other Positions	89	32,591

For the difference between the Authorized and Actual Salaries		383

Total Permanent Positions	94	39,076

Total Permanent Filled Positions	62	23,480

C. National Printing Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Superintendent of Printing	1	1,392
Assistant Superintendent of Printing	1	1,232
Engineer V	1	1,081
Printing Operation Chief	4	4,324
Chief Administrative Officer	2	2,162
Sales and Promotion Supervisor V	1	1,081
Production Planning and Control Officer V	1	1,081

Total Key Positions	13	15,704

Other Positions

Administrative	200	54,850
Support to Technical	27	10,790
Technical	249	81,448

Total Other Positions	476	147,088

For the difference between the Authorized and Actual Salaries		1,311

Total Permanent Positions	489	164,103

Total Permanent Filled Positions	324	9,503

554	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

D. News and Information Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081
Media Accreditation and Relations Officer V	1	1,081
Executive News Editor	2	2,162

Total Key Positions	6	7,675

Other Positions

Administrative	57	16,011
Support to Technical	43	16,210
Technical	157	74,328

Total Other Positions	257	106,549

For the difference between the Authorized and Actual Salaries		1,676

Total Permanent Positions	263	115,900

Total Permanent Filled Positions	151	71,590

E. Philippine Information Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,270
Director V	5	10,046
Director IV	4	7,112
Information Officer V	2	2,162
Chief Administrative Officer	2	2,162

Total Key Positions	14	23,752

Other Positions

Administrative	135	41,499
Support to Technical	52	15,470
Technical	261	140,429

Total Other Positions	448	197,398

DECEMBER 30, 2024	OFFICIAL GAZETTE	555
STAFFING SUMMARY

For the difference between the Authorized and Actual Salaries		2,964

Total Permanent Positions	462	224,114

Total Permanent Filled Positions	374	186,474

F. Presidential Broadcast Service - Bureau of Broadcast Service

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Broadcast Operations Chief	5	5,405
Engineer V	1	1,081
Chief Administrative Officer	2	2,162

Total Key Positions	10	11,999

Other Positions

Administrative	226	67,289
Support to Technical	46	22,034
Technical	686	297,182

Total Other Positions	958	386,505

For the difference between the Authorized and Actual Salaries		5,285

Total Permanent Positions	968	403,789

Total Permanent Filled Positions	521	218,218

G. Presidential Broadcast Staff (RTVM)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Development Management Officer V	1	1,081
Media Production Specialist V	2	2,162
Chief Administrative Officer	1	1,081

Total Key Positions	5	6,102

Other Positions

Administrative	34	9,605

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GENERAL APPROPRIATIONS ACT, FY 2025

Support to Technical	16	6,305
Technical	78	32,879

Total Other Positions	128	48,789

For the difference between the Authorized and Actual Salaries		1,651

Total Permanent Positions	133	56,542

Total Permanent Filled Positions	108	45,055

DECEMBER 30, 2024	OFFICIAL GAZETTE	557
STAFFING SUMMARY

XXIX. OTHER EXECUTIVE OFFICES

A. Anti-Red Tape Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,341
Deputy Director-General	3	6,810
Director IV	5	8,890
Attorney VI	2	2,784
Internal Auditor V	1	1,081
Project Development Officer V	11	11,891
Chief Administrative Officer	11	11,890
Special Investigator V	1	1,081

Total Key Positions	35	47,768

Other Positions

Administrative	54	22,587
Support Technical	4	2,182
Technical	137	77,507

Total Other Positions	195	102,276

For the difference between the Authorized and Actual Salaries		157

Total Permanent Positions	230	150,201

Total Permanent Filled Positions	216	142,207

B. Climate Change Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Commission Member IV	2	4,541
Deputy Executive Director V	1	2,009
Attorney V	1	1,232
Information Officer V	1	1,081
International Science Relations Officer V	1	1,081
Chief Administrative Officer	1	1,081
Planning Officer V	2	2,162
Chairman (Ex-Officio)	1

Total Key Positions	10	16,528

558	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Positions

Administrative	36	18,707
Technical	30	16,101

Total Other Positions	66	34,808

For the difference between the Authorized and Actual Salaries		9

Total Permanent Positions	76	51,345

Total Permanent Filled Positions	56	38,980

C. Commission on Filipinos Overseas

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Executive Director V	1	2,270
Chief Administrative Officer	1	1,081
Information Technology Officer III	1	1,081
Chief Emigrant Services Officer	3	3,243
Vice-Chairman (Ex-Officio)	1
Member (Ex-Officio)	1

Total Key Positions	7	11,016

Other Positions

Administrative	27	10,332
Technical	52	29,245

Total Other Positions	79	39,577

For the difference between the Authorized and Actual Salaries		721

Total Permanent Positions	86	51,314

Total Permanent Filled Positions	79	48,110

DECEMBER 30, 2024	OFFICIAL GAZETTE	559
STAFFING SUMMARY

D. Commission on Higher Education

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman IV	1	3,341
Commission Chairman IV	1	3,341
Commission Member IV	4	9,082
Commissioner III	4	9,082
Executive Director IV	2	4,018
Deputy Executive Director IV	1	1,778
Director IV	22	39,116
Director III	6	9,438
Attorney V	2	2,464
Information Technology Officer III	1	1,081
Financial and Management Officer II	1	1,081
Chief Education Program Specialist	30	32,430
Chief Administrative Officer	19	20,539
Chief Accountant	2	2,162

Total Key Positions	96	138,953

Other Positions

Administrative	278	97,318
Support to Technical	3	1,860
Technical	312	193,934

Total Other Positions	593	293,112

For the difference between the Authorized and Actual Salaries		8,474

Total Permanent Positions	689	440,539

Total Permanent Filled Positions	517	339,784

E. Commission on the Filipino Language

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Commission Member IV	2	4,541
Director IV	1	1,778
Chief Language Researcher	4	4,324
Chief Administrative Officer	1	1,081

Total Key Positions	9	15,065

Other Positions

Administrative	26	8,600

560	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Support to Technical	1	858
Technical	29	17,734

Total Other Positions	56	27,192

For the difference between the Authorized and Actual Salaries		737

Total Permanent Positions	65	42,994

Total Permanent Filled Positions	49	35,210

F. Dangerous Drugs Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman IV	1	3,341
Board Member IV	2	4,540
Executive Director V	1	2,270
Deputy Executive Director V	2	4,018
Attorney V	1	1,232
Health Education and Promotion Officer V	1	1,081
Chief Administrative Officer	1	1,081
Statistician V	1	1,081
Member (Ex-Officio)	5
Chairman (Ex-Officio)	1

Total Key Positions	10	18,644

Other Positions

Administrative	76	21,853
Support to Technical	14	6,585
Technical	50	26,005

Total Other Positions	140	54,443

For the difference between the Authorized and Actual Salaries		1,014

Total Permanent Positions	150	74,101

Total Permanent Filled Positions	101	49,300

DECEMBER 30, 2024	OFFICIAL GAZETTE	561
STAFFING SUMMARY

G. Energy Regulatory Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	4,339
Commission Member IV	4	13,836
Executive Director III	1	2,789
Director III	7	15,589
Head Executive Assistant	1	1,462
Administrative Officer V	5	7,373
Attorney V	5	7,324
Chief Energy Regulation Officer	11	16,274
Engineer V	1	1,462
Financial and Management Officer II	1	1,478
Information Officer V	2	2,955
Information Technology Officer III	1	1,510
Planning Officer V	1	1,462

Total Key Positions	41	77,853

Other Positions

Administrative	126	63,793
Technical	222	174,542

Total Other Positions	348	238,335

For the difference between the Authorized and Actual Salaries		233

Total Permanent Positions	389	316,421

Less: No. and Amount of Salary Lapses/Savings from Unfilled Positions/Chargeable Against Savings	84	62,475

Total Permanent Filled Positions	305	253,946

H. Film Development Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council Chairman III	1	2,270
Executive Director III	1	1,778
Chief Administrative Officer	1	1,081
Project Development Officer V	2	2,162

Total Key Positions	5	7,291

Other Positions

Administrative	10	4,426

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Support to Technical	2	882
Technical	17	8,162

Total Other Positions	29	13,470

For the difference between the Authorized and Actual Salaries		54

Total Permanent Positions	34	20,815

Total Permanent Filled Positions	23	14,919

I. Games and Amusements Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	2,009
Board Member II	2	3,556
Attorney V	1	1,232
Chief Sports and Games Regulation Officer	3	3,243
Chief Administrative Officer	1	1,081

Total Key Positions	8	11,121

Other Positions

Administrative	37	15,465
Support to Technical	9	4,068
Technical	112	38,098

Total Other Positions	158	57,631

For the difference between the Authorized and Actual Salaries		711

Total Permanent Positions	166	69,463

Total Permanent Filled Positions	132	57,362

J. Governance Commission for Government-Owned or Controlled Corporations

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341

DECEMBER 30, 2024	OFFICIAL GAZETTE	563
STAFFING SUMMARY

Commission Member IV	2	4,541
Executive Director IV	1	2,009
Director IV	8	14,224
Director III	4	6,292
Attorney V	1	1,232
Chief Administrative Officer	4	4,324
Planning Officer V	1	1,081
Information Technology Officer III	2	2,162
Corporate Governance Officer V	9	9,729

Total Key Positions	33	48,935

Other Positions

Administrative	37	15,118
Support to Technical	10	10,333
Technical	161	85,436

Total Other Positions	208	110,887

For the difference between the Authorized and Actual Salaries		51

Total Permanent Positions	241	159,873

Total Permanent Filled Positions	137	97,475

K. Marawi Compensation Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairperson	1	3,341
Board Member IV	8	18,163
Executive Director III	1	1,778

Total Key Positions	10	23,282

Other Positions

Administrative	61	32,993
Support to Technical	2	424
Technical	39	21,701

Total Other Positions	102	55,118

Total Permanent Positions	112	78,400

Total Permanent Filled Positions	112	78,401

564	OFFICIAL GAZETTE	VOL. 120, NO. 53
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L. Mindanao Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairperson	1	3,341
Executive Director V	1	2,270
Deputy Executive Director V	1	2,009
Director IV	3	5,334
Director III	2	3,146
Development Management Officer V	10	10,810
Chief Administrative Officer	2	2,162
Information Technology Officer III	1	1,081

Total Key Positions	21	30,153

Other Positions

Administrative	38	11,809
Support to Technical	9	6,785
Technical	88	47,445

Total Other Positions	135	66,039

For the difference between the Authorized and Actual Salaries		1,139

Total Permanent Positions	156	97,331

Total Permanent Filled Positions	117	79,176

M. Movie and Television Review and Classification Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	2,009
Executive Director II	1	1,573
Attorney V	1	1,232
Registration Officer V	1	1,081
Chief Administrative Officer	1	1,081
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	30

Total Key Positions	5	6,976

DECEMBER 30, 2024	OFFICIAL GAZETTE	565
STAFFING SUMMARY

Other Positions

Administrative	23	7,731
Support to Technical	11	3,305
Technical	24	10,275

Total Other Positions	58	21,311

For the difference between the Authorized and Actual Salaries		285

Total Permanent Positions	63	28,572

Total Permanent Filled Positions	51	24,099

N. National Commission for Culture and the Arts

N.1 National Commission for Culture and the Arts (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	2	3,147
Chief Accountant	1	1,081
Planning Officer V	2	2,162
Chief Administrative Officer	2	2,162
Member (Ex-Officio)	4
Chairman (Ex-Officio)	1
Vice Chairman (Ex-Officio)	1

Total Key Positions	8	10,330

Other Positions

Administrative	19	6,805
Support to Technical	1	688
Technical	21	10,730

Total Other Positions	41	18,223

For the difference between the Authorized and Actual Salaries		360

Total Permanent Positions	49	28,913

Total Permanent Filled Positions	42	25,694

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N.2 National Historical Commission of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,270
Executive Director III	1	1,778
Deputy Executive Director III	2	3,147
Chief History Researcher	3	3,243
Chief Historic Sites Development Officer	1	1,081
Chief Administrative Officer	1	1,081
Chairman (Ex-Officio)	1
Member (Part-Time)	4
Member (Ex-Officio)	4

Total Key Positions	9	12,600

Other Positions

Administrative	71	18,779
Support to Technical	8	2,164
Technical	148	58,908

Total Other Positions	227	79,851

For the difference between the Authorized and Actual Salaries		1,318

Total Permanent Positions	236	93,769

Total Permanent Filled Positions	180	72,687

N.3 National Library of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,778
Director III	1	1,573
Chief Administrative Officer	1	1,081
Librarian V	7	7,567

DECEMBER 30, 2024	OFFICIAL GAZETTE	567
STAFFING SUMMARY

Information Technology Officer III	1	1,081

Total Key Positions	11	13,080

Other Positions

Administrative	62	15,250
Support to Technical	7	1,694
Technical	80	40,100

Total Other Positions	149	57,044

For the difference between the Authorized and Actual Salaries		1,101

Total Permanent Positions	160	71,225

Total Permanent Filled Positions	128	58,794

N.4 National Archives of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	2	3,147
Chief Administrative Officer	1	1,081
Chief Records Management Analyst	2	2,162
Information Technology Officer III	1	1,081
Training Specialist V	1	1,081
Chief Archivist	2	2,162

Total Key Positions	10	12,492

Other Positions

Administrative	51	11,653
Support to Technical	1	255
Technical	96	37,736

Total Other Positions	148	49,644

For the difference between the Authorized and Actual Salaries		613

Total Permanent Positions	158	62,749

Total Permanent Filled Positions	123	51,284

568	OFFICIAL GAZETTE	VOL. 120, NO. 53
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O. National Commission of Senior Citizens

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Commission Member IV	6	13,622
Executive Director IV	1	2,009
Director IV	18	32,004
Head Executive Assistant	1	1,573
Director III	1	1,573
Attorney V	1	1,232
Planning Officer V	1	1,081
Information Officer V	1	1,081
Project Development Officer V	18	19,458
Chief Administrative Officer	2	2,162

Total Key Positions	51	79,136

Other Positions

Administrative	122	60,110
Support to Technical	11	6,142
Technical	110	60,416

Total Other Positions	243	126,668

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	294	205,804

Total Permanent Filled Positions	130	89,282

P. National Commission on Indigenous Peoples

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Commission Member IV	6	13,622
Executive Director IV	1	2,009
Director IV	21	37,338
Attorney VI	13	18,096
Medical Officer V	1	1,232
Attorney V	3	3,696

DECEMBER 30, 2024	OFFICIAL GAZETTE	569
STAFFING SUMMARY

Planning Officer V	1	1,081
Information Technology Officer III	1	1,081
Engineer V	1	1,081
Development Management Officer V	67	72,427
Community Affairs Officer V	1	1,081
Chief Administrative Officer	18	19,458
Project Development Officer V	2	2,162
Chief Accountant	1	1,081

Total Key Positions	138	178,786

Other Positions

Administrative	546	147,768
Support to Technical	15	8,554
Technical	988	399,748

Total Other Positions	1,549	556,070

For the difference between the Authorized and Actual Salaries		12,105

Total Permanent Positions	1,687	746,961

Total Permanent Filled Position	1,417	614,116

Q. National Intelligence Coordinating Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,270
Director V	2	4,018
Director IV	7	12,446
Director III	2	3,146
Director II	27	37,584
Director I	18	22,176
Chief Accountant	1	1,081
Planning Officer V	1	1,081
National Intelligence Specialist V	73	78,913
Internal Auditor V	1	1,081
Information Technology Officer III	1	1,081
Chief Administrative Officer	8	8,648

Total Key Positions	142	173,525

Other Positions

Administrative	131	37,504
Support to Technical	89	25,689
Technical	600	233,414

570	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Total Other Positions	820	296,607

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	962	470,132

Total Permanent Filled Positions	910	446,890

R. National Security Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,341
Deputy Director-General	3	6,811
Assistant Director-General	6	12,055
Director V	1	2,009
Director IV	3	5,334
Head Executive Assistant	1	1,573
Director III	6	9,438
National Security Specialist V	14	15,134

Total Key Positions	35	55,695

Other Positions

Administrative	38	14,236
Support to Technical	11	3,156
Technical	51	32,426

Total Other Positions	100	49,818

For the difference between the Authorized and Actual Salaries		1,606

Total Permanent Positions	135	107,119

Total Permanent Filled Positions	104	81,782

S. Optical Media Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	2,009

DECEMBER 30, 2024	OFFICIAL GAZETTE	571
STAFFING SUMMARY

Executive Director II	1	1,573
Attorney V	1	1,232
Licensing Officer V	1	1,081
Intelligence Officer V	1	1,081
Chief Administrative Officer	1	1,081
Member (Ex-Officio)	8

Total Key Positions	6	8,057

Other Positions

Administrative	29	9,531
Support to Technical	8	4,571
Technical	49	21,371

Total Other Positions	86	35,473

For the difference between the Authorized and Actual Salaries		379

Total Permanent Positions	92	43,909

Total Permanent Filled Positions	54	23,930

T. Philippine Competition Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman	1	6,378
Commissioner	4	17,135
PCC Executive Director	1	2,722
PCC Director IV	5	11,412
PCC Director III	4	6,930
PCC Head Executive Assistant	1	1,713
PCC Executive Assistant V	1	1,245
PCC Attorney V	1	1,611
PCC Economist V	3	3,773
PCC Information Technology Officer III	1	1,282
PCC Chief Administrative Officer	3	3,848
PCC Chief Accountant	1	1,264
PCC Planning Officer V	1	1,302
PCC Investigation Agent V	1	1,245
PCC Competition Policy Research Officer V	1	1,264
PCC Information Officer V	1	1,302
PCC Training Specialist V	1	1,263

Total Key Positions	31	65,689

572	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Other Positions

Administrative	76	39,092
Support to Technical	14	5,522
Technical	83	63,825

Total Other Positions	173	108,439

For the difference between the Authorized and Actual Salaries	40	29,970

Total Permanent Positions	244	204,098

Total Permanent Filled Positions	204	174,128

U. Philippine Drug Enforcement Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,270
Director V	2	4,018
Director III	28	44,044
Director II	23	32,016
Attorney V	4	4,928
Chief Accountant	1	1,081
Intelligence Officer V	3	3,243
Chemist V	3	3,243
Information Technology Officer III	1	1,081
Information Officer V	2	2,162
Dangerous Drugs Regulation Officer V	2	2,162
Investigation Agent V	112	121,072
Planning Officer V	1	1,081
Training Specialist V	1	1,081
Special Investigator V	1	1,081
Chief Administrative Officer	24	25,944

Total Key Positions	209	250,507

Other Positions

Administrative	458	133,061
Support to Technical	418	168,738
Technical	2,108	891,102

Total Other Positions	2,984	1,192,901

For the difference between the Authorized and Actual Salaries		21,708

Total Permanent Positions	3,193	1,465,116

Total Permanent Filled Positions	2,943	1,361,654

DECEMBER 30, 2024	OFFICIAL GAZETTE	573
STAFFING SUMMARY

V. Philippine Racing Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Attorney V	1	1,232
Chief Sports and Games Regulation Officer	2	2,162
Chief Accountant	1	1,081
Member (Ex-Officio)	6
Chairman (Ex-Officio)	1

Total Key Positions	6	7,826

Other Positions

Administrative	42	14,599
Support to Technical	6	3,068
Technical	42	17,598

Total Other Positions	90	35,265

For the difference between the Authorized and Actual Salaries		627

Total Permanent Positions	96	43,718

Total Permanent Filled Positions	72	32,883

W. Philippine Space Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,341
Deputy Director-General	3	6,811
Director IV	6	10,668
Attorney V	1	1,232
Chief Science Research Specialist	10	10,810
Information Officer IV	1	1,081
Chief Administrative Officer	3	3,243
Planning Officer V	1	1,081
Project Development Officer V	1	1,081
Information Technology Officer III	1	1,081

Total Key Positions	28	40,429

574	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Other Positions

Administrative	51	26,446
Technical	118	64,354

Total Other Positions	169	90,800

For the difference between the Authorized and Actual Salaries		65

Total Permanent Positions	197	131,294

Total Permanent Filled Positions	137	93,886

X. Philippine Sports Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,270
Commission Member III	4	8,037
Executive Director III	1	1,778
Deputy Executive Director III	2	3,146
Chief Administrative Officer	2	2,162
Chief Sports and Games Regulation Officer	2	2,162
Chief Accountant	1	1,081
Project Development Officer V	1	1,081

Total Key Positions	14	21,717

Other Positions

Administrative	73	21,029
Support to Technical	10	4,327
Technical	30	16,303

Total Other Positions	113	41,659

For the difference between the Authorized and Actual Salaries		1,068

Total Permanent Positions	127	64,444

Total Permanent Filled Positions	105	56,889

DECEMBER 30, 2024	OFFICIAL GAZETTE	575
STAFFING SUMMARY

Y. Presidential Legislative Liaison Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presidential Adviser on Legislative Affairs	1	3,341
Presidential Legislative Assistant	2	4,541
Presidential Legislative Liaison Officer III	3	6,027
Presidential Legislative Liaison Officer II	3	5,334
Head Executive Assistant	1	1,573
Presidential Legislative Liaison Officer I	8	8,648
Chief Administrative Officer	1	1,081

Total Key Positions	19	30,545

Other Positions

Administrative	35	15,121
Technical	8	5,706

Total Other Positions	43	20,827

For the difference between the Authorized and Actual Salaries		944

Total Permanent Positions	62	52,316

Total Permanent Filled Positions	40	40,789

Z. Presidential Management Staff

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,341
Director VI	7	15,892
Director V	12	24,110
Director IV	16	28,448
Director III	10	15,730
Attorney V	1	1,232
Chief Accountant	1	1,081
Presidential Staff Officer VI	31	33,510
Planning Officer V	2	2,162
Chief Administrative Officer	9	9,729

Total Key Positions	90	135,235

576	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Other Positions

Administrative	186	71,459
Support to Technical	14	9,368
Technical	189	105,678

Total Other Positions	389	186,505

For the difference between the Authorized and Actual Salaries		3,219

Total Permanent Positions	479	324,959

Total Permanent Filled Positions	268	184,960

DECEMBER 30, 2024	OFFICIAL GAZETTE	577
STAFFING SUMMARY

XXX. THE JUDICIARY

A. Supreme Court of the Philippines and the Lower Courts

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Justice of the Supreme Court	1	3,983
PHILJA Chancellor	1	3,341
Associate Justice of the Supreme Court	14	46,777
Court Administrator of the Supreme Court	1	2,270
PHILJA Vice-Chancellor	1	2,270
Assistant Court Administrator of the Supreme Court	3	6,810
Executive Clerk of Court V	1	2,270
Council Member IV	4	9,082
Deputy Court Administrator of the Supreme Court	3	6,810
Jurisconsult	1	2,270
Chief Justice Staff Head	2	4,018
Director V	3	6,027
PHILJA Executive Secretary	1	2,009
Regional Trial Court Judge	1,364	2,740,527
Executive Clerk of Court IV	4	8,036
Shari’a District Court Judge	5	10,046
Municipal Trial Court Judge	370	657,879
Shari’a Circuit Court Judge	51	90,681
Municipal Circuit Trial Court Judge	466	828,572
Metro Trial Court Judge	169	300,491
Judicial Staff Head	28	49,785
Director IV	29	51,562
City Trial Court Judge	264	469,406
Executive Clerk of Court Ill	3	5,334
Court Attorney VI	186	292,665
Director III	24	37,754
Head Executive Assistant	1	1,573
Clerk of Court VII	10	13,925
Court Attorney V	54	75,192
Director II	2	2,784
PHILJA Attorney V	2	2,785
PHILJA Attorney IV	6	7,392
Medical Officer V	1	1,232
Director I	2	2,465
Court Attorney IV	82	101,046
Clerk of Court VI	315	388,167
Chief Judicial Staff Officer	3	3,696
Assistant Superintendent of Printing	1	1,232
Supply Officer V	2	2,162
Statistician V	1	1,081
Security Officer V	1	1,081
Project Development Officer V	3	3,243
Planning Officer V	1	1,081
PHILJA Attorney III	2	2,162
Librarian V	2	2,162

578	OFFICIAL GAZETTE	VOL. 120, NO. 53
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Information Technology Officer III	5	5,405
Information Officer V	2	2,162
Human Resource Management Officer V	8	8,648
Fiscal Examiner V	2	2,162
Fiscal Controller V	1	1,081
Financial and Management Officer II	2	2,162
Engineer V	1	1,081
Development Management Officer V	1	1,081
Management and Audit Analyst V	3	3,243
Court Attorney III	1	1,081
Clerk of Court V	1,295	1,399,812
Chief Accountant	1	1,081
Records Officer V	12	12,972
Cashier V	3	3,243
Building Official	1	1,081
Budget Officer V	2	2,162
Administrative Officer V (for Judiciary and Congress)	7	7,567
Clerk of Court IV	80	76,802

Total Key Positions	4,917	7,787,962

Other Positions

Administrative	11,114	2,355,317
Support to Technical	19,983	6,167,039
Technical	2,592	1,437,465

Total Other Positions	33,689	9,959,821

For the difference between the Authorized and Actual Salaries		407,098

Total Permanent Positions	38,606	18,154,881

Total Permanent Filled Positions	27,130	12,933,264

B. Presidential Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Clerk of the Electoral Tribunal	1	2,270
Deputy Clerk of the Electoral Tribunal	1	2,009
Chief Judicial Staff Officer	20	24,646

Total Key Positions	22	28,925

Other Positions

Administrative	5	935
Support to Technical	55	12,659
Technical	69	52,740

DECEMBER 30, 2024	OFFICIAL GAZETTE	579
STAFFING SUMMARY

Total Other Positions	129	66,334

For the difference between the Authorized and Actual Salaries		135

Total Permanent Positions	151	95,394

Total Permanent Filled Positions	72	47,630

C. Sandiganbayan

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice, Sandiganbayan	1	3,341
Associate Justice, Sandiganbayan	20	45,408
Executive Clerk of Court IV	1	2,009
Judicial Staff Head	1	1,778
Executive Clerk of Court III	7	12,446
Executive Clerk of Court II	7	11,014
Director III	1	1,573
Court Attorney V	43	59,876
Court Attorney IV	44	54,220
Records Officer V	1	1,081
Information Technology Officer III	1	1,081
Financial and Management Officer II	1	1,081
Administrative Officer V (for Judiciary and Congress)	1	1,081

Total Key Positions	129	195,989

Other Positions

Administrative	262	60,683
Support to Technical	157	75,939
Technical	36	24,399

Total Other Positions	455	161,021

For the difference between the Authorized and Actual Salaries		6,388

Total Permanent Positions	584	363,398

Total Permanent Filled Positions	494	313,831

D. Court of Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice, Court of Appeals	1	3,341

580	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

Associate Justice, Court of Appeals	68	154,385
Executive Clerk of Court IV	1	2,009
Judicial Staff Head	1	1,778
Executive Clerk of Court III	26	46,229
Executive Clerk of Court II	23	36,189
Court of Appeals Reporter II	1	1,778
Court of Appeals Reporter I	1	1,573
Court Attorney V	139	193,555
Court Attorney IV	140	172,520
Medical Officer V	1	1,232
Chief Accountant	1	1,081
Cashier V	1	1,081
Budget Officer V	1	1,081
Human Resource Management Officer V	1	1,081
Administrative Officer V (for Judiciary and Congress)	1	1,081
Supply Officer V	1	1,081
Records Officer V	1	1,081
Management and Audit Analyst V	1	1,081
Librarian V	1	1,081
Information Technology Officer III	1	1,081
Information Officer V	1	1,081

Total Key Positions	413	626,480

Other Positions

Administrative	747	179,329
Support to Technical	561	345,133
Technical	101	30,241

Total Other Positions	1,409	554,703

For the difference between the Authorized and Actual Salaries		20,122

Total Permanent Positions	1,822	1,201,305

Total Permanent Filled Positions	1,526	1,066,282

E. Court of Tax Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice, Court of Tax Appeals	1	3,341
Associate Justice, Court of Tax Appeals	8	18,162
Executive Clerk of Court IV	1	2,009
Judicial Staff Head	1	1,778
Executive Clerk of Court III	4	7,112
Director IV	2	3,556

DECEMBER 30, 2024	OFFICIAL GAZETTE	581
STAFFING SUMMARY

Executive Clerk of Court II	3	4,720
Head Executive Assistant	1	1,573
Director II	2	2,784
Court Attorney V	18	25,065
Court Attorney IV	2	2,464
Cashier V	1	1,081
Budget Officer V	1	1,081
Chief Accountant	1	1,081
Administrative Officer V (for Judiciary and Congress)	2	2,162
Supply Officer V	1	1,081
Management and Audit Analyst V	1	1,081
Information Technology Officer III	1	1,081
Chief Tax Specialist	3	3,243

Total Key Positions	54	84,455

Other Positions

Administrative	172	60,274
Support to Technical	76	42,654
Technical	54	50,047

Total Other Positions	302	152,975

For the difference between the Authorized and Actual Salaries		4,206

Total Permanent Positions	356	241,636

Total Permanent Filled Positions	291	215,427

582	OFFICIAL GAZETTE	VOL. 120, NO. 53
GENERAL APPROPRIATIONS ACT, FY 2025

XXXI. CIVIL SERVICE COMMISSION

A. Civil Service Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	3,341
Commissioner, Constitutional Commission	2	4,540
Assistant Commissioner, Constitutional Commission	5	10,045
Director IV	32	56,896
Director Ill	31	48,766
Attorney VI	21	29,232
Director II	94	130,848
Conciliator	6	7,393
Attorney V	1	1,232
Information Technology Officer III	3	3,243
Engineer V	1	1,081
Chief Personnel Specialist	105	113,505
Chief Administrative Officer	4	4,324
Librarian V	1	1,081
Chief Accountant	1	1,081

Total Key Positions	308	416,608

Other Positions

Administrative	397	129,248
Support to Technical	26	21,732
Technical	737	460,110

Total Other Positions	1,160	611,090

For the difference between the Authorized and Actual Salaries		16,934

Total Permanent Positions	1,468	1,044,632

Total Permanent Filled Positions	1,228	879,550

B. Career Executive Service Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	2,009
Director Ill	2	3,146

DECEMBER 30, 2024	OFFICIAL GAZETTE	583
STAFFING SUMMARY

Attorney V	1	1,232
Chief Personnel Specialist	3	3,243
Chief Administrative Officer	1	1,081

Total Key Positions	8	10,711

Other Positions

Administrative	19	6,485
Support to Technical	5	2,985
Technical	22	13,186

Total Other Positions	46	22,656

For the difference between the Authorized and Actual Salaries		596

Total Permanent Positions	54	33,963

Total Permanent Filled Positions	40	27,268

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XXXII. COMMISSION ON AUDIT

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	3,341
Commissioner, Constitutional Commission	2	4,541
Assistant Commissioner, Constitutional Commission	11	22,099
Director IV	62	110,236
Head Executive Assistant	1	1,573
Director III	51	80,223
Attorney VI	50	69,600
State Technical Audit Specialist V	25	34,800
State Auditor V	432	601,509
Medical Officer V	1	1,232
Board Secretary VI	2	2,464
Information Technology Officer III	3	3,243
Chief Administrative Officer	34	36,754
Internal Auditor V	2	2,162
Chief Accountant	1	1,081
Training Specialist V	2	2,162
State Auditor IV	699	755,575
Project Evaluation Officer V	1	1,081

Total Key Positions	1,380	1,733,676

Other Positions

Administrative	2,236	631,195
Support to Technical	143	88,860
Technical	9,524	6,196,578

Total Other Positions	11,903	6,916,633

For the difference between the Authorized and Actual Salaries		64,613

Total Permanent Positions	13,283	8,714,922

Total Permanent Filled Positions	8,065	5,515,031

DECEMBER 30, 2024	OFFICIAL GAZETTE	585
STAFFING SUMMARY

XXXIII. COMMISSION ON ELECTIONS

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	3,341
Commissioner, Constitutional Commission	6	13,622
Executive Director IV	1	2,009
Deputy Executive Director IV	2	3,556
Director IV	31	55,118
Director III	28	44,044
Clerk of the Commission	1	1,573
Head Executive Assistant	1	1,573
Provincial Election Supervisor IV	37	51,520
Attorney VI	17	23,668
Medical Officer V	1	1,232
Attorney V	1	1,232
Provincial Election Supervisor III	20	24,646
Chief Accountant	2	2,162
Administrative Officer V (for Judiciary and Congress)	1	1,081
Records Officer V	1	1,081
Public Relations Officer V	1	1,081
Provincial Election Supervisor II	18	19,458
Management and Audit Analyst V	1	1,081
Librarian V	1	1,081
Internal Auditor V	2	2,162
Planning Officer V	1	1,081
Information Technology Officer III	3	3,243
Information Officer V	1	1,081
Identification Officer II	1	1,081
Statistician V	1	1,081
Chief Administrative Officer	11	11,891
Provincial Election Supervisor I	4	3,840

Total Key Positions	196	279,619

Other Positions

Administrative	899	224,486
Support to Technical	379	169,296
Technical	4,238	1,613,964

Total Other Positions	5,516	2,007,746

For the difference between the Authorized and Actual Salaries		43,739

Total Permanent Positions	5,712	2,331,104

Total Permanent Filled Positions	4,836	2,007,078

586	OFFICIAL GAZETTE	VOL. 120, NO. 53
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XXXÍV. OFFICE OF THE OMBUDSMAN

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Ombudsman	1	3,341
Deputy Ombudsman	4	9,080
Special Prosecutor	1	2,270
Overall Deputy Ombudsman	1	2,270
Deputy Special Prosecutor	5	10,045
Assistant Ombudsman	16	32,145
Assistant Special Prosecutor Ill	30	53,340
Graft Investigation and Prosecution Officer IV	37	65,786
Graft Investigation Officer Ill	7	12,446
Director IV	26	46,228
Head Executive Assistant	1	1,573
Graft Investigation and Prosecution Officer Ill	148	232,865
Assistant Special Prosecutor II	60	94,410
Graft Investigation Officer II	46	72,378
Assistant Special Prosecutor I	54	75,193
Graft Investigation Officer I	36	50,125
Graft Investigation and Prosecution Officer II	188	261,780
Director II	2	2,784
Graft Investigation and Prosecution Officer I	72	88,725
Project Development Officer V	1	1,081
Media Accreditation and Relations Officer V	1	1,081
Information Technology Officer Ill	2	2,162
Information Officer V	1	1,081
Graft Prevention and Control Officer V	29	31,348
Chief Administrative Officer	15	16,215
Project Evaluation Officer V	2	2,162
Chief Accountant	1	1,081

Total Key Positions	787	1,172,995

Other Positions

Administrative	724	225,149
Support to Technical	351	150,541
Technical	514	333,870

Total Other Positions	1,589	709,560

For the difference between the Authorized and Actual Salaries		34,823

Total Permanent Positions	2,376	1,917,378

Total Permanent Filled Positions	1,212	960,920

DECEMBER 30, 2024	OFFICIAL GAZETTE	587
STAFFING SUMMARY

XXXV. COMMISSION ON HUMAN RIGHTS

A. COMMISSION ON HUMAN RIGHTS

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,341
Commission Member IV	4	9,082
Executive Director IV	1	2,009
Director IV	7	12,446
Director III	2	3,146
Head Executive Assistant	1	1,573
Attorney VI	21	29,240
Medico-Legal Officer IV	1	1,081
Information Technology Officer III	1	1,081
Information Officer V	3	3,243
Development Management Officer V	4	4,324
Chief Administrative Officer	3	3,243
Planning Officer V	1	1,081
Security Officer V	1	1,081
Project Development Officer V	1	1,081
Special Investigator V	1	1,081
Training Specialist V	1	1,081
Chief Accountant	1	1,081

Total Key Positions	55	80,295

Other Positions

Administrative	232	65,337
Support to Technical	156	72,011
Technical	411	256,870

Total Other Positions	799	394,218

For the difference between the Authorized and Actual Salaries		2,098

Total Permanent Positions	854	476,611

Total Permanent Filled Positions	651	367,474

B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

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Executive Director III	1	1,778
Deputy Executive Director III	1	1,573
Chief Administrative Officer	1	1,081
Chief History Researcher	1	1,081
Museum Curator II	1	1,081
Chief Archivist	1	1,081

Total Key Positions	6	7,675

Other Positions

Administrative	9	3,875
Support to Technical	1	516
Technical	14	6,626

Total Other Positions	24	11,017

For the difference between the Authorized and Actual Salaries		59

Total Permanent Positions	30	18,751

Total Permanent Filled Positions	23	15,312

DECEMBER 30, 2024	OFFICIAL GAZETTE	589
STAFFING SUMMARY

XXXVI. ALLOCATIONS TO LOCAL GOVERNMENT UNITS

A. Metropolitan Manila Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council/Commission/Board Chairman III	1	2,270
Department Assistant Secretary	1	2,009
Engineer V	2	2,162

Total Key Positions	4	6,441

Other Positions

Administrative	32	8,126
Support to Technical	22	4,424
Technical	75	39,357

Total Other Positions	129	51,907

For the difference between the Authorized and Actual Salaries		516

Total Permanent Positions	133	58,864

Total Permanent Filled Positions	115	48,254